Exhibit 10.4

SECOND AMENDMENT TO AMENDED AND RESTATED FACILITY AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED FACILITY AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 31, 2019, by and among ENDOLOGIX, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and Deerfield Private Design Fund IV, L.P., as agent for itself and the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties party thereto, Agent and the Lenders party thereto are parties to that certain Amended and Restated Facility Agreement dated as of August 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time to (and not including) the date hereof, including by that certain First Amendment to Amended and Restated Facility Agreement, dated as of November 20, 2018, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and Agent, the “Facility Agreement”);

WHEREAS, the Borrower, the other Loan Parties party thereto and Agent are parties to that certain Amended and Restated Guaranty and Security Agreement dated as of August 9, 2018 (as in effect as of the date hereof without giving effect to the amendments thereto set forth herein, the “Security Agreement”);

WHEREAS, the Borrower has requested that Agent and the Lenders (a) amend certain provisions of the Facility Agreement, the Security Agreement, the First Out Waterfall Notes and the Warrants and (b) waive certain Designated Occurrences (as defined below) under the Facility Agreement, and, subject to certain terms and limitations and the satisfaction of the conditions set forth herein, Agent and the Lenders are willing to do so, on the terms set forth herein; and

WHEREAS, the Facility Agreement, the Security Agreement, the First Out Waterfall Notes and the Warrants are being amended as part of, and pursuant to, a Plan of Recapitalization and Reorganization of the Borrower described in Section 368(a)(1)(E) of the Code;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Amended Facility Agreement.

SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, as of the Second Amendment Effective Date (as defined below):

(a) The Facility Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A-I attached hereto (the “Amended Facility Agreement”);

(b) The Schedules to the Facility Agreement are hereby amended and restated in their entirety in the form attached hereto as Exhibit A-II.

(c) The Security Agreement is hereby amended by adding the following language to the end of Section 5.10 thereof immediately before the “.” appearing therein: “(for the avoidance of doubt, taking into account any cure periods applicable thereto)”.

(d) The Schedules to the Security Agreement are hereby amended and restated in their entirety in the form attached hereto as Exhibit A-III.

(e) Each of the First Out Waterfall Notes shall be amended as set forth in the Second Amendment First Out Waterfall Notes (as defined below);

(f) Each of the Initial Warrants shall be amended as set forth in the Exchanged Initial Warrants; and

(g) Each of the Additional Warrants shall be amended as set forth in the Exchanged Additional Warrants.

SECTION 3. Limited Waiver.

(a) Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment and subject to the terms, conditions and limitations set forth below, Agent and the Lenders hereby agree as of the Second Amendment Effective Date that the possible failure to comply with the representations and covenants of the Facility Agreement specifically mentioned in clauses (i) – (x) below in this Section 3 solely with respect to the matters and in the instances specifically mentioned in such clauses (and, for the avoidance of doubt, not any other failures, matters or instances) (such failures, collectively, the “Designated Occurrences” and each, a “Designated Occurrence”), are hereby, solely to the extent expressly set forth below, waived (but, solely to the extent and subject to any limitations on the length of time of any such waiver set forth below):

(i) any Default or Event of Default under (y) Section 5.4(c) of the Facility Agreement which occurred with respect to the failure of the representations and warranties in the last sentence of Section 3.1(pp) of the Facility Agreement to be true and correct solely between the dates of January 8, 2019 and March 20, 2019 (such period, the “Minimum Bid Price Requirement Non-Compliance Period”), and (z) Section 5.4(b)(i)(A) of the Facility Agreement which occurred with respect to the failure to comply with the obligations of the Borrower set forth in Section 5.1(p) of the Facility Agreement during the Minimum Bid Price Requirement Non-Compliance Period, in each case of clause (y) and clause (z), solely due to the failure to meet the Principal Market’s minimum bid price requirements during the Minimum Bid Price Requirement Non-Compliance Period ;

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(ii) any Default or Event of Default under Section 5.4(c) of the Facility Agreement which occurred with respect to the failure of the representations and warranties in the third and fourth sentences of Section 3.1(uu) and the first sentence of Section 3.1(ccc) of the Facility Agreement made by the Borrower to be true and correct between the dates of November 27, 2018 and the day immediately prior to the date hereof, in each case, solely due to the market withdrawal of Nellix EndoVascular Aneurysm Sealing System and the suspension of the CE mark related thereto, in each case, that occurred prior to February 24, 2019;

(iii) any Default or Event of Default under Section 5.4(b)(i)(A) of the Facility Agreement which occurred with respect to the Loan Parties’ failure to comply with Section 5.2(xxiv) of the Facility Agreement solely with respect to having at least $22,500,000 of Global Excess Liquidity as of (A) the end of the last Business Day of February 2019 and (B) each date that a Borrowing Base Certificate (as defined the ABL Credit Facility) was delivered under the ABL Credit Facility or any other ABL Debt Document to the “Third Party Agent” (as defined in the ABL Credit Facility) between the dates of February 22, 2019 and the day immediately prior to the date hereof;

(iv) any Default or Event of Default under (x) Section 5.4(b)(i)(A) of the Facility Agreement which occurred with respect to the Loan Parties’ failure to comply with Section 5.1(x) of the Facility Agreement prior to the date hereof, (y) Section 5.4(b)(i)(B) of the Facility Agreement which occurred with respect to the Loan Parties’ failure to comply with Section 5.3(a) of the Security Agreement prior to the date hereof, and (z) Section 5.4(c) of the Facility Agreement which occurred with respect to the failure of the representations and warranties in the first sentence of Section 3.1(hh) of the Facility Agreement to be true and correct prior to the date hereof, in each cause of clause (x), clause (y) and clause (z), solely due to the Borrower’s storage of up to a maximum aggregate amount of $125,000 in book value (which shall be determined in accordance with GAAP by the Borrower and with using reasonable and justifiable calculations and estimations by the Borrower) of computer servers as of the date hereof at the Flexential Colorado Corp.’s data center located at 3330 E. Lone Mountain Road, North Las Vegas, NV 89081 pursuant to that certain service order entered into by the Borrower on September 5, 2018 (which, for the avoidance of doubt, (A) the Loan Parties represent, warrant, acknowledge and agree that such location, placement and storage of such computer servers at such location occurred prior to the date hereof and (B) the parties hereto hereby acknowledge and agree that the waiver in this clause (v) shall not apply to any other computer servers, property or assets that may be located, placed or stored at such location or any other location);

(v) any Default or Event of Default under Section 5.4(b)(i)(A) of the Facility Agreement which occurred due to the Borrower’s and its Subsidiaries’ failure to comply with clause (i) of the first sentence of Section 5.1(h) of the Facility Agreement solely by not timely filing the Borrower’s annual report on a 10-K for the fiscal year ended December 31, 2018 so long as (A) a Form 12b-25 was adequately and timely filed in respect of such late 10-K filing and (B) such 10-K is filed with the SEC by no later than April 1, 2019, such that the 10-K shall be deemed to have been timely filed pursuant to Rule 12b-25 under the Exchange Act;

(vi) any Default or Event of Default under Section 5.4(c) of the Facility Agreement which occurred with respect to the failure of the representations and warranties in the last sentence of Section 3.1(h) to be true and correct on or prior to the day immediately prior to the

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date hereof, so long as at each time that such representations and warranties were made on or prior to such day, none of the current directors (or equivalent persons) or current officers of the Borrower and its Subsidiaries (A) had been convicted or had pled no contest (or agreed to a settlement or plea agreement related) to, or been subject to any order of any Governmental Authority relating to, any violations of any securities laws, rules or regulations, or (B) had been enjoined from engaging in any conduct relating to offers or sales of securities or service as an officer or director of a public company (the Loan Parties hereby representing and warranting that the foregoing was and is true, correct and complete at each such time);

(vii) any Default or Event of Default under Section 5.4(b)(i)(A) of the Facility Agreement which occurred due to the Loan Parties’ failure to comply with Section 5.1(g)(A) of the Facility Agreement solely with respect to the Loan Parties’ failure to provide written notice to Agent of any Designated Occurrence;

(viii) any Default or Event of Default under Section 5.4(b)(i)(A) of the Facility Agreement which occurred due to the Borrower’s failure to comply with Section 5.1(w) of the Facility Agreement solely with respect to the Borrower’s failure to provide written notice to Agent of any default or event of default under any of the ABL Debt Documents caused by the “Designated Occurrences” (as defined in the ABL Amendment (as defined below), the “ABL Designated Occurrences”);

(ix) any Default or Event of Default under (y) Section 5.4(b)(i)(A) of the Facility Agreement which occurred due to the Loan Parties’ failure to comply with Section 5.1(b)(ii) and the first sentence of Section 5.2(xiv) of the Facility Agreement, and (z) Section 5.4(c) of the Facility Agreement which occurred with respect to the failure of the representations and warranties in the first sentence, clause (vi) of the second sentence, the fourth sentence, the sixth sentence, the seventh sentence and the last sentence of Section 3.1(jj) of the Facility Agreement made by the Loan Parties to be true and correct between the dates of January 1, 2018 and the day immediately prior to the date hereof, in each case of clause (y) and clause (z), solely with respect to six units of AFX Endovascular AAA System products (which the Loan Parties represent and warrant constitute “medical devices” under 15 CFR § 772.1) being sold into Cuba by the Borrower’s Spanish distributor named DGM Vascular S.L. (which resulted in less than $30,000 of revenue to the Borrower and its Subsidiaries in the aggregate for all fiscal periods) in the first two fiscal quarters of 2018 (with such products being implanted into patients in Cuba in the second fiscal quarter of 2018) without first obtaining a license from the Bureau of Industry and Security of the United States Department of Commerce in accordance with 15 CFR § 746.2(a), so long as the Loan Parties report such violation to the Office of Foreign Assets Control of the United States Department of the Treasury by no later than May 31, 2019 and the only penalty (if any) resulting from such violation is a monetary fine not in excess of $250,000; and

(x) any Default or Event of Default under Section 5.4(h)(ii), Section 5.4(o), Section 5.4(p) and Section 5.4(s)(B) of the Facility Agreement relating solely to the ABL Debt Documents (and not any other agreements, instruments or documents mentioned in such Section) caused directly and solely by any event of default under the ABL Debt Documents resulting solely from the ABL Designated Occurrences and the Designated Occurrences (and, for the avoidance of doubt, not any other event, circumstance, breach, violation, default or event of default).

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(b) Notwithstanding anything to the contrary, the parties hereto agree that (i) nothing herein, nor any communications among any Loan Party, any of its Subsidiaries or Affiliates and/or any Secured Party, shall be deemed a waiver with respect to (A) any Default or Event of Default, other than the Designated Occurrences, or (B) any future failure of any Loan Party or any of its Subsidiaries and Affiliates to comply fully and completely with any provision of any Loan Document (including as amended hereby, as applicable), and (ii) in no event shall the foregoing waivers provided in Section 3(a) of this Amendment be deemed to be a waiver of enforcement of any of any Secured Party’s rights or remedies under the Loan Documents (including as amended hereby, as applicable), at law (including under the UCC), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to the introductory paragraph of Section 5.4 of the Facility Agreement, with respect to any Defaults or Events of Default (other than the Designated Occurrences) now existing or hereafter arising. Except as expressly provided herein, each Secured Party hereby reserves and preserves all of its rights and remedies against each Loan Party and each of its Subsidiaries under the Loan Documents (including as amended hereby, as applicable), at law (including under the UCC), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to the introductory paragraph of Section 5.4 of the Facility Agreement.

SECTION 4. Conditions. The effectiveness of the amendments set forth in Section 2 and the limited waivers set forth in Section 3 of this Amendment, in each case, is subject to the satisfaction of the following conditions precedent on or prior to April 5, 2019 (such date of satisfaction, the “Second Amendment Effective Date”):

(a) the execution and delivery of this Amendment by Borrower, each other Loan Party, Agent and the Required Lenders;

(b) the representations and warranties in Section 3 and Section 5 of this Amendment being true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof and as of the Second Amendment Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

(c) no Default or Event of Default has occurred or is continuing (or would result after giving effect to the transactions contemplated by this Amendment, the Second Amendment First Out Waterfall Notes, the Second Amendment Warrants (as defined below) and the other Loan Documents (as amended hereby, as applicable) and the ABL Amendment and the other ABL Debt Documents (as amended by the ABL Amendment, as applicable));

(d) the receipt in cash by the Secured Parties of the payment of all fees, costs and expenses incurred thereby on or prior to the date of this Amendment that are required to be reimbursed pursuant to Section 6.3 of the Facility Agreement or Section 9 of this Amendment and all other fees, costs and expenses incurred in connection with this Amendment (and the transactions contemplated hereby) by the Secured Parties (including, in each case, all attorneys’ fees of the Secured Parties and any estimates of post-closing fees, costs and expenses (including all attorneys’ fees) expected to be incurred by the Secured Parties in connection with this Amendment);

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(e) the receipt by the Agent and the Lenders of a fully executed copy of a corresponding amendment to the ABL Credit Facility in form and substance reasonably satisfactory to the Agent and the Lenders (the “ABL Amendment”);

(f) the execution, issuance and delivery to the First Out Waterfall Lenders of new First Out Waterfall Notes (each in the form of a First Out Waterfall Note attached to the Amended Facility Agreement as Exhibit A-3) (the “Second Amendment First Out Waterfall Notes”) in accordance with Section 1.4(c) of the Amended Facility Agreement;

(g) the execution, issuance and delivery to the First Out Waterfall Lenders of the Amended and Restated Initial Warrants and the Amended and Restated Additional Warrants (collectively, the “Second Amendment Warrants”) in accordance with Section 2.8 of the Amended Facility Agreement;

(h) the consummation by the Borrower on the Second Amendment Effective Date of the sale of shares of Common Stock at a price of $6.61 per share, resulting in gross proceeds to the Borrower (excluding any proceeds from any sale of shares to any of the Lenders or their Affiliates) of at least $40,000,000 and net cash proceeds (the “Net Equity Cash Proceeds”) to the Borrower (after deducting any underwriting or placement fees, discounts or commissions and any legal, accounting and other offering related expenses) of at least $38,000,000 (in each case, excluding any proceeds from any sale of shares to any of the Lenders or their Affiliates) (the “Equity Financing”), pursuant to that certain Purchase Agreement, dated as of the date hereof (the “Equity Purchase Agreement”), by and among the Borrower and the investors identified on Schedule I thereto, and the schedules and exhibits thereto, and the Pre-Paid Warrants (as defined in the Equity Purchase Agreement), each in substantially the form provided to the Lenders prior to the date hereof and each in form and substance satisfactory to the Agent and the Lenders (collectively, the “Equity Financing Documents”), which Net Equity Cash Proceeds shall have been deposited on the Second Amendment Effective Date into either (i) a deposit account maintained by the Borrower that is covered by a Control Agreement in favor of the Agent or (ii) a trust account maintained by Piper Jaffray Companies (“PJC”) in the name of the Borrower, in each case of the foregoing, in a manner (and pursuant to procedures) acceptable to the Agent and the Lenders (the Net Equity Cash Proceeds in such trust account, the “Trust Account Net Equity Cash Proceeds”);

(i) the consummation of the “Exchange” (as defined in the below-defined Exchange Agreement) (the “Convertible Debenture Restructuring”) contemplated to occur on the Second Amendment Effective Date by (A) that certain Exchange Agreement, dated as of the date hereof (the “Exchange Agreement”), by and among the Borrower and the noteholders listed on Schedule A thereto, (B) that certain Indenture, to be dated as of the Second Amendment Effective Date, in respect of the 5.0% Mandatory Convertible Senior Notes due 2024 (the “5.0% Mandatory Convertible Senior Notes Indenture”), between the Borrower, as issuer, and Wilmington Trust, National Association, as trustee (including the exhibit, schedule and attachments thereto), (C) that certain Indenture, to be dated as of the Second Amendment Effective Date, in respect of the 5.0% Voluntary Convertible Senior Notes due 2024 (together with the 5.0% Mandatory Convertible Senior Notes Indenture, the “Exchanged Senior Notes Indentures”), between the Borrower, as issuer, and Wilmington Trust, National Association, as trustee (including the exhibit, schedule and attachments thereto), and (D) those certain unsecured 5.0% Mandatory Convertible Senior Notes

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due 2024 and 5.0% Voluntary Convertible Senior Notes due 2024 issued in connection with the foregoing by the Borrower on the Second Amendment Effective Date (collectively, the “Original 5.00% Convertible Notes”, and together with the Exchange Agreement and the Exchanged Senior Notes Indentures, the “Convertible Debenture Restructuring Documents”), in each case, in form and substance satisfactory to the Agent and the Lenders;

(j) the Borrower has submitted an application for the listing of all of the Conversion Shares and the Warrant Shares to the Principal Market and secured such listing from the Principal Market;

(k) receipt by Agent of a certificate from an Authorized Officer of each Loan Party in form and substance satisfactory to Agent and the Lenders:

(i) attesting to the resolutions of such Loan Party’s board of directors authorizing its execution, delivery, and performance of this Amendment, the Amended Facility Agreement, the Security Agreement (including as amended hereby), the Second Amendment First Out Waterfall Notes, the Second Amendment Warrants and the other Loan Documents (as amended hereby, as applicable), including the issuance of the Warrant Shares upon exercise of the Second Amendment Warrants, in each case to which it is a party, and the execution, delivery and performance of each of the ABL Amendment, the other ABL Debt Documents (as amended by the ABL Amendment, as applicable), the Equity Financing Documents and Convertible Debenture Restructuring Documents to which it is party,

(ii) authorizing specific officers of such Loan Party to execute the same, attesting to the incumbency and signatures of such specific officers of such Loan Party,

(iii) attesting to copies of each Loan Party’s Organizational Documents, as amended, modified, or supplemented to the date hereof, which Organizational Documents shall be (A) certified by an Authorized Officer of such Loan Party, and (B) with respect to Organizational Documents that are charter documents, certified as of a recent date (not more than thirty (30) days prior to the Second Amendment Effective Date) by the appropriate governmental official,

(iv) attesting to certificates of status with respect to each Loan Party, dated within ten (10) days of the Second Amendment Effective Date, such certificates to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, which certificates shall indicate that such Loan Party is in good standing in such jurisdiction, and

(v) attesting to certificates of status with respect to each Loan Party, each dated within thirty (30) days of the Second Amendment Effective Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Loan Party) in which such Loan Party’s failure to be duly qualified or licensed would constitute a Material Adverse Effect, which certificates shall indicate that such Loan Party is in good standing in such jurisdictions.

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(l) an opinion letter from counsel to the Loan Parties with respect to the transactions contemplated by this Amendment, the Amended Facility Agreement, the Security Agreement (as amended hereby), the Second Amendment First Out Waterfall Notes and the Second Amendment Warrants, in form and substance satisfactory to the Agent and the Lenders; and

(m) the receipt by the Agent and the Lenders of all other documents, agreements, instruments and other information requested by the Agent or any Lender.

Notwithstanding anything to the contrary in this Amendment or any other Loan Document, none of the amendments set forth in Section 2 and none of the limited waivers set forth in Section 3 of this Amendment will become (or ever be) effective unless all of the conditions set forth in this Section 4 are completely and fully satisfied on or prior to April 5, 2019.

SECTION 5. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to Agent and each Lender as follows as of the date hereof and as of the Second Amendment Effective Date:

(a) Each Loan Party is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. Each Loan Party (i) has full power and authority (and all governmental licenses, authorizations, permits (including all Regulatory Required Permits), consents and approvals) to (A) own its properties and conduct its business (solely with respect to governmental licenses, authorizations, permits (including all Regulatory Required Permits), consents and approvals, except where the failure to have such governmental licenses, authorizations, permits (including all Regulatory Required Permits), consents and approvals could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect) and (B) to (x) enter into, and perform its obligations under, this Amendment (including the Amended Facility Agreement), the Security Agreement (including as amended hereby), the Second Amendment First Out Waterfall Notes, the Second Amendment Warrants, and the other Loan Documents (as amended hereby, as applicable), the ABL Amendment, the other ABL Debt Documents (as amended by the ABL Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents, and (y) consummate the transactions contemplated under this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes, the Second Amendment Warrants and the other Loan Documents (as amended hereby, as applicable), the ABL Amendment and the other ABL Debt Documents (as amended by the ABL Amendment, as applicable) and to consummate the Equity Financing and the Convertible Debenture Restructuring Documents, and (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, in each case of this clause (ii), where the failure to be so qualified, licensed or in good standing could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b) The execution, delivery and performance of this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes, the Second Amendment Warrants and the other Loan

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Documents (as amended hereby, as applicable), including the issuance of the Warrant Shares upon exercise of the Second Amendment Warrants and the issuance of the Conversion Shares upon Conversion (including any Voluntary Conversion, Forced Conversion or Mandatory Conversion) of the Second Amendment First Out Waterfall Notes, and the execution, delivery and performance of the ABL Amendment, the ABL Debt Documents (as amended by the ABL Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents, in each case, have been duly authorized by each Loan Party and no further consent or authorization is required by any Loan Party, any Loan Party’s board of directors (or other equivalent governing body) or the holders of any Loan Party’s Stock. Each of this Amendment, the ABL Amendment, the Equity Purchase Agreement and the Exchange Agreement has been duly executed and delivered by each of the Loan Parties and constitutes a valid, legal and binding obligation of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally. On and after the Second Amendment Effective Date, each of this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the ABL Amendment, the ABL Debt Documents (as amended by the ABL Amendment, as applicable) the Second Amendment First Out Waterfall Notes, the Second Amendment Warrants, the Equity Financing Documents and the Convertible Debenture Restructuring Documents has been duly executed and delivered by each of the Loan Parties and constitutes a valid, legal and binding obligation of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes, the Second Amendment Warrants and the other Loan Documents (as amended hereby, as applicable), and the ABL Amendment, the ABL Debt Documents (as amended by the ABL Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents by each Loan Party party hereto and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to (i) the Loan Documents (as amended hereby, as applicable) and (ii) to the extent permitted by the Facility Agreement, the ABL Debt Documents) upon any assets of any such Loan Party pursuant to, any agreement, document or instrument to which such Loan Party is a party or by which any Loan Party is bound or to which any of the assets or property of any Loan Party is subject, except, with respect to this clause (A), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (B) result in any violation of or conflict with the provisions of the Organizational Documents, (C) result in the violation of any Applicable Law, (D) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority, or (E) violate, conflict with or cause a breach or default under any agreement or instrument binding upon it, except, with respect to clauses (C) and (E) only, as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No consent, approval, Authorization or order of, or registration or filing with any Governmental Authority is required for (i) the execution, delivery and performance of this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes, the Second Amendment Warrants and the other Loan Documents (as amended hereby, as applicable) and the

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ABL Amendment, the ABL Debt Documents (as amended by the ABL Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents and (ii) the consummation by any Loan Party of the transactions contemplated hereby and thereby.

(c) The Warrant Shares issuable upon exercise of, or otherwise pursuant to, the Second Amendment Warrants, and the Conversion Shares issuable upon Conversion (including any Voluntary Conversion, Forced Conversion or Mandatory Conversion) of, or otherwise pursuant to, the Second Amendment Warrants are duly authorized and, when issued in accordance with the Second Amendment Warrants or the Second Amendment First Out Waterfall Notes (as applicable), will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by Borrower, and will not be issued in violation of, or subject to, any preemptive or similar rights of any Person. Borrower has reserved from its duly authorized capital stock 1,522,002 shares of Common Stock for issuance upon exercise of the Second Amendment Warrants and 12,776,445 shares of Common Stock for issuance upon conversion of the First Out Waterfall Notes.

(d) Except for the amounts owed to Jefferies, LLC that have been disclosed to the Agent on or prior to the date hereof, no brokerage or finder’s fees or commissions are or will be payable by the Borrower or any of its affiliates or representatives to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Amendment, the other Loan Documents (as amended hereby, as applicable), the ABL Amendment, the ABL Debt Documents (as amended by the ABL Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents. The Lenders and other Secured Parties shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5(d) that may be due in connection with the transactions contemplated hereby.

(e) No registration under the Securities Act or any state securities laws is required for the offer and issuance of the Second Amendment Warrants, the Warrant Shares issuable upon exercise of, or otherwise pursuant to, the Second Amendment Warrants or the Conversion Shares issuable upon Conversion (including any Voluntary Conversion, Forced Conversion or Mandatory Conversion) of, or otherwise pursuant to, the Second Amendment First Out Waterfall Notes. The amendments and transactions contemplated hereby, including the issuance of the Second Amendment First Out Waterfall Notes and the Exchanged Warrants hereunder, the issuance of the Warrant Shares issuable upon exercise of, or otherwise pursuant to, the Second Amendment Warrants, and the issuance of the Conversion Shares issuable upon Conversion (including any Voluntary Conversion, Forced Conversion or Mandatory Conversion) of, or otherwise pursuant to, the Second Amendment First Out Waterfall Notes, and the consummation of the Equity Financing and the Convertible Debenture Restructuring, do not contravene, or require stockholder approval pursuant to, the rules and regulations of the Principal Market. Provided that a First Out Waterfall Lender is not an Affiliate of Borrower on the date of Conversion (including any Voluntary Conversion, Forced Conversion or Mandatory Conversion) of the First Out Waterfall Notes by such First Out Waterfall Lender or exercise of any of the Second Amendment Warrants by such First Out Waterfall Lender pursuant to a Cashless Exercise, Cashless Major Exercise, Cashless Default Exercise or Note Exchange Exercise (each as defined in the Second Amendment

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Warrants) and has not been an Affiliate of Borrower within the three-month period immediately preceding such date (which Borrower shall assume unless advised otherwise in writing by such First Out Waterfall Lender), the Conversion Shares or Warrant Shares (as applicable) issued to such First Out Waterfall Lender will be freely transferable, without restriction or limitation (including any volume limitation or current public information requirement) under Federal or state securities laws, pursuant to Rule 144 under the Securities Act, and will not contain or be subject to a legend or stop transfer order restricting the resale or transferability of thereof.

(f) Neither the Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made, or will make, any offers or sales of any security or solicited, or will solicit, any offers to buy any security, under circumstances that would cause the offering and issuance of any of the Warrant Shares or the Conversion Shares to be integrated with prior offerings by the Borrower (i) for purposes of the Securities Act and which would require the registration of any such securities under the Securities Act, or (ii) for purposes of any applicable stockholder approval provisions of the Principal Market and which would require stockholder approval for the issuance of any Warrant Shares or Conversion Shares.

(g) Other than for the existence of the Designated Occurrences prior to giving effect to the limited waiver thereof in Section 3, each of the representations and warranties of any of the Loan Parties set forth in the Amended Facility Agreement, the Security Agreement (including as amended hereby) and the other Loan Documents (including as amended hereby, as applicable) are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof and as of the Second Amendment Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

(h) The Equity Financing Documents constitute all of the agreements, instruments and documents entered into in connection with, and necessary to effectuate, the Equity Financing. The Convertible Debenture Restructuring Documents constitute all of the agreements, instruments and documents entered into in connection with, and necessary to effectuate, the Convertible Debenture Restructuring. Each of the representations and warranties of any of the Loan Parties set forth in the Equity Financing Documents and the Convertible Debenture Restructuring Documents are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof and as of the Second Amendment Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

(g) Other than for the existence of the Designated Occurrences prior to giving effect to the limited waiver thereof in Section 3, no Default or Event of Default has occurred and is continuing (or would result after giving effect to the transactions contemplated by this Amendment, the Second Amendment First Out Waterfall Notes, the Second Amendment Warrants (as defined below) and the other Loan Documents (as amended hereby, as applicable) and the ABL Amendment and the other ABL Debt Documents (as amended by the ABL Amendment, as applicable)).

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(h) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated by this Amendment, the Amended Facility Agreement, the Security Agreement (as amended hereby), the other Loan Documents (as amended hereby, as applicable), the ABL Amendment, the other ABL Debt Documents (as amended by the ABL Amendment, as applicable), the Equity Financing Documents, the Convertible Debenture Restructuring Documents, the Second Amendment Warrants, the Second Amended Registration Rights Agreements has been issued and remains in force by any Governmental Authority against any Loan Party or any Secured Party.

(i) (i) This Amendment has been entered into without force or duress of the free will of each Loan Party, (ii) each Loan Party’s decision to enter into this Amendment is a fully informed decision, and (iii) each Loan Party is aware of all legal and other ramifications of such decision.

(j) In executing this Amendment, the Second Amendment Warrants and the Second Amended Registration Rights Agreement, no Loan Party is relying on any representations or warranties, either written or oral, express or implied, made to any Loan Party by any other party hereto or any Secured Party.

(k) Attached hereto as Exhibit B is a true, correct and complete copy of the ABL Amendment, which has not been (and is not currently being contemplated as of the Second Amendment Effective Date to be) amended, restated, supplemented, changed or otherwise modified in any manner.

(l) Attached hereto as Exhibit C are true, correct and complete copies of the Equity Financing Documents, which have not been (and are not currently being contemplated as of the Second Amendment Effective Date to be) amended, restated, supplemented, changed or otherwise modified in any manner.

(m) Attached hereto as Exhibit D are true, correct and complete copies of the Convertible Debenture Restructuring Documents, which have not been (and are not currently being contemplated as of the Second Amendment Effective Date to be) amended, restated, supplemented, changed or otherwise modified in any manner.

(n) The representations and warranties set forth in Section 3 of this Amendment are true, correct and complete.

SECTION 6. Covenant. The Borrower covenants and agrees that it shall receive from PJC (and the Borrower has required PJC to deliver to the Borrower) the Trust Account Net Equity Cash Proceeds into a deposit account in the name of the Borrower that is covered by a Control Agreement in favor of the Agent in a manner, and subject to procedures, acceptable to the Agent within one (1) Business Day after the Second Amendment Effective Date. Any failure of the Borrower to timely comply with the immediately preceding sentence shall be an immediate Event of Default.

SECTION 7. Registration Rights. For avoidance of doubt, (a) the Borrower acknowledges and agrees that, on and after the Second Amendment Effective Date, for purposes of the Registration Rights Agreement, the term “Warrants” shall include the Amended and Restated Initial Warrants and the Amended and Restated Additional Warrants, the term “Warrants

12

Shares” shall include the Warrant Shares issued or issuable upon exercise of, or otherwise pursuant to, the Amended and Restated Initial Warrants and the Amended and Restated Additional Warrants (without giving effect to any limitations on exercise set forth in the Warrants), and all such Warrant Shares shall constitute “Registrable Securities” and (b) the Investors (as defined in the Registration Rights Agreement) shall be entitled to registration rights in respect of such Warrant Shares on the same terms, and pursuant to and in accordance with, the Registration Rights Agreement, and the Registration Rights Agreement shall be deemed amended as of the Second Amendment Effective Date as shall be necessary to give effect to the foregoing. Without limiting the foregoing, the Borrower shall, within one Business Day after the Second Amendment Effective Date, file a prospectus supplement with the SEC in respect of the transactions contemplated hereby and otherwise as shall be necessary to ensure that the Registration Statement covering the Registrable Securities continues to be available for the offer and sale thereof by the Investors (as defined in the Registration Rights Agreement).

SECTION 8. SEC Filing. At or prior to 8:30 a.m. (New York City time) on the first (1st) Business Day following the date of this Amendment, the Borrower shall file a Form 8- K with the SEC describing the terms of the transactions contemplated by this Amendment, the ABL Amendment, the Equity Financing Documents and the Convertible Debenture Restructuring Documents, including as exhibits to such Form 8-K this Amendment (including the exhibits and other documents attached hereto and thereto), the ABL Amendment (and the documents required to be attached pursuant to the ABL Amendment), the form of Second Amendment First Out Waterfall Notes, the forms of Second Amendment Warrants, each of the Equity Financing Documents and each of the Convertible Debenture Restructuring Documents and any related documents (such Form 8-K, the “Announcing Facility Amendment Form 8-K”) and disclosing any other presently material non-public information (if any) provided or made available to any Secured Party (or any such Secured Party’s agents or representatives) on or prior to the filing of the Announcing Facility Amendment Form 8-K. At or prior to 8:30 a.m. (New York City time) on the first (1st) Business Day following the earlier of the Second Amendment Effective Date and April 5, 2019, the Borrower shall file a Form 8-K with the SEC describing the consummation (or termination) of the transactions contemplated by this Amendment, the Equity Financing and the Convertible Debenture Restructuring (such Form 8-K, the “Closing Facility Amendment Form 8-K”) and disclosing and other presently material non-public information (if any) provided or made available to any Secured Party (or any such Secured Party’s agents or representatives) on or prior to the filing of the Closing Facility Amendment Form 8-K. Subject to the foregoing, no Loan Party will issue any press releases or any other public statements with respect to the transactions contemplated by this Amendment or the ABL Amendment or disclosing the name of any Secured Party; provided, however, that the Borrower will be entitled, without the prior approval of any Secured Party, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Facility Amendment Form 8-K or the Closing Facility Amendment 8-K and contemporaneously therewith and (ii) as is required by Applicable Law and regulations (provided that each Secured Party will be consulted by the Borrower in connection with any such press release or other public disclosure prior to its release and will be provided with a copy thereof by the Borrower, other than in the case of filings required by the Exchange Act to be made with the SEC, which Borrower may make without such consultation or notice). From and after the Borrower’s filing of the Announcing Facility Amendment Form 8-K, no Secured Party shall be in possession of any material nonpublic information received from the Borrower, any other Loan Party or any of their Subsidiaries or

13

Affiliates or any of its or their respective officers, directors, employees, attorneys, representatives or agents. Notwithstanding anything contained in this Amendment to the contrary and without implication that the contrary would otherwise be true, after giving effect to the filing of the Announcing Facility Amendment Form 8-K, the Borrower expressly acknowledges and agrees that no Secured Party shall have any duty of trust or confidence with respect to, or duty not to trade in any securities on the basis of, any information regarding the Borrower that is otherwise possessed (or continued to be possessed) by any Secured Party as a result of a breach of any of the covenants set forth in this Section 8.

SECTION 9. Fees, Costs and Expense Reimbursement. In connection with the Agent and the Lenders party hereto agreeing to enter into this Amendment and provide the accommodations hereunder, the Loan Parties agree to pay on the date of this Amendment all fees, costs and expenses (including attorneys’ fees) incurred by the Secured Parties in connection with this Amendment and any other Loan Document (including as amended hereby, as applicable) and the transactions contemplated hereby and thereby.

SECTION 10. Captions. Captions used in this Amendment are for convenience only and shall not modify or affect the interpretation or construction of this Amendment or any of its provisions.

SECTION 11. Counterparts. This Amendment may be executed in several counterparts, and by each party hereto on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

SECTION 12. Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable in any respect under any Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 13. Entire Agreement. The Facility Agreement, and the Security Agreement, each as amended hereby, together with all other Loan Documents (as amended hereby, as applicable), contains the entire understanding among the parties hereto with respect to the matters covered thereby and supersedes any and all other written and oral communications, negotiations, commitments and writings with respect thereto.

SECTION 14. Successors; Assigns. This Amendment shall be binding upon Borrower, the Loan Parties, the Lenders and Agent and their respective successors and permitted assigns, and shall inure to the benefit of Borrower, the Loan Parties, the Lenders, Agent and the other Secured Parties and the successors and assigns of the Lenders, Agent and the other Secured Parties. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents (including as amended hereby, as applicable). No Loan Party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Agent and each Lender, and any prohibited assignment or transfer shall be absolutely void ab initio.

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SECTION 15. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE. Section 6.4 of the Amended Facility Agreement is incorporated herein, mutatis mutandis.

SECTION 16. Reaffirmation and Ratification; No Novation. Each Loan Party party hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants Liens in its property or otherwise acts as accommodation party or guarantor, as the case may be pursuant to the Loan Documents (including as amended hereby, as applicable), hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Amended Facility Agreement (including the Facility Agreement as amended hereby), the Security Agreement (as amended hereby) and each other Loan Document (as amended hereby, as applicable) to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted Liens or security interests in any of its property pursuant to any Loan Documents (including as amended hereby, as applicable) as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents (including as amended hereby, as applicable), ratifies and reaffirms such guarantee and grant (and the validity and enforceability thereof) of Liens and confirms and agrees and acknowledges that such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof and from and after the Second Amendment Effective Date. Each Loan Party party hereto hereby consents to this Amendment and acknowledges that the Amended Facility Agreement (including the Facility Agreement as amended hereby), the Security Agreement (as amended hereby) and each other Loan Document (as amended hereby, as applicable) remains in full force and effect and is hereby ratified and reaffirmed. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, the Lenders or any other Secured Party, constitute a waiver of any provision of the Facility Agreement (except for any waiver of the Designated Occurrences specifically provided in Section 3 of this Amendment), the Amended Facility Agreement (including the Facility Agreement as amended hereby), the Security Agreement (including as amended hereby) or any other Loan Document (including as amended hereby, as applicable) or serve to effect a novation of the obligations (including the Obligations). For the avoidance of doubt, this Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Facility Agreement (including the Amended Facility Agreement) and the other Loan Documents (including as amended hereby, as applicable) or an accord and satisfaction in regard thereto.

SECTION 17. Effect on Loan Documents.

(a) The Facility Agreement, and the Security Agreement, each as amended hereby, and each of the other Loan Documents, as amended as of the date hereof and as of the Second Amendment Effective Date (as applicable), shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except with respect to the waivers, modifications and amendments expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the

15

Facility Agreement, the Security Agreement or any other Loan Document. Except for the amendments to the Loan Documents expressly set forth herein or contemplated hereby, the Facility Agreement, the Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, amendments, modifications and other agreements set forth herein or contemplated hereby are limited to the specified provisions of this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes and the Second Amendment Warrants, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non- compliance with the Loan Documents (as amended hereby, as applicable) nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents (as amended hereby, as applicable) and shall not be construed as an indication that any waiver of covenants or any other provision of the Amended Facility Agreement (including the Facility Agreement as amended hereby), the Security Agreement (as amended hereby) or any other Loan Document (as amended hereby, as applicable) will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower or any other Loan Party remains in the sole and absolute discretion of the Agent and the Lenders.

(b) Upon and after the Second Amendment Effective Date, each reference in the Facility Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Facility Agreement, and each reference in the other Loan Documents to “the Facility Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Facility Agreement, shall mean and be a reference to the Amended Facility Agreement. Upon and after the Second Amendment Effective Date, each reference in the Security Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to “the Security Agreement”, the “Guaranty and Security Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement (as amended hereby).

(c) To the extent that any of the terms and conditions in any of the Loan Documents (as amended hereby, as applicable) shall contradict or be in conflict with any of the terms or conditions of the Amended Facility Agreement or the Security Agreement (as amended hereby), as applicable, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Amended Facility Agreement and the Security Agreement (as amended hereby), as applicable (effective, in each case, as of the Second Amendment Effective Date).

(d) Each of this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes and the Second Amendment Warrants is a Loan Document.

(e) The Borrower and each of the Lenders hereby acknowledge and agree that, after the Second Amendment Effective Date, they shall not amend or otherwise modify any of the Warrants to reduce the “Exercise Price” thereunder or amend or otherwise modify any of the First Out Waterfall Notes to reduce the “Fixed Conversion Price” thereunder, in each case without approval of the stockholders of the Borrower in accordance with the rules of the Principal Market,

16

except to the extent any such amendment or modification is effected in a “stand-alone transaction” as determined under the rules and guidance of the Principal Market. For the avoidance of doubt, the foregoing shall not effect the provisions of the Warrants and the First Out Waterfall Notes that provide for adjustment of the Exercise Price or the Fixed Conversion Price upon the circumstances specified therein.

SECTION 18. Guarantors’ Acknowledgment and Agreement. Although the Guarantors party hereto have been informed of the matters set forth herein and have agreed to the same, each such Guarantor understands, acknowledges and agrees that none of the Secured Parties has any obligations to inform such Guarantor of such matters in the future or to seek its acknowledgment or agreement to future amendments, restatements, supplements, changes, modifications, waivers or consents, and nothing herein shall create such a duty.

SECTION 19. Release.

(a) As of the date of this Amendment and the Second Amendment Effective Date, each Loan Party, for itself and on behalf of its successors, assigns, Subsidiaries and such Loan Party’s and its Subsidiaries’ officers, directors (and any equivalent governing body), employees, agents, representatives, advisors, consultants, accountants and attorneys, and any Person acting for or on behalf of, or claiming through it (collectively, the “Releasing Persons”), hereby waives, releases, remises and forever discharges each Secured Party, each of their respective Affiliates and successors in title, and past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals of the foregoing entities and all other Persons and entities to whom any Secured Party would be liable if such Persons were found to be liable to such Releasing Persons (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, amounts paid in settlement, debts, deficiencies, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Releasing Persons ever had from the beginning of the world until (and including) the day that is the later of (i) the date hereof and (ii) the Second Amendment Effective Date, against any such Releasing Person which relates, directly or indirectly, to the Facility Agreement, the Amended Facility Agreement, the Security Agreement (including as amended hereby), any other Loan Document (including as amended hereby, as applicable), the Stock owned by any Releasee or to any acts or omissions of any such Releasee with respect to the Facility Agreement, the Amended Facility Agreement, the Security Agreement (including as amended hereby) or any other Loan Document (including as amended hereby, as applicable) or any Stock owned by any Releasee, or to the lender-borrower relationship evidenced by the Loan Documents (including as amended hereby, as applicable) or the Warrant/Stock holder or owner-issuer of Warrant/Stock holder issuer relationship evidenced by the Loan Documents (including as amended hereby, as applicable).

(b) As to each and every Claim released hereunder, each Loan Party hereby agrees, represents and warrants that it has received the advice of legal counsel with regard to the releases

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contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every Claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal, state or foreign law (including without limitation the laws of the State of New York), if any, pertaining to general releases after having been advised by legal counsel to such Loan Party with respect thereto.

(c) Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this Amendment shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above in this Section 19 may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d) Each Loan Party hereby agrees, represents, and warrants that (i) neither such Loan Party nor any other Releasing Person has voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Claims released pursuant to this Section 19; (ii)(A) this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes and the Second Amendment Warrants has each been entered into (1) without force or duress and (2) of the free will of each Loan Party, and (B) the decision of such undersigned to enter into this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes and the Second Amendment Warrants is a fully informed decision and such undersigned is aware of all legal and other ramifications of each such decision; and (iii) such Loan Party has (A) read and understands this Amendment (including the release granted in this Section 19 and the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes and the Second Amendment Warrants, (B) consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes and the Second Amendment Warrants, (C) read this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes and the Second Amendment Warrants in full and final form, and (D) been advised by its counsel of its rights and obligations under this Amendment (including the Amended Facility Agreement and the Security Agreement (as amended hereby)), the Second Amendment First Out Waterfall Notes and the Second Amendment Warrants.

(e) Each Loan Party, for itself and on behalf of each other Releasing Person, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each

18

Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release in this Section 19. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the this Amendment, the Facility Agreement, the Amended Facility Agreement, the Security Agreement (including as amended hereby), the Second Amendment First Out Waterfall Notes and the Second Amendment Warrants or any of the other Loan Documents, or any of its obligations hereunder or thereunder, or the creation, validity, perfection, priority, enforceability or the extent of Agent’s security interest or Lien on any item of Collateral under the Facility Agreement, the Amended Facility Agreement, the Security Agreement (including as amended hereby) and the other Loan Documents (including as amended hereby, as applicable) or the providing of any “control” (within the meaning of Articles 8 and 9 under the applicable UCC) under any Control Agreement or any other Loan Document (including as amended hereby, as applicable). If any Loan Party or any other Releasing Person breaches or otherwise violates the foregoing covenant and provisions, such Loan Party, for itself and its Releasing Persons, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees, expenses and costs and any other fees, expenses and costs incurred by such Releasee as a result of such breach or violation.

(f) The provisions of this Section 19 shall survive the termination of this Amendment, the Amended Facility Agreement, the Security Agreement (including as amended hereby) and the other Loan Documents (including as amended hereby, as applicable) and the payment in full of the Obligations.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the first day written above.

BORROWER:

ENDOLOGIX, INC.,
a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO

OTHER LOAN PARTIES:

CVD/RMS ACQUISITION CORP.,
a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

NELLIX, INC.,
a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

TRIVASCULAR TECHNOLOGIES, INC.,
a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

[Signature Page to Second Amendment to Amended and Restated Facility Agreement and First Amendment to Guaranty and Security Agreement]

TRIVASCULAR, INC.,
a California corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

ENDOLOGIX CANADA, LLC,
a Delaware limited liability company

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

TRIVASCULAR SALES LLC,
a Texas limited liability company

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

RMS/ENDOLOGIX SIDEWAYS MERGER CORP.,
a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

[Signature Page to Second Amendment to Amended and Restated Facility Agreement and First Amendment to Guaranty and Security Agreement]

LENDERS:

DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By:	Deerfield Mgmt IV, L.P.
General Partner

	By:	J.E. Flynn Capital IV, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Facility Agreement and First Amendment to Guaranty and Security Agreement]

AGENT:

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By:	Deerfield Mgmt IV, L.P.
General Partner

	By:	J.E. Flynn Capital IV, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Facility Agreement and First Amendment to Guaranty and Security Agreement]

EXHIBIT A-I

Amended Facility Agreement

[Attached]

~~Execution Version~~

~~Conformed through the First Amendment, dated November 20, 2018~~

AMENDED AND RESTATED

FACILITY AGREEMENT

dated as of August 9, 2018

by and among

Endologix, Inc.,

as the Borrower,

the other Loan Parties party hereto from time to time,

the Lenders

and

Deerfield Private Design Fund IV, L.P.,

as agent for itself and the Lenders

as amended by:

that certain First Amendment to Amended and Restated Facility Agreement dated November 20, 2018 and that certain Second Amendment to Amended and Restated Facility Agreement dated March 31, 2019

Table of Contents

ARTICLE 1 DEFINITIONS		2

Section 1.1	General Definitions	2
Section 1.2	Interpretation	~~41~~44
Section 1.3	Business Day Adjustment	~~42~~46
Section 1.4	Loan Records	~~42~~46
Section 1.5	Accounting Terms and Principles	~~43~~47
Section 1.6	Tax Treatment	~~44~~48
Section 1.7	Officers	~~44~~48
Section 1.8	Joint Drafting and Negotiation	~~44~~48

ARTICLE 2 AGREEMENT FOR THE LOANS		~~44~~48

Section 2.1	Use of Proceeds	~~44~~48
Section 2.2	Disbursements	~~44~~48
Section 2.3	Payments; Prepayments; No Call; Non-Callable Make Whole Amount	~~45~~49
Section 2.4	Payment Details	~~49~~53
Section 2.5	Taxes	~~50~~53
Section 2.6	Interest.	~~51~~55
Section 2.7	Yield Enhancement Payment; Default Interest	~~52~~56
Section 2.8	Delivery of Warrants	~~54~~58

ARTICLE 3 REPRESENTATIONS AND WARRANTIES		~~54~~59

Section 3.1	Representations and Warranties of the Loan Parties	~~54~~59
Section 3.2	Borrower Acknowledgment	~~69~~75
Section 3.3	Representations and Warranties of the Lenders	~~69~~75

ARTICLE 4 CLOSING CONDITIONS		~~71~~76

Section 4.1	Conditions to the ~~Disbursement~~Disbursements	~~71~~76

ARTICLE 5 PARTICULAR COVENANTS AND EVENTS OF DEFAULT		~~73~~79

Section 5.1	Affirmative Covenants	~~73~~79
Section 5.2	Negative Covenants.	~~81~~89
Section 5.3	Change of Control	~~89~~98
Section 5.4	General Acceleration Provision upon Events of Default	~~90~~99
Section 5.5	Additional Remedies	~~94~~104
Section 5.6	Recovery of Amounts Due	~~95~~104
Section 5.7	Credit Bidding	~~95~~104

ARTICLE 6 MISCELLANEOUS		~~95~~105

Section 6.1	Notices	~~95~~105
Section 6.2	Waiver of Notice	~~96~~106

i

Section 6.3	Fees, Charges, Costs and Expenses Reimbursement	~~96~~106
Section 6.4	Governing Law	~~97~~107
Section 6.5	Successors and Assigns	~~98~~107
Section 6.6	Entire Agreement; Amendments	~~99~~108
Section 6.7	Severability	~~99~~109
Section 6.8	Counterparts	~~99~~109
Section 6.9	Survival	~~100~~109
Section 6.10	No Waiver	~~101~~111
Section 6.11	Indemnity	~~102~~111
Section 6.12	No Usury	~~102~~112
Section 6.13	Specific Performance	~~103~~112
Section 6.14	Further Assurances	~~103~~113
Section 6.15	Agent	~~103~~113
Section 6.16	USA Patriot Act	~~106~~116
Section 6.17	Placement Agent	~~106~~116
Section 6.18	No Fiduciary Relationship	~~106~~116
Section 6.19	Joint and Several	~~106~~116
Section 6.20	No Third Parties Benefited	~~106~~116
Section 6.21	Binding Effect	~~107~~116
Section 6.22	Marshaling; Payments Set Aside	~~107~~116
Section 6.23	No Waiver; Cumulative Remedies	~~107~~117
Section 6.24	Right of Setoff	~~107~~117
Section 6.25	Independent Nature of Secured Parties	~~107~~117
Section 6.26	Sharing of Payments, Etc.	~~108~~118
Section 6.27	Confidentiality.	~~108~~118
Section 6.28	Intercreditor Agreement	~~109~~119
Section 6.29	Acknowledgment of Prior Obligations and Continuation Thereof.	~~109~~119
Section 6.30	No Novation	~~110~~120
Section 6.31	Survival of Any Existing Unmatured Events of Default and Events of Default	~~111~~120

Annex

Annex A	Disbursement Amount and Warrants

Schedules

Schedule P-1	Existing Investments
Schedule 2.4	List of Agreement Date Lenders and Such Lenders’ Wire Instructions and Information for Notices
Schedule 3.1(d)	Existing Liens
Schedule 3.1(f)	Existing Indebtedness
Schedule 3.1(h)	Litigation
Schedule 3.1(m)	Real Estate
Schedule 3.1(x)	Borrower’s Subsidiaries
Schedule 3.1(z)	Borrower’s Outstanding Shares of Stock, Options and Warrants
Schedule 3.1(aa)	Material Contracts

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Schedule 3.1(dd)	Environmental
Schedule 3.1(ff)	Labor Relations
Schedule 3.1(gg)	Jurisdiction of Organization, Legal Name, Organizational Identification
Number and Chief Executive Office
Schedule 3.1(hh)	Inventory Locations
Schedule 3.1(jjj)	Stock of the Subsidiaries of the Loan Parties
Schedule 5.1(q)	Other Loan Documents to Be Form 8-K Exhibits
Schedule 5.2(iv)	Contingent Obligations
Schedule 5.2(vii)	Transactions with Affiliates

Exhibits

~~Exhibit 2.6~~	~~Share Payment Provisions~~
Exhibit A-1	Form of First Out Waterfall Note (as of Agreement Date)
Exhibit A-2	Form of Last Out Waterfall Note
Exhibit A-3	Form of First Out Waterfall Note (as of Second Amendment Effective Date)
Exhibit B	Form of Perfection Certificate
Exhibit C-1	Form of Initial Warrant
Exhibit C~~-1~~2	Form of Additional Warrant
Exhibit C-3	Form of Amended and Restated Initial Warrant
Exhibit C-4	Form of Amended and Restated Additional Warrant
Exhibit D	Closing Checklist
~~Exhibit E~~	~~Form of Amended and Restated Registration Rights Agreement~~
Exhibit F	Form of Compliance Certificate

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AMENDED AND RESTATED

FACILITY AGREEMENT

This AMENDED AND RESTATED FACILITY AGREEMENT (this “Agreement”), dated as of August 9, 2018, by and among Endologix, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties (as defined below) party hereto from time to time, the lenders party hereto from time to time (including the First Out Waterfall Lenders (as defined below) and the Last Out Waterfall Lenders (as defined below)), Deerfield Private Design Fund IV, L.P. (“Deerfield Facility Entity”), as agent for itself and the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent,” and, together with the Lenders, the Borrower and the other Loan Parties party hereto, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Loan Parties party thereto, Agent and the lenders party thereto are parties to that certain Facility Agreement dated as of the Prior Agreement Date (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness hereof, the “Prior Facility Agreement”);

WHEREAS, Agent, the Lenders party hereto and the Loan Parties party hereto have agreed to amend and restate the Prior Facility Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by such parties that the “Loans”, “Disbursements” and other “Obligations” outstanding under the Prior Facility Agreement or any Prior Loan Document shall continue under and be governed by and deemed to be outstanding under this Agreement, it being agreed and understood that this Agreement does not constitute a novation, satisfaction, payment or re-borrowing of any obligation or “Obligation” under the Prior Facility Agreement or any other Prior Loan Document, nor does this Agreement operate as a waiver of any right, power or remedy of Agent, any Lender or any other Secured Party under any Loan Document;

WHEREAS, pursuant to a recapitalization of the Borrower involving and in consideration of, among other things, (a) the amendment and restatement of the Prior Facility Agreement and the entry into this Agreement, (b) certain accommodations under the Prior Facility Agreement and this Agreement made in favor of the Loan Parties with respect to certain actions previously taken by the Loan Parties and their Subsidiaries, and (c) Deerfield Partners, L.P. (as the sole Last Out Waterfall Lender as of the Agreement Date) agreeing to extend the date of payment of the principal that would have otherwise been due until the Maturity Date with respect to such 3.25% Convertible Notes that it held and to forgo certain other benefits it had under such 3.25% Convertible Notes, it and the Loan Parties have agreed to exchange $40,500,000 of the 3.25% Convertible Notes held by Deerfield Partners, L.P. (but, for the avoidance of doubt, not any other 3.25% Convertible Notes) (the “Exchanged Deerfield Convertible Notes”) for a new tranche of loans in the principal amount of $40,500,000 under this Agreement, which shall constitute the Last Out Waterfall Loans and part of the Last Out Waterfall Obligations, Loans and Obligations hereunder and which such new tranche of loans shall receive the interest and other amounts and payments applicable to such loans under this Agreement and the other Loan Documents and shall be afforded the security, the Liens (including the priority thereof), the Guarantees and the other benefits applicable to such loans hereunder and under the other Loan Documents;

WHEREAS, Borrower desires to continue to secure all of the Obligations (including the Last Out Waterfall Loans) by continuing to grant to Agent, for the benefit of the Secured Parties, a first priority (subject only to the prior priority of the Permitted Priority Liens) perfected Lien upon substantially all of its personal and real property including all of the issued and outstanding Stock of its direct Subsidiaries (in each case, other than Excluded Property); and

WHEREAS, each of the Loan Parties is willing to continue to guaranty all of the Obligations (including the Last Out Waterfall Loans), and to continue to grant to Agent, for the benefit of the Secured Parties, a first priority (subject only to the prior priority of the Permitted Priority Liens) perfected Lien upon all of its respective personal and real property, including all of the issued and outstanding Stock of its direct Subsidiaries (in each case, other than Excluded Property) which are issued to a Loan Party.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend and restate the Prior Facility Agreement and to provide for the Last Out Waterfall Loans hereunder, and the Prior Facility Agreement is hereby amended and restated in its entirety (and the Last Out Waterfall Loans are provided for hereunder) pursuant to the terms hereof, as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 General Definitions. Wherever used in this Agreement, the Exhibits or the Schedules attached hereto, unless the context otherwise requires, the following terms have the following meanings:

“2.25% Convertible Note Documents” means the 2.25% Convertible Notes, the 2.25% Senior ~~Note~~Notes Indenture and each other document or agreement from time to time entered into in connection with the foregoing.

“2.25% Convertible Notes” means those certain 2.25% senior unsecured notes, governed by the terms of a base indenture, as supplemented by the first supplemental indenture relating to the 2.25% senior notes (together, the “2.25% Senior Notes Indenture”), between the Borrower and Wells Fargo Bank, National Association, as trustee, each of which were entered into on December 10, 2013.

“2.25% Senior Notes Indenture” has the meaning provided therefor in the definition of “2.25% Convertible Notes.”

“3.25% Convertible Notes” means (a) those certain 3.25% senior unsecured notes issued by the Borrower (the “Original 3.25% Convertible Notes”), governed by the terms of a base indenture, as supplemented by the second supplemental indenture relating to the 3.25% senior notes (together, the “3.25% Senior Notes Indenture”), between the Borrower, as issuer, and Wells Fargo Bank, National Association, as trustee, each of which were entered into on November 2, 2015, (b) those (i) certain unsecured 5.0% mandatory convertible senior notes due 2024 (the “5.00% Mandatory Convertible Notes”) that are issued by the Borrower in the form attached as Exhibit D to the Second Amendment (and that are governed by the terms of that certain Indenture entered into as of the Second Amendment Effective Date between the Borrower, as issuer, and Wilmington Trust, National Association, as trustee (including the exhibit, schedule and attachments thereto), in the form attached as Exhibit D to the Second Amendment (the “Exchanged Mandatory Senior Notes Indenture”)) and (ii) certain unsecured 5.0% voluntary convertible senior notes due 2024 (the “5.00% Voluntary Convertible Notes”, together with the 5.00% Mandatory Convertible Notes, the “5.00% Convertible Notes”) that are issued by the Borrower in the form attached as Exhibit D to the Second Amendment (and that are governed by the terms of that certain Indenture entered into as of the Second Amendment Effective Date between the Borrower, as issuer, and Wilmington Trust, National Association, as trustee (including the exhibit, schedule and attachments thereto), in the form attached as Exhibit D to the Second Amendment (the “Exchanged

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Voluntary Senior Notes Indenture”, together with the Exchanged Mandatory Senior Notes Indenture, the “Exchanged Senior Notes Indentures”)), in each case of clause (b)(i) and clause (b)(ii), (A) on the Second Amendment Effective Date in exchange for certain of the Original 3.25% Convertible Notes outstanding as of the Second Amendment Effective Date pursuant to the terms of that certain Exchange Agreement entered in to as of the Second Amendment Date (the “Exchange Agreement”) by and among the Borrower and the noteholders party thereto, or (B) after the Second Amendment Effective Date in exchange for any equal principal amount of the Remaining Original 3.25% Convertible Notes in accordance and compliance with the terms and provisions of this Agreement (including clause (k) of the definition of “Permitted Indebtedness”), in each case of clause (a) and clause (b), as the same may be amended, restated, refinanced, supplemented or otherwise modified in connection with a Permitted 3.25% Convertible Note Refinancing, in each case, to the extent expressly permitted by the terms of this Agreement.

“3.25% Convertible Note Documents” means the 3.25% Convertible Notes, the 3.25% Senior ~~Note~~Notes Indenture, the Exchanged Senior Notes Indentures, the Exchange Agreement and each other document, instrument or agreement from time to entered into in connection with the foregoing, as the same may be amended, restated, refinanced, supplemented or otherwise modified in ~~on~~connection with a Permitted 3.25% Convertible Note Refinancing, in each case, to the extent expressly permitted by the terms of this Agreement.

“3.25% Senior Notes Indenture” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“5.00% Convertible Notes” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“5.00% Mandatory Convertible Notes” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“5.00% Voluntary Convertible Notes” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“10-K” means an annual report on Form 10-K (or successor form thereto), as required to be filed pursuant to the Exchange Act.

“10-Q” means a quarterly report on Form 10-Q (or successor form thereto), as required to be filed pursuant to the Exchange Act.

“ABL Agent” has the meaning assigned to such term in the definition of “ABL Credit Facility” herein.

“ABL Credit Agreement” and “ABL Credit Facility” mean that certain Credit Agreement, dated as of the Agreement Date, by and among the Borrower, the other Persons party thereto from time to time as “Borrowers” (as defined therein) or guarantors therein, Deerfield ELGX Revolver, LLC, in its capacity as Agent (as defined therein (including any Third Party Agent (as defined therein)), in such capacity, together with its successors and assigns in such capacity, the “ABL Agent”) and the financial institutions or other entities from time to time parties thereto, each as a Lender (as defined therein), as amended, restated, supplemented or otherwise modified in accordance and in compliance with the Intercreditor Agreement.

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“All-in Yield” means the interest rate (including margins and floors), original issue discount and fees paid to all lenders (or consenting lenders) of such debt or their Affiliates (based on the remaining life to maturity), but not including any fees not paid to all lenders (such as fees to initial purchasers (i.e., investment banks in Rule 144A offerings), underwriters or lead agents).

“Amended and Restated Additional Warrants” has the meaning set forth in Section 2.8(g).

“Amended and Restated Initial Warrants” has the meaning set forth in Section 2.8(f).

“Amortization Payments” means (i) with respect to the First Out Waterfall Loans, the three principal payments due on April 2, 2021, April 2, 2022 and on the Maturity Date that are set forth in the second column of the table in Section 2.3(a) and (ii) with respect to the Last Out Waterfall Loans, the two principal payments due on April 2, 2022 and on the Maturity Date that are set forth in the third column of the table in Section 2.3(a).

“Announcing Form 8-K” has the meaning set forth in Section 5.1(q).

“Anti-Corruption Laws” means any and all laws, rules, and regulations of any jurisdiction applicable to any Loan Party or any Subsidiary of any Loan Party from time to time concerning or relating to bribery or corruption, including, without limitation, the FCPA, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions.

“Anti-Money Laundering Laws” means any and all laws, rules, and regulations in effect from time to time related to terrorism or money laundering, including, without limitation, (i) all applicable requirements of the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. 5311 et. seq., (the Bank Secrecy Act)), as amended by Title III of the USA Patriot Act, (ii) the Trading with the Enemy Act, (iii) Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (66 Fed. Reg. 49079), and any other enabling legislation, executive order or regulations issued pursuant or relating thereto and (iv) other applicable federal or state laws relating to “know your customer” or anti-money laundering rules and regulations.

“Anti-Terrorism Laws” means any and all laws, regulations, rules, orders, etc. in effect from time to time relating to anti-money laundering and terrorism, including, without limitation, Executive Order No. 13224 (effective September 24, 2001), Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), and the USA Patriot Act (Pub. L. No. 107-56 (Oct. 12, 2001)).

“Applicable Laws” means, with respect to any Person, the common law and any federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Applicable Laws” includes Healthcare Laws and Environmental Laws.

“Application Event” means the occurrence of (a) a failure by the Loan Parties to repay all of the Obligations (other than (y) unasserted contingent indemnification obligations and (z) those Obligations under any Warrant or the Registration Rights Agreement that are not (or do not become) due or payable on the Maturity Date) in full in cash on the Maturity Date, (b) any Insolvency Proceeding or any event of

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of doubt, other than any Amortization Payments) in full of the Loans prior to the Maturity Date, $0.

“Code” means the Internal Revenue Code of 1986, as amended, and any Treasury Regulations promulgated thereunder.

“Collateral” has the meaning given to it in the Security Agreement.

“Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Loan Parties’ or their Subsidiaries’ Collateral or books and records, in each case, in form and substance reasonably satisfactory to Agent.

“Common Stock” means the “Common Stock” of the Borrower, with a $0.001 par value per share.

“Compliance Certificate” means a certificate, duly executed by an Authorized Officer of the Borrower, appropriately completed and substantially in the form of Exhibit F hereto.

“Contingent Obligation” means, with respect to any Person, any direct or indirect liability of such Person: (a) with respect to any Indebtedness of another Person (a “Third Party Obligation”) if the purpose or intent of such Person incurring such liability, or the effect thereof, is to provide assurance to the obligee of such Third Party Obligation that such Third Party Obligation will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Third Party Obligation will be protected, in whole or in part, against loss with respect thereto; (b) with respect to any undrawn portion of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for the reimbursement of any drawing; (c) under any Swap Contract, to the extent not yet due and payable; (d) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (e) for any obligations of another Person pursuant to any Guarantee or pursuant to any agreement to purchase, repurchase or otherwise acquire any obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to preserve the solvency, financial condition or level of income of another Person. The amount of any Contingent Obligation shall be equal to the amount of the obligation so Guaranteed or otherwise supported or, if not a fixed and determinable amount, the maximum amount so Guaranteed or otherwise supported.

“Control Agreement” means, with respect to any deposit account, securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to Agent, among Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account or owning such entitlement or contract, effective to grant “control” (within the meaning of Articles 8 and 9 under the applicable UCC) over such account to Agent.

“Conversion” means any conversion any of the First Out Waterfall Notes into Conversion Shares in accordance with the First Out Waterfall Notes (including any Voluntary Conversion, Mandatory Conversion or Forced Conversion).

“Conversion Shares” has the meaning set forth in Section 3.1(z).

“Convertible Note Documents” means, collectively, the 2.25% Convertible Note Documents and the 3.25% Convertible Note Documents (which, for the avoidance of doubt, shall include the indenture

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and each other document, instrument or agreement from time to time entered into in connection with any Permitted 3.25% Convertible Note Refinancing, in each case, to the extent such indenture, documents, instruments or agreements are permitted pursuant to the terms of the definition of “Permitted 3.25% Convertible Note Refinancing”).

“Convertible Securities” means any Stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock.

“Copyrights” has the meaning set forth in the Security Agreement.

“Copyright Security Agreement” means any copyright security agreement executed and delivered by a Loan Party to Agent, on behalf of the Secured Parties, as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time.

“Correction” means the repair, modification, adjustment, relabeling, destruction, or inspection (including patient monitoring) of a product or device without its physical removal from its point of use to some other location.

“Current Balance Sheet” has the meaning set forth in the definition of “Enterprise Value.”

“DEA” means the Drug Enforcement Administration of the United States of America, any comparable state or local Governmental Authority, any comparable Governmental Authority in any non-United States jurisdiction, and any successor agency of any of the foregoing.

“Deerfield Facility Entity” has the meaning set forth in the preamble to this Agreement.

“Default” means any event which, with the giving of notice, lapse of time or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default.

“Disbursements” has the meaning set forth in Section 2.2(a)(ii).

“Dispose” and “Disposition” mean (a) the sale, lease, license, transfer, assignment, conveyance or other disposition of any assets or property (including any transfer or conveyance of any assets or property pursuant to a division or split of a limited liability company or other entity or Person into two or more limited liability companies or other entities or Persons) and (b) the sale or transfer by the Borrower or any Subsidiary of the Borrower of any Stock issued by any Subsidiary of the Borrower.

“Disqualified Stock” means any Stock which, by its terms (or by the terms of any security or other Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Stock that does not constitute Disqualified Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable (in each case, other than solely for Stock that does not constitute Disqualified Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year and one day following the Maturity Date (excluding any provisions requiring redemption upon a “change in control” or similar event, provided that such “change in control” or similar event results in the occurrence of the payment in full in cash of all of the Obligations (other than (i) unasserted contingent indemnification obligations and (ii) Obligations under the Warrants and the Registration Rights Agreement that are not due and payable at the time such other Obligations are paid in full in cash)), (b) is convertible into or exchangeable for (i) debt securities or (ii) any Stock referred to in (a) above, in each case, at any time on or prior to the date that is one year and one day following the Maturity Date at the time such Stock was issued, or (c) is

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giving effect to clause (f) of the definition of “Cash Equivalents) of the Successor Entity and its Subsidiaries as shown on a consolidated basis on the Current Balance Sheet.

“Environmental Laws” means all Applicable Laws, Authorizations and permits imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the workplace, the environment and natural resources, and including public notification requirements and environmental transfer of ownership, notification or approval statutes.

“Environmental Liabilities” means all Liabilities (including costs of removal and remedial actions, natural resource damages and costs and expenses of investigation and feasibility studies, including the cost of environmental consultants and attorneys’ costs) that may be imposed on, incurred by or asserted against any Loan Party or any Subsidiary of any Loan Party as a result of, or related to, any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law or otherwise, arising under any Environmental Law resulting from the ownership, lease, sublease or other operation or occupation of property by any Loan Party or any Subsidiary of any Loan Party, whether on, prior or after the Agreement Date.

“Equipment” means equipment (as that term is defined in the UCC).

“Equity Financing Documents” has the meaning provided therefor in the Second Amendment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and applicable published guidance thereunder.

“ERISA Affiliate” means collectively the Borrower, any Subsidiary of Borrower and any Person under common control or treated as a single employer with, Borrower or any Subsidiary of Borrower within the meaning of Code Section 414 (b), (c), (m) or (o) or under ERISA.

“ERISA Event” means any of the following: (a) a reportable event described in Section 4043(b) or (c) of ERISA (other than an event for which the 30-day notice period is waived) with respect to a Title IV Plan; (b) the withdrawal of any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any ERISA Affiliate from any Multiemployer Plan; (d) with respect to any Multiemployer Plan, the filing of a notice of insolvency or termination, or treatment of a plan amendment as termination, under Section 4041A of ERISA; (e) the filing of a notice of intent to terminate a Title IV Plan, or treatment of a plan amendment as termination, under Section 4041 of ERISA; (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (g) the failure to make any required contribution to any Title IV Plan or Multiemployer Plan when due; (h) the imposition of a Lien under Section 412 or 430(k) of the Code or Section 303 or 4068 of ERISA on any property (or rights to property, whether real or personal) of any ERISA Affiliate; (i) the failure of an Employee Benefit Plan or any trust thereunder intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Applicable Law to qualify thereunder; (j) a Title IV plan is in “at risk” status within the meaning of Code Section 430(i); (k) a Multiemployer Plan is in “endangered status” or “critical status” within the meaning of Section 432(b) of the Code; and (l) any other event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of any Liability upon any ERISA Affiliate under Title IV of ERISA other than for contributions to Title IV Plans and Multiemployer Plans in the ordinary course and PBGC premiums due but not delinquent.

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“Exercise Price” has the meaning provided therefor in the Warrants.

“Event of Default” has the meaning set forth in Section 5.4.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“Exchange Agreement” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“Exchanged Deerfield Convertible Notes” has the meaning specified therefor in the recitals hereto.

“Exchanged Mandatory Senior Notes Indenture” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“Exchanged Voluntary Senior Notes Indenture” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“Exchanged Senior Notes Indentures” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“Excluded Accounts” has the meaning set forth in Section 5.1(k).

“Excluded Domestic Holdco” means a wholly-owned Domestic Subsidiary of the Borrower substantially all of the assets of which consist of Stock of Excluded Foreign Subsidiaries held directly or indirectly by such Subsidiary and which does not engage in any business, operations or activity other than that of a holding company, excluding for purposes of such determination, Indebtedness of such Excluded Foreign Subsidiaries.

“Excluded Foreign Subsidiary” means any Foreign Subsidiary which is a controlled foreign corporation (as defined in the Code) that has not guaranteed or pledged any of its assets to secure, or with respect to which there shall not have been pledged two-thirds or more of the voting Stock to secure, any Indebtedness (other than the Obligations) of a Loan Party.

“Excluded Property” means, collectively:

(a) voting shares of any (A) Excluded Foreign Subsidiary of Borrower or (B) Excluded Domestic Holdco, in each case, in excess of 65% of all of the issued and outstanding voting shares of capital stock of such subsidiary;

(b) any lease, license, contract, property right or agreement as to which, if and to the extent that, and only for so long as, the grant of a security interest therein shall (1) constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement or render it unenforceable, (2) be prohibited by any applicable law or (3) require the consent of any third party (in each case of clauses (1), (2) and (3), other than to the extent that any such breach, termination, default, prohibition or requirement for consent would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable Law), provided that such security interest shall attach immediately to each portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above;

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“Existing ABL Agent” has the meaning assigned to such term in the definition of “Existing ABL Credit Facility” herein.

“Existing ABL Credit Facility” means that certain Credit and Security Agreement, dated as of July 29, 2016, by and among the Borrower, the other Persons party thereto from time to time as “Borrowers” (as defined therein), Midcap Financial Trust, a Delaware statutory trust, as Agent (as defined therein, in such capacity, the “Existing ABL Agent”) and the financial institutions or other entities from time to time parties thereto, each as a Lender (as defined therein) (in such capacity, the “Existing ABL Lenders”), as amended, restated, supplemented or otherwise modified prior to the Prior Agreement Date.

“Existing ABL Debt Documents” shall have the meaning of “Loan Documents” (as defined in the Existing ABL Credit Facility).

“Existing ABL Lenders” has the meaning assigned to such term in the definition of “Existing ABL Credit Facility” herein.

~~“Exit Payment “ means the First Out Waterfall Loan Exit Payment and/or the Last Out Waterfall Loan Exit Payment, as the context may require.~~

“FATCA” means Sections 1471 through 1474 of the Code as of the Agreement Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any applicable intergovernmental agreements entered into with respect to the foregoing.

“FCPA” has the meaning set forth in Section 3.1(jj).

“FDA” means the Food and Drug Administration of the United States of America, any comparable state or local Governmental Authority, any comparable Governmental Authority in any non-United States jurisdiction, and any successor agency of any of the foregoing.

“FDCA” means the Federal Food, Drug and Cosmetic Act, as amended, 21 U.S.C. Section 301 et seq., and all regulations promulgated thereunder.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any entity succeeding to any of its principal functions.

“Final Payment” means such cash amount as may be necessary to repay the outstanding principal amount of the Loans and any other Obligations (including, for the avoidance of doubt, for any applicable Non-Callable Make Whole Amount payable hereunder and the CoC Fee payable hereunder, but excluding (A) unasserted contingent indemnification obligations and (B) those Obligations under the Warrants and the Registration Rights Agreement or in respect of any Stock), owing by the Borrower and the other Loan Parties to the Secured Parties pursuant to the Loan Documents; provided that the foregoing shall be subject to the second sentence of Section 6.22.

“First Amortization Date” has the meaning set forth in Section 2.3(a).

“First Out Waterfall Disbursement” has the meaning set forth in Section 2.2(a)(i).

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“First Out Waterfall Lender” means any Lender to which any First Out Waterfall Obligations are owing and its successors and assigns (in each case, in its capacity as such).

“First Out Waterfall Loan” is defined in Section 2.2(a)(i) hereof.

~~“First Out Waterfall Loan Exit Payment” has the meaning set forth in Section 2.7(d).~~

“First Out Waterfall Notes” has the meaning set forth in the definition of “Loan Notes”.

“First Out Waterfall Obligations” means the Obligations in respect of First Out Waterfall Loans, including any Non-Callable Make Whole Amount, any CoC Fee, the First Out Waterfall ~~Loan Exit~~Restructuring Payment, all interest, fees, expenses, costs, liabilities, indebtedness and other obligations (monetary (including post-petition interest, costs, fees, expense and other amounts, whether allowed or not) or otherwise) of (or owed by) the Borrower and the other Loan Parties under or in connection with the Loan Documents, in each case, howsoever created, arising or evidenced, whether direct or indirect (including those acquired by assignment), absolute or contingent, now or hereafter existing, or due or to become due, and irrespective of whether the same are added to the principal amount of the First Out Waterfall Obligations.

“First Out Waterfall Pro Rata Share” means, with respect to any First Out Waterfall Lender, the percentage obtained by dividing (a) the unpaid principal amount of such First Out Waterfall Lender’s portion of the First Out Waterfall Loans, by (b) the unpaid principal amount of all First Out Waterfall Loans.

“First Out Waterfall Restructuring Payment” has the meaning set forth in Section 2.7(d).

“First Out Waterfall Secured Parties” means the Secured Parties (other than the Last Out Secured Parties).

“First Out Waterfall Securities” has the meaning set forth in Section 3.1(z).

“Flexential Data Center Location” has the meaning set forth in Section 5.1(bb).

“Forced Conversion” has the meaning given to such term in the First Out Waterfall Notes.

“Foreign Benefit Plan” means any employee benefit plan that is subject to the laws of a jurisdiction outside the United States, including those mandated by a government other than that of the United States of America.

“Foreign Lender” has the meaning set forth in Section 2.5(d).

“Foreign Subsidiary” means, with respect to any Person, a Subsidiary of such Person, which Subsidiary is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States applied on a consistent basis, subject to the provisions of Section 1.5.

“General Intangible” means any “general intangible” as defined in Article 9 of the UCC, and any personal property, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter-of-credit rights, letters of

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credit, money, and oil, gas or other minerals before extraction, but including payment intangibles and software.

“Global Excess Liquidity” means, as of any date of determination by Agent, the sum of (a) without duplication of clause (b) of this definition, unrestricted cash and Cash Equivalents maintained in the deposit accounts or securities accounts of the Loan Parties, in each case, subject to Control Agreements in compliance with the provisions of Section 5.1(k); provided that, for the avoidance of doubt, no cash or Cash Equivalents maintained in any Excluded Accounts shall be included in this clause (a), plus (b) without duplication of clause (a) of this definition, unrestricted cash and Cash Equivalents of Loan Parties that is in Excluded Accounts maintained by a branch office of the bank or securities intermediary located outside the United States in an aggregate amount not to exceed the lesser of (i) $10,000,000 and (ii) 20% of clause (a) of this definition, plus (c) without duplication of any cash or Cash Equivalents from any borrowing under the ABL Debt Documents that would count towards either of clause (a) or clause (b) of this definition and solely to the extent the applicable conditions in Article III of the ABL Credit Agreement (and any additional conditions to borrowing under the ABL Credit Agreement that may be added or included in the ABL Debt Documents from time to time after the Agreement Date) have been satisfied (or would be satisfied if a borrowing would have been made thereunder) as of such date of determination after giving effect to any borrowing thereunder and any “Revolver Usage” (as defined in the ABL Credit Agreement as of the Agreement Date) as of such date, the amount of “Availability” (as defined in the ABL Credit Agreement as of the ~~Agreement~~Second Amendment Effective Date).

“Good Manufacturing Practices” means current good manufacturing practices, as set forth in 21 C.F.R. Parts 210, 211, 820 and any comparable foreign requirements.

“Governmental Authority” means any nation, sovereign, government, quasi-governmental agency, governmental department, ministry, cabinet, commission, board, bureau, agency, court, tribunal, regulatory authority, instrumentality, judicial, legislative, fiscal or administrative or public body or entity, whether domestic or foreign, federal, state, local or other political subdivision thereof, having jurisdiction over the matter or matters and Person or Persons in question or having the authority to exercise executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including any central bank, securities exchange, regulatory body, arbitrator, public sector entity, supra-national entity and any self-regulatory organization.

“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business. The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” means each Subsidiary of the Borrower (other than any Excluded Subsidiary) or other Person who provides a guaranty of the Obligations under the Security Agreement or other Loan Document.

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otherwise acquire such obligation or any assets or property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another Person;

(xiv) earn-outs, all purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations (or continuing obligations of any nature of such Person arising out of purchase and sale contracts) (including in connection with Permitted Acquisitions), but only to the extent the same (x) have become due and payable and are recorded as a liability on the balance sheet of such Person and (y) are payable in cash;

(xv) all off-balance sheet liabilities of such Person; or

(xvi) all obligations arising under non-compete agreements, bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business (it being understood that obligations to make cash payments for incentive compensation for officers of the Borrower made in lieu of equity awards shall be deemed to have arisen in the Ordinary Course of Business to the extent (and only to the extent) that (A) none of such obligations or cash payments are in excess of 15% greater than the fair market value of the equity awards they are in lieu of and (B) such obligations of the Loan Parties do not exceed $5,000,000 in the aggregate at any one time (or $0 in the aggregate at any time after December 31, 2021), with a maximum aggregate amount allowed to be paid or distributed thereon of (1) $0 in all calendar years prior to the 2019 calendar year, (2) $2,500,000 in the 2020 calendar year, (3) $2,500,000 in the 2021 calendar year and (4) $0 in all calendar years after the 2021 calendar year).

“Indemnified Person” has the meaning set forth in Section 6.11(a).

“Indemnified Taxes” means (a) any Tax imposed on or with respect to any payments made by or on account of any Obligation of any Loan Party under any Loan Document, other than an Excluded Tax, and (b) to the extent not otherwise described in clause (a) above in this definition, Other Taxes.

“Indemnity” has the meaning set forth in Section 6.11(a).

“Initial Warrants” has the meaning set forth in Section 2.8(a).

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means all Intellectual Property Licenses and all Copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any Patents, patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, Trademarks, trademarks, trade names, service marks, mask works, rights of use of any name, domain names, or any other similar rights, any applications therefor, whether registered or not, know-how, operating manuals, trade secret rights, clinical and non-clinical data, rights

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to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing.

“Intellectual Property Licenses” has the meaning set forth in the Security Agreement.

“Intercompany Subordination Agreement” means an intercompany subordination agreement, dated as of the Agreement Date, executed and delivered by the Loan Parties, each of their Subsidiaries, and Agent, the form and substance of which is reasonably satisfactory to Agent.

“Intercreditor Agreement” means the Intercreditor Agreement dated as of the Agreement Date by and among Agent and ABL Agent and acknowledged and agreed by the Loan Parties, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Interest Expense” means, for any period, interest expense for the Successor Entity set forth in the Successor Entity’s most recent publicly reported income statement; provided that such amounts shall be limited to those incurred by the Successor Entity only (and not any of its Subsidiaries) unless such Subsidiaries (other than any Excluded Subsidiaries) have completed and consummated the Successor Entity Subsidiary Joinder Actions.

“Interest Payment Date” has the meaning set forth in Section 2.6(a).

~~“Interest Payment Shares” means any shares of Common Stock issued or issuable pursuant to Section 2.6 and Exhibit 2.6.~~

“Interest Rate” means (a) solely with respect to any period that occurs prior to (but not including) the Agreement Date, 6.87% per annum for the principal amount of the “Loans” (as defined in the Prior Facility Agreement) and any overdue interest thereon, plus any additional amounts set forth in Section 2.7(b) of the Prior Facility Agreement, and (b) at all times on or after the Agreement Date, 9.75% per annum for the principal amount of the Loans and any overdue interest thereon, plus any additional amounts set forth in Section 2.7(b).

“Internal Controls” has the meaning set forth in Section 3.1(u).

“Inventory” means inventory (as that term is defined in the UCC).

“Investment” has the meaning set forth in Section 5.2(v).

“Investment Company Act” means the Investment Company Act of 1940, as amended, including the rules and regulations promulgated thereunder.

“IP” means all Intellectual Property that is necessary for the conduct of the Loan Parties’ business as currently conducted.

“IRS” means the United States Internal Revenue Service.

“Japan Lifeline Subordination Agreement” has the meaning specified therefor in clause (h) of the definition of “Permitted Indebtedness”.

“Last Out Waterfall Disbursement” has the meaning set forth in Section 2.2(a)(ii).

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“Last Out Waterfall Lender” means any Lender to which any Last Out Waterfall Obligations are owing and its successors and assigns (in each case, in its capacity as such). For the avoidance of doubt, a Lender may be both a First Out Waterfall Lender and a Last Out Waterfall Lender.

“Last Out Waterfall Loan” is defined in Section 2.2(a) hereof.

~~“Last Out Waterfall Loan Exit Payment” has the meaning set forth in Section 2.7(e).~~

“Last Out Waterfall Notes” has the meaning set forth in the definition of “Loan Notes”.

“Last Out Waterfall Obligations” means the Obligations in respect of Last Out Waterfall Loans, including, without limitation, any Non-Callable Make Whole Amount, any CoC Fee, the Last Out Waterfall ~~Loan Exit~~Restructuring Payment all interest, fees, expenses, costs, liabilities, indebtedness and other obligations (monetary (including post-petition interest, costs, fees, expense and other amounts, whether allowed or not) or otherwise) of (or owed by) the Borrower and the other Loan Parties under or in connection with the Loan Documents, in each case, howsoever created, arising or evidenced, whether direct or indirect (including those acquired by assignment), absolute or contingent, now or hereafter existing, or due or to become due, and irrespective of whether the same are added to the principal amount of the Last Out Waterfall Obligations.

“Last Out Waterfall Pro Rata Share” means, with respect to any Last Out Waterfall Lender, the percentage obtained by dividing (a) the unpaid principal amount of such Last Out Waterfall Lender’s portion of the Last Out Waterfall Loans, by (b) the unpaid principal amount of all Last Out Waterfall Loans.

“Last Out Waterfall Restructuring Payment” has the meaning set forth in Section 2.7(e).

“Last Out Waterfall Secured Parties” means the Last Out Waterfall Lenders and each of their respective directors, partners, officers, employees, agents, counsel and advisors that are Indemnified Persons.

“Latest Balance Sheet” has the meaning set forth in Section 3.1(t).

“Lenders” means the lenders party to this Agreement from time to time, including the First Out Waterfall Lenders and the Last Out Waterfall Lenders, and their successors and assigns.

“Liabilities” means all claims, actions, suits, judgments, damages, losses, liabilities, obligations, responsibilities, fines, penalties, sanctions, costs, fees, Taxes, commissions, charges, disbursements and expenses (including those incurred upon any appeal or in connection with the preparation for and/or response to any subpoena or request for document production relating thereto), in each case of any kind or nature (including interest accrued thereon or as a result thereto and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, and whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise.

“Lien” means any lien, pledge, preferential arrangement, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention or other encumbrance on or with respect to property or interest in property having the practical effect of constituting a security interest, in each case with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind. For purposes of this Agreement and the other Loan Documents, any Loan Party or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest

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of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Loan” means any loan made available from time to time by the Lenders to the Borrower pursuant to this Agreement, including any First Out Waterfall Loans and any Last Out Waterfall Loans, or, as the context may require, the principal amount thereof from time to time outstanding. “Loan” shall include any Disbursement.

“Loan Disbursement Request” means that certain Loan Disbursement Request, dated as of the Prior Agreement Date, executed and delivered by the Borrower in favor of the Secured Parties.

“Loan Documents” means this Agreement, the Notes, the Security Agreement, the Control Agreements, the Intercompany Subordination Agreement, the Intercreditor Agreement, the Japan Lifeline Subordination Agreement, any Subordination Agreement, the Reaffirmation Agreement, the Collateral Access Agreements, the Warrants, the Registration Rights Agreement, each Perfection Certificate, each Compliance Certificate, the Loan Disbursement Request, the Patent Security Agreements, the Trademark Security Agreements, the Copyright Security Agreements, and other documents, agreements and instruments delivered in connection with any of the foregoing (in each case, including all schedules, exhibits, annexes and other attachments thereto) and dated the Prior Agreement Date, the Agreement Date or subsequent thereto, whether or not specifically mentioned herein or therein, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Loan Notes” means (x) any note issued to any of the First Out Waterfall Lenders evidencing any First Out Waterfall Loan or First Out Waterfall Disbursement funded by such First Out Waterfall Lender (or its predecessor) pursuant to the Prior Facility Agreement~~, as such~~ (which Loan Note ~~is~~was amended and restated pursuant to this Agreement on the Agreement Date to be in the form of convertible loan note attached hereto as Exhibit A-1, and which such Loan Note is further amended and restated pursuant to the Second Amendment on the Second Amendment Effective Date to be in the form of convertible loan note attached hereto as Exhibit A-3), and any convertible loan note in substantially such form issued after the ~~Agreement~~Second Amendment Effective Date to any First Out Waterfall Lender that holds any First Out Waterfall Loan or First Out Waterfall Disbursement (collectively, the “First Out Waterfall Notes”), and (y) any note issued to any of the Last Out Waterfall Lenders evidencing any Last Out Waterfall Loan or Last Out Waterfall Disbursement held by such Last Out Waterfall Lender pursuant to this Agreement in the form of loan note attached hereto as Exhibit A-2 (collectively, the “Last Out Waterfall Notes”); in each case of clause (x) and clause (y), as may be further amended, restated, supplemented or otherwise modified from time to time.

“Loan Parties” means the collective reference to the Borrower and all of the Guarantors.

“Loss” has the meaning set forth in Section 6.11(a).

“Mandatory Conversion” has the meaning given to such term in the First Out Waterfall Notes.

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.

“Market Cap” means the number of outstanding shares of common stock of the Successor Entity listed on a National Securities Exchange, multiplied by the per share Volume Weighted Average Price for such common stock as of the Trading Day immediately preceding the announcement of the Successor Entity Transaction.

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“Market Withdrawal” means a Person’s Removal or Correction of a distributed product which involves a minor violation that would not be subject to legal action by the FDA or which involves no violation (e.g., normal stock rotation practices and routine equipment adjustments and repairs, etc.).

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, results of operations, financial condition or properties of the Loan Parties and their Subsidiaries, taken as a whole, (b) the legality, validity or enforceability of any provision of any Loan Document, (c) the ability of any Loan Party to timely perform the Obligations, (d) the creation, perfection or priority of the Liens, taken as a whole for the Collateral, granted under the Loan Documents, or (e) the rights and remedies of the Secured Parties under any Loan Document.

“Material Contracts” means (a) the Operative Documents, (b) the Convertible Note Documents, (c) the agreements listed on Schedule 3.1(aa), (d) the ABL Debt Documents, (e) the Permitted Japan Lifeline Unsecured Debt Documents, (f) the Equity Financing Documents and (~~f~~g) each other agreement or contract to which such Loan Party or its Subsidiaries is a party the termination of which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; provided that Capped Calls shall not be considered Material Contracts.

“Material Intangible Assets” means all of (i) each Loan Party’s Intellectual Property and (ii) license or sublicense agreements or other agreements with respect to rights in Intellectual Property (including each Intellectual Property License), in each case that are material to the financial condition, business or operations of the applicable Loan Party.

“Maturity Date” means April 2, 2023.

“Maturity Date Payment of First Out Waterfall Loans” has the meaning set forth in Section 2.3(a).

“Measurement Period” means, at any date of determination, the most recently completed twelve (12) fiscal months of the Loan Parties for which (a) the 10-K or 10-Q for such period was filed (or, to the extent earlier, was required by the SEC to be filed) with the SEC or (b) financial statements are required to be delivered in Section 5.1(aa).

“Medicaid” means the medical assistance programs administered by state agencies and approved by CMS pursuant to the terms of Title XIX of the Social Security Act, codified at 42 U.S.C. 1396 et seq.

“Medicare” means the program of health benefits for the aged and disabled administered by CMS pursuant to the terms of Title XVIII of the Social Security Act, codified at 42 U.S.C. 1395 et seq.

“Multiemployer Plan” means any multiemployer plan, as defined in Section 3(37) or 4001(a)(3) of ERISA, as to which any ERISA Affiliate incurs or otherwise has, or could reasonably be expected, individually or in the aggregate, to have, any obligation or Liabilities (including under Section 4212 of ERISA).

“National Securities Exchange” means the New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or, in each case, a successor thereto).

“Necessary Documents” has the meaning set forth in Section 3.1(l).

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“Net Income” means, for any period, the net income (or loss) of the Successor Entity set forth in the Successor Entity’s most recent publicly reported income statement; provided that such amounts shall be limited to those of the Successor Entity only (and not any of its Subsidiaries) unless such Subsidiaries (other than any Excluded Subsidiaries) have completed and consummated the Successor Entity Subsidiary Joinder Actions.

“Net Revenue” means, for any period, (a) the Loan Parties’ gross revenues during such period, less (b)(i) trade, quantity and cash discounts allowed by the Loan Parties, (ii) discounts, refunds, rebates, charge backs, retroactive price adjustments and any other allowances which effectively reduce net selling price, (iii) product returns and allowances, (iv) allowances for shipping or other distribution expenses, (v) set-offs and counterclaims, and (vi) any other similar and customary deductions used by the Loan Parties in determining net revenues, all, in respect of (a) and (b), as determined in accordance with GAAP and in the Ordinary Course of Business.

“Non-Callable Make Whole Amount” means, on any date of prepayment or early redemption of all or any portion of the Loans, an amount in cash equal to all required interest payments due on the Loans that are prepaid from the date of repayment or early redemption through and including the date that is the First Amortization Date, plus any accrued and unpaid interest and fees and unpaid costs and expenses incurred pursuant to the terms of the Loan Documents.

“Notes” means the Loan Notes.

“Obligations” means all Loans and Disbursements, any Non-Callable Make Whole Amount, any CoC Fee, the ~~Exit~~Restructuring Payment, interest, fees, expenses, costs, liabilities, indebtedness and other obligations (monetary (including post-petition interest, costs, fees, expenses and other amounts, whether allowed or not) or otherwise) of (or owed by) the Borrower and the other Loan Parties under or in connection with the Loan Documents, in each case howsoever created, arising or evidenced, whether direct or indirect (including those acquired by assignment), absolute or contingent, now or hereafter existing, or due or to become due, and irrespective of whether the same are added to the principal amount of the Obligations. For the avoidance of doubt, “Obligations” shall include the First Out Waterfall Obligations and the Last Out Waterfall Obligations.

“OFAC” has the meaning set forth in Section 3.1(jj).

“OID” means original issue discount.

“Operating Expenditures” means, with respect to any Person for any period, the amount of all expenditures (whether such expenditures are paid in cash, financed or otherwise) by such Person and its Subsidiaries during such period that are reported as operating expenses (including expenditures related to research and development, clinical and regulatory affairs, marketing and sales, and general and administrative) on the income statements of such Person and its Subsidiaries that are included in such Person’s financial statements (including those financial statements required by Section 5.1(h) and Section 5.1(aa), as applicable), which amount shall (i) be in compliance and accordance with GAAP and any SEC requirements and regulations, but (ii) exclude one-time, non-recurring expenditures that are not regularly incurred in the Ordinary Course of Business of such Person and its Subsidiaries.

“Operative Documents” means the Loan Documents, the “Loan Documents” (as defined in the ABL Credit Facility as of the Agreement Date) and the “Subordinated Debt Documents” (as defined in the ABL Credit Facility as of the Agreement Date).

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“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Ordinary Course of Business” means, in respect of any transaction involving any Loan Party, the ordinary course of business of such Loan Party, as conducted by such Loan Party in accordance with past practices, as applicable.

“Organizational Documents” means, with respect to any Loan Party, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as by-laws, a partnership agreement or an operating, limited liability company or members agreement), including any and all shareholder agreements or voting agreements relating to the capital stock or other equity interests of such Person.

“Original 3.25% Convertible Notes” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“Original Warrants” means the Initial Warrants and the Additional Warrants.

“Other Connection Taxes” means with respect to any Lender, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax (except a connection arising solely from such Lender having executed, delivered, become a party to, performed its obligations or received a payment under, received or perfected a security interest under, engaged in any transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan Document).

“Other Taxes” means any and all present or future stamp, value added or documentary or any other excise or property Taxes arising from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, any Loan Document.

“Outstanding Items” has the meaning set forth in Section 5.1(z).

“Participant” has the meaning set forth in Section 6.5.

“Parties” has the meaning set forth in the preamble to this Agreement.

“Patents” has the meaning set forth in the Security Agreement.

“Patent Security Agreement” means any patent security agreement executed and delivered by any Loan Party to Agent, on behalf of the Secured Parties, as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time.

“PBGC” means the United States Pension Benefit Guaranty Corporation or any successor thereto.

“Perfection Certificate” means each perfection certificate executed or delivered from time to time by any Loan Party or any of its Subsidiaries to any Secured Party, in substantially the form of Exhibit B.

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on a consolidated balance sheet of the Loan Parties and their Subsidiaries after giving effect to such Acquisition but excluding (A) any equity interests issued as consideration for such Acquisition and (B) the net proceeds of any issuance of equity interests made after the ~~Agreement~~Second Amendment Effective Date that are used for purposes of such Acquisition (for the avoidance of doubt, other than the net proceeds of any equity interests or other Stock issued under or in connection with the Equity Financing Documents)) (such amounts, collectively, the “Acquisition Consideration”) shall be in an amount not to exceed $15,000,000 in the aggregate for all such Acquisitions during the term of this Agreement; provided, however, that, in the case of each Acquisition, Agent has received prior to the consummation of such Acquisition evidence satisfactory to Agent that Borrower has, immediately before and immediately after giving effect to the consummation of such Acquisition, unrestricted cash (it being understood and agreed that cash and Cash Equivalents shall not be considered “restricted” cash for purposes of this proviso solely due to compliance by the Loan Parties with the requirements set forth in Section 5.1(k)) in one or more deposit accounts subject to a Control Agreement in an aggregate amount equal to or greater than the positive value of the product of (x) eighteen (18) multiplied by (y) the “Monthly Cash Burn Amount” (as defined in the ABL Credit Facility as of the Agreement Date), as determined as of the last day of the month immediately preceding such Acquisition.

“Permitted Contingent Obligations” means

(a) Contingent Obligations arising in respect of the Indebtedness under the Loan Documents;

(b) Contingent Obligations resulting from endorsements for collection or deposit in the Ordinary Course of Business;

(c) Contingent Obligations outstanding on the Prior Agreement Date and set forth on Schedule 5.2(iv) (but not including any refinancings, extensions, increases or amendments to the indebtedness underlying such Contingent Obligations other than extensions of the maturity thereof without any other material change in terms adverse to the Lenders);

(d) Contingent Obligations incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations not to exceed $2,000,000 in the aggregate at any time outstanding;

(e) Contingent Obligations arising under indemnity agreements with title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies;

(f) Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions of personal property assets permitted under Section 5.2;

(g) so long as there exists no Event of Default both immediately before and immediately after giving effect to any such transaction, Contingent Obligations existing or arising under any Swap Contract or Capped Call; provided, however, that such obligations are (or were) entered into by Borrower or an Affiliate of Borrower for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation and either (i) with respect to a Swap Contract or a Capped Call, are (or were) entered into in the Ordinary Course of Business or (ii) with respect to a Capped Call, are (or were) entered into in connection with the 2.25% Convertible Notes, the 3.25% Convertible Notes, any

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~~refinancings thereof~~Permitted 3.25% Convertible Note Refinancing permitted hereunder or in connection with this Agreement or any of the other Loan Documents;

(h) guarantees by (A) one or more Loan Parties of the obligations of Foreign Subsidiaries up to $1,000,000 in the aggregate at any time outstanding, (B) any Loan Party of the obligations of any other Loan Party (but, for the avoidance of doubt, excluding any Immaterial Subsidiary that may be a Loan Party where, before and immediately after giving effect to such guarantee (including any rights of contribution set forth in the Loan Documents or otherwise), the Loan Parties cannot represent and warrant that such Immaterial Subsidiary is Solvent on an individual basis) and (C) any Foreign Subsidiary of the obligations of any other Foreign Subsidiary;

(i) [reserved];

(j) Contingent Obligations arising in respect of the Indebtedness under the ABL Debt Documents; and

(k) other Contingent Obligations not permitted by clauses (a) through (j) above, not to exceed $2,500,000 in the aggregate at any time outstanding.

“Permitted Dispositions” means each of the following:

(a) dispositions of inventory in the Ordinary Course of Business;

(b) dispositions of furniture, fixtures and equipment in the Ordinary Course of Business that the applicable Loan Party or Subsidiary determines in good faith is no longer used or useful in the business of such Loan Party and its Subsidiaries (or such Subsidiary and its subsidiaries);

(c) to the extent constituting a Disposition, Permitted Investments and Permitted Licenses;

(d) disposals of obsolete, worn out or surplus tangible personal property;

(e) without limiting transactions permitted under Section 5.2 hereof, dispositions by any Loan Party to any other Loan Party so long as each Loan Party (other than, with respect to any transferring Person, an Immaterial Subsidiary) will remain Solvent after giving effect to the transfer;

(f) abandonment of Intellectual Property that does not constitute a Material Intangible Asset;

(g) the unwinding or terminating of Swap Contracts or any Capped Call permitted by clause (g) of the definition of “Permitted Contingent Obligations” either (i) with respect to a Swap Contract or a Capped Call, in the Ordinary Course of Business or (ii) with respect to a Capped Call, that were entered into in connection with the 2.25% Convertible Notes, the 3.25% Convertible Notes, any Permitted 3.25% Convertible Note Refinancing permitted hereunder or in connection with this Agreement or any of the other Loan Documents;

(h) dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of replacement property or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement property;

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commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation and either (i) with respect to a Swap Contract or a Capped Call, are (or were) entered into in the Ordinary Course of Business or (ii) with respect to a Capped Call, are (or were) entered into in connection with the 2.25% Convertible Notes, the 3.25% Convertible Notes, any Permitted 3.25% Convertible Note Refinancing permitted hereunder or in connection with this Agreement or any of the other Loan Documents;

(f) Indebtedness in the form of insurance premiums financed through the applicable insurance company;

(g) trade accounts payable arising and paid within 120 days of the date when due and in the Ordinary Course of Business;

(h) unsecured Indebtedness in an amount not to exceed $4,280,500 pursuant to a promissory note dated on or around the Agreement Date, by the Borrower in favor of Japan Lifeline Co., Ltd. (the “Permitted Japan Lifeline Unsecured Debt”), so long as (i) other than as expressly set forth in clause (ii) directly below, no prepayments, repayment, redemptions or payments shall be made with respect to the Permitted Japan Lifeline Unsecured Debt at any time until ninety-one (91) days after all of the Obligations have been paid in full, (ii) subject to the terms of the Japan Lifeline Subordination Agreement, the all-in interest rate and pricing charged thereon shall not exceed 2.5% per annum and such interest shall not be paid (A) more frequently than annually in arrears and (B) unless (1) expressly permitted pursuant to the terms of the Japan Lifeline Subordination Agreement, (2) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (3) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (4) no Default or Event of Default has occurred and is continuing, (iii) no fees shall be paid thereon, (iv) such unsecured Indebtedness shall not be assigned or otherwise transferred by Japan Lifeline Co., Ltd. without the consent of the Agent, (v) Japan Lifeline Co., Ltd. (and any successor or assign thereof) shall enter into a subordination agreement with the Agent, in form and substance reasonably satisfactory to the Agent and the Lenders (the “Japan Lifeline Subordination Agreement”), and such Japan Lifeline Subordination Agreement shall remain in full force and effect and binding and enforceable against all parties thereto at all times, and no breach, violation or default shall have occurred thereunder or under the Permitted Japan Lifeline Unsecured Debt Documents, (vi)(A) such Indebtedness remains unsecured at all times and no security interests or Liens are granted with respect thereto by any Loan Party, any of their respective Affiliates or any other Person and (B) no Person other than the Borrower shall be a borrower, guarantor or obligor (or otherwise be obligated or liable) with respect to such Indebtedness, and (vii) subordination provisions are included in such promissory note, the Japan Lifeline Subordination Agreement and any related agreements, instruments and documents (collectively, the “Permitted Japan Lifeline Unsecured Debt Documents”) in a manner, and in form and substance, reasonably satisfactory to the Agent and the Lenders, and such Permitted Japan Lifeline Unsecured Debt Documents shall be in form and substance reasonably satisfactory to the Agent and the Lenders;

(i) Subordinated Debt;

(j) the ABL Debt under the ABL Credit Facility, in accordance with the terms of the Intercreditor Agreement and this Agreement;

(k) Indebtedness of the Loan Parties incurred under the 3.25% Convertible Notes in an aggregate principal amount not to exceed the aggregate principal amount outstanding on the ~~Agreement~~Second Amendment Effective Date after giving effect to any payments, repayments or

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prepayments thereon ~~on or prior to the Agreement Date~~or conversions, cash settlements or distributions related thereto (which, for the avoidance of doubt, shall not be greater than the aggregate principal amount outstanding on the Prior Agreement Date or the Agreement Date), and, so long as no Default or Event of Default has occurred and is continuing or would result after giving effect thereto, any refinancing or extension thereof ~~or new issuance in connection with the exchange thereof and/or a new issuance~~in which all or any portion of the proceeds ~~of which~~ will be used ~~in connection with the~~to repurchase or ~~other refinancing of~~refinance all or any portion thereof ~~therewith~~ that, in each case of the foregoing, (i)(A) has an aggregate outstanding principal amount not greater than $200,000,000 (when taking into account all such existing, refinanced, extended, exchanged and newly issued Indebtedness), ~~and~~(B) does not provide for any amortization payments or other principal payments of any kind, prepayments, repayments, redemptions or distributions of any kind or cash settlements or cash conversions (or requires or mandates any settlements or conversions thereof) in advance of the date that is one year and one day after the Maturity Date, and (C) except as expressly provided in the 5.00% Convertible Notes issued on the Second Amendment Effective Date (or issued after the Second Amendment Effective Date in exchange for any of the Remaining Original 3.25% Convertible Notes in accordance and compliance with the terms and provisions of this Agreement), does not provide for (or include) any terms or provisions requiring or mandating the conversion or cash settlement of any such Indebtedness or obligations at any time prior to the date that is one year and one day after the Maturity Date, (ii) has a maturity no shorter than the date that is one year and one day after the Maturity Date (in the case of clause (i) and clause (ii), it being understood that, in each case, any provision requiring an offer to purchase such Indebtedness as a result of a change in control, fundamental change, delisting, asset sale or similar provision or any exercise or conversion of Stock (other than Disqualified Stock) shall not violate the foregoing restrictions in clause (i) or clause (ii)), (iii) is unsecured, (iv) does not have one or more issuers, borrowers, guarantors or obligors that are not Loan Parties, (v) contains terms that are prevailing market terms at the time of issuing or initial borrowing for the type of financing and for the quality of issuer or borrower, as determined by Borrower and its advisors in their reasonable business judgment, (vi) does not have an All-in Yield greater than the lesser of (A) 6% per annum and (B) an All-in Yield that would result in more than $10,000,000 per annum being paid in interest thereunder (whether in cash, in-kind or otherwise), (vii) does not cause Borrower either on an individual basis or together with its Subsidiaries (on a consolidated basis), immediately before, at the time of and immediately after giving effect to such Indebtedness (and after giving effect to the use of the proceeds thereof), to be no longer be Solvent (or such Persons are not Solvent immediately prior to giving effect thereto), and (vii) if in existence at such time or on the same date, is permitted under the ABL Debt Documents and the Equity Financing Documents (collectively, a “Permitted 3.25% Convertible Note Refinancing”);

(l) Indebtedness of the Loan Parties incurred under the 2.25% Convertible Notes in an aggregate principal amount not to exceed the aggregate principal amount outstanding on the Agreement Date minus any prepayments, repayments, redemptions or payments thereon made on the Agreement Date or from time to time thereafter (which, for the avoidance of doubt, such aggregate principal amount shall not be greater than the amount outstanding as of the Prior Agreement Date);

(m) without limiting the provisions of Section 5.2 with respect to any Investment by a Loan Party, Indebtedness consisting of unsecured intercompany loans and advances (i) incurred by any Loan Party owing to one or more other Loan Parties, (ii) incurred by any Foreign Subsidiaries owing to any Loan Party solely to the extent constituting a Permitted Investment made by such Loan Party, or (iii) incurred by any Foreign Subsidiaries owing to any other Foreign Subsidiary;

(n) Indebtedness related to commercial credit cards provided by Bank of America, N.A. (or such other commercial bank permitted under the definition of “Bank of America Cash Collateral

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Agent in all or substantially all of its property of the type described in the Security Agreement and otherwise made in compliance with Section 5.1(l);

(i) Investments by (A) any Loan Party consisting solely of cash and Cash Equivalents in a Foreign Subsidiary; provided that at the time of the making of such Investment and immediately after giving effect thereto (i) no Event of Default has occurred and is continuing and (ii) Loan Parties have unrestricted (it being understood and agreed that cash and Cash Equivalents shall not be considered “restricted” cash for purposes of this proviso solely due to compliance by the Loan Parties with the requirements set forth in Section 5.1(k)) cash and Cash Equivalents in an aggregate amount of not less than $10,000,000, which cash and Cash Equivalents (x) are subject to a first priority perfected lien in favor of Agent for the benefit of Lenders (subject to Permitted Liens), (y) are held in a deposit account that is subject to a Control Agreement or a securities account subject to a Control Agreement and (z) unless the same could not be reasonably expected to reduce the amounts in such accounts below $10,000,000 at the time of such Investment and immediately after giving effect thereto, do not include any drawn or committed but unpaid drafts, ACH or EFT transactions and (B) a non-Loan Party Foreign Subsidiary in another non-Loan Party Foreign Subsidiary; provided, that, Investments pursuant to clause (i)(A) above shall be subject to the proviso at the end of this definition;

(j) Investments by any Loan Party consisting solely of inventory in any wholly-owned Foreign Subsidiaries, to the extent (i) such Investments are made in the Ordinary Course of Business consistent with its customary practices as in effect on and immediately prior to the Prior Agreement Date, (ii) no Event of Default then exists or would arise therefrom and (iii) no “Event of Default” (as defined in the ABL Credit Facility as in effect as of the ~~Agreement~~Second Amendment Effective Date) then exists or would arise therefrom; provided that (y) no such Investment shall result in an “Overadvance” (as defined in the ABL Credit Facility as in effect as of the Agreement Date) and (z) such Investments shall be subject to the proviso at the end of this definition;

(k) so long as no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom, Investments consisting solely of cash and Cash Equivalents in joint ventures or similar arrangements in an amount not to exceed $5,000,000 in the aggregate during the term of this Agreement; provided, that, such Investments shall be subject to the proviso at the end of this definition;

(l) Permitted Acquisitions;

(m) Investments deemed to exist under any Swap Contracts or Capped Calls; provided, however, that such obligations are (or were) entered into by Borrower or an Affiliate of Borrower for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation and are (or were) entered into either (i) with respect to a Swap Contract or a Capped Call, in the Ordinary Course of Business or (ii) with respect to a Capped Call, in connection with the 2.25% Convertible Notes, the 3.25% Convertible Notes, any Permitted 3.25% Convertible Note Refinancing permitted hereunder or in connection with this Agreement or any of the other Loan Documents; and

(n) other Investments in an amount not exceeding $5,000,000 in the aggregate; provided, that, such Investments shall be subject to the proviso at the end of this definition;

provided, that, Investments pursuant to clauses (i), (j), (k), and (n) of this definition of “Permitted Investments” shall not exceed $12,000,000 in the aggregate in any calendar year (or such lesser amount provided in the ABL Credit Facility from time to time) and, provided, further, that with respect to clause

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“Prior Facility Agreement” has the meaning specified therefor in the recitals hereto.

“Prior Loan Documents” has the meaning specified therefor in Section 6.29.

“Prior Registration Rights Agreement” means the Registration Rights Agreement, dated as of April 3, 2017, by and among the Borrower and the First Out Waterfall Lenders.

“Pro Rata Loan Share” means, with respect to any Lender, the applicable amount specified opposite such Lender’s name on Annex A under the column “Total Disbursement Amount” (as such amount may be increased, decreased or otherwise adjusted from time to time in accordance with the terms hereof (including pursuant to any PIK Interest Payment or pursuant to any assignment and transfers by the Lenders hereunder) and the actual principal amount outstanding related thereto).

“Pro Rata Share” means, with respect to any Lender, the applicable percentage (as adjusted from time to time in accordance with the terms hereof) obtained by dividing (a) such Lender’s Pro Rata Loan Share of the outstanding Loans, by (b) the total outstanding amount of Loans held by all Lenders.

“Products” means, from time to time, any products currently manufactured, sold, developed, tested or marketed by any Loan Party or any of a Loan Party’s Subsidiaries.

“Put Notice” has the meaning set forth in Section 5.3.

“Reaffirmation Agreement” means that certain Reaffirmation Agreement, dated as of the Agreement Date, by the Loan Parties party thereto in favor of Agent.

“Real Estate” means any real property owned, leased, subleased or otherwise operated or occupied by any Loan Party or any Subsidiary of any Loan Party.

“Recall” means a Person’s Removal or Correction of a marketed product that the FDA considers to be in violation of the laws it administers and against which the FDA would initiate legal action (e.g., seizure).

“Register” has the meaning set forth in Section 1.4(b).

“Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement, dated as of ~~the Agreement Date entered into by~~August 9, 2018, by and among the Borrower and the First Out Waterfall Lenders ~~and substantially in the form of Exhibit E~~ (as may be amended, restated, supplemented or otherwise modified from time to time).

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time and any successor to all or a portion thereof establishing reserve requirements.

“Regulatory Required Permit” means any and all licenses, clearances, exemptions, approvals, registrations, and permits issued by the FDA, DEA or any other applicable Governmental Authority, including, without limitation, Drug Applications, any 510(k) premarket clearance, grant of a de novo request, premarket approval application (“PMA”), or investigational device exemption (“IDE”), or the foreign equivalent to any of the foregoing necessary for the design, testing, manufacture, processing, assembly, packaging, labeling, marketing, distribution, commercialization, import, export, or sale of any Product by any applicable Loan Party (or Loan Parties) and its (or their) Subsidiaries as such activities are being conducted by such Loan Party (or Loan Parties) and its (or their) Subsidiaries with respect to

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such Product at such time; and any device listings and device establishment registrations under 21 C.F.R. Part 807, and any drug listings and drug establishment registrations under 21 U.S.C. Section 510, registrations issued by DEA under 21 U.S.C. Section 823 (if applicable to any Product) and those issued by State governments for the conduct of the Loan Parties’ or any of their Subsidiaries’ business.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, attorneys, advisors and representatives of such Person and of such Person’s Affiliates.

“Releases” means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material into or through the environment.

“Remaining Original 3.25% Convertible Notes” means the Original 3.25% Convertible Notes that were not exchanged for 5.00% Convertible Notes on the Second Amendment Effective Date pursuant to the terms of the Exchange Agreement.

“Removal” means the physical removal of a product from its point of use to some other location for repair, modification, adjustment, relabeling, destruction or inspection.

“Reporting Period” has the meaning set forth in Section 5.1(h).

“Required First Out Waterfall Lenders” means, at any time, the First Out Waterfall Lenders whose First Out Waterfall Pro Rata Share aggregate more than fifty percent (50%).

“Required Last Out Waterfall Lenders” means, at any time, Last Out Waterfall Lenders whose Last Out Waterfall Pro Rata Share aggregate more than fifty percent (50%).

“Required Lenders” means, at any time, both the Required First Out Waterfall Lenders and the Required Last Out Waterfall Lenders, unless all of the First Out Waterfall Obligations (other than (y) unasserted contingent indemnification First Out Waterfall Obligations and (z) those First Out Waterfall Obligations under any Warrant or the Registration Rights Agreement that are not due or payable at the time when all other First Out Waterfall Obligations are paid in full in cash) have been paid in full in cash and any Last Out Waterfall Obligations remain outstanding, in which case, the term “Required Lenders” shall mean only the Required Last Out Waterfall Lenders.

“Restricted Payment” means, with respect to any Person, (i) the declaration or making of any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any of its Stock, (ii) the purchasing, redemption or other acquisition for value of any of its Stock (other than, when no Default or Event of Default has occurred or is continuing (or would occur after giving effect to any such purchase, redemption or other acquisition) and to the extent there would be pro forma compliance with the financial covenants in Sections 5.2(xxiv) through (xxix) (after giving effect to any such purchase, redemption or other acquisition), solely pursuant to the Borrower’s stock option exchange program on the terms set forth, and specifically described (and without giving effect to any changes thereto that would be adverse to the Secured Parties), in that certain proxy statement of the Borrower filed with the SEC on April 20, 2018, the Borrower shall have the ability to provide certain qualified employees of the Borrower (which shall not include name executive officers or board of directors of the Borrower and only with respect to “Eligible Participants” (as described therein)) the option to surrender certain “out-of-the-money” or “underwater” options with an exercise price of $6.50 or greater that are “Eligible Options” (as described therein) for cancellation in exchange for a grant of a

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lesser number of new restricted stock units of the Borrower that may be settled for shares of the Borrower’s common stock under the Borrower’s amended and restated 2015 stock incentive plan of the Borrower that is attached to such aforementioned proxy statement (and without giving effect to any material changes thereto), all as further specifically described (and without giving effect to any material changes thereto) in such proxy statement) now or hereafter outstanding or (iii) the making of any payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness subordinated to the Obligations as to right and time of payment or as to other rights and remedies thereunder. For the avoidance of doubt, the entry into, any payments or deliveries in respect of, and the performance, exercise and/or settlement of the Borrower’s 2.25% Convertible Notes, 3.25% Convertible Notes (including, for the avoidance of doubt, any Permitted 3.25% Convertible Note Refinancing), Capped Calls, Warrants or under the ABL Credit Facility are not Restricted Payments.

“Restructuring Payment” means the First Out Waterfall Restructuring Payment and/or the Last Out Waterfall Restructuring Payment, as the context may require.

“Reverse Split” means an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, that effected a 1-for-10 reverse stock split of the issued and outstanding shares of Common stock on March 5, 2019.

“Rights Plan” has the meaning set forth in Section 3.1(rr).

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a Person named on the list of specially designated nationals maintained by OFAC.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Sarbanes-Oxley” has the meaning set forth in Section 3.1(kk).

“Scheduled First Amortization Payment of First Out Waterfall Loans” has the meaning set forth in Section 2.3(a).

“Scheduled Second Amortization Payment of First Out Waterfall Loans” has the meaning set forth in Section 2.3(a).

“SDN List” has the meaning set forth in Section 3.1(jj).

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” means all reports, schedules, forms, statements and other documents filed by the Borrower with the SEC pursuant to the Securities Act or the Exchange Act since January 1, 2016

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(including all financial statements and schedules included therein, all exhibits thereto and all documents incorporated by reference therein).

“Second Amendment” means that certain Second Amendment to Amended and Restated Facility Agreement and First Amendment to Amended and Restated Guaranty and Security Agreement, dated as of the Second Amendment Date, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and Agent.

“Second Amendment Date” means March 31, 2019.

“Second Amendment Effective Date” has the meaning set forth in the Second Amendment.

“Second Amortization Date” has the meaning set forth in Section 2.3(a).

“Secured Parties” means Agent, the Lenders and all Indemnified Persons.

“Securities” means the Loans, the Notes, and the related guaranties set forth in the Security Agreement of the Guarantors, ~~the Interest Payment Shares~~, the Conversion Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

“Security Agreement” means the Amended and Restated Guaranty and Security Agreement executed and delivered on the Agreement Date pursuant to which the Loan Parties party thereto continue to grant to Agent for the benefit of the Secured Parties a security interest in all of their Collateral to secure the Obligations, as amended, restated, supplemented or otherwise modified from time to time.

“Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person at a “fair valuation” (as referenced in the Bankruptcy Code) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not have unreasonably small capital in relation to such Person’s business as contemplated as of the Agreement Date. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Stifel” has the meaning specified therefor in Section 5.1(k)(viii).~~”~~

“Stifel Account” has the meaning specified therefor in Section 5.1(k)(viii).~~”~~

“Stifel Sweep Agreement” has the meaning specified therefor in Section 5.1(k)(viii)(a)(1).~~”~~

“Stock” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting; and (b) all securities convertible into or exchangeable for any other Stock and all warrants, options or other rights (other than the 2.25% Convertible Notes, the 3.25% Convertible Notes, any Permitted 3.25% Convertible Note Refinancing

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Existing ABL Credit Facility and the Existing ABL Debt Documents), (b) the funding of the Disbursements, and (c) the payment of fees, commissions, costs and expenses in connection with each of the foregoing.

“TRICARE” means the program administered pursuant to 10 U.S.C. Section 1071 et seq., Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code and the regulations promulgated pursuant to such statutes.

“Trunk Inventory” means “trunk stock inventory” that is in the possession of sales personnel of the Loan Parties.

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect from time to time in the State of New York.

“United States” and “U.S.” each means the United States of America.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56, as amended from time to time.

“Volume Weighted Average Price” for any security as of any Trading Day means the volume weighted average sale price of such security on the National Securities Exchange on which such security is listed as reported by Bloomberg Financial Markets or an equivalent, reliable reporting service reasonably selected by the Agent (“Bloomberg”). Volume Weighted Average Price will be determined without regard to after-hours trading or any other trading outside of the regular trading hours.

“Voluntary Conversion” has the meaning given to such term in the First Out Waterfall Notes.

“Warrant Distributions” has the meaning set forth in Section 3.1(z).

“Warrants” means the Initial Warrants ~~and~~, the Additional Warrants, the Amended and Restated Initial Warrants and the Amended and Restated Additional Warrants.

“Warrant Shares” has the meaning set forth in Section 3.1(z).

Section 1.2 Interpretation. In this Agreement and the other Loan Documents, unless the context otherwise requires, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties requires and the verb shall be read and construed as agreeing with the required word and pronoun. The division of this Agreement and the other Loan Documents into Articles and Sections and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions. The words “herein,” “hereof,” “hereunder,” “hereinafter” and “hereto” and words of similar import refer to this Agreement (or other applicable Loan Document) as a whole and not to any particular Article or Section hereof (or thereof). The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The term “documents” and “agreements” include any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The use in any of the Loan Documents of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to

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similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. References to a specified Article, Exhibit, Section or Schedule shall be construed as a reference to that specified Article, Exhibit, Section or Schedule of this Agreement (or other applicable Loan Document). Unless specifically stated otherwise, any reference to any of the Loan Documents means such document as the same shall be amended, restated, supplemented or otherwise modified and from time to time in effect. The references to “asset” (or “assets”) and “property” (or “properties”) in the Loan Documents are meant to be mean the same and are used throughout the Loan Documents interchangeably, and such words shall be deemed to refer to any and all tangible and intangible assets and properties, including cash, securities, Stock, accounts and contract rights. Unless otherwise specified herein or therein, all terms defined in any Loan Document shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto. The meanings of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the word “since” means “since and including”; the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.” If any provision of this Agreement or any other Loan Document refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, unless otherwise expressly stated, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action. References to any statute or regulation may be made by using either the common or public name thereof or a specific cite reference and, except as otherwise provided with respect to FATCA, are to be construed as including all statutory and regulatory provisions related thereto or consolidating, amending, replacing, supplementing or interpreting the statute or regulation, and any reference to any law or regulation, shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Whenever any reference is made in any Loan Document to any Person such reference shall be construed to include such Person’s permitted successors and permitted assigns. Any financial ratios required to be satisfied in order for a specific action to be permitted under any Loan Document shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein or therein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Unless otherwise specified, all references in any Loan Document to times of day shall be references to New York City time. Notwithstanding anything to the contrary in any Loan Document, any reference to “Organizational Document” or “Organizational Documents” of any Loan Party or any of its Subsidiaries in any Loan Document shall mean such written documents, agreements and arrangements that are in effect on the Prior Agreement Date after giving effect to the Transactions occurring on the Prior Agreement Date that have been approved by Agent, without giving effect to any amendment, restatement, change, supplement, waiver or other modification thereto or thereof that is not permitted by Section 5.2(x). The terms “shall” and “will” are used interchangeably in this Agreement and the other Loan Documents and mean for the Loan Parties and their Subsidiaries to have an absolute obligation to perform or do (or not perform or do) a certain action or event, as the context may require. Any reference to “payment in full”, “paid in full”, “repaid in full”, “prepaid in full”, “redeemed in full”, “no Obligations remain outstanding” or any other term or word of similar effect used in this Agreement or any other Loan Document with respect to the Loans or the Obligations shall mean all Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the ~~Exit~~Restructuring Payment) (other than (y) unasserted contingent indemnification obligations and (z) those Obligations under any Warrant or the Registration Rights Agreement that are not due or payable at the time when all other Obligations are paid in full in cash) have been repaid in full in cash, have been fully performed and no longer remain outstanding.

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Section 1.3 Business Day Adjustment. Except as otherwise expressly stated herein or in any other Loan Document, if the day by which any payment or other performance is due to be made is not a Business Day, that payment or performance shall be made by the next succeeding Business Day unless that next succeeding Business Day falls in a different calendar month, in which case that payment or other performance shall be made by the Business Day immediately preceding the day by which such payment or other performance is due to be made; provided that interest will continue to accrue each additional day in connection therewith.

Section 1.4 Loan Records.

(a) The Borrower shall record on its books and records the amount of the Loan, the type and tranche of the Loans (whether the Loan is a First Out Waterfall Loan or a Last Out Waterfall Loan), the interest rate applicable thereto, all payments of principal and interest thereon and the principal balance thereof from time to time outstanding.

(b) The Borrower shall establish and maintain at its address referred to in Section 6.1, a record of ownership (the “Register”) in which the Borrower agrees to register by book entry the interests (including any rights to receive payment hereunder) of each Lender in the Loan (including whether the Lender is a First Out Waterfall Lender or a Last Out Waterfall Lender and whether the Loan is a First Out Waterfall Loan or a Last Out Waterfall Lender), and any assignment of any such interest or interests. The Borrower shall maintain such Register in accordance with usual and customary business practices and the Borrower shall record (1) the names and addresses of the Lenders (and any change thereto pursuant to this Agreement), (2) the amount of the Loan (and whether the amount of such Loan is related to a First Out Waterfall Loan or a Last Out Waterfall Loan) and each funding of any participation therein, (3) the amount of any principal, interest, fee or other amount due and payable or paid, and (4) any other payment received by the Lenders from the Borrower and its application to the Loan.

(c) The Loans made by each Lender are evidenced by this Agreement and the Loan Notes issued pursuant to the Prior Facility Agreement. On the Agreement Date, the Borrower shall execute and deliver to (x) each First Out Waterfall Lender, a new First Out Waterfall Note and (y) each Last Out Waterfall Lender, a new Last Out Waterfall Note, and after the Agreement Date the Borrower shall execute and deliver to each Lender (and/or, if applicable and if so requested by any assignee Lender pursuant to the assignment provisions of Section 6.5) on the date of request by such Lender an amended and restated Loan Note or new Loan Note (which (i) if to a First Out Waterfall Lender, shall be substantially in the form of a First Out Waterfall Note attached hereto as Exhibit A-1, and (ii) if to a Last Out Waterfall Lender, shall be substantially in the form of a Last Out Waterfall Note attached hereto as Exhibit A-2 (in each case, with any amendment and restatement mechanics built in as necessary that are in form and substance reasonably satisfactory to such applicable Lender and the Agent)), in each case, payable to such Lender in an amount equal to the unpaid principal amount of the Loans held by such Lender (which, at the request of such Lender shall be in the form of separate Loan Notes (taking into account the type and tranche of Loan) for separate or different parts of the Loans (taking into account the type and tranche of Loan) held by such Lender). On the Second Amendment Effective Date, the Borrower shall execute and deliver to each First Out Waterfall Lender, a new First Out Waterfall Note (which shall be substantially in the form of a First Out Waterfall Note attached hereto as Exhibit A-3 (in each case, with any amendment and restatement mechanics built in as necessary that are in form and substance reasonably satisfactory to such First Out Waterfall Lender and the Agent)), in each case, payable to such First Out Waterfall Lender in an amount equal to the unpaid principal amount of the First Out Waterfall Loans held by such First Out Waterfall Lender (which, at the request of such First Out Waterfall Lender shall be in the form of separate Loan Notes (taking into account the type and tranche of Loan) for separate or different parts of the Loans (taking into account the type and tranche of Loan) held

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by such First Out Waterfall Lender). For the avoidance of doubt, each “Loan Note” (as defined in the Prior Facility Agreement) and each “Loan Note” (as defined in this Agreement immediately prior to giving effect to the Second Amendment), as applicable, issued, executed and/or delivered by the Borrower prior to the Agreement Date or the Second Amendment Effective Date, as applicable, remains valid, binding and enforceable against the Borrower and continues to evidence and cover the Loans and other Obligations owed to such Lender that is the holder or beneficiary of such Loan Note, and~~,~~ (A) effective on the Agreement Date, shall be deemed amended and restated to be in the form of the First Out Waterfall Loan Note attached hereto as Exhibit A-1 (whether or not the new First Out Waterfall Loan Notes have then been delivered to the First Out Waterfall Lenders as required hereby), and (B) effective on the Second Amendment Effective Date, shall be deemed amended and restated to be in the form of the First Out Waterfall Loan Note attached hereto as Exhibit A-3 (whether or not the new First Out Waterfall Loan Notes have then been delivered to the First Out Waterfall Lenders as required hereby). On and after the Agreement Date, the principal of, and accrued and unpaid interest on, the First Out Waterfall Notes (and the First Out Waterfall Loans evidenced thereby) shall be convertible into shares of Common Stock as provided in the First Out Waterfall Notes. Notwithstanding anything to the contrary contained in this Agreement, the Loans (including any Note(s) evidencing the Loans) are registered obligations, the right, title and interest of the Lenders and their successors and assignees in and to the Loan shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 1.4 shall be construed so that the Loan is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.

(d) The Borrower, Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. Information contained in the Register with respect to any Lender shall be available for access by the Borrower, Agent or such Lender at any reasonable time and from time to time upon reasonable prior notice, or when an Event of Default or Default exists, with just notice (whether reasonable or not) by Agent or any such Lender.

Section 1.5 Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP. No change in the accounting principles used in the preparation of any financial statement hereafter adopted by the Borrower or its Subsidiaries (including, with respect to GAAP, any change in GAAP that would require leases that would be classified as operating leases under GAAP on the Agreement Date to be reclassified as Capital Leases) shall be given effect for purposes of measuring compliance with any provision of this Agreement or otherwise determining any relevant ratios and baskets which govern whether any action is permitted hereunder unless the Borrower and the Agent agree to modify such provisions to reflect such changes in GAAP, and unless such provisions are modified, all financial statements and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such changes in GAAP. Notwithstanding any other provision contained herein or in any other Loan Document, all terms of an accounting or financial nature used herein and in the other Loan Documents shall be construed, and all computations of amounts and ratios referred to herein and in the other Loan Documents shall be made, without giving effect to any election under Statement of Financial Accounting Standards No. 159 (Codification of Accounting Standards 825-10) to value any Indebtedness or other liabilities of any Loan Party or any Subsidiary at “fair value,” as defined therein.

Section 1.6 Tax Treatment. It is the intention and agreement of the Parties that the changes to the Borrower’s existing indebtedness owed to the Lenders that are being effectuated pursuant to this Agreement shall be treated for federal income tax purposes as made pursuant to and as part of a plan of recapitalization and reorganization of the Borrower described in Section 368(a)(1)(E) of the Code. The

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(b) No Re-Borrowing of Disbursements or Loans. Any Loans or Disbursements which are paid, repaid, prepaid or redeemed may not be re-borrowed under any circumstance.

Section 2.3 Payments; Prepayments; No Call; Non-Callable Make Whole Amount; First Out Waterfall Note Conversions.

(a) The Borrower shall pay in cash on the earliest of (i)(A) the dates set forth in the second column of the table below, to each of the First Out Waterfall Lenders, based on their First Out Waterfall Pro Rata Share of the outstanding principal amount of the First Out Waterfall Loans and their pro rata share of all other First Out Waterfall Obligations, in the amounts set forth in the second column of the table below and (B) the dates set forth in the third column of the table below, to each of the Last Out Waterfall Lenders, based on their Last Out Waterfall Pro Rata Share of the outstanding principal amount of the Last Out Waterfall Loans and their pro rata share of all other Last Out Waterfall Obligations, in the amounts set forth in the third column of the table below (in each case of clause (A)(i) and clause (A)(ii) above, as such installments may hereafter be adjusted as a result of prepayments made pursuant to this Section 2.3 with the application of any such prepayment being applied and adjusted as set forth in Section 2.3(e)), (ii) the date the principal amount of the Obligations are declared to be or automatically becomes due and payable following an Event of Default, to each of the Lenders, based on the application set forth in Section 2.3(d), all of the outstanding Obligations (other than (y) unasserted contingent indemnification obligations and (z) those Obligations under any Warrant or the Registration Rights Agreement that are not due or payable at the time when all other Obligations are paid in full in cash) , and (iii) on the date provided for in Section 5.3, to each of the Lenders, based on the application set forth in Section 2.3(d), all of the outstanding Obligations (other than (y) unasserted contingent indemnification obligations and (z) those Obligations under any Warrant or the Registration Rights Agreement that are not due or payable at the time when all other Obligations are paid in full in cash):

Payment Dates	Principal Amortization Payment of First Out Waterfall Loan	Principal Amortization Payment of Last Out Waterfall Loan
April 2, 2021 (the “First Amortization Date”)	~~One-third (1/3rd)~~ 16.66667% of the principal amount of all the First Out Waterfall Loans as of the First Amortization Date after taking into account the PIK Interest Payments added to the principal of the First Out Waterfall Loans on or before the First Amortization Date (such payment of First Out Waterfall Loans, the “Scheduled First Amortization Payment of First Out Waterfall Loans”)	$0

April 2, 2022 (the “Second Amortization Date”)

One-half (1/2) of the principal amount

of all the First Out Waterfall Loans as

of the Second Amortization Date after

taking into account the PIK Interest

Payments added to the principal of the

First Out Waterfall Loans (including

any prior cash payment of the PIK

Interest Payments on the First Out

Waterfall Loans made as part of the

One-half (1/2) of the principal

amount of all the Last Out

Waterfall Loans as of the Second

Amortization Date after taking

into account the PIK Interest

Payments added to the principal

of the Last Out Waterfall Loans

on or before the Second

Amortization Date

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the CoC Fee) or (B) on or after the First Amortization Date but prior to the Maturity Date, In Connection with a Change of Control, then the amount (in addition to the principal amount of the Loans and any accrued and unpaid interest owed thereon) required to be prepaid, repaid, redeemed or paid shall be the CoC Fee. The Non-Callable Make Whole Amount (together with any applicable CoC Fee) shall be paid by the Borrower to the Lenders based on their Pro Rata Share of the principal amount of the Loans on the date of such prepayment, repayment, redemption or payment. The Parties acknowledge and agree that, in light of the impracticality and extreme difficulty of ascertaining actual damages, the Non-Callable Make Whole Amount and any CoC Fee are intended to be a reasonable calculation of the actual damages that would be suffered by the Secured Parties as a result of any such prepayment, repayment, redemption or payment. The parties hereto further acknowledge and agree that the Non-Callable Make Whole Amount and the CoC Fee are not intended to act as a penalty or to punish the Borrower for any such prepayment, repayment, redemption or payment. For the avoidance of doubt, other than as set forth above in clause (B) in the second sentence of this Section 2.3(c), prepayments of the Loans made on or after the First Amortization Date, in whole or in part, are permitted and may be made without premium or penalty.

(d) Each prepayment, repayment, redemption and payment by the Borrower or any Loan Party (and all proceeds of Collateral) shall be applied as follows:

(i) So long as no Application Event has occurred and in continuing, to (A)(1) all principal amortization payments of the Loans shall be paid as set forth in Section 2.3(a) and (2) all other principal prepayments, repayments, redemptions and payments and all interest payments shall be paid by the Borrower and the other Loan Parties (and any such amounts received by Agent shall be apportioned) ratably ~~among~~to the Secured Parties (according to the unpaid principal balance of the principal and interest to which such payments relate held by each Secured Party), and with any such amounts that are from any prepayment of principal being applied to the scheduled principal payments in Section 2.3(a) in the direct order of maturity, and (B) all payments of fees, expenses and other Obligations (that, for the avoidance of doubt, are not covered in clause (A) above) shall be paid by the Borrower and the other Loan Parties (and any such amounts received by Agent shall be apportioned), other than such fees, expenses or other Obligations that are, based on the express terms of the Loan Documents, for a Secured Party’s separate account, ratably ~~among~~to the Secured Parties having a Pro Rata Share of the type of Obligation to which such a particular fee, expense or other Obligation relates. All payments to be made hereunder by the Borrower or the other Loan Parties shall be remitted to the Lenders (other than amounts owed specifically to Agent or such other Secured Party) and all such payments, and all proceeds of Collateral paid by the Borrower or any other Loan Party to the Lenders or received by Agent (or any other Secured Party), shall be applied, so long as no Application Event has occurred and is continuing, to reduce the balance of the Loans and other Obligations outstanding.

(ii) At any time that an Application Event has occurred and is continuing, as follows: (i) first, to all fees, costs and expenses (including any attorneys’ fees) owed to Agent under the Loan Documents, (ii) second, ratably to all fees, costs and expenses (including any attorneys’ fees) owed to any First Out Waterfall Lender under the Loan Documents, (iii) third, ratably to accrued and unpaid interest owed to the First Out Waterfall Lenders under the Loan Documents, (iv) fourth, ratably to the principal amount of the Loans (including any Non-Callable Make Whole Amount, any CoC Fee and the First Out Waterfall ~~Loan Exit~~Restructuring Payment, if applicable) owed to the First Out Waterfall Lenders, (v) fifth, ratably to all other First Out Obligations (other than any First Out Obligations in respect of any Warrant or the Registration Rights

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Agreement that are not at such time owing, due or unpaid) owing to Agent or the other First Out Waterfall Secured Parties, and with respect to any such First Out Waterfall Obligations owed to Agent and the other First Out Waterfall Secured Parties, shall be allocated ratably among Agent and the other First Out Waterfall Secured Parties based on their pro rata share of such other First Out Waterfall Secured Parties, (vi) sixth, ratably to all fees, costs and expenses (including any attorneys’ fees) owed to any Last Out Waterfall Lender under the Loan Documents, (vii) seventh, ratably to accrued and unpaid interest owed to the Last Out Waterfall Lenders under the Loan Documents, (viii) eighth, ratably to the principal amount of the Loans (including any Non-Callable Make Whole Amount and any CoC Fee, if applicable) owed to the Last Out Waterfall Lenders, and (ix) ninth, ratably, to all other Last Out Waterfall Obligations owing to any Last Out Waterfall Secured Party, and, with respect to any such Last Out Waterfall Obligations owed to the Last Out Waterfall Secured Parties, shall be allocated ratably among the Last Out Waterfall Secured Parties based on their pro rata share of such other Last Out Waterfall Obligations. With respect to any prepayments, repayments, redemptions, payments or distributions in cash, property or other assets that any Last Out Waterfall Lender pays over to Agent or any First Out Waterfall Lender under the terms of this Agreement, such Last Out Waterfall Lender will be subrogated to the rights of First Out Waterfall Lenders; provided, that no Last Out Waterfall Lender may assert or enforce any such rights of subrogation it may acquire as a result of any prepayment, repayment, redemption, payment or distribution hereunder until all First Out Waterfall Obligations (other than (y) unasserted contingent indemnification obligations and (z) those First Out Waterfall Obligations under any Warrant or the Registration Rights Agreement) have been paid in full in cash. Each Last Out Waterfall Lender agrees that any prepayments, repayments, redemptions, payments or distributions in respect of the Last Out Waterfall Obligations received by such Last Out Waterfall Lender in violation of this Agreement shall be as promptly as practicable paid over to Agent, for the benefit of the First Out Waterfall First Out Waterfall Lenders, in respect of the First Out Waterfall Obligations, in the same form as received, with any necessary endorsements, to be applied in accordance with this Agreement, and each Last Out Waterfall Lender hereby authorizes Agent to make any such endorsements as agent for the Last Out Waterfall Lenders (which authorization, being coupled with an interest, is irrevocable).

(e) Any principal of any Loan that is prepaid, repaid, redeemed or paid pursuant to Section 2.3(c) or Section 5.3 shall be applied to the scheduled principal payments of the Loans in the inverse order of maturity.

(f) (i) From and after the ~~Agreement~~Second Amendment Effective Date, any ~~conversion~~Voluntary Conversion or Forced Conversion of principal under a First Out Waterfall Note by any First Out Waterfall Lender or payment by any First Out Waterfall Lender of the Exercise Price of any Warrant by reducing the principal amount of such First Out Waterfall Lender’s First Out Waterfall Loan in an amount equal to such Exercise Price, shall be applied against, and reduce, the Scheduled First Amortization Payment of First Out Waterfall Loans that is owed to such First Out Waterfall Lender until the earlier of (A) the time the Scheduled First Amortization Payment of First Out Waterfall Loans that is owed to such converting or exercising First Out Waterfall Lender(s) has been satisfied in full (through conversions thereof and/or payments of the Exercise Price of Warrants or pursuant to Section 2.3(c) or Section 5.3), and (B) 5:00 p.m. (New York City time) on the Trading Day immediately preceding the First Amortization Date; (ii) from and after the earlier of the time set forth in clauses (i)(A) and (i)(B) above, any ~~conversions~~Voluntary Conversion or Forced Conversion of principal under a First Out Waterfall Note issued to any such converting First Out Waterfall Lender or payment by any First Out

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Waterfall Lender of the Exercise Price of any Warrant by reducing the principal amount of such First Out Waterfall Lender’s First Out Waterfall Loan in an amount equal to such Exercise Price shall be applied against, and reduce, the Scheduled Second Amortization Payment of First Out Waterfall Loans owed to such First Out Waterfall Lender until the ~~earliest of (A) the time that an aggregate of $60,000,000 has been applied against, and reduced, the Scheduled Amortization Payments pursuant to this clause (ii) and clause (i) above, (B~~earlier of (A) the time the Scheduled Second Amortization Payment of First Out Waterfall Loans that is owed to such converting or exercising First Out Waterfall Lender(s) has been satisfied in full (through conversions thereof and/or payments of the Exercise Price of Warrants or pursuant to Section 2.3(c) or Section 5.3), and (~~C~~B) 5:00 p.m. (New York City time) on the Trading Day immediately preceding the Second Amortization Date; and (iii) from and after the ~~earliest~~earlier of the times set forth in clauses (ii)(A) and (ii)(B) above, ~~one-half (50%) of any conversion~~any Voluntary Conversion or Forced Conversion of principal under a First Out Waterfall Note issued to any such converting First Out Waterfall Lender or payment by any First Out Waterfall Lender of the Exercise Price of any Warrant by reducing the principal amount of such First Out Waterfall Lender’s First Out Waterfall Loan in an amount equal to such Exercise Price shall be applied against, and reduce, the ~~Scheduled Second Amortization Payment owed to such converting or exercising First Out Waterfall Lender and the other half (50%) shall be applied against, and reduce, the principal amount payable on the~~ Maturity Date Payment of First Out Waterfall Loans owed to such ~~converting or exercising~~ First Out Waterfall Lender~~, until the earlier of (X) the time the Scheduled Second Amortization Payment owed to such converting or exercising First Out Waterfall Lenders has been satisfied in full through conversions thereof and/or payments of the Exercise Price of Warrants, and (Y) 5:00 p.m. (New York City time) on the Trading Day immediately preceding the Second Amortization Date; and (iii) thereafter~~. From and after the Second Amendment Effective Date, any ~~conversion~~Mandatory Conversion of principal under ~~the~~a First Out Waterfall ~~Notes issued to such converting~~Note by any First Out Waterfall Lender~~(s) or payment by any First Out Waterfall Lender of the Exercise Price of any Warrant by reducing the principal amount of such First Out Waterfall Lender’s First Out Waterfall Loan in an amount equal to such Exercise Price~~ shall be applied against, and reduce, ~~the principal amount due and payable on~~each of the Scheduled First Amortization Payment of First Out Waterfall Loans, the Scheduled Second Amortization Payment of First Out Waterfall Loans and the Maturity Date Payment of First Out Waterfall Loans owed to such ~~converting or exercising~~ First Out Waterfall Lender , on pro rata basis, based upon the unpaid principal amount of each such Amortization Payment. Each Lender and the Borrower acknowledges and agrees that, following the date hereof, to the extent any ~~conversion~~Conversion of any First Out Waterfall Note issued to a converting First Out Waterfall Lender or payment by any First Out Waterfall Lender of the Exercise Price of any Warrant by reducing the principal amount of such First Out Waterfall Lender’s First Out Waterfall Loan in an amount equal to such Exercise Price reduces the principal payment due and payable on any date to such converting or exercising First Out Waterfall Lender, such reduction shall be applied to the portion of such payment due under the applicable First Out Waterfall Notes held by each of the converting First Out Waterfall Lender on a pro rata basis in accordance with each such converting First Out Waterfall Lender’s First Out Waterfall Lender Percentage with respect to the First Out Waterfall Notes. For the avoidance of doubt, this Section 2.3(f) is not applicable (and not available) to any Last Out Waterfall Notes or Last Out Waterfall Loans.

Section 2.4 Payment Details. All payments of the Obligations by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and shall be paid in cash in Dollars. Payments of any amounts and other Obligations due to Agent or the Lenders under this Agreement or the other Loan Documents shall be made in Dollars in immediately available funds prior to 2:00 p.m. (New York City time) on such date that any such payment is due, using such wire information or address for Agent or such applicable Lender that is set forth on Schedule 2.4 or at such other bank or place as Agent or such applicable Lenders shall from time to time designate in a

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Section 2.6 Interest.

(a) From (and including) and after the Prior Agreement Date, the outstanding principal amount of the Loans and any overdue interest shall bear interest at the Interest Rate (calculated on the basis of a 360-day year for the actual number of days elapsed in each month). From (and including) the Prior Agreement Date until (but not including) the Agreement Date, interest with respect to the Interest Rate shall be paid in cash to the Lenders quarterly in arrears for the preceding calendar quarter on the on the first Business Day of each calendar quarter, whether by acceleration or otherwise, commencing on July 1, 2017 and on the first Business Day of each October, January, April and July thereafter through and including the calendar quarter commencing October 1, 2018. From (and including) and after the Agreement Date, interest with respect to the Cash Interest Rate (which, for the avoidance of doubt, does not include any interest mentioned in the immediately preceding sentence) shall be paid in cash to the Lenders quarterly in arrears for the preceding calendar quarter on the first Business Day of each calendar quarter, whether by acceleration or otherwise, commencing on July 1, 2017 and on the first Business Day of each October, January, April and July thereafter, and on the maturity (and on any date of prepayment, repayment, redemption or payment of the principal) of the Loans (each, an “Interest Payment Date”)~~; provided, however, from and after the Agreement Date, that in lieu of making any payment of interest with respect to the Cash Interest Rate in cash on an Interest Payment Date pursuant to this Section 2.6 (but not interest payable (x) pursuant to the immediately preceding sentence, (y) pursuant to Section 2.7 and (z) with respect to the PIK Interest Rate) and subject to the conditions set forth in Exhibit 2.6, the Borrower may elect to satisfy all or any part of such payment with respect to First Out Waterfall Loans only (and, for the avoidance of doubt, not any Last Out Waterfall Loans) by the issuance to the First Out Waterfall Lenders of shares of Freely Tradable Common Shares (as defined in Exhibit 2.6) in accordance with the provisions of Exhibit 2.6; provided that, not later than the first Business Day prior to the applicable Interest Payment Date, the Borrower shall provide written notice to the Agent of the amount of such payment satisfied pursuant to Exhibit 2.6.~~ . From (and including) and after the Agreement Date, interest with respect to the PIK Interest Rate shall be paid in-kind on each Interest Payment Date (which, for the avoidance of doubt, does not include any interest mentioned in the second sentence of this Section 2.6(a)) by increasing the principal amount of the Loans by an amount equal to the interest that has accrued at the PIK Interest Rate during such period (such payment, a “PIK Interest Payment”). Following an increase in the principal amount of the Loans as a result of a PIK Interest Payment, the Loans will bear interest at the Interest Rate on such increased principal amount from and after the date of such PIK Interest Payment and such increased principal amount shall constitute “Obligations”.

(b) [Reserved].

(c) All interest, fees and other amounts under each Loan Document shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

Section 2.7 Yield Enhancement Payment; Default Interest; CoC Fee; ~~Exit~~Restructuring Payment.

(a) On the Prior Agreement Date, the Borrower paid in cash in Dollars to such First Out Waterfall Lender (as such First Out Waterfall Lender funding such First Out Waterfall Disbursement directed) a yield enhancement payment in the amount of two and twenty-fifths of one hundred percent (2.25%) of the principal amount of such First Out Waterfall Disbursement funded by such First Out Waterfall Lender on the Prior Agreement Date as consideration for providing such First Out Waterfall Disbursement, and such payment, at the sole option of the applicable Lender, was able to be deducted

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from such First Out Waterfall Disbursement. Such payment was fully earned when it was paid (or when it was deducted from such First Out Waterfall Disbursement) and is not and shall not be refundable for any reason whatsoever.

(b) At the election (which upon such election, to the extent permitted by Applicable Law, such additional interest rate shall retroactively apply to the first day of existence of such Event of Default) of Agent or the Required Lenders while any Event of Default exists (or automatically while any Event of Default under Section 5.4(a) or 5.4(d) exists), the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by Applicable Law) on the Obligations (other than Obligations under any Warrant or the Registration Rights Agreement) and past due interest thereon, if any, from and after the date of occurrence of such Event of Default, at a rate per annum which is determined by adding (i) with respect to any Event of Default under Section 5.4(a), ten percent (10.0%) per annum to the Interest Rate then in effect for the Loans and (ii) with respect to any other Event of Default, two percent (2%) per annum to the Interest Rate then in effect for the Loans. Such additional interest shall be payable in cash on demand.

(c) Upon prepayment, repayment, redemption or payment of any principal of the Loans at any time (including, for the avoidance of doubt, before, after and on the date of the First Amortization Date but excluding, for the avoidance of doubt, Loans paid in full on the Maturity Date) In Connection with a Change of Control, Borrower shall pay to the Secured Parties the CoC Fee (in addition to any principal Obligations required to be paid pursuant to Section 5.3 and any applicable Non-Callable Make Whole Amount due pursuant to Section 2.3(c)) based on their Pro Rata Share of the principal of the Loans on the date of such prepayment, repayment, redemption or payment of such Loans; provided, however that if such prepayment, repayment, redemption or payment is In Connection with a Change of Control but prior to the consummation of the Change of Control, the CoC Fee shall be due and payable contemporaneously with the consummation of a Change of Control. The CoC Fee shall be non-refundable upon receiving payment thereof. The Parties acknowledge and agree that, in light of the impracticality and extreme difficulty of ascertaining actual damages occurring In Connection with a Change of Control, the CoC Fee is intended to be a reasonable calculation of the actual damages that would be suffered by the Secured Parties as a result of any such prepayment, repayment, redemption or payment. The parties hereto further acknowledge and agree that the CoC Fee is not intended to act as a penalty or to punish the Borrower for any such prepayment, repayment, redemption or payment.

(d) Notwithstanding anything to the contrary in the Loan Documents, ~~on~~effective as of the Second Amendment Effective Date, there shall be fully due and owing by the Loan Parties a non-refundable Restructuring Payment in a total amount equal to $10,000,000 (the “First Out Waterfall Restructuring Payment”), which First Out Waterfall Restructuring Payment shall be deemed an Obligation and a First Out Waterfall Obligation and shall be deemed to have been fully earned as of the Second Amendment Effective Date. The Loan Parties’ obligation to pay the First Out Waterfall Restructuring Payment will not be subject to any counterclaim or setoff for, or be otherwise affected by, any claim or dispute any Loan Party may have. The payment of the First Out Waterfall Restructuring Payment shall be made without deduction for any taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any national, state or local taxing authority, or will be grossed up by the Loan Parties for such amounts. The First Out Waterfall Restructuring Payment shall be paid immediately without further action or notice by the Loan Parties in cash to the First Out Waterfall Lenders (based on their First Out Waterfall Pro Rata Share of such First Out Waterfall Loans) upon the earliest to occur of (i) the date when the remaining First Out Waterfall Loans outstanding are due, payable, paid, repaid, redeemed or prepaid (in each case, whether before, at the time of or after the Maturity Date or any acceleration, the filing of any voluntary or involuntary bankruptcy petition, insolvency or otherwise), in

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an amount that causes (or such lesser amount of outstanding First Out Waterfall Loans that are so due, payable, paid, repaid, redeemed or prepaid that the First Out Waterfall Lenders have agreed to cause) the principal amount of remaining First Out Waterfall Loans outstanding to ~~be less than $10,000,000, the Borrower shall pay in cash at such time to the First Out Waterfall Lenders (based on their First Out Waterfall Pro Rata Share of such First Out Waterfall Loans) a non-refundable exit payment (the “First Out Waterfall Loan Exit Payment”) in a total amount equal to $5,000,000.~~ be (or a payment, repayment, redemption or prepayment is required to be made that would cause such First Out Waterfall Loans, if such payment, repayment, redemption or prepayment would have been made to be) less than $10,000,000, including, without limitation, when the principal amount of the remaining First Out Waterfall Loans have been paid in full; and (ii) the Maturity Date or any acceleration of any of the Obligations (and/or any of the First Out Waterfall Obligations). The Parties acknowledge and agree that the Agent and the First Out Waterfall Lenders would not have entered into the Second Amendment, this Agreement and the other Loan Documents without the ~~Borrower~~Loan Parties agreeing to pay the First Out Waterfall ~~Loan Exit~~Restructuring Payment in the aforementioned instances. The Parties further acknowledge and agree that the First Out Waterfall ~~Loan Exit~~Restructuring Payment set forth in this Section 2.7(d) is not intended to act as a penalty or to punish the Borrower or any other Loan Party for any such payment, repayment, redemption or prepayment (or the requirement for such payment, repayment, redemption or prepayment to be due, payable or made).

(e) Notwithstanding anything to the contrary in the Loan Documents, ~~on~~effective as of the Second Amendment Effective Date, there shall be fully due and owing by the Loan Parties a non-refundable Restructuring Payment in a total amount equal to $1,113,750 (the “Last Out Waterfall Restructuring Payment”), which Last Out Waterfall Restructuring Payment shall be deemed an Obligation and a Last Out Waterfall Obligation and shall be deemed to have been fully earned as of the Second Amendment Effective Date. The Loan Parties’ obligation to pay the Last Out Waterfall Restructuring Payment will not be subject to any counterclaim or setoff for, or be otherwise affected by, any claim or dispute any Loan Party may have. The payment of the Last Out Waterfall Restructuring Payment shall be made without deduction for any taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any national, state or local taxing authority, or will be grossed up by the Loan Parties for such amounts. The Last Out Waterfall Restructuring Payment shall be paid immediately without further action or notice by the Loan Parties in cash to the Last Out Waterfall Lenders (based on their Last Out Waterfall Pro Rata Share of such Last Out Waterfall Loans) upon the earliest to occur of (i) the date when the remaining Last Out Waterfall Loans outstanding are due, payable, paid, repaid, redeemed or prepaid (in each case, whether before, at the time of or after the Maturity Date or any acceleration, the filing of any voluntary or involuntary bankruptcy petition, insolvency or otherwise), in an amount that causes (or such lesser amount of outstanding Last Out Waterfall Loans that are so due, payable, paid, repaid, redeemed or prepaid that the Last Out Waterfall Lenders have agreed to cause) the principal amount of remaining Last Out Waterfall Loans outstanding to ~~be less than $10,000,000, the Borrower shall pay in cash at such time to the Last Out Waterfall Lenders (based on their Last Out Waterfall Pro Rata Share of such Last Out Waterfall Loans) a non-refundable exit payment (the “Last Out Waterfall Loan Exit Payment”) in a total amount equal to $1,113,750.~~ be (or a payment, repayment, redemption or prepayment is required to be made that would cause such Last Out Waterfall Loans, if such payment, repayment, redemption or prepayment would have been made to be) less than $10,000,000, including, without limitation, when the principal amount of the remaining Last Out Waterfall Loans have been paid in full; and (ii) the Maturity Date or any acceleration of any of the Obligations (and/or any of the Last Out Waterfall Obligations). The Parties acknowledge and agree that the Agent and the Last Out Waterfall Lenders would not have entered into the Second Amendment, this Agreement and the other Loan Documents without the ~~Borrower~~Loan Parties agreeing to pay the Last Out Waterfall ~~Loan Exit~~Restructuring Payment in the aforementioned instances. The Parties further acknowledge and agree that the Last Out Waterfall ~~Loan Exit~~Restructuring Payment set forth in this

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Section 2.7(d) is not intended to act as a penalty or to punish the Borrower or any other Loan Party for any such payment, repayment, redemption or prepayment (or the requirement for such payment, repayment, redemption or prepayment to be due, payable or made).

Section 2.8 Delivery of Warrants.

(a) On the Prior Agreement Date under the Prior Facility Agreement, the Borrower issued to the First Out Waterfall Lenders (or their predecessors) warrants to purchase 6,470,000 shares (647,001 shares as adjusted to give effect to the Reverse Split) of Common Stock at an Exercise Price of $9.23 per share ($92.30 per shares as adjusted to give effect to the Reverse Split) (each as subject to any other adjustments provided for therein), each in substantially in the form of Exhibit C-1 attached hereto (as may be amended, restated, supplemented or otherwise modified from time to time, the “Initial Warrants”), with an expiration date of April 3, 2024.

(b) [Reserved].

(c) As of the Agreement Date, the Initial Warrants are allocated among the First Out Waterfall Lenders as set forth on Annex A.

(d) On the Agreement Date, the Borrower shall issue to the First Out Waterfall Lenders, based on such First Out Waterfall Lenders’ First Out Waterfall Pro Rata Share, warrants to purchase ~~8,750,000 shares~~8,750,001 shares (875,001 shares as adjusted to give effect to the Reverse Split) of Common Stock at an Exercise Price of $4.71 per share ($47.10 per shares as adjusted to give effect to the Reverse Split) (each as subject to any other adjustments provided for therein), each in substantially in the form of Exhibit C-2 attached hereto (as may be amended, restated, supplemented or otherwise modified from time to time, the “Additional Warrants”), with an expiration date of August 9, 2025

(e) The Additional Warrants issued pursuant to Section 2.8(d) shall be allocated on the Agreement Date to the First Waterfall Lenders as set forth on Annex A.

(f) On the Second Amendment Effective Date, the Borrower shall amend and restate each Initial Warrant held by each First Out Waterfall Lender, but issuing to such First Out Waterfall Lender, in exchange for such Initial Warrant, a warrant that has the same term as such Initial Warrant, is with respect to an equal number of shares of Common Stock and has an Exercise Price of $6.61 per share (each as subject to any adjustments provided for therein), in substantially the form of Exhibit C-3 attached hereto (the amended and restated warrants issuable pursuant to this Section 2.8(f), as may be amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Initial Warrants”), and upon such issuance, the Initial Warrant held by such First Out Waterfall Lender shall be terminated.

(g) On the Second Amendment Effective Date, the Borrower shall amend and restate each Additional Warrant held by each First Out Waterfall Lender, but issuing to such First Out Waterfall Lender, in exchange for such Additional Warrant, a warrant that has the same term as such Additional Warrant, is with respect to an equal number of shares of Common Stock and has an Exercise Price of $6.61 per share (each as subject to any adjustments provided for therein), in substantially the form of Exhibit C-4 attached hereto (the warrants issuable pursuant to this Section 2.8(g), as may be amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Additional Warrants”), and upon such issuance, the Additional Warrant held by such First Out Waterfall Lender shall be terminated.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Loan Parties. The Loan Parties, jointly and severally, represent and warrant (A) with respect to Section 3.1(g)(i)(B), the first two sentences of Section 3.1(i), Section 3.1(y), Section 3.1(z)(A) and (C), Section 3.1(ee), the first sentence of Section 3.1(mm), Section 3.1(nn), Section 3.1(oo), Section 3.1(rr), Section 3.1(ss) and Section 3.1(tt), at all times, and (B) with respect to all other provisions of Section 3.1, (I) as of the Prior Agreement Date (in the form and substance thereof in the Prior Facility Agreement) ~~and the Agreement Date (if,~~ the Agreement Date (in the form and substance of the Facility Agreement (as defined in the Second Amendment but without giving effect to any amendments or modifications thereto)), the Second Amendment Date (in the form and substance of the Amended Facility Agreement (as defined in the Second Amendment)) and the Second Amendment Effective Date (in the form and substance of ~~this~~the Amended Facility Agreement (as defined in the Second Amendment)) and (II) as of each date that this Agreement is amended or modified (or any date any consent or waiver related to this Agreement is entered into or otherwise executed and delivered) in accordance with Section 6.6(b) (but with respect to any representation or warranty that speaks as of an earlier date, such representation and warranty shall continue to speak only as of such earlier date):

(a) Each Loan Party is (i) conducting its business in compliance with its Organizational Documents and (ii) not in violation of its Organizational Documents. Each Loan Party’s Organizational Documents are in full force and effect.

(b) No Default or Event of Default has occurred or will result from the transactions contemplated by the Loan Documents.

(c) Each Loan Party (i) is Solvent and (ii) has not taken action, and no such action has been taken by a third party, for its winding up, dissolution or liquidation or similar executory or judicial proceeding or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for any Loan Party or any or all of its assets or revenues; provided, however, that, for the avoidance of doubt, no such representation in this Section 3.1(c) is made in respect of any Immaterial Subsidiary.

(d) No Lien exists on any Loan Party’s assets, except for Permitted Liens.

(e) The obligation of the Loan Parties to make any payment under this Agreement or the other Loan Documents (together with all charges in connection therewith) is absolute and unconditional.

(f) No Indebtedness of any Loan Party exists other than Permitted Indebtedness.

(g) Each Loan Party is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. Each Loan Party (i) has full power and authority (and all governmental licenses, authorizations, Permits, consents and approvals) to (A) own its properties and conduct its business (solely with respect to governmental licenses, authorizations, Permits, consents and approvals, except where the failure to have such governmental licenses, authorizations, Permits, consents and approvals could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect) and (B) to (x) issue the Securities in accordance with the Loan Documents, (y)

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enter into, and perform its obligations under, the Loan Documents, including the issuance of the Securities and the reservation for issuance of the ~~Interest Payment Shares, the~~ Conversion Shares and the Warrant Shares, and (z) consummate the transactions contemplated under the Loan Documents, and (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, in each case of this clause (ii), where the failure to be so qualified, licensed or in good standing could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(h) ~~Other~~There is no pending, or threatened, action, suit or other proceeding (i) to which any Loan Party is a party, (ii) which purports to affect or pertain to (A) the Loan Documents, the Convertible Note Documents or the Transactions, (B) the execution, delivery or performance by any Loan Party or any of its Subsidiaries hereunder or thereunder or (C) the rights, remedies and benefits provided (or purported to be provided) to the Loan Parties hereunder or thereunder, (iii) which purports to affect or pertain to any other transactions contemplated by the Loan Documents, the Convertible Note Documents or the Transactions that are not covered by clause (ii) above, or (iv) which has as the subject thereof any assets owned by any Loan Party or any of its Subsidiaries, which (y) in the case of clause (i), clause (iii) and clause (iv), could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (z) in the case of clause (ii), could reasonably be expect to result in monetary judgments or relief, individually or in the aggregate, in excess of $2,000,000. As of the Agreement Date, other than as set forth on Schedule 3.1(h), there is no pending or, to the knowledge of the Loan Parties, threatened, any action, suit or other proceeding before any Governmental Authority (~~i~~A) to which any Loan Party is a party, (~~ii~~B) which purports to affect or pertain to the Loan Documents, the Transactions or any other transaction contemplated hereby or thereby or (~~iii~~C) which has as the subject thereof any assets owned by any Loan Party or any of its Subsidiaries, in each case which could reasonably be expected to result in monetary judgments or relief, individually or in the aggregate, in excess of $2,000,000. ~~Other than as set forth on Schedule 3.1(h), there are no current or, to the knowledge of the Loan Parties, pending, legal actions, suits or other proceedings, in each case which could reasonably be expected to result in monetary judgments or relief, individually or in the aggregate, in excess of $ 2,000,000, to which any Loan Party or any of its Subsidiaries or any of their respective assets is subject. With respect to each~~No action, suit, proceeding, claim, event or disclosure ~~listed~~set forth on Schedule 3.1(h)~~, none of them~~ could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document or directing that the transactions provided for herein or therein not be consummated as herein or therein provided. Other than as set forth on Schedule 3.1(h), (A) at all times on and after the Agreement Date until and including the Second Amendment Effective Date and (B) at all times that this representation and warranty is made on and after the Second Amendment Effective Date, in each case of clause (A) and clause (B), none of the current directors (or equivalent persons) or current officers of the Borrower and its Subsidiaries has been ~~involved as a defendant in securities-related litigation or other securities-related legal proceedings during the past five years~~(1) convicted or has pled no contest (or agreed to a settlement or plea agreement related) to, or been subject to any order of any Governmental Authority relating to, any violations of any securities laws, rules or regulations, or (2) been enjoined from engaging in any conduct relating to offers or sales of securities or service as an officer or director of a public company.

(i) The execution, delivery and performance of each of this Agreement and the other Loan Documents, including the issuance of the Securities hereunder, has been, duly authorized by each Loan Party and no further consent or authorization is required by any Loan Party, any Loan Party’s board of directors (or other equivalent governing body) or the holders of any Loan Party’s Stock. Each

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of this Agreement and the other Loan Documents has been duly executed and delivered by each of the Loan Parties and constitutes a valid, legal and binding obligation of each Loan Party, enforceable in accordance with its respective terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Agreement and the other Loan Documents by each Loan Party thereto and the consummation of the transactions (including the issuance of the Securities hereunder and thereunder) contemplated herein and therein will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any assets of any such Loan Party pursuant to, any agreement, document or instrument to which such Loan Party is a party or by which any Loan Party is bound or to which any of the assets or property of any Loan Party is subject, except, with respect to this clause (A), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (B) result in any violation of or conflict with the provisions of the Organizational Documents, (C) result in the violation of any Applicable Law, (D) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority, or (E) violate, conflict with or cause a breach or a default under any agreement or instrument binding upon it, except, with respect to clauses (C) and (E) only, as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No consent, approval, Authorization or order of, or registration or filing with any Governmental Authority is required for (i) the execution, delivery and performance of this Agreement or any of the other Loan Documents, and the issuance of the Securities hereunder and thereunder, and (ii) the consummation by any Loan Party of the Transactions or the other transactions contemplated hereby or thereby, except for (A) the filings necessary to perfect the Liens created by the applicable Loan Documents and (B) any necessary filings with the SEC.

(j) Other than has been obtained, no Authorization is required for (i) the execution and delivery of this Agreement or the other Loan Documents, or (ii) the consummation of the Transactions and the other transactions contemplated hereby and thereby, including (other than the Authorization set forth on Schedule 3.1(j)) the issuance and exercise of the Warrants.

(k) Each Loan Party and its Subsidiaries are in compliance with Applicable Law except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(l) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) (A) each Loan Party holds, and is operating in compliance in all material respects with, all franchises, grants, Authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority (collectively, “Necessary Documents”) required for the conduct of its business and (B) all Necessary Documents are valid and in full force and effect and (ii) no Loan Party has (A) received written notice of any revocation, non-renewal, amendment, expiration, suspension, limitation, withdrawal, cancellation or other modification of any of the Necessary Documents and (B) reason to believe that any of the Necessary Documents will not be renewed in the ordinary course of business.

(m) As of the ~~Agreement~~Second Amendment Date and the Second Amendment Effective Date, the Real Estate listed in Schedule 3.1(m) constitutes all of the Real Estate of each Loan Party and each of its Subsidiaries. Each Loan Party has good and marketable title to all of its assets and property free and clear of all Liens, except Permitted Liens. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the property held under lease by each Loan Party is held under valid, subsisting and enforceable leases with only such exceptions with respect

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to any particular lease as do not interfere in any material respect with the conduct of the business of such Loan Party.

(n) Each Loan Party (i) owns, or, to the knowledge of the Loan Parties and their Subsidiaries, has the right to use pursuant to a valid and enforceable written license, all IP, in each case (and without any knowledge qualifier applicable thereto) free and clear of any Liens other than Permitted Licenses and Permitted Liens. All IP that is registered with or issued by a Governmental Authority that is currently in the name of a Loan Party is, to the knowledge of the Loan Parties and their Subsidiaries, valid and enforceable. Each patent constituting a Material Intangible Asset is, to the knowledge of the Loan Parties and their Subsidiaries, valid and enforceable and no part of the Material Intangible Assets has been judged invalid or unenforceable, in whole or in part; and, except as set forth on Schedule 3.1(n), there is no pending or, to the knowledge of the Loan Parties, threatened action, suit, other proceeding or claim by any Person challenging or contesting the validity, ownership, or enforceability of any Material Intangible Asset, the use thereof by any Loan Party, or other rights of any Loan Party in or to any Material Intangible Asset, and no Loan Party has received any written notice regarding any such action, suit, other proceeding or claim. With respect to each action, suit, proceeding, claim, challenge, contest, event and disclosure listed on Schedule 3.1(n), none of them could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Neither the conduct of the business of any Loan Party, nor any Loan Party, has infringed, misappropriated or otherwise violated, or is infringing, misappropriating or otherwise violating, any Intellectual Property of any Person, except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Other than as set forth on Schedule 3.1(h), there is no pending or, to the knowledge of the Loan Parties, threatened action, suit, other proceeding or claim by any Person alleging that any Loan Party is infringing, misappropriating or violating, or otherwise using without authorization, any Intellectual Property of any Person, and no Loan Party has received any written notice regarding, any such action, suit, other proceeding or claim. With respect to each action, suit, proceeding, claim, event or disclosure listed on Schedule 3.1(h), none of them could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Other than as set forth in Section 3.b. of the Perfection Certificate dated as of (and delivered by the Loan Parties on) the Agreement Date, no Loan Party is a party to, or bound by, any options, licenses, franchise or other agreements, written or oral, relating to trademarks, patents, copyrights, other know-how or IP (or granting any right, title or interest in or to any IP) that require annual payments in excess of $25,000 individually.

(o) No Loan Party is, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, in breach of or otherwise in default under, and no event has occurred which, with notice or lapse of time or both, would constitute such breach or other default in the performance of any agreement or condition contained in any agreement under which it may be bound, or to which any of its assets is subject.

(p) All U.S. federal, state and local income and franchise and other material Tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliates have been filed with the appropriate Governmental Authorities, all such Tax Returns are true and correct in all material respects, and all Taxes, assessments and other governmental charges and impositions reflected therein or otherwise due and payable have been paid prior to the date on which any material Liability may be added thereto for non-payment thereof except for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Tax Affiliate in accordance with GAAP. As of the ~~Agreement~~Second Amendment Date and the Second Amendment Effective Date, no material Tax Return is under audit or examination by any Governmental Authority, and no Tax Affiliate has received written notice from any Governmental Authority of any audit or examination or any assertion of any claim for material Taxes.

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To the extent material, proper and accurate amounts have been withheld by each Tax Affiliate from their respective employees for all periods in full and complete compliance with the Tax, social security and unemployment withholding provisions of Applicable Law and such withholdings have been timely paid to the respective Governmental Authorities. No Tax Affiliate has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) or has been a member of an affiliated, combined or unitary group other than the group of which a Tax Affiliate is the common parent.

(q) The exchange of the Exchanged Deerfield Convertible Notes for the Last Out Waterfall Loans under this Agreement and the other Loan Documents does not violate or otherwise breach any provision of any of the 3.25% Convertible Note Documents or any other agreements, instruments or documents evidencing any Indebtedness or cause any other holder of, or party to, any 3.25% Convertible Notes to become due prior to their stated maturity therein.

(r) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect after the Prior Agreement Date or the Agreement Date, each Loan Party:

(i) at all times has complied with all Applicable Laws; (ii) has not received any warning letter or other correspondence or notice from the any Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any Authorizations; (iii) possesses and complies with the Authorizations, which are valid and in full force and effect; (iv) has not received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, cancel, withdraw, modify or revoke any Authorization and has no knowledge that any Governmental Authority is considering such action; and (v) has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions, renewals and supplements or amendments as required by any Applicable Laws or Authorizations.

(s) The Borrower has filed all of the SEC Documents, within the time frames prescribed by the SEC for the filing of such SEC Documents such that each filing was timely filed with the SEC. The Borrower filed and made publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (including any successor thereto, “EDGAR”) on or prior to the date this representation is made, true, correct and complete copies of the SEC Documents. As of their respective dates, each of the SEC Documents complied in all material respects with the requirements of the Securities Act and/or the Exchange Act (as applicable) applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment or a supplement has not been filed and made publicly available on EDGAR (and true, correct and complete copies of such amendment or supplement, if any, have been delivered to the Secured Parties or their respective representatives) on or prior to the date this representation is made. The Borrower has not received any written comments from the SEC staff that have not been resolved, to the knowledge of the Borrower, to the satisfaction of the SEC staff.

(t) As of their respective dates, the consolidated financial statements of the Borrower and its Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with GAAP, consistently applied (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments and lack of footnote disclosures), and fairly present in all material respects the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and the consolidated results of their

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operations, cash flows and changes in stockholders equity for the periods then ended (subject, in the case of unaudited quarterly financial statements, to normal year-end audit adjustments and lack of footnote disclosures). The accounting firm that expressed its opinion with respect to the consolidated financial statements included in the Borrower’s most recently filed annual report on 10-K, and reviewed the consolidated financial statements included in the Borrower’s most recently filed quarterly report on 10-Q, was independent of the Borrower pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and as required by the applicable rules and guidance from the Public Company Accounting Oversight Board (United States), and such firm was otherwise qualified to render such opinion under Applicable Law and the rules and regulations of the SEC. There is no transaction, arrangement or other relationship between the Borrower (or any of its Subsidiaries) and an unconsolidated or other off-balance-sheet Person that is required to be disclosed by the Borrower in the SEC Documents that has not been so disclosed in the SEC Documents. Neither the Borrower nor any of its Subsidiaries is required to file or will be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to the Borrower’s reports filed or made with the SEC under the Exchange Act. Other than (i) the liabilities assumed or created pursuant to this Agreement and the other Loan Documents and any fees and expenses in connection therewith, (ii) liabilities accrued for in the latest balance sheet included in the Borrower’s most recent periodic report (on 10-Q or 10-K) filed prior to the Prior Agreement Date (the date of such balance sheet, the “Latest Balance Sheet Date”), (iii) liabilities incurred in the ordinary course of business consistent with past practice since the later of the (A) Prior Agreement Date and (B) the Latest Balance Sheet Date and (iv) liabilities set forth on the Schedules to this Agreement, the Borrower and its Subsidiaries do not have any other material liabilities (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any action, claim, suit or proceeding with respect thereto is instituted). Since December 31, 2016, there has been no Material Adverse Effect or any event or circumstance which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. All financial performance projections delivered to any Secured Party, including the financial performance projections delivered on or prior to the ~~Agreement~~Second Amendment Date, if any, represent the Borrower’s and its Subsidiaries’ good faith estimate of future financial performance and are based on assumptions believed by the Borrower and its Subsidiaries to be fair and reasonable in light of current market conditions, it being acknowledged and agreed by Agent and the Lenders that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by such projections may differ from the projected results and such differences may be material.

(u) The Borrower and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences (such internal accounting controls (including clauses (i) – (iv) above), collectively, “Internal Controls”). The Borrower and its Subsidiaries have timely filed and made publicly available on EDGAR all certifications, statements and documents required by Rule 13a-14 or Rule 15d-14 under the Exchange Act. The Borrower and its Subsidiaries maintain disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that the information required to be disclosed by the Borrower and its

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Subsidiaries in the reports that they file with or submit to the SEC (A) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (B) is accumulated and communicated to the Borrower’s (and, to the extent applicable, its Subsidiaries’) management, including its or their principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Borrower and its Subsidiaries maintain internal control (including Internal Controls) over financial reporting required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such internal control (including Internal Controls) over financial reporting is effective and does not contain any material weaknesses.

(v) [Reserved].

(w) (i) No Loan Party has engaged, and to the knowledge of the Loan Parties, no other Person has engaged in any “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code that is not exempt under ERISA Section 408 or Section 4975 of the Code, under any applicable regulations and published interpretations thereunder or under any applicable prohibited transaction, individual or class exemption issued by the Department of Labor, with respect to any Employee Benefit Plan, except as for such transaction that could not be expected, individually or in the aggregate, to have a Material Adverse Effect, (ii) (A) at no time within the last seven years has the Borrower or any ERISA Affiliate maintained, sponsored, participated in, contributed to or had any Liability with respect to, and (B) no Loan Party or any ERISA Affiliate has any Liability or obligation in respect of, any Title IV Plan, Multiemployer Plan or any multiple employer plan for which the Borrower or any ERISA Affiliate has incurred or could incur Liability under Section 4063 or 4064 of ERISA, (iii) each Employee Benefit Plan is and has been operated in compliance with its terms and all Applicable Laws, including ERISA and the Code, except for such failures to comply that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (iv) (A) no ERISA Event has occurred and (B) no event or condition exists or existed that could reasonably be expected to subject the Borrower or any ERISA Affiliate to any tax, fine, lien, penalty or Liability imposed by ERISA, the Code or other Applicable Law, except for any such ERISA Event or tax, fine, lien, penalty or liability that could not be expected, individually or in the aggregate, to have a Material Adverse Effect, and (v) no Loan Party maintains or has any obligation or Liability with respect to any Foreign Benefit Plan that, individually or in the aggregate, could be expected to have a Material Adverse Effect.

(x) As of the ~~Agreement~~Second Amendment Date and the Second Amendment Effective Date, the Borrower’s Subsidiaries are set forth in Schedule 3.1(x) and the information set forth in Schedule 3.1(x) is true, correct and complete.

(y) Subsequent to December 31, 2015, the Borrower has not declared or paid any dividends or made any distribution of any kind with respect to its Stock, except as permitted hereunder.

(z) (A) All of the issued and outstanding shares of Stock of the Borrower are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing. The Reverse Split was duly adopted and approved by the board of directors and stockholders of the Borrower, and was duly effected on March 5, 2019 by the filing with the Secretary of State of Delaware of a certificate of amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Borrower. The Borrower has reserved for issuance the maximum of ~~14,300,000~~12,776,445 shares (giving effect to the Reverse Split) of Common Stock initially issuable upon ~~conversion~~Conversion of the First Out Waterfall Notes (the “Conversion Shares”) (computed without regard to any limitations on the number of shares that may be issued on conversion thereof) ~~and~~

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~~2,526,800 shares for issuance as Interest Payment Shares pursuant to Section 2.6 and Exhibit 2.6.~~. The Borrower has reserved for issuance an aggregate number of shares of Common Stock ( ~~6,470,000~~647,000 shares for the Amended and Restated Initial Warrants, and ~~8,750,000~~875,000 shares for the Amended and Restated Additional Warrants) sufficient to cover all shares initially issuable upon exercise of the Warrants (the “Warrant Shares”) (computed without regard to any limitations on the number of shares that may be issued on exercise thereof). The Conversion Shares~~, the Interest Payment Shares,~~ the Warrants, the Warrant Shares and any other distributions required to be made now or in the future pursuant to the Warrants (the “Warrant Distributions”) have been duly authorized. ~~The holders~~Upon issuance of the Amended and Restated Initial ~~Warrants are entitled to the rights set forth in the Initial Warrants. Upon issuance of the Additional~~ Warrants in accordance with the terms of this Agreement, the holders of the ~~Additional~~Amended and Restated Initial Warrants will be entitled to the rights set forth in the ~~Additional~~Amended and Restated Initial Warrants. Upon issuance of the Amended and Restated Additional Warrants in accordance with the terms of this Agreement, the holders of the Amended and Restated Additional Warrants are entitled to the rights set forth in the Amended and Restated Initial Warrants. Upon exercise of the Warrants in accordance with terms thereof, the Warrant Shares will be validly issued, fully paid and non-assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock. Upon ~~conversion~~any Conversion of the First Out Waterfall Notes in accordance with the terms thereof, the Conversion Shares will be validly issued, fully paid and non-assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock. ~~Upon issuance in accordance with the terms of this Agreement (including Exhibit 2.6), the Interest Payment Shares will be validly issued, fully paid and non-assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock.~~ (B) The issuance by the Borrower of the Securities is exempt from registration under the Securities Act and applicable state securities laws. For purposes of Rule 144 under the Securities Act, (I~~) the amendments set forth in, and other provisions of, this Agreement and other Loan Documents effect an exchange of securities issued pursuant to the Prior Loan Documents for the First Out Waterfall Loans, First Out Waterfall Notes (together with the related guaranties set forth in the Security Agreement of the Guarantors) and the Additional Warrants (collectively, the “First Out Waterfall Securities”) under this Agreement, (II~~) the holding period for each of the ~~Initial~~ Warrants, the First Out Waterfall ~~Securities~~Loans, the First Out Waterfall Notes and any shares of Common Stock issued ~~as Interest Payment Shares pursuant to this Agreement (including Exhibit 2.6), upon conversion~~upon Conversion of any of the First Out Waterfall Notes or upon exercise of any of the Warrants pursuant to a Cashless Exercise, Cashless Major Exercise, Cashless Default Exercise or Note Exchange Exercise (each as defined in the Warrants) shall be deemed to have commenced on the Prior Agreement Date, and (~~III~~II) the holding period for each of the Last Out Waterfall Loans and the Last Out Waterfall Notes (together with the related guaranties set forth in the Security Agreement of the Guarantors) shall be deemed to have commenced on November 2, 2015 (the date the Exchanged Deerfield Convertible Notes were original issued). Provided that a First Out Waterfall Lender is not an Affiliate of the Borrower on the date of issuance of any ~~Interest Payment Shares to such First Out Waterfall Lender pursuant to this Agreement (including Exhibit 2.6), conversion of any of the First Out Waterfall Notes by such First Out Waterfall Lender or~~ exercise of any of the Warrants by such First Out Waterfall Lender pursuant to a Cashless Exercise, Cashless Major Exercise, Cashless Default Exercise or Note Exchange Exercise and has not been an Affiliate of the Borrower within the three-month period immediately preceding such date (which the Borrower shall assume unless advised otherwise in writing by such First Out Waterfall Lender), the ~~Interest Payment Shares,~~ Conversion Shares or Warrant Shares (as applicable) issued to such First Out Waterfall Lender will be freely transferable, without restriction or limitation (including any volume limitation or current public information requirement) under Federal or state securities laws, pursuant to Rule 144 under the Securities Act, and will not contain or be subject to a legend or stop transfer order restricting the resale or transferability of thereof. (C) As of the

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~~Agreement~~Second Amendment Effective Date, all of the Borrower’s authorized, issued and outstanding shares of Stock of the Borrower and each of its Subsidiaries are set forth in Schedule 3.1(z), and, except as set forth in Schedule 3.1(z), there are no (i) Stock options or other Stock incentive plans, employee Stock purchase plans or other plans, programs or arrangements of the Borrower or any of its Subsidiaries under which Stock options, Stock or other Stock-based or Stock-linked awards are issued or issuable to officers, directors, employees, consultants or other Persons, (ii) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any Stock of the Borrower or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Borrower or any of its Subsidiaries is or may become bound to issue additional Stock of the Borrower or any of its Subsidiaries, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of Stock of the Borrower or any of its Subsidiaries, (iii) agreements or arrangements under which the Borrower or any of its Subsidiaries is obligated to register the sale of any of their securities or Stock under the Securities Act (except the Registration Rights Agreement), (iv) outstanding Stock, securities or instruments of the Borrower or any of its Subsidiaries that contain any redemption or similar provisions, or contracts, commitments, understandings or arrangements by which the Borrower or any of its Subsidiaries is or may become bound to redeem a security of the Borrower other than under the Convertible Note Documents, (v) Stock or other securities or instruments containing anti- dilution or similar provisions that may be triggered by the issuance of securities of the Borrower or any of its Subsidiaries other than under the Convertible Note Documents or (vi) stock appreciation rights or “phantom stock” plans or agreements or any similar plans or agreements to which Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is otherwise subject or bound. There are no (X) stockholders’ agreements, voting agreements or similar agreements to which Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is otherwise subject or bound, other than in connection with clauses (i), (k) and (n) of the definition of “Permitted Investments”, (Y) preemptive rights or any other similar rights to which any Stock of the Borrower or any of its Subsidiaries is subject or (Z) ~~any~~ restrictions upon the voting or transfer of any Stock of the Borrower or any of its Subsidiaries (other than restrictions on transfer imposed by U.S. federal and state securities laws and other than as set forth in the Loan Documents~~,~~ and the ABL Debt Documents ~~and, if such instrument is permitted hereunder to be secured, the documents governing the Permitted 3.25% Convertible Note Refinancing). (C~~). (D) The issuance and delivery of the First Out Waterfall Notes and the Warrants does not and, assuming full exercise of the Warrants~~,~~ and full ~~conversion~~Conversion of the First Out Waterfall Notes ~~and issuance of the maximum number of Interest Payment Shares~~, the exercise of the Warrants, the ~~conversion~~Conversion of the First Out Waterfall Notes and the issuance of the Warrant Shares~~,~~ and the Conversion Shares ~~and the Interest Payment Shares,~~ will not: (i) require approval from any Governmental Authority; (ii) obligate the Borrower to issue shares of Common Stock or other securities to any Person (other than the Secured Parties); and (iii) will not result in a right of any holder of the Borrower’s securities to adjust the exercise, conversion, exchange or reset price under and will not result in any other adjustments (automatic or otherwise) under, any securities of the Borrower. (~~D~~E) The Borrower has furnished to Agent and each Lender true, correct and complete copies of each Loan Party’s Organizational Documents and any amendments, restatements, supplements or modifications thereto, and all documents, agreements and instruments containing the terms of all securities and Stock convertible into, or exercisable or exchangeable for, Common Stock or other Stock of any Loan Party or its Subsidiaries, and the material rights of the holders thereof in respect thereto.

(aa) Except for the Operative Documents, the Convertible Note Documents and the agreements set forth on Schedule 3.1(aa), as of the ~~Agreement~~Second Amendment Date and the Second Amendment Effective Date there are no Material Contracts. The consummation of the transactions contemplated by the Loan Documents will not give rise to a right to termination in favor of any party to

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any Material Contract (other than any Loan Party), except for such Material Contracts the noncompliance with which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(bb) Neither the Borrower nor its Subsidiaries are in breach or default under any Material Contract, and, to the knowledge of the Loan Parties, no other party to a Material Contract is in default or breach thereunder, except where any breach or default would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(cc) The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 2.1.

(dd) Except as set forth in Schedule 3.1(dd) and except where any failures to comply could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect, each Loan Party and each Subsidiary of each Loan Party (a) is and has been in compliance with all applicable Environmental Laws, including obtaining and maintaining all permits, licenses, consents, Authorizations and registrations required by any applicable Environmental Law, (b) is not party to, and no Real Estate currently (or to the knowledge of any Loan Party, previously) owned, leased, subleased, operated or otherwise occupied by or for any such Person is subject to or the subject of, any contractual obligation or any pending or, to the knowledge of any Loan Party, threatened, order, action, investigation, suit, proceeding, audit, Lien, claim, demand, dispute or notice of violation or of potential liability or similar notice relating in any manner to any Environmental Law, (c) has not caused or suffered to occur a Release of Hazardous Materials at, to or from any Real Estate, (d) does not currently (or to the knowledge of any Loan Party, did not previously) own, lease, sublease, operate or otherwise occupy any Real Estate that is contaminated by any Hazardous Materials and (e) is not, and has not been, engaged in, and has not permitted any current or former tenant to engage in, operations in violation of any Environmental Law and knows of no facts, circumstances or conditions reasonably constituting notice of a violation of any Environmental Law, including receipt of any information request or notice of potential responsibility under the Comprehensive Environmental Response, Compensation and Liability Act or similar Environmental Laws.

(ee) None of any Loan Party, any Person controlling any Loan Party or any Subsidiary of any Loan Party is (a) a company registered or required to be registered as an “investment company,” or a company “controlled” by an “investment company” or a “principal underwriter” of a “registered investment company” within the meaning of the Investment Company Act, or otherwise registered or required to be registered, or subject to the restrictions imposed, by the Investment Company Act, or (b) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other federal or state statute, rule or regulation limiting its ability to incur Indebtedness, pledge its assets, perform its obligations under the Loan Documents or which may otherwise render all or any portion of the Obligations unenforceable.

(ff) There are no strikes, boycotts, grievances, work stoppages, slowdowns, lockouts or other job actions existing, pending (or, to the knowledge of any Loan Party, threatened) against or involving any Loan Party or any Subsidiary of any Loan Party, except for those that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as set forth on Schedule 3.1(ff), or except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, ~~as of the Agreement Date,~~ (a) there is no memorandum of understanding, collective bargaining or similar agreement, and there is no ongoing negotiation or duty to negotiate, with any union, labor organization, works council or similar representative covering any Employee or otherwise binding any Loan Party or any Subsidiary of any Loan Party, (b) to the Loan Parties’

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knowledge, no petition for certification or election of any such representative is existing or pending with respect to any Employee, (c) to the Loan Parties’ knowledge, no such representative has sought certification or recognition with respect to any Employee, and (d) to the Loan Parties’ knowledge, no Employee or his or her representative is engaged in any organizing efforts. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, all current and former Employees are and have been correctly classified as exempt or non-exempt under, and are and have been paid in accordance with, all applicable federal, state, and local wage and hour laws. Further, all individuals who perform or have performed services for any Loan Party or any Subsidiary of any Loan Party are or were correctly classified under each Employee Benefit Plan, ERISA, the Internal Revenue Code and other Applicable Law as common law employees, independent contractors or other non-employee basis, or leased employees, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Each Loan Party and Subsidiary of any Loan Party are in material compliance with all Applicable Laws concerning employment, including without limitation hiring, background checks, compensation, benefits, wages (including payment of overtime), wage deductions and withholdings, classification, immigration, work authorization, employment eligibility verification, reporting, taxation, occupational health and safety, equal rights, labor relations, accommodations, breaks, notices, employment policies, paid or unpaid time off work, accessibility, privacy, and workers’ compensation, except for such noncompliance that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(gg) During five (5) years preceding the Agreement Date, no Loan Party has been known by and has used any other name, whether corporate, fictitious or otherwise, except as set forth on Schedule 3.1(gg). Schedule 3.1(gg) also lists (a) each Loan Party’s jurisdiction of organization and legal name and (b) each Loan Party’s organizational identification number. Each Loan Party’s chief executive office or sole place of business, in each case as of the ~~Agreement~~Second Amendment Date and the Second Amendment Effective Date, is at the chief executive office or sole place of business address identified as such in Schedule 3.1(gg) and no Loan Party maintains any other offices or facilities except as described therein.

(hh) The Inventory and Equipment of the Loan Parties is located only at, or in-transit between, the locations identified on Schedule 3.1(hh). With respect to any Inventory and Equipment listed at locations that are outside the United States (and with respect to any Inventory and Equipment on consignment at any location), (i) any failure of the Agent and the other Secured Parties to (A) be fully protected on the Inventory and Equipment or be fully protected or perfected with respect to any Liens granted to the Agent (for the benefit of the Secured Parties) on any such Inventory or Equipment, or (B) have absolute or full access to such locations when exercising rights and remedies after the occurrence and during the continuance of an Event of Default, in each case of clause (i)(A) and clause (i)(B), does not, individually or in the aggregate, cause a Material Adverse Effect to occur, and (ii) as of the ~~Agreement~~Second Amendment Date and the Second Amendment Effective Date, the cost paid by the Loan Parties and their Subsidiaries for such Inventory and Equipment listed at such locations outside the United States, or on consignment at any location outside the United States, does not exceed $10,000,000.

(ii) Each Loan Party keeps correct and accurate records itemizing and describing the type, quality and quantity of its and their Subsidiaries’ Inventory and the book value thereof.

(jj) Each Loan Party and each Subsidiary of each Loan Party is in compliance in all material respects with all Sanctions laws as administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) and the U.S. State Department. No Loan Party and no Subsidiary of a Loan Party (i) is a Person on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”), (ii) is a Person who is otherwise the target of Sanctions laws such that a U.S. Person cannot

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deal or otherwise engage in business transactions with such Person, (iii) is a Sanctioned Entity, (iv) is owned or controlled by (including by virtue of such Person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any Person on the SDN List or a Sanctioned Entity such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited by U.S. law, (v) has its assets located in Sanctioned Entities, or (vi) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. No proceeds of any Loan will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity. Each Loan Party and each Subsidiary of each Loan Party is in compliance with all Anti-Money Laundering Laws. No action, suit or proceeding by or before any court or Governmental Authority with respect to compliance with such Anti-Money Laundering Laws is pending or threatened to the knowledge of each Loan Party and each Subsidiary of each Loan Party. Each Loan Party and each Subsidiary of each Loan Party is in compliance in all material respects with all applicable Anti-Corruption Laws, including the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”). None of any Loan Party or any Subsidiary of a Loan Party, nor to the knowledge of any Loan Party or any Subsidiary thereof, any director, officer, agent, employee or other Person acting on behalf of the Loan Party or any Subsidiary of a Loan Party, has taken any action, directly or indirectly, that would result in a violation of applicable Anti-Corruption Laws. No part of the proceeds of the Loans will be used by any Loan Party or any of their Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA. The Loan Party and each Subsidiary of a Loan Party maintains and implements policies and procedures designed to ensure compliance by the Loan Parties, their Subsidiaries and their respective directors, officers, employees and agents with Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws. To the extent applicable, each Loan Party and each of its Affiliates is in compliance, in all material respects, with all Anti-Terrorism Laws.

(kk) The Borrower and its Subsidiaries are in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”).

(ll) Neither the Borrower nor any of its Subsidiaries nor, to the Borrower’s or any of its Subsidiaries’ knowledge, any director, officer or employee, of the Borrower or any of its Subsidiaries, has received or otherwise obtained any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Borrower or any of its Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that the Borrower or any of its Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing the Borrower or any of its Subsidiaries, whether or not employed by the Borrower or any of its Subsidiaries, has reported evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Borrower or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Borrower’s or any of its Subsidiaries’ board of directors (or equivalent governing body) or any committee thereof or to any director (or equivalent person) or officer of the Borrower or any of its Subsidiaries pursuant to Section 307 of Sarbanes-Oxley, and the SEC’s rules and regulations promulgated thereunder. There have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, the principal financial officer or the principal accounting officer (in each case, or officer holding such equivalent position) of the Borrower or any of its Subsidiaries, the Borrower’s or any of its Subsidiaries’ board of directors (or equivalent governing body) or any committee thereof.

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(mm) The Borrower is not, and never has been, a “shell company” (as defined in Rule 12b-2 under the Exchange Act). The Borrower is eligible to register the Warrant Shares for resale by the holders thereof on a registration statement on Form S-3 under the Securities Act.

(nn) Neither the Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer, sale or issuance of the Securities.

(oo) Neither the Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made, or will make, any offers or sales of any security or Stock or solicited any offers to buy any security or Stock, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Borrower for purposes of the Securities Act or any applicable holder of Stock approval provisions of the Principal Market or any other authority.

(pp) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and neither the Borrower nor any of its Subsidiaries has taken, or will take, any action designed to terminate, or which to the knowledge of the Borrower and its Subsidiaries is likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act, nor has the Borrower or any of its Subsidiaries received any notification that the SEC is contemplating terminating such registration. Neither the Borrower nor any of its Subsidiaries is in violation of any of the rules, regulations or requirements of the Principal Market (other than the Borrower’s violation of the Principal Market’s minimum bid price requirement, which has been cured on or around March 20, 2019), and, to the knowledge of the Borrower and its Subsidiaries, there are no facts or circumstances (other than the Borrower’s violation of the Principal Market’s minimum bid price requirement, which has been cured on or around March 20, 2019) that could reasonably lead to suspension or termination of trading of the Common Stock on the Principal Market. For not less than the five years preceding the Agreement Date, the Second Amendment Date and the Second Amendment Effective Date, (i) the Common Stock has been listed or designated for quotation, as applicable, on the Principal Market, (ii) trading in the Common Stock has not been suspended or deregistered by the SEC or the Principal Market, and (iii) neither the Borrower nor any of its Subsidiaries has received any communication, written or oral, from the SEC or the Principal Market regarding the suspension or termination of trading of the Common Stock on the Principal Market (other than in respect of the Borrower’s violation of the Principal Market’s minimum bid price requirement, which has been cured on or around March 20, 2019).

(qq) The Common Stock is eligible for clearing through The Depository Trust Company (“DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Borrower is eligible for and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. The transfer agent for the Common Stock is a participant in, and the Common Stock is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program. The Common Stock is not, and has not at any time been, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of transactions in shares of Common Stock through DTC.

(rr) The Borrower and the Borrower’s board of directors (or equivalent governing body) have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Borrower’s Organizational Documents or the laws of the State of Delaware that is or could become applicable to any of the Secured Parties as a result of the transactions contemplated by the Loan Documents and the

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Borrower’s fulfilling its obligations with respect thereto, including the Borrower’s issuance of the Securities and any Secured Party’s ownership of the Securities. As of the ~~Agreement~~Second Amendment Date and the Second Amendment Effective Date, the Borrower has not adopted a stockholders rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Borrower (any such plan or arrangement, a “Rights Plan”), and after the Prior Agreement Date, the Borrower will not have adopted any Rights Plan that in any way interferes with, or otherwise adversely affects, any First Out Waterfall Lender’s (or other holder’s) exercise in full of its rights under the Warrants and the First Out Waterfall Notes or ownership of all of the Warrant Shares~~,~~ and the Conversion Shares ~~and the Interest Payment Shares~~ or that otherwise affects or applies to any First Out Waterfall Lender (or such other holder of Warrants or Warrant Shares) in any respect that is less favorable than its effect on the most favorably treated holder of Stock of the Borrower under such Rights Plan.

(ss) It is understood and acknowledged by the Borrower that none of the Secured Parties nor holders of the Securities has been asked to agree, nor has any Secured Party agreed, to desist from purchasing or selling, long and/or short, Stock or other securities of the Borrower, or “derivative” securities or Stock based on Stock or other securities issued by the Borrower or to hold the Securities for any specified term; and no Secured Party nor holder of Securities shall be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Borrower further understands and acknowledges that (i) one or more Secured Parties or holders of Securities may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, and (ii) such hedging and/or trading activities, if any, can reduce the value of the Stock held by the existing holders of Stock of the Borrower, both at and after the time the hedging and/or trading activities are being conducted. The Borrower acknowledges that any such hedging and/or trading activities do not constitute a breach of any Loan Document or affect the rights of any Secured Party or holder of Securities under any Loan Document. The Borrower further acknowledges that its obligations under the Loan Documents, including its obligation to issue the Warrant Shares upon exercise of the Warrants and the Conversion Shares upon ~~conversion~~Conversion of the First Out Waterfall Notes~~,~~ are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of any claim any Loan Party may have against any of the Secured Parties and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Borrower.

(tt) The Borrower and the other Loan Parties are solely and jointly and severally responsible for the payment of any fees, costs, expenses and commissions of any placement agent, broker or financial adviser relating to or arising out of the transactions contemplated by the Loan Documents. The Borrower and the other Loan Parties will pay, and hold each of the Secured Parties harmless against, any liability, loss or expense (including attorneys’ fees, costs and expenses) arising in connection with any claim for any such payment, other than those arising from the gross negligence or willful misconduct of Agent or any Lender as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(uu) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Loan Party and its Subsidiaries has made all notifications, submissions, and reports required by the FDA, any other Governmental Authority or any Healthcare Law, and all such notifications, submissions and reports were true, complete, and correct in all respects as of the date of submission to FDA, any other Governmental Authority or to such other Person required by any Healthcare Law. There has not been any violation of any Healthcare Laws by any Loan Party or its Subsidiaries in its product development efforts, submissions, record keeping and reports to the FDA or any other Governmental Authority that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. ~~To the knowledge of each Loan Party and each of its Subsidiaries~~Except

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as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, there are no civil or criminal proceedings relating to any Loan Party or any of its Subsidiaries or any officer, director or employee of any Loan Party or Subsidiary of any Loan Party that involve a matter within or related to the FDA’s or any other Governmental Authority’s jurisdiction or any off-label promotion or allegations of non-compliance with Healthcare Laws. ~~Other than as expressly set forth on Schedule 3.1(uu)~~Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Loan Party nor any Affiliate thereof has received any ~~material adverse~~ notice (written or oral) from the FDA or any other Governmental Authority that has not been finally and fully resolved in accordance and compliance with Applicable Law and all FDA and other Governmental Authority standards, regulations and requirements regarding any Product or regarding (i) any actions or inactions of any Loan Party or any of its Subsidiaries or any officer, director or employee of any Loan Party or Subsidiaries of any Loan Party, including with respect to any off-label promotion or (ii) alleging non-compliance with Healthcare Laws.

(vv) With respect to any Product, (i) the Loan Parties and their Subsidiaries have received, and such Product is the subject of, all Regulatory Required Permits needed in connection with the design, testing, manufacture, processing, assembly, packaging, labeling, marketing, distribution, commercialization, import, export or sale of such Product as currently being conducted by or on behalf of such Loan Parties or Subsidiaries, except where the failure to have such Regulatory Required Permits would not have a Material Adverse Effect, and (ii) such Product is being designed, tested, manufactured, processed, assembled, packaged, labeled, marketed, distributed, commercialized, imported, exported or sold, as the case may be, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, in compliance with all Applicable Laws and Authorizations.

(ww) None of the Loan Parties are in violation of any Healthcare Laws, except where any such violation would not have a Material Adverse Effect.

(xx) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Loan Party and its Subsidiaries is in compliance with the written procedures, record-keeping and reporting requirements required by (or of) (i) the FDA or any comparable Governmental Authority pertaining to the reporting of adverse events involving the Products or concerning the actions or inactions of the Loan Parties and their Subsidiaries and the directors, officers and employees of the Loan Parties and their Subsidiaries, including with respect to off-label promotion, as applicable, and (ii) Healthcare Laws.

(yy) No Loan Party is a participating provider under contract to provide health care services and receive payment or reimbursement for such services under any Third Party Payor Program.

(zz) To the knowledge of the Loan Parties’ Authorized Officers, neither any of the Loan Parties nor any of the Loan Parties’ officers, directors, employees, equityholders, agents or Affiliates has ever (i) made an untrue statement of material fact, fraudulent statement to the FDA or any other Governmental Authority or in any documents or records prepared or maintained to comply with the FDCA; (ii) failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Authority; (iii) been investigated by the FDA, National Institutes of Health, Office of the Inspector General for the Department of Health and Human Services, Department of Justice, or other comparable Governmental Authority for data or healthcare program fraud; or (iv) committed an act, made a statement, or failed to make a statement that could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” set forth in 56 Fed. Regulation 46191 (September 10, 1991).

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(aaa) No Loan Party has received any written notice that any Governmental Authority, including the FDA, the Office of the Inspector General of the United States Department of Health and Human Services or the United States Department of Justice has commenced or threatened to initiate any investigation or action against a Loan Party, any action to enjoin a Loan Party, or any of its officers, directors, employees, equityholders, agents or Affiliates, from conducting their businesses at any facility owned or used by them or for any civil penalty, injunction, seizure or criminal action, in each case, which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(bbb) No Loan Party has received from the FDA a Warning Letter, Form FDA-483, “Untitled Letter,” other correspondence or notice setting forth allegedly objectionable observations or alleged violations of laws or regulations enforced by the FDA, or any comparable correspondence from any state or local authority responsible for regulating drug or device products and establishments, or any comparable correspondence from any foreign counterpart of the FDA, or any comparable correspondence from any foreign counterpart of any state or local authority with regard to any Product or the manufacture, processing, packing, or holding thereof, in each case, which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(ccc) None of the Loan Parties has engaged in any material Recalls, Market Withdrawals or other forms of product retrieval from the marketplace of any Products that has been not been finally and fully completed prior to the Agreement Date in accordance and compliance with Applicable Law and all FDA and other Governmental Authority standards, regulations and requirements, except to the extent any such engagement or action could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. None of the Products (for the avoidance of doubt, including those in the immediately preceding sentence that have been so finally and fully completed) have been subject to a Recall, Market Withdrawal, or other Correction or Removal, nor is any such action currently under consideration by Borrower or, to the knowledge of Borrower, any manufacturer or supplier of a Product, that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Borrower has not been restrained in its ability to manufacture, process, distribute, supply, import, export, market, or sell any of the Products, except to the extent that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(ddd) Each Product, except as would not be reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (a) is not adulterated or misbranded within the meaning of the FDCA; (b) is not an article prohibited from introduction into interstate commerce under the provisions of Sections 404, 505 or 512 of the FDCA; (c) has been and/or shall be manufactured, imported, possessed, owned, warehoused, marketed, promoted, sold, labeled, furnished, distributed and marketed, and each service has been conducted, in accordance with all applicable Authorizations and Applicable Laws; and (d) has been and/or shall be manufactured in accordance with Good Manufacturing Practices.

(eee) No Loan Party is subject to any proceeding, suit or, to any Loan Party’s knowledge, investigation by any federal, state or local government or quasi-governmental body, agency, board or authority or any other administrative or investigative body (including the Office of the Inspector General of the United States Department of Health and Human Services) which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on any Loan Party;

(fff) The Loan Parties have not received any notice, and are not aware, of any violation of applicable antitrust laws, employment or landlord-tenant laws of any federal, state or local government or quasi-governmental body, agency, board or other authority with respect to the Loan

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Parties that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(ggg) None of the proceeds from the Loans have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause any of the Loans to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board. No Loan Party nor any of their Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

(hhh) None of the written information (financial or otherwise) (other than projections, other forward-looking information and industry information) furnished by or on behalf of any Loan Party to Agent or any Lender in connection with the consummation of the transactions contemplated by the Loan Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not materially misleading in light of the circumstances under which such statements were made.

(iii) The rate of interest paid under the Notes and other Loan Documents or on any other Obligations, and the method and manner of the calculation thereof, do not violate any usury law or other Applicable Laws, any of the Organizational Documents, or any of the Loan Documents.

(jjj) The Loan Parties do not own any stock, partnership interests, limited liability company interest or other equity securities or Subsidiaries except for Permitted Investments. As of the ~~Agreement~~Second Amendment Effective Date, set forth on Schedule 3.1(jjj) (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement) is a complete and accurate description of the authorized Stock of the Subsidiaries of the Loan Parties, by class, and a description of the number of shares of each such class that are issued and outstanding.

(kkk) All information set forth in the Schedules is true, accurate and complete in all material respects as of the ~~Agreement~~Second Amendment Date and the Second Amendment Effective Date and any other subsequent date in which the Loan Parties are requested (or required pursuant to the terms of this Agreement or the other Loan Documents) to update such Schedules. All information set forth in the Perfection Certificate is true, accurate and complete in all material respects as of the Agreement Date and any other subsequent date in which the Loan Parties are requested (or required pursuant to the terms of this Agreement or the other Loan Documents) to update such certificate.

Section 3.2 Borrower Acknowledgment. The Loan Parties (on their behalf and on their Subsidiaries’ behalf) acknowledge that they have made the representations and warranties referred to in Section 3.1 with the intention of persuading Agent and the Lenders to enter into the Loan Documents and that Agent and the Lenders have entered into the Loan Documents on the basis of, and in full reliance on, each of such representations and warranties, each of which shall survive the execution and delivery of this Agreement, the other Loan Documents, the making of any Disbursement and the issuance of the Securities until the later of (a)(i) all of the Obligations are repaid in full and (ii) all of the Warrants have expired or been terminated and (b) the end of the Reporting Period.

Section 3.3 Representations and Warranties of the Lenders. Each Lender, severally and not jointly, represents and warrants to the Borrower as of the Agreement Date that:

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(i) Such Lender understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they were, or are being, acquired from the Borrower (or the Guarantors, as applicable) in a transaction not involving a public offering and that none of the Securities may be resold and/or hedged except pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, including Rule 144 under the Securities Act, Section 4(a)(7) of the Securities Act or a so-called “4[(a)] and a half” transaction (without limiting the representations and warranties of the Borrower set forth in Section 3.1(z)).

ARTICLE 4

CLOSING CONDITIONS

Section 4.1 Conditions to the ~~Disbursement~~Disbursements~~s~~. The effectiveness of this Agreement and the other Loan Documents being executed and delivered on the Agreement Date, in each case, shall be subject to the fulfillment and satisfaction of all of the following conditions:

(a) Agent and the Lenders shall have received executed counterparts of each of the following documents and the Loan Documents and other agreements, instruments and documents set forth on the closing checklist attached hereto as Exhibit D, each in form and substance satisfactory to Agent:

(i) this Agreement

(ii) the Control Agreements required to be delivered on the Agreement Date pursuant to this Agreement and the other Loan Documents;

(iii) the Security Agreement;

(iv) the Intercompany Subordination Agreement;

(v) the Copyright Security Agreement;

(vi) the Patent Security Agreement;

(vii) the Intercreditor Agreement; and

(viii) the Trademark Security Agreement;

(b) the Additional Warrants shall have been duly executed, issued and delivered to the Lenders in accordance with Section 2.8;

(c) each representation and warranty by any Loan Party or any of its Subsidiaries contained herein or in any other Loan Document is true, correct and complete in all material respects (without duplication of any materiality qualified contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true, correct and complete in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

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Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.

(c) The Loan Parties will, and will cause their Subsidiaries to, obtain, make and keep in full force and effect all licenses, certificates, approvals, registrations, clearances, Authorizations and permits required to conduct their businesses, except where the failure to make and keep such licenses, certificates, approvals, registrations, clearances, authorizations and permits in full force and effect could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(d) Each Loan Party will, except as otherwise permitted by this Agreement, maintain, and will cause each of its Subsidiaries to maintain, and preserve all its assets and property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and will make all necessary repairs thereto and renewals and replacements thereof, except, in each case, where the failure to do so could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(e) The Loan Parties will, and will cause each of their Subsidiaries to, maintain with financially sound and reputable insurance companies with respect to their assets, properties and business, against such hazards and liabilities, of such types and in such amounts, as is customarily maintained by companies in the same or similar businesses similarly situated. All property insurance policies covering the Collateral are to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard lender’s loss payable endorsement with a standard noncontributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates and endorsements of property and general liability insurance are to be delivered to Agent by the Loan Parties, with the lender’s loss payable (but only in respect of Collateral) and additional insured endorsements in favor of Agent and will provide for not less than 30 days (10 days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation or any modification thereof; provided, however, that, for the avoidance of doubt, Agent need not be named on any workers compensation or D&O policies. If Loan Parties or their Subsidiaries fail to maintain such insurance, Agent may arrange for such insurance, but at Loan Parties’ expense and without any responsibility on Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. The Loan Parties shall give Agent prompt written notice of any loss exceeding $500,000 covered by any Loan Party’s or any Loan Party’s Subsidiary’s casualty or business interruption insurance. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. A true and complete listing of such insurance, including issuers, coverages and deductibles, will be provided by the Loan Parties to Agent promptly following Agent’s request.

(f) Each Loan Party will, and will cause each of its Subsidiaries to, pay, discharge and perform as the same shall become due and payable or required to be performed (i) all material Tax liabilities, assessments and governmental charges or levies upon it or its property, unless the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay the enforcement of any Lien and for which adequate reserves in accordance with GAAP are being maintained by such Person~~.~~ and (ii) all Tax liabilities, assessments and governmental chares or levies

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upon it or its property that would create, or otherwise cause to exist, a Lien with respect thereto that is not a Permitted Lien under clause (d) of the definition of “Permitted Liens.”

(g) The Loan Parties will promptly after knowledge (and, in any event, within two (2) Business Days after knowledge) notify the Agent of the occurrence of (A) any Default or Event of Default and (B) so long as such type of notification would not be material nonpublic information of the Borrower, any claims (other than in connection with the denial of plan claims in the ordinary course of business), litigation, arbitration, mediation or administrative or regulatory proceedings that are instituted or threatened against any Loan Party, or claims of infringement by any Person with respect to any Intellectual Property rights of a Loan Party, in each case of this clause (B), to the extent such claim, litigation, arbitration, mediation or administrative or regulatory proceeding could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(h) From the Prior Agreement Date until the later of (y) the first date on which no Warrants remain outstanding, and (z) the first date on which the Secured Parties no longer own any Securities (the period ending on such latest date, the “Reporting Period”), the Borrower and its Subsidiaries will (i) timely (without giving effect to any extensions pursuant to Rule 12b-25 of the Exchange Act) file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Borrower and its Subsidiaries will not terminate the registration of the Common Stock under the Exchange Act or otherwise terminate its status as an issuer required to file reports under the Exchange Act, even if the securities laws would otherwise permit any such termination and (ii) deliver to Agent a Compliance Certificate with each of its 10-Q and 10-K filings on the date such filings are made (or, if earlier, are required by the SEC to be made) with the SEC; provided that, with respect to clause (ii) only, solely to the extent any earnings or revenue report for the same period is publicly reported or is filed with the SEC prior to the time when any 10-Q or 10-K containing the applicable quarterly or annual financial statements is filed with the SEC and to the extent the earnings or revenue set forth in any such earnings or revenue report would result in a financial covenant default under Section 5.2(xxv), the Compliance Certificate shall instead be delivered by the Loan Parties to the Agent and the Lenders on the same day as such earnings or revenue report is publicly reported or is filed with the SEC. Each of such reports in Section 5.1(h)(i) above will comply in all material respects with the applicable requirements of the Exchange Act and each of such reports in Section 5.1(h)(i) above and such Compliance Certificate will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements included in such reports will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, will be prepared in accordance with GAAP, consistently applied (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments and lack of footnote disclosures), and will fairly present in all material respects the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders equity for the periods presented (subject, in the case of unaudited quarterly financial statements, to normal year-end audit adjustments and lack of footnote disclosures). The Borrower hereby agrees that, during the Reporting Period, the Borrower will send to each Secured Party copies of (A) any notices and other information made available or given to the holders of the Stock of the Borrower generally, contemporaneously with the Borrower’s making available or giving such notices and other information to such holders of Stock (it being understood and agreed that delivery will be deemed to have occurred if such notices or other information is posted to EDGAR) and (B) all other documents, reports, financial data and other information not available on EDGAR that does not contain any material nonpublic information of the Borrower, that any Secured Party may reasonably request.

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issued by the Department of Labor, with respect to any Employee Benefit Plan, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or (iii) the imposition of any Lien on any asset of a Loan Party or a Subsidiary of a Loan Party with respect to any Title IV Plan or Multiemployer Plan.

(o) The Borrower agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Secured Party promptly after such filing. The Borrower will make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Prior Agreement Date.

(p) The Borrower will take all actions necessary to cause the Common Stock to remain listed on the Principal Market during the Reporting Period. The Borrower will not, and will cause each of the Subsidiaries not to, take any action within its control that would be reasonably expected to result in the delisting or suspension or termination of trading of the Common Stock on the Principal Market. The Loan Parties will pay all fees, costs and expenses in connection with satisfying its obligations under this Section 5.1(p). The Borrower shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of Common Shares to enable the Borrower to satisfy its obligations under the Warrants and the First Out Waterfall Notes (computed without regard to any limitations on the number of shares that may be issued on exercise or ~~conversion~~Conversion thereof).

(q) At or prior to 7:30 a.m. (New York City time) on the first (1st) Business Day following the Agreement Date, the Borrower will file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Loan Documents and the ABL Credit Facility and the ABL Debt Documents and including as exhibits to such Form 8-K this Agreement (including the schedules, annexes and exhibit forms hereto), the forms of Notes, the form of Additional Warrant, the Registration Rights Agreement, the other Loan Documents listed on Schedule 5.1(q) and the ABL Credit Facility and the ABL Debt Documents (such Form 8-K, the “Announcing Form 8-K”). Subject to the foregoing, no Loan Party will issue any press releases or any other public statements with respect to the transactions contemplated by any Loan Document or disclosing the name of any Secured Party; provided, however, that the Borrower will be entitled, without the prior approval of any Secured Party, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith and (ii) as is required by Applicable Law and regulations (provided that each Secured Party will be consulted by the Borrower in connection with any such press release or other public disclosure prior to its release and will be provided with a copy thereof by the borrower other than filings required by the Exchange Act to be made with the SEC, which Borrower may make without such consultation or notice). From and after the Borrower’s filing of the Announcing Form 8-K, no Secured Party shall be in possession of any material nonpublic information received from the Borrower or any of its Subsidiaries or Affiliates or any of its or their respective officers, directors, employees, attorneys, representatives or agents. Without limiting the foregoing, the Loan Parties represent and warrant that no Loan Document or other agreement, instrument, certificate, information or other document provided by any Loan Party or any of its Related Parties to any Secured Party on or about the Agreement Date that is not filed as an exhibit to the Announcing Form 8-K constitutes, or contains, reflects or references any information that constitutes, material nonpublic information with respect to the Borrower or any of its ~~Subidiaries~~Subsidiaries or Affiliates (except to the extent the same information is expressly set forth in the Announcing Form 8-K or an exhibit thereto). Notwithstanding any other requirement of this Agreement or any other Loan Document, each Loan Party will not, and will cause each of its Subsidiaries and Affiliates and its and each of their respective officers, directors, employees. Attorneys, representatives and agents to not, provide any Secured Party with any

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passage of time or the occurrence of certain events automatically is reduced or is adjusted or at the option of any Person may be reduced or adjusted, whether or not based on a formulation of the then current market price of the Common Stock (other than proportional adjustments as a result of subdivisions or combinations of the Common Stock in the form of stock splits, stock dividends, reverse stock splits, combinations or recapitalizations). For the avoidance of doubt, this clause (s) does not prohibit any convertible notes contemplated under clause (k) of the definition of “Permitted Indebtedness” with a fixed conversion rate subject to anti-dilution adjustments or other provisions related to the conversion price and/or conversion rate that are broadly similar to the analogous provisions in the 2.25% Convertible Note Documents or the 3.25% Convertible Note Documents or any Permitted 3.25% Convertible Note Refinancing permitted hereunder.

(t) Within five Business Days after the filing (or, to the extent earlier, the date filing is required by the SEC) of its 10-K or 10-Q with the SEC (and by each date that the financial statements are required to be delivered in Section 5.1(aa)), as the case may be, the Loan Parties and their Subsidiaries will deliver to Agent an updated Perfection Certificate. Upon the reasonable request of any Secured Party, the Loan Parties and their Subsidiaries will promptly deliver to such Secured Party such additional business, financial, corporate affairs, perfection certificates, items or documents related to creation, perfection or priority of Agent’s Liens in the Collateral and other information as any Secured Party may from time to time reasonably request.

(u) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Borrower will, and will cause each Loan Party to, (i) obtain all Regulatory Required Permits necessary for compliance in all respects with Applicable Laws with respect to the design, testing, manufacturing, developing, processing, assembly, packaging, labeling, distribution, commercialization, import, export, selling or marketing of Products, and (ii) maintain and comply fully and completely in all respects with all such Regulatory Required Permits.

(v) Each Loan Party will comply, and cause each Subsidiary to comply, with the requirements of all Applicable Laws and Material Contracts, except to the extent that failure to so comply could not reasonably be expected to (a) individually or in the aggregate, have a Material Adverse Effect, or (b) result in any Lien upon either (i) a material portion of the assets of any such Person in favor of any Governmental Authority, or (ii) any Collateral (other than Permitted Liens).

(w) The Borrower will, within two Business Days after delivery by a Loan Party or receipt or knowledge thereof, provide written notice to Agent of any default or event of default under any of the ABL Debt Documents, any of the Convertible Note Documents or any of the Permitted Japan Lifeline Unsecured Debt Documents, and of any amendments, restatements, supplements, waivers or other modifications to (or any consents to any events or actions under) any of the ABL Debt Documents, any of the Convertible Note Documents or any of the Permitted Japan Lifeline Unsecured Debt Documents or any prepayment of any of the Indebtedness thereunder.

(x) The Loan Parties will keep its Inventory and Equipment (other than Inventory or Equipment that is in-transit, Trunk Inventory or subject to consignment) only at the locations identified on Schedule 3.1(hh) and their chief executive offices only at the locations identified on Schedule 3.1(gg); provided that the Loan Parties may amend Schedule 3.1(hh) or Schedule 3.1(gg) so long as such amendment occurs by written notice to Agent not less than ten (10) days prior to the date on which such Inventory and Equipment is moved to such new location listed on the amended Schedule 3.1(hh) or such chief executive office is relocated to such address listed on the amended Schedule 3.1(gg) and so long as such new location or such chief executive office is within the continental United States.

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(y) Each Loan Party will, and ~~its~~will cause each ofits Subsidiaries ~~will~~to, comply with (A) in all respects with all Healthcare Laws and their implementation by any applicable Governmental Authority, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (B) (1) in all respects with all lawful requests of any Governmental Authority applicable to its Products, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (2) in all material respect with requests of any Governmental Authority applicable to its Products that is required by Applicable Law (or court order or proceeding) to be complied with. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, all Products developed, manufactured, tested, distributed, promoted or marketed by or on behalf of any Loan Party or any of its Subsidiaries that are subject to the jurisdiction of the FDA or comparable Governmental Authority shall be (i) developed, tested, manufactured, distributed, promoted and marketed in compliance with the Healthcare Laws and each other Applicable Law, including Healthcare Laws and other Applicable Laws governing or relating to product approval or premarket notification, good manufacturing practices, promoting, labeling, advertising, record-keeping, and adverse event reporting, and (ii) tested, investigated, distributed, labeled, promoted, marketed, and sold in compliance with Healthcare Laws and all other Applicable Laws.

(z) Notwithstanding the conditions precedent set forth in Article 4 or any other provision set forth herein to the contrary above, the Loan Parties have informed the Agent that certain of such items required to be delivered to the Agent and/or the Lenders or otherwise satisfied as conditions precedent to the effectiveness of this Agreement will not be delivered to Agent and the Lenders as of the Agreement Date. Therefore, with respect to the items set forth in this Section 5.1(z) below (collectively, the “Outstanding Items”), the Loan Parties will, and the Loan Parties will cause their Subsidiaries to, deliver (or otherwise satisfy) each Outstanding Item to the satisfaction of the Agent in the form and manner set forth below for such Outstanding Item within twenty (20) days after the Agreement Date (or within such longer time or different form or manner as the Agent may agree in its sole discretion):

(i) Collateral Access Agreements with respect to the leases of real property located at: (1) 2 Musick and 33 and 35 Hammond, Irvine, County of Orange, CA 92618 U.S.A., and (2) 3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.;

(ii) Collateral Access Agreement with respect to Collateral held by UPS at the following locations: (1) 378 Commercial Street, Malden, MA 02148, (2) 165 Chubb Avenue, Lyndhurst, NJ 07071, (3) 1130 Commerce Blvd, Swedesboro, NJ 08085, and (4) 2250 Outerloop Drive, Louisville, KY 40219; and

(iii) Control Agreements with respect to the accounts of the Loan Parties located at (1) Wells Fargo (with respect to the account ending in 5279), (2) Bank of America (with respect to each of the accounts ending in 1702 and 3910), and (3) Silicon Valley Bank (with respect to the account ending in 5539).

(aa) If the Borrower is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, the Loan Parties will deliver to Agent and each Lender, as soon as available, but in any event within thirty (30) days after the end of each fiscal month during each fiscal year, an unaudited consolidated and consolidating balance sheet and income statement of Borrower and its Subsidiaries’ operations during such month and for the portion of the fiscal year then ended, including comparisons to the figures in the corresponding month and year-to-date portion of the immediately preceding fiscal year of Borrower and its Subsidiaries. Further, if the Borrower is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, the Loan Parties will provide to Agent and each Lender (A) quarterly financial statements for the Borrower and its Subsidiaries and a Compliance Certificate for

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such period within 45 days after the end of each fiscal quarter of the Borrower, and an audited annual financial statements and a Compliance Certificate for such period within 120 days after the end of each fiscal year of the Borrower prepared in accordance with GAAP with a report thereon by the Borrower’s independent certified public accountants, which accountants shall be reasonably acceptable to Agent and (B) on the same day as delivery to ABL Agent, any ABL Lender or any other secured party under the ABL Debt Documents, any additional financial statements, certificates, reports, notices, agreements, instruments and documents provided under (or in connection with) the ABL Debt Documents. Any such annual audited financial statements, audit or report of the Borrower’s independent certified public accountants (and any annual audited financial statements, audit or report of the Borrower’s independent certified public accountants on any consolidated financial statements included in any SEC Document filed during the Reporting Period, and including those required by Section 5.1(h)) shall (i) contain an unqualified opinion (subject to the exception set forth below in clause (ii) of this sentence), stating that such consolidated financial statements present fairly in all material respects the financial position and condition and results of operations of the Borrower and its Subsidiaries as of the dates and for the periods and have been prepared in conformity with GAAP applied on a basis consistent with prior years, and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern status (other than any such paragraph arising from the impending maturity of the Loans solely in the case of the audit delivered with respect to the fiscal year immediately prior to the fiscal year during which the applicable maturity is scheduled). No financial statements delivered pursuant to this Section 5.1(aa) or included in any SEC Document filed during the Reporting Period shall include any statement in the footnotes thereto that indicates there is substantial doubt about the Borrower’s ability to continue as a going concern within one year after the date that such financial statements are issued, filed or delivered.

(bb) Each Loan Party will enter into (and will cause each landlord, warehouseman and bailee (as applicable), and all other applicable Persons, to enter into) a Collateral Access Agreement in favor of Agent (for the benefit of the Secured Parties) and in form and substance reasonably satisfactory to Agent and the Lenders, in respect of each location where Collateral, assets or property of any Loan Party (other than Inventory or Equipment that is in-transit, Trunk Inventory or subject to consignment) is held, stored or maintained at such location, in each case, at or prior to the time any such Collateral, assets or property is held, stored or maintained at such location; provided that, solely with respect to the location of the Flexential Colorado Corp.’s data center at 3330 E. Lone Mountain Road, North Las Vegas, NV 89081 (the “Flexential Data Center Location”), no Collateral Access Agreement shall be required unless and until any such Collateral, property or assets of any Loan Party is held, stored or maintained at the Flexential Data Center Location other than computer servers with a maximum aggregate book value of $125,000 (which book value shall be determined by the Borrower in accordance with GAAP and with using reasonable and justifiable calculations and estimations thereof).

Section 5.2 Negative Covenants.

For so long as the Obligations (other than unasserted contingent indemnification obligations and other than those Obligations under any Warrant or the Registration Rights Agreement; provided that Section 5.2(xvii) shall survive until the end of the Reporting Period) remain outstanding:

(i) No Loan Party will, nor will it permit any of its Subsidiaries to, directly or indirectly, (A) merge with, consolidate with or into, dissolve or liquidate into or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except (1) a Subsidiary that is not a Loan Party may merge into any Loan Party or any Subsidiary of a Loan Party (provided that, (w) to the extent such Subsidiary that is not a Loan Party has its equity pledged to Agent, then

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the Intercreditor Agreement and the Japan Lifeline Subordination Agreement); or (b) could reasonably be expected to be materially adverse to the rights, interests or privileges of Agent or the Lenders or their ability to enforce the same (it being understood that any ~~modification that changes~~amendments, restatements, supplements, changes, waivers or other modifications that (1) move the stated maturity date of the 3.25% Convertible Notes to an earlier date ~~shall~~, (2) are part of any refinancing or extension of any 3.25% Convertible Note Documents (or any Indebtedness evidenced thereby or related thereto) that is not a Permitted 3.25% Convertible Note Refinancing or (3) changes the conversion rate or conversion period or otherwise adds or changes any required or mandatory conversions or cash settlements, in each case of clauses (1)—(3), shall be deemed to be materially adverse to Agent and the Lenders); provided, however, that the foregoing shall not restrict (x) any changes expressly required under the terms of the 2.25% Convertible Notes as of the Prior Agreement Date, the 3.25% Convertible Notes as of the Prior Agreement Date or any indenture governing any Permitted 3.25% Convertible Note Refinancing completely and fully meeting all of the requirements set forth in the definition of “Permitted 3.25% Convertible Note Refinancing” or (y) any modifications of the ABL Credit Facility expressly permitted by the Intercreditor Agreement and, in each case of clauses (x) and (y), not otherwise materially adverse to Agent or the Lenders.

(xi) No Loan Party will, and no Loan Party will suffer or permit any of its Subsidiaries to, (a) make any significant change in accounting treatment or reporting practices, except as required by GAAP, (b) change the fiscal year or method for determining the fiscal quarters of any Loan Party or of any Subsidiary of any Loan Party, (c) change its name as it appears in official filings in its jurisdiction of organization or formation, or (d) change its jurisdiction of organization or formation, in the case of clauses (c) and (d), without at least ten (10) days’ prior written notice to Agent (or such shorter period as may be agreed by Agent in its sole reasonable discretion).

(xii) No Loan Party will, nor will it permit any of its Affiliates to, (A) declare, pay, make or set aside any amount for prepayment, payment, redemption or repayment in respect of (1) Subordinated Debt, except for payments made in full compliance with and permitted under the Subordination Agreement, or (2) any Permitted Japan Lifeline Unsecured Debt, except with respect to any interest payments expressly permitted under both clause (h) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (I) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (II) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (III) no Default or Event of Default has occurred and is continuing, (B) amend, restate, supplement, change, waive or otherwise modify (or consent to any departure from) the terms of (1) any Subordinated Debt Documents, except for amendments and modifications expressly permitted by the Subordination Agreement, or (2) any Permitted Japan Lifeline Unsecured Debt Documents, except as both (I) expressly permitted by the Japan Lifeline Subordination Agreement and (II) previously consented to in writing by the Agent and all of the Lenders; or (C) declare, prepay, pay, redeem, repay, make or set aside any amount for prepayment, payment, redemption or repayment in respect of any Indebtedness hereinafter incurred that, by its terms, or by separate agreement, is subordinated to the Obligations, except (1) for payments made in full compliance with and permitted under the subordination provisions applicable thereto

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Subsidiaries to, create, incur or suffer to exist any Indebtedness which is subordinated or junior (either in respect of Lien priority or in right of payment or any combination thereof) to any of the ABL Debt unless such Indebtedness is expressly subordinated or junior to the Obligations (both in terms of Lien priority and in right of payment) on terms and conditions acceptable to Agent and the Lenders; it being understood and agreed that the foregoing shall in no way limit the incurrence of unsecured Indebtedness otherwise permitted hereunder that is not payment subordinated to the ABL Debt when not also payment subordinated to the same extent to the Obligations.

(xx) No Loan Party will, or will permit any Subsidiary to, declare, pay, make or otherwise provide any payment, prepayment, repayment, redemption, conversion, cash settlement or distribution in respect of (I) ~~the~~any 3.25% Convertible ~~Notes or the~~Note, any other 3.25% Convertible Note Document, any 2.25% Convertible ~~Notes~~Note or any other Convertible Note Documents, except for: (a) regularly scheduled payments of interest and principal as set forth in the applicable Convertible Note Documents in effect as of the Second Amendment Effective Date (in addition to allowing any cash principal payments at maturity of the applicable 3.25% Convertible Notes and the 2.25% Convertible Notes, such amounts may also be paid in the applicable Stock (other than Disqualified Stock) of the Borrower or through any other conversion feature that does not effectively cause more payments, prepayments, repayments, redemptions, conversions, cash settlements and/or distributions to be made at or prior to the maturity thereof than the cash principal payments currently provided for in the applicable Convertible Note Documents as of the ~~Prior Agreement~~Second Amendment Effective Date), (b) ~~in connection with~~ any Permitted 3.25% Convertible Note Refinancing, (c) the issuance of shares of common stock of the Borrower in connection with any non-cash conversion of the 3.25% Convertible Notes, the 2.25% Convertible Notes or any convertible notes that are not Disqualified Stock issued in a Permitted 3.25% Convertible Note Refinancing, and any cash payments solely in lieu of fractional shares (but no other ~~cash settlement~~payments, prepayments, repayments, redemptions, conversions, cash settlements or distributions other than as otherwise expressly permitted by this clause (xx)), (d) payments and conversions (other than for any Disqualified Stock) made in connection with the repurchase (whether for cash, upon exchange and/or for other consideration), redemption and retirement in respect of the 2.25% Convertible Notes or 3.25% Convertible Notes in a single or series of related transactions; provided that (1) no Default or Event of Default exists at the time such payments are made or would exist ~~immediately~~ after giving effect thereto and (2) such cash payments are made solely (A) with proceeds received by the Borrower from the issuance of its common ~~Stock after the Agreement~~stock (for the avoidance of doubt, other than any common stock or other Stock issued under or in connection with the Equity Financing Documents) after the Second Amendment Effective Date for the purpose of making such payment, prepayment, repayment, redemption, conversion, cash settlement or distribution, (B) [reserved] and (C) regarding the 3.25% Convertible Notes, with the proceeds of Indebtedness raised in a Permitted 3.25% Convertible Note Refinancing, and (e) if the foregoing conditions do not otherwise permit such payment, prepayment, repayment, redemption, conversion, cash settlement or distribution, then, with the express prior written consent of the Agent (which may be withheld in its sole discretion), payments, prepayments, repayments, redemptions, conversions, cash settlements or distributions in connection with the retirement, redemption and repurchase of the 2.25% Convertible Notes or the 3.25% Convertible Notes, or (II) any of the Permitted Japan Lifeline Unsecured Debt, except with respect to any interest payments expressly permitted under

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both clause (h) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (a) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (b) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (c) no Default or Event of Default has occurred and is continuing or would exist after giving effect thereto.

(xxi) (a) No Loan Party will, or permit any Subsidiary to, commingle any of its assets (including any bank accounts, cash or Cash Equivalents) with the assets of any Person; and (b) no Loan Party will, or permit any Subsidiary to enter into or own any interest in a joint venture that is not itself a corporation or limited liability company or other legal entity in respect of which the equity holders are not liable for the obligations of such entity as a matter of law.

(xxii) No Loan Party will, or will permit any Subsidiary to, amend, restate, supplement, change, waive or otherwise modify the terms of any Indebtedness referred to in Section 5.2(xx) above (other than with respect to 3.25% Convertible Notes, in connection with a Permitted 3.25% Convertible Note Refinancing) if the effect of such amendment, restatement, supplement, change, waiver or modification is to (a) increase the interest rate or fees on, or change the manner or timing of payment of, such Indebtedness if in any way adverse to the Agent or the Lenders, (b) accelerate or shorten the dates upon which payments of principal or interest are due on, or the principal amount of, such Indebtedness, (c) change in a manner adverse to any Loan Party, any of its Subsidiaries, Agent or any Lender any event of default or add or make more restrictive any covenant with respect to such Indebtedness, (d) change the prepayment provisions of such Indebtedness or any of the defined terms related thereto in a manner adverse to Agent or the Lenders, or (e) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to any Loan Party, any of its Subsidiaries, Agent or Lenders; provided, however, that (y) the foregoing shall not restrict any changes expressly required under the terms of the 3.25% Convertible Notes as in effect as of the ~~Prior Agreement~~Second Amendment Effective Date, the 2.25% Convertible Notes as in effect as of the Prior Agreement Date or any changes that are permitted to be made hereunder in connection with a Permitted 3.25% Convertible Note Refinancing or any changes expressly required under any indenture governing any Permitted 3.25% Convertible Note Refinancing that satisfies the conditions and requirements set forth in the definition of “Permitted 3.25% Convertible Note Refinancing” and (z) for the avoidance of doubt, the exchange of the Exchanged Deerfield Convertible Notes for the Last Out Waterfall Loans under this Agreement shall not be restricted by this Section 5.2(xxiii). The Loan Parties will, prior to entering into any such amendment, restatement, supplement, change, waiver or modification (including, for the avoidance of doubt, those that are permitted by this clause (xxii)), deliver to Agent reasonably in advance of the execution thereof, any final or execution form copy thereof.

(xxiii) Borrower will not issue any Stock (a) senior to its shares of Common Stock or (b) convertible into or exercisable or exchangeable for Stock senior to its Common Stock.

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(xxiv) As of (A) the end of the last Business Day of each calendar month and (B) each date that a Borrowing Base Certificate (as defined in the ABL Credit Facility) is required to be delivered under the ABL Credit Facility or any other ABL Debt Document, the Loan Parties will not permit Global Excess Liquidity to be less than $~~22,500,000.~~17,500,000.

(xxv) No Loan Party will permit the consolidated Net Revenue of the Loan Parties for any Measurement Period, tested quarterly beginning with the fiscal quarter ending September 30, 2018, to be less than the amounts set forth below:

Measurement Period Ending	Minimum Net Revenue for Measurement Period
September 30, 2018		$155,000,000
December 31, 2018		$145,000,000
March 31, 2019 and the last day of each fiscal quarter ending thereafter through (and including) December 31, 2019	$	~~130,000,000~~119,000,000
March 31, 2020 and the last day of each fiscal quarter ending thereafter	$	~~140,000,000~~129,000,000

(xxvi) No Loan Party will permit the consolidated Net Revenue of the Loan Parties for any fiscal quarter of the Borrower, tested quarterly beginning with the fiscal quarter ending March 31, 2019 and on the last day of each fiscal quarter ending thereafter, to be less than $~~30,000,000.~~27,000,000.

(xxvii) No Loan Party will, or will permit any Subsidiary to, have the aggregate amount of Operating Expenditures made by the Loan Parties and their Subsidiaries for any Measurement Period, tested for the fiscal quarters of the Borrower ending December 31, 2018 and December 31, 2019, to exceed the amounts set forth below:

Measurement Period Ending	Amount
December 31, 2018	$160,000,000
December 31, 2019	$140,000,000

(xxviii) Commencing as of the “Trigger Date” (as defined in the ABL Credit Agreement as of the Agreement Date), no Loan Party, will, or will permit any Subsidiary, to have a “Fixed Charge Coverage Ratio” (such term, and all components and subcomponents thereof, as defined in the ABL Credit Agreement as of the Agreement Date) for any Measurement Period, tested quarterly beginning with the fiscal quarter ending September 30, 2018, to be less than 1.00:1.00.

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(b) Borrower’s Prepayment Right. Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, Borrower shall be permitted to prepay the Loans and other Obligations (other than Obligations under the Warrant and the Registration Rights Agreement, the treatment of which are addressed separately in such agreements) so long as (i) to the extent any such prepayment is made prior to the First Amortization Date, the applicable Non-Callable Make Whole Amount on the Loans so prepaid is paid at the same time in accordance with Section 2.3(c) and (ii) if In Connection with a Change of Control, the CoC Fee is paid at the time set forth in Section 2.7(c).

Section 5.4 General Acceleration Provision upon Events of Default. For so long as the Obligations (other than unasserted contingent indemnification obligations and other than those Obligations under any Warrant or the Registration Rights Agreement) remain outstanding, if one or more of the events specified in this Section 5.4 shall have happened or occurred and have continued beyond any applicable cure period expressly provided in this Section 5.4 (each, an “Event of Default”), the Required Lenders or Agent may, or Agent (upon written election by the Required Lenders but subject to the protections for Agent set forth in Section 6.15) shall, by (subject to Section 5.5(a), which, for the avoidance of doubt, shall not require any such notice and shall occur automatically) written notice to the Borrower, declare the principal of, and accrued and unpaid interest on, all of the Loans and other Obligations or any part of any of them (together with any other amounts accrued or payable under the Loan Documents) to be, and the same shall thereupon become, immediately due and payable, without any further notice and without any presentment, demand or protest of any kind, all of which are hereby expressly waived by the Borrower and the other Loan Parties, appoint a receiver for the Loan Parties and their Subsidiaries, and take any further action available at law or in equity or that are provided in the Loan Documents, including the sale or transfer of the Loan and other Obligations and all other rights acquired in connection with the Loan or the other Obligations or under the Loan Documents:

(a) The Borrower or any other Loan Party shall have failed (i) to pay when and as required to be paid herein or in any other Loan Document, any amount of principal of any Loan, including after maturity of the Loans, or (ii) to pay within three (3) Business Days after the same shall become due, interest on any Loan, any fee or any other amount or Obligation payable hereunder or pursuant to any other Loan Document.

(b) Any Loan Party shall have failed to comply with or observe (i)(A) Section 1.4, Section 2.1, Section 5.1(a), 5.1(b), 5.1(c), 5.1(e), 5.1(f), 5.1(g), 5.1(h), 5.1(i), 5.1(k), 5.1(l), 5.1(m), 5.1(o), 5.1(p), 5.1(q), 5.1(r), 5.1(s), 5.1(t), 5.1(u), 5.1(v), 5.1(w), 5.1(x), 5.1(y), 5.1(z) ~~or~~, 5.1(aa) or 5.1(bb), Section 5.2 or Section 5.3 of this Agreement, (B) ~~Sections~~Section 5.2(a), 5.2(c), 5.2(d), 5.3, 5.4, 5.5, 5.7, 5.9(a), 5.9(c) ~~and~~or 5.10 of the Security Agreement ~~or~~, (C) any provision of any Note or (D) Section 3, 6, 7, 8, 9, 16, 17(e) or 19 of the Second Amendment, (ii) Section 5.1 of the Security Agreement and such failure, with respect to this Section 5.2(b)(ii) only, shall not have been cured within ten (10) days after the earlier to occur of (y) the date upon which any officer of any Loan Party or any of its Subsidiaries becomes aware of such failure and (z) the date upon which written notice thereof is given to any Loan Party or any of its Subsidiaries by any Secured Party or (iii) any covenant contained in any Loan Document (other than the covenants described in Section 5.4(a), Section 5.4(b)(i) or Section 5.4(b)(ii) above and other than in respect of the Warrants or the Registration Rights Agreement), and such failure, with respect to this Section 5.2(b)(iii) only, shall not have been cured within thirty (30) days after the earlier to occur of (y) the date upon which any officer of any Loan Party or any of its Subsidiaries becomes aware of such failure and (z) the date upon which written notice thereof is given to any Loan Party or any of its Subsidiaries by any Secured Party.

(c) Any representation, warranty, or certification, made by any Loan Party in any Loan Document or delivered in writing to Agent or any Lender in connection with this Agreement or any

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market or to enjoin a Loan Party, such Loan Party’s Subsidiaries or any representative of a Loan Party or its Subsidiaries from testing, manufacturing, processing, assembly, packaging, labeling, marketing, importing, exporting, selling or distributing any Product or Product category that has, individually or in the aggregate, resulted (or could reasonably be expected, individually or in the aggregate, to result) in a Material Adverse Effect, (ii) the institution of any action or proceeding by the DEA, the FDA, or any other Governmental Authority to revoke, suspend, reject, withdraw, limit, or restrict any Regulatory Required Permit held by a Loan Party, its Subsidiaries or any representative of a Loan Party or its Subsidiaries, which, in each case of this clause (ii), has, individually or in the aggregate, resulted (or could reasonably be expected, individually or in the aggregate, to result) in a Material Adverse Effect, (iii) the commencement of any enforcement action against a Loan Party, a Loan Party’s Subsidiaries or any representative of a Loan Party or its Subsidiaries (with respect to the business of a Loan Party or its Subsidiaries) by the DEA, the FDA, or any other Governmental Authority which has, individually or in the aggregate, resulted (or could reasonably be expected, individually or in the aggregate, to result) in a Material Adverse Effect, or (iv) the occurrence of adverse test results in connection with a Product which has, individually or in the aggregate, resulted (or could reasonably be expected, individually or in the aggregate, to result) in a Material Adverse Effect.

(n) The introduction of, or any change in, any law or regulation governing or affecting the healthcare industry, including any Healthcare Laws, that has or could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(o) Any Loan Party defaults under or breaches any Material Contract (after any applicable grace period contained therein), or a Material Contract shall be terminated by a third party or parties party thereto prior to the expiration thereof (other than in accordance with its terms) (other than the Warrant), the 3.25% Convertible Notes, any other 3.25% Convertible Note Document, any Permitted 3.25% Convertible Note Refinancing, the 2.25% Convertible Notes, any ABL Debt or any ABL Debt Documents or any Permitted Japan Lifeline Unsecured Debt Documents, or there is a loss of a material right of a Loan Party under any Material Contract to which it is a party, in each case which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(p) The occurrence of any breach or default under any terms or provisions of any Convertible Note Document, any ABL Debt Document, any Permitted Japan Lifeline Unsecured Debt Documents or any Subordinated Debt Document or the occurrence of any event requiring the prepayment or mandatory redemption of any 3.25% Convertible Note or any other 3.25% Convertible Note Document (or any Permitted 3.25% Convertible Note Refinancing thereof or any indenture or related document governing any Permitted 3.25% Convertible Note Refinancing), any 2.25% Convertible Note, any ABL Debt Document, any Permitted Japan Lifeline Unsecured Debt Documents or of any Subordinated Debt; provided, however, that, notwithstanding the foregoing, any event or condition that occurs that permits holders of convertible Indebtedness permitted hereunder to convert such Indebtedness into Stock (other than Disqualified Stock) or such other consideration permitted pursuant to Section 5.2(xx) pursuant to the terms of the applicable agreement shall not constitute a Default or Event of Default hereunder on such basis alone.

(q) The institution by any Governmental Authority of criminal proceedings against any Loan Party.

(r) Any Loan Party makes any prepayment, payment, redemption or repayment on account of any Subordinated Debt or any other Indebtedness that has been subordinated to any of the Obligations, other than (i) payments specifically permitted by the terms of such subordination or the applicable Subordination Agreement and (ii) solely with respect to the Permitted Japan Lifeline

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Unsecured Debt, any interest payments expressly permitted under both clause (h) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (A) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (B) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (C) no Default or Event of Default has occurred and is continuing.

(s) Any Loan Party or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of the ABL Debt, or (B) fails to observe or perform any other agreement or condition relating to the ABL Debt or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such ABL Debt or the beneficiary or beneficiaries of any Guarantee related thereto (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such ABL Debt to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such ABL Debt to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded.

(t) Any provisions of the Intercreditor Agreement shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, other than in accordance with the terms thereof, or any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder.

(u) If the obligation of any Guarantor under the guaranty contained in the Security Agreement is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement).

(v) (i) Any subordination provisions in respect of the documents evidencing or governing any Subordinated Debt (the “Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Debt; or (ii) any Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Secured Parties or (C) that all payments of principal of or premium and interest on the applicable Subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions.

(w) A Change of Control shall occur.

(x) The Borrower at any time announces or states in writing that it will not honor its obligations to issue shares of Common Stock to a First Out Waterfall Lender upon ~~conversion~~Conversion of any of the First Out Waterfall Notes in accordance with the terms thereof.

(y) Any terms or provisions of the Japan Lifeline Subordination Agreement or any other Subordination Agreement shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, other than in accordance with the terms thereof, or any Person shall breach, violate or default any of the terms thereof or contest in any manner the validity or enforceability thereof or deny that such Person has any further liability or obligation thereunder.

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(z) Any event, circumstance or other action shall occur that causes any holder of, or party to, any 3.25% Convertible Note, any other 3.25% Convertible Note Document or any indenture, note, agreement, instrument or document under (or evidencing) any Permitted 3.25% Convertible Note Refinancing, any other Convertible Note Document, any indenture, note, agreement, instrument or document with respect to (or evidencing) any Permitted 3.25% Convertible Note Refinancing or any related agreement, instrument or document to cause the payment, prepayment, repayment, redemption, conversion or cash settlement thereof, or provides such holder or party with the right (whether exercised or not) to cause such payment, prepayment, repayment, redemption, conversion or cash settlement thereof; provided, however, that, notwithstanding the foregoing, any event, circumstance or other action that permits holders of, or party to, any 3.25% Convertible Note, any other 3.25% Convertible Note Document, or any indenture, note, agreement, instrument or document with respect to (or evidencing) any Permitted 3.25% Convertible Note Refinancing to convert such Indebtedness into Stock (other than Disqualified Stock) or such other consideration expressly permitted by the terms and provisions of Section 5.2(xx) pursuant to the terms of the applicable agreement, instrument or document shall not constitute a Default or Event of Default solely under this Section 5.4(z) on such basis alone.

Section 5.5 Additional Remedies.

(a) Automatic Acceleration on Dissolution or Bankruptcy. Notwithstanding any other provisions of this Agreement, if an Event of Default under Section 5.4(d) shall occur, the principal of the Loans (together with any interest, other amounts and Obligations accrued or payable under this Agreement or the other Loan Documents (including the ~~Exit~~Restructuring Payment, any Non-Callable Make Whole Amount and any CoC Fee, if applicable)) shall thereupon become immediately and automatically due and payable, in each case, without any presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower and the other Loan Parties.

(b) Power of Attorney. Notwithstanding anything to the contrary in this Agreement, the Warrants, and the other Loan Documents, each Loan Party hereby irrevocably and unconditionally constitutes and appoints Agent and any of Agent’s Affiliates, attorneys, representatives or agents, with full power of substitution, as such Loan Party’s true and lawful attorney-in-fact with full irrevocable and unconditional power and authority in the place and stead of such Loan Party and in the name of such Loan Party or in its own name, for the purpose of carrying out the terms of this Agreement, the Warrants, and the other Loan Documents, to take any appropriate steps or actions and to execute and deliver (and perform under on such Loan Party’s behalf) any agreement, document or instrument that may be necessary or desirable to accomplish the purposes and/or effectuate the items and actions set forth in this Agreement, the Warrants, and the other Loan Documents, in each case, (i) that any such Loan Party fails to take that are required under such documents, agreements or instruments, (ii) during the existence of any Event of Default, or (iii) in delivering the original shares of Common Stock to be issued under any Warrants to the applicable holder thereof upon such holder exercising its rights pursuant to the terms of such Warrants.

Section 5.6 Recovery of Amounts Due. If any Obligation or other amount payable hereunder or under any of the other Loan Documents is not paid as and when due, the Borrower and the other Loan Parties hereby authorize Agent and the Lenders to proceed, to the fullest extent permitted by Applicable Law, without prior notice, by right of set-off, banker’s lien or counterclaim, against any moneys or other assets of the Borrower or any other Loan Party to the full extent of all Obligations or other amounts payable to Agent and/or the Secured Parties.

Section 5.7 Credit Bidding. The Loan Parties and the Lenders hereby irrevocably authorize Agent based upon the written instruction of the Lenders, to (a) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any

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terms of the Intercreditor Agreement, (ii) in the event of any conflict between the express terms and provisions of this Agreement or any other Loan Document, on the one hand, and of the Intercreditor Agreement, on the other hand, the terms and provisions of the Intercreditor Agreement, shall control, (iii) any Collateral held by (or in the possession or control of) the ABL Agent (or its agents or bailees) shall be held as agent and bailee for security, Lien perfection and control purposes in favor of Agent (for the benefit of the Secured Parties) in accordance with the terms of the Intercreditor Agreement and the Loan Documents, and (iv) each Lender (and, by its acceptance of the benefits of any Loan Document, each other Secured Party) hereunder authorizes and instructs Agent to execute the Intercreditor Agreement on behalf of such Lender, and such Lender agrees to be bound by the terms thereof.

(b) Each Lender (and, by its acceptance of the benefits of any Loan Document, each other Secured Party) hereunder authorizes and instructs the Agent, as Agent and on behalf of such Lender or other Secured Party, to enter into one or more intercreditor agreements (including any Intercreditor Agreement) from time to time pursuant to, or as contemplated by, the terms of this Agreement and agrees that it will be bound by the terms and provisions thereof and will take no actions contrary to the terms and provisions thereof.

Section 6.29 Acknowledgment of Prior Obligations and Continuation Thereof. Each of the Loan Parties (a) consent to the amendment and restatement of the Prior Facility Agreement by this Agreement (and any other “Loan Documents” (as defined in the Prior Facility Agreement, the “Prior Loan Documents”) that are being amended and restated); (b) acknowledges and agrees that (i) there are “Obligations” (as defined in the Prior Facility Agreement) owing to the Secured Parties that will continue to be owed and owing to the Secured Parties as Obligations under this Agreement and the other Loan Documents, including the obligations under the ~~Initial~~Original Warrants and the Prior Registration Rights Agreement that existed immediately prior to the effectiveness of this Agreement, and (ii) the prior grant or grants of Liens or security interests in favor of any of the Agent or the other Secured Parties in such Loan Parties’ properties and assets, under each Prior Loan Document continue to exist and will continue to exist under the Loan Documents, and each Loan Document to which it is a party shall be in respect of the Obligations of each of the Loan Parties under this Agreement and the other Loan Documents; provided, however, that such security interests or Liens shall be as modified (if applicable) pursuant to the terms of the Loan Documents applicable thereto which are entered into on the Agreement Date, if any; (c) reaffirms (i) all of the Obligations (as defined in the Prior Facility Agreement) owing to the Secured Parties, and (ii) all prior or concurrent grants of Liens or security interests in favor of any of the Agent or the Secured Parties under each Prior Loan Document and each Loan Document; provided, however, that such Liens or security interests shall be as modified (if applicable) pursuant to the terms of the Loan Documents applicable thereto which are entered into on the Agreement Date, if any; and (d) agrees that, except as expressly amended hereby or unless being amended and restated concurrently herewith, each of the Prior Loan Documents to which it is a party is and shall remain in full force and effect. Each of the Loan Parties hereby confirms and agrees that all outstanding principal, interest and fees (including such accrued and unpaid principal, interest, and fees set forth in the immediately preceding sentence) and other “Obligations” (as defined in the Priority Facility Agreement) under the Prior Facility Agreement and the other Prior Loan Documents immediately prior to the Agreement Date shall, from and after the Agreement Date, be, without duplication, Obligations owing and payable pursuant to this Agreement and the other Loan Documents as in effect from time to time, shall accrue interest thereon as specified in this Agreement, and shall be secured by the Loan Documents. Although each of the Loan Parties has been informed of the matters set forth herein and has acknowledged and agreed to the same, it understands that no Secured Party shall have any obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, restatements, supplements or other modifications, and nothing herein shall create such a duty.

123

Section 6.30 No Novation. This Agreement does not extinguish the obligations for the payment of money outstanding under the Prior Facility Agreement or the other Prior Loan Documents or discharge or release the obligations or the Liens or priority of any pledge, security agreement or any other security therefor or any of the obligations under the Prior Loan Documents (including the ~~Initial~~Original Warrants and the Prior Registration Rights Agreement). Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Prior Facility Agreement, the other Prior Loan Documents or agreements, instruments or documents securing the same, which shall remain in full force and effect, except as modified hereby or by agreements, instruments or documents executed concurrently herewith. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Loan Party from any of its obligations or liabilities under the Prior Facility Agreement and the other Prior Loan Documents or any of the security agreements, pledge agreements, guaranties or other loan documents executed in connection therewith. Each of Loan Parties hereby (a) confirms and agrees that each Prior Loan Document and each Initial Warrant to which it is a party that is not being amended and restated concurrently herewith is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Agreement Date, all references in any such Prior Loan Document to (i) “the Facility Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Prior Facility Agreement shall mean the Prior Facility Agreement as amended and restated by this Agreement or (ii) any other Prior Loan Document being amended and restated, “thereto,”, thereof,” thereunder,” or words of like import referring to such Prior Loan Document shall mean such Prior Loan Document as amended and restated by the corresponding Loan Document; and (b) confirms and agrees that to the extent that any such Prior Loan Document purports to assign or pledge to any of the Agent or the other Secured Parties or to grant to any of the Agent or the other Secured Parties a security interest in or Lien on, any collateral as security for the obligations of any Loan Party, as the case may be, from time to time existing in respect of the Prior Facility Agreement or the other Prior Loan Documents, such pledge or assignment or grant of the security interest or Lien is hereby ratified and confirmed in all respects with respect to this Agreement and the other Loan Documents.

Section 6.31 Survival of Any Existing Unmatured Events of Default and Events of Default. Notwithstanding anything to the contrary in this Agreement, the other Loan Documents (including the Original Warrants and the Prior Registration Rights Agreement) or otherwise, except as expressly set forth otherwise in any Loan Document, (a) any “Default” and any “Event of Default” under the Prior Loan Documents, the Original Warrants or the Prior Registration Rights Agreement (including any incorrect or inaccurate (or breach of a) representation, warranty or certification made under the Prior Facility Agreement, any other Prior Loan Document, any Original Warrant or the Prior Registration Rights Agreement) arising on or prior to the Agreement Date shall continue to exist under this Agreement and the other Loan Documents and (b) such amendments, amendments and restatements, supplements and modifications made to the Prior Facility Agreement and the other Prior Loan Documents, any Original Warrant or the Prior Registration Rights Agreement shall not be deemed to be a waiver, forbearance or other modification thereof. Any representation, warranty or certification made under the Prior Loan Documents, the Original Warrants and the Prior Registration Rights Agreement that continued to be made after initially being made shall continue to be made under this Agreement, the Loan Documents, the Original Warrants and the Prior Registration Rights Agreement~~, as amended~~ (but, for the avoidance of doubt, without giving effect to any such amendment with respect to the making of such representation, warranty or certification prior to the date of such amendment), and any incorrectness, inaccurateness or breach of any such representation, warranty or certification shall be a breach or violation under this Agreement, the Loan Documents, the Warrants and the Registration Rights Agreement and subject to the rights and remedies provided hereunder and thereunder for any such breach or violation of a representation, warranty or certification.

124

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the first day written above.

BORROWER:

ENDOLOGIX, INC., a Delaware corporation

By:

Name:
Title:

OTHER LOAN PARTIES:

CVD/RMS ACQUISITION CORP., a Delaware corporation

By:

Name:
Title:

NELLIX, INC., a Delaware corporation

By:

Name:
Title:

TRIVASCULAR TECHNOLOGIES, INC., a Delaware corporation

By:

Name:
Title:

TRIVASCULAR, INC., a California corporation

By:

Name:
Title:

[Signature Page to Amended and Restated Facility Agreement]

LENDERS:

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By: Deerfield Mgmt III, L.P., General Partner

By: J.E. Flynn Capital III, LLC, General Partner

By:
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt, L.P., General Partner

By: J.E. Flynn Capital, LLC, General Partner

By:
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P., General Partner

By: J.E. Flynn Capital IV, LLC, General Partner

By:
Name:	David J. Clark
Title:	Authorized Signatory

[Signature Page to Amended and Restated Facility Agreement]

ANNEX A

DISBURSEMENT AMOUNTS AND WARRANTS

Lender	First Out Waterfall Loan	Last Out Waterfall Loan	Total Disbursement Amount	Fraction of Total Initial Warrants	Fraction of Total Additional Warrants
Deerfield Private Design Fund III, L.P.	$40,000,000	$0	$40,000,000	1/3	1/3
Deerfield Private Design Fund IV, L.P.	$40,000,000	$0	$40,000,000	1/3	1/3
Deerfield Partners, L.P.	$40,000,000	$40,500,000	$80,500,000	1/3	1/3

Total	$120,000,000	$40,500,000	$160,500,000	100%	100%

EXHIBIT A-1

FORM OF FIRST OUT WATERFALL NOTE

(as of Agreement Date)

[Attached]

EXHIBIT A-1

FORM OF FIRST OUT WATERFALL NOTE

THE SECURITIES REPRESENTED BY THIS NOTE (AS DEFINED BELOW) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN, FINANCING OR INDEBTEDNESS ARRANGEMENT SECURED BY THE SECURITIES.

THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO TREAS. REG. SECTION 1.1275-3: THE BORROWER (AS DEFINED BELOW) WILL MAKE AVAILABLE ON REQUEST TO HOLDER(S) OF THIS NOTE THE FOLLOWING INFORMATION: ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY. THIS NOTE IS BEING AMENDED AND RESTATED AS PART OF AND PURSUANT TO A PLAN OF RECAPITALIZATION AND REORGANIZATION OF THE BORROWER DESCRIBED IN SECTION 368(A)(1)(E) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

FIRST OUT WATERFALL NOTE

First Out Waterfall Lender:	Original Issue Date: April 3, 2017
Principal Amount: $[ ]	[Re-Issuance Date: January 1, 2018][1]
Amendment and Restatement Date: August 9, 2018

FOR VALUE RECEIVED, the undersigned, Endologix, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the First Out Waterfall Lender set forth above (the “Lender”) the “Principal Amount” set forth above, or, if less, the aggregate unpaid Principal (as defined below) amount of the First Out Waterfall Loan (as defined in the Facility Agreement referred to below) of the Lender to the Borrower, payable at such times and in such amounts as are specified in the Facility Agreement.

The Borrower promises to pay interest on the outstanding Principal amount of the First Out Waterfall Loan and any overdue interest from and after the Amendment and Restatement Date (as defined below) until such outstanding Principal amount of the First Out Waterfall Loan and any overdue interest are paid in full, payable at such times and at such interest rates as are

[1]	NTD: Only to be included for the note that was re-issued on January 1, 2018 in connection with its transfer to Deerfield Partners.

EX. A - 1

specified in the Facility Agreement. The Borrower promises to pay any Non-Callable Make Whole Amount, any CoC Fee and the First Out Waterfall Exit Payment (each, as defined in the Facility Agreement) that is due on the First Out Waterfall Loan in accordance with the Facility Agreement.

In lieu of making any payment of interest in cash (but not (i) interest payable pursuant to the second sentence of Section 2.6(a) of Facility Agreement, (ii) interest payable-in-kind or (iii) in connection with any Event of Default or late payment hereunder or any other interest payable pursuant to Section 2.7 of the Facility Agreement) and subject to the conditions set forth in Section 2.6 of the Facility Agreement and Exhibit 2.6 to the Facility Agreement, the Borrower may elect to satisfy all or any such payment by the issuance to the Lender of shares of Freely Tradable Common Shares (as defined in Exhibit 2.6) in accordance with the provisions of Exhibit 2.6.

This First Out Waterfall Note (this “Note”) was originally issued on April 3, 2017[, reissued on January 1, 2018],2 and amended and restated on August 9, 2018 (the “Amendment and Restatement Date”) and is one of the “First Out Waterfall Notes”, “Loan Notes” and “Notes” referred to in, and is entitled to the benefits of, the Amended and Restated Facility Agreement, dated as of August 9, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and Deerfield Private Design Fund IV, L.P., as agent for the Secured Parties, and the other Loan Documents.

The Facility Agreement, among other things, (a) provides for the making of a First Out Waterfall Loan by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the “Principal Amount” set forth above, the indebtedness of the Borrower resulting from such First Out Waterfall Loan being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid Principal amount of this Note upon the happening of certain stated events and also for prepayments pursuant to Section 2.3(c) or Section 5.3 of the Facility Agreement on account of the Principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

1. Definitions.

(a) Certain Defined Terms. Capitalized terms used herein without definition are used as defined in the Facility Agreement. For purposes of this Note, the following terms shall have the following meanings:

(i) “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Lender, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Lender will be deemed to be an Affiliate of such Lender. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management

[2]	NTD: Only to be included for the note that was re-issued on January 1, 2018 in connection with its transfer to Deerfield Partners.

EX. A - 2

and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

(ii) “Common Stock” means the fully paid and nonassessable shares of the Borrower’s common stock, $0.001 par value per share.

(iii) “Conversion Amount” means the Principal amount to be

converted.

(iv) “Conversion Date” means the date of delivery via facsimile or electronic mail of a Conversion Notice.

(v) “Conversion Issuance Limit” means [            ]3 shares of Common Stock, subject to appropriate adjustment for any Stock Event that occurs after the Amendment and Restatement Date.

(vi) “Conversion Price” means, as of any Conversion Date, ninety-six percent (96%) of the arithmetic average of the Volume Weighted Average Prices per share of Common Stock on each of the three (3) Trading Days period preceding the Conversion Date (the “Measurement Period”); provided, that in the event that a stock split, stock combination, reclassification, payment of stock dividend, recapitalization or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or small number of shares (a “Stock Event”) is consummated during the Measurement Period, the Volume Weighted Average Price for all Trading Days during the Measurement Period prior to the effectiveness of such Stock Event shall be appropriately adjusted to reflect such Stock Event, subject to appropriate adjustment for any Stock Event that occurs after the Amendment and Restatement Date.

(vii) “Conversion Shares” means fully paid and nonassessable shares of Common Stock issued in connection with the conversion of a Note.

(viii) “First Amortization Cap” means [            ]4 shares of Common Stock, subject to appropriate adjustment for any Stock Event that occurs after the Amendment and Restatement Date.

(ix) “First Amortization Date” means April 2, 2021.

(x) “Market Disruption Event” means, with respect to any Trading Day and any security of Borrower, (a) a failure by the Principal Market to open for trading during its entire regular trading session, (b) the occurrence or existence prior to 1:00 p.m., New York City time, on such day for such securities of Borrower for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant securities exchange or otherwise) in such securities or in any options, contracts or future contracts relating to such securities, or (c) to the extent “Volume Weighted Average Price” is determined in accordance

[3]	To be equal to Lender’s First Out Waterfall Pro Rata Share of 14,300,000 shares.
[4]	To be equal to Lender’s First Out Waterfall Pro Rata Share of 9,500,000 shares.

EX. A - 3

with clause (b) of the definition thereof, the suspension of trading for the one-half hour period ending on the scheduled close of trading on such day (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in such securities of Borrower.

(xi) “Monthly Conversion Cap” means [            ]5 shares of Common Stock, subject to appropriate adjustment for any Stock Event that occurs after the Amendment and Restatement Date.

(xii) “Monthly Conversion Cap Period” means the period commencing on the Amendment and Restatement Date and ending on (and including) August 31, 2018, and each calendar month that begins after the Amendment and Restatement Date and prior to the Maturity Date.

(xiii) “Principal” means the outstanding principal amount of this Note as of any date of determination.

(xiv) “Required Lenders” means the Required First Out Waterfall Lenders.

(xv) “Second Amortization Cap” means [            ]6 shares of Common Stock, subject to appropriate adjustment for any Stock Event that occurs after the Amendment and Restatement Date.

(xvi) “Second Amortization Date” means April 2, 2022.

(xvii) “Trading Day” means any day on which the Common Stock is traded for any period on the Principal Market; provided, that for purposes of the definition of “Conversion Shares,” Trading Day shall not include any Trading Day on which there is a Market Disruption Event.

(xviii) “Volume Weighted Average Price” for any security as of any Trading Day means (a) the volume weighted average sale price of such security on the principal U.S. national or regional securities exchange on which such security is traded as reported by Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and hereinafter designated by the Required Lenders and the Borrower (“Bloomberg”), or (b) if no volume weighted average sale price is reported for such security, then the closing price per share of such security, or, if no closing price per share is reported for such security by Bloomberg, the average of the last bid and last ask price (or if more than one in either case, the average of the average last bid and average last ask prices) on such Trading Day as reported in the composite transactions for the principal U.S. national or regional securities exchange on which such security is traded. If the security is not listed for trading on a U.S. national or regional securities exchange on the relevant Trading Day, then the Volume Weighted Average Price will be the average of the mid-point of the last bid and last ask prices of the security in the over-the-counter market on the relevant Trading Day as reported by OTC Markets Group or similar organization. If the Volume Weighted Average Price cannot be calculated for such

[5]	To be equal to Lender’s First Out Waterfall Pro Rata Share of 5,200,000 shares.
[6]	To be equal to Lender’s First Out Waterfall Pro Rata Share of 4,800,000 shares.

EX. A - 4

security on such date in the manner provided above, the Volume Weighted Average Price shall be the fair market value as mutually determined by the Borrower and the Lenders holding a majority of the aggregate outstanding Principal amount of the Notes being converted for which the calculation of the Volume Weighted Average Price is required in order to determine the Conversion Price of such Notes. Volume Weighted Average Price will be determine without regard to after-hours trading or any other trading outside of the regular trading hours.

2. Conversion Rights. This Note may be converted into shares of Common Stock on the terms and conditions set forth in this Section 2 (subject to Section 2.3(a) of the Facility Agreement).

(a) Conversion at Option of the Lender. At any time during the period commencing on (and including) the Amendment and Restatement Date and ending on the close of business on the second business day immediately prior to the Maturity Date, the Lender shall be entitled to convert all or any part of the Principal into Conversion Shares in accordance with this Section 2 at the Conversion Rate (as defined in Section 2(b)). The Borrower shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, then the Borrower shall round such fraction of a share of Common Stock up or down to the nearest whole share (with 0.5 rounded up).

(b) Conversion Rate. The number of Conversion Shares issuable upon a conversion of any portion of this Note pursuant to Section 2 shall be determined according to the following formula (the “Conversion Rate”):

Conversion Amount

Conversion Price

(c) Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

(i) Lender’s Delivery Requirements. To convert a Conversion Amount into Conversion Shares pursuant to Section 2(a) above on any date, Lender shall (A) transmit by facsimile or electronic mail (or otherwise deliver), for receipt on or prior to 5:00 p.m. New York City time on such date, a copy of an executed conversion notice in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Borrower (at 2 Musick, Irvine, CA 92618, Attention: Chief Financial Officer; Email: vmahboob@endologix.com, or at such other office or agency as the Borrower may designate in writing), and (B) if required by Section 2(c)(vi), surrender to a common carrier for delivery to the Borrower, no later than three (3) Business Days after the Conversion Date, of the original Note being converted (or an indemnification undertaking in customary form with respect to this Note in the case of its loss, theft or destruction).

(ii) Borrower’s Response. Upon receipt or deemed receipt by the Borrower of a copy of a Conversion Notice, the Borrower (A) shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to the Lender and the Borrower’s designated transfer agent (the “Transfer Agent”), which confirmation shall constitute an

EX. A - 5

instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein, and (B) on or before the second (2nd) Business Day following the date of receipt or deemed receipt by the Borrower of such Conversion Notice (or, if earlier, the end of the standard settlement period for U.S. broker-dealer securities transactions) (the “Share Delivery Date”), shall credit such aggregate number of Conversion Shares to which the Lender shall be entitled to the Lender’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (DWAC) system, for the number of Conversion Shares to which the Lender shall be entitled. If notwithstanding the provisions of Section 2(c)(vi), the Lender elects to physically surrender this Note for conversion and the Principal represented by this Note is greater than the Principal being converted, then the Borrower shall, as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the Lender a new Note representing the Principal not converted and cancel this Note. For purposes of Rule 144 under the Securities Act, any Conversion Shares issued to Lender shall be deemed to have been acquired by such Lender on April 3, 2017 (the date this Note was originally issued). Accordingly, (A) upon any conversion of this Note, the Rule 144 holding period for the Conversion Shares acquired thereupon shall be in excess of one (1) year, and (B) provided the Lender is not an Affiliate of the Borrower on the Conversion Date and has not been an Affiliate of the Borrower within the three-month period immediately preceding the Conversion Date (the “Unrestricted Condition”), which the Borrower shall assume and Lender hereby represents unless the Lender advises the Borrower otherwise in writing, the Conversion Shares issued to Lender will be freely transferable, without restriction or limitation (including any volume limitation) under Federal or state securities laws, pursuant to Rule 144 under the Securities Act and will not contain or be subject to a legend or stop transfer order restricting the resale or transferability of thereof.

(iii) Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Borrower shall instruct the Transfer Agent to issue to the Lender the number of Conversion Shares that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Lender via facsimile within two (2) Business Days of receipt or deemed receipt of the Lender’s Conversion Notice or other date of determination. If the Lender and the Borrower are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being transmitted to the Lender, then the Borrower shall promptly (and in any event within two (2) Business Days) submit via facsimile (A) the disputed determination of the Conversion Price to an independent, reputable investment banking firm agreed to by the Borrower and the Required Lenders, or (B) the disputed arithmetic calculation of the Conversion Rate to the Borrower’s independent registered public accounting firm, as the case may be. The Borrower shall direct the investment bank or the accounting firm, as the case may be, to perform the determinations or calculations and notify the Borrower and the Lender of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accounting firm’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error, and the fees and expenses of such investment bank or accountant shall be paid one-half by the Borrower and one-half by the Lender. Notwithstanding the existence of a dispute contemplated by this

EX. A - 6

paragraph, if requested by the Lender, the Borrower shall issue to the Lender the Conversion Shares not in dispute in accordance with the terms hereof.

(iv) Record Holder. The person or persons entitled to receive the Conversion Shares issuable upon a conversion of this Note shall be treated for all purposes as the legal and record holder or holders of such shares of Common Stock upon delivery by the Lender of the Conversion Notice, or in the case of Conversion Shares the issuance of which is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(c)(iii), the first Business Day after the resolution of such bona fide dispute.

(v) Borrower’s Failure to Timely Convert.

(A) Cash Damages. If by the Share Delivery Date, the Borrower shall fail to credit the Lender’s or its designee’s balance account with DTC with the number of Conversion Shares (free of any restrictive legend, provided the Unrestricted Condition is satisfied), then, in addition to all other available remedies that the Lender may pursue hereunder and under the Facility Agreement, the Borrower shall pay additional damages to the Lender for each day after the Share Delivery Date such conversion is not timely effected in an amount equal to one and one-half percent (1.5%) of the product of (I) the number of Conversion Shares not issued to the Lender or its designee on or prior to the Share Delivery Date and to which the Lender is entitled and (II) the Volume Weighted Average Price of the Common Stock on the Share Delivery Date. Alternatively in lieu of the foregoing damages, subject to Section 2(c)(iii), at the written election of the Lender made in the Lender’s sole discretion, if, on or after the applicable Conversion Date, the Lender purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Lender of Conversion Shares that such Lender anticipated receiving from the Borrower (such purchased shares, “Buy-In Shares”), the Borrower shall be obligated to promptly pay to such Lender (in addition to all other available remedies that the Lender may otherwise have), 110% of the amount by which (A) such Lender’s total purchase price (including brokerage commissions, if any) for such Buy-In Shares exceeds (B) the net proceeds received by such Lender from the sale of a number of shares equal to up to the number of Conversion Shares such Lender was entitled to receive but had not received on the Share Delivery Date. If the Borrower fails to pay the additional damages set forth in this Section 2(c)(v)(A) within five (5) Business Days of the date incurred, then the Lender entitled to such payments shall have the right at any time, so long as the Borrower continues to fail to make such payments, to require the Borrower, upon written notice, to immediately issue, in lieu of such cash damages, the number of shares of Common Stock equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by (Y) the Conversion Price specified by the Lender in the Conversion Notice.

(B) Conversion Failure. If for any reason the Lender has not received all of the Conversion Shares it is entitled to prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of this Note (a “Conversion Failure”), then the Lender, upon written notice to the Borrower (a “Void Conversion Notice”), may void its conversion with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to the Lender’s Conversion Notice; provided, that the voiding of the Lender’s Conversion Notice shall not affect the Borrower’s obligations to make

EX. A - 7

any payments that have accrued prior to the date of such notice pursuant to Section 2(c)(v)(A) or otherwise. A Conversion Failure shall constitute an Event of Default under the Facility Agreement and entitle the Lenders to all payments and remedies provided under the Facility Agreement upon the occurrence of an Event of Default.

(vi) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion or repayment of this Note in accordance with the terms hereof, the Lender shall not be required to physically surrender this Note to the Borrower unless all of the Principal is being converted or repaid. The Lender and the Borrower shall maintain records showing the Principal converted or repaid and the dates of such conversions or repayments or shall use such other method, reasonably satisfactory to the Lender and the Borrower, so as not to require physical surrender of this Note upon any such partial conversion or repayment. Notwithstanding the foregoing, if this Note is converted or repaid as aforesaid, the Lender may not transfer this Note unless the Lender first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Lender a new Note of like tenor, registered as the Lender may request, representing in the aggregate the remaining Principal represented by this Note. The Lender and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion or repayment of any portion of this Note, the Principal of this Note may be less than the “Principal Amount” stated on the face hereof.

(d) Limitations on Conversions.

(i) Beneficial Ownership. Notwithstanding anything herein to the contrary, the Borrower shall not issue to the Lender, and the Lender may not acquire, a number of shares of Common Stock upon conversion of this Note or otherwise issue any shares of Common Stock pursuant hereto or the Facility Agreement to the extent that, upon such conversion, the number of shares of Common Stock then beneficially owned by the Lender and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Lender’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Lender is a member, but excluding shares beneficially owned by virtue of the ownership of the Warrants or other securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 4.985% of the total number of shares of common stock then issued and outstanding (the “4.985% Cap”); provided, however, that the 4.985% Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the SEC, and the percentage held by the Lender shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of the Lender, the Borrower shall, within two (2) Trading Days, confirm orally and in writing to the Lender the number of shares of Common Stock then outstanding.

(ii) Conversion Issuance Limit. Notwithstanding anything to the contrary contained herein, the Borrower shall not issue any shares of Common Stock upon conversion of this Note (including pursuant to Section 2(c)(v)(A) hereof) to the extent that the issuance of such shares of Common Stock together with any previous issuances of shares of

EX. A - 8

Common Stock under this Note would exceed the Conversion Issuance Limit, and Section 2.5(c)(v) shall not apply in respect to any excess amount.

(iii) Other Applicable Limitations on Conversion of the Note. Notwithstanding anything to the contrary herein, this Note shall not be convertible, and the Borrower shall not issue shares of Common Stock upon conversion of this Note (a) at any time after the First Amortization Date, to the extent that the number of shares of Common Stock that would otherwise be issuable to Lender upon such conversion, together with all shares of Common Stock previously issued to Lender upon conversion of this Note after the First Amortization Date, would exceed the First Amortization Cap, or (b) at any time after the Second Amortization Date, to the extent that the number of shares of Common Stock that would otherwise be issuable to Lender upon such conversion, together with all shares of Common Stock previously issued to Lender upon conversion of this Note after the Second Amortization Date, would exceed the Second Amortization Cap, or (c) during any Monthly Conversion Cap Period, to the extent that the number of shares of Common Stock that would otherwise be issuable to Lender upon such conversion, together with all shares previously issued to Lender upon conversion of this Note during the such Monthly Conversion Cap Period, would exceed the Monthly Conversion Cap. For the avoidance of doubt, if the number of shares of Common Stock to be issued as set forth in an Conversion Notice transmitted by the Lender to the Borrower would otherwise require the Borrower to issue a number of shares in excess of the Conversion Issuance Limit, the First Amortization Cap (if after the First Amortization Date), the Second Amortization Cap (if after the Second Amortization Date) or the Monthly Share Cap, the Borrower shall issue to the Lender in accordance herewith the maximum number of shares of Common Stock issuable without exceeding any such applicable limitation, and Section 2.5(c)(v) shall not apply to any excess amount.

3. Voting Rights. Except as required by law, the Lender shall have no voting rights with respect to any of the Conversion Shares until the Conversion Date relating to the conversion of this Note upon which such Conversion Shares are issuable (or in the case of Conversion Shares the issuance of which is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(c)(iii), the first Business Day after the resolution of such bona fide dispute).

4. Amendment; Waiver. The provisions of this Note may only be waived or amended, restated, supplemented or otherwise modified in accordance with the Facility Agreement.

5. Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Borrower and all Lenders pursuant to the Facility Agreement and shall not be construed against any Person as the drafter hereof.

6. Failure or Indulgence Not Waiver. No delay or omission by the Lender in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. No renewal or

EX. A - 9

extension of this Note or the Facility Agreement, no delay in the enforcement of payment under this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Borrower or any endorser of this Note.

7. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 6.1 of the Facility Agreement.

8. Restrictions on Transfer.

(a) Registration or Exemption Required. This Note has been issued in a transaction exempt from the registration requirements of the Securities Act. None of the Note or the Conversion Shares issued hereunder may be transferred, sold, assigned, hypothecated or otherwise disposed of except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws, including Rule 144 under the Securities Act, Section 4(a)(7) of the Securities Act or a so-called “4[(a)](1) and a half” transaction.

(b) Assignment. This Note is assignable or transferable, in whole or in part, only to the extent such assignment or transfer is permitted pursuant to the terms of the Facility Agreement; provided that (i) the Lender shall deliver a written notice to the Borrower, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the Person or Persons to whom the Note shall be assigned and the respective Principal amount of the Note to be assigned to each assignee. The Borrower shall effect the assignment within three (3) business days, and shall deliver to the assignee(s) designated by the Lender a Note or Notes of like tenor and terms for the appropriate Principal amount. This Note and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Lender. The provisions of this Note are intended to be for the benefit of all Lenders from time to time of this Note, and shall be enforceable by any such Lender. This Note is not (and any rights or obligations hereunder are not) not assignable or transferable by the Borrower under any circumstance and any such prohibited assignment or transfer is absolutely void ab initio.

9. Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (b) an attorney is retained to represent the Lender in any bankruptcy, reorganization, receivership of the Borrower or other proceedings affecting Borrower creditors’ rights and involving a claim under this Note, then the Borrower shall pay the costs incurred by the Lender for such collection, enforcement or action, including reasonable attorneys’ fees and disbursements. Subject to the terms of the Facility Agreement, all payments and issuances of shares of Common Stock hereunder will be free and clear of, and without deduction or withholding for, any present or future taxes. The Borrower shall pay all and any costs (administrative or otherwise) imposed by the Borrower’s banks, clearing houses, or any other financial institution, in connection with making any payments and issuing any shares of Common Stock hereunder. The Borrower shall pay all costs and expenses (including attorney’s fees) of the Lender incurred in connection with this Note in accordance with Section 6.3 of the Facility Agreement.

EX. A - 10

10. Waiver of Notice. Other than those notices required to be provided by the Lender to the Borrower under the terms of the Facility Agreement, the Borrower and every endorser of this Note, or the obligations represented hereby, expressly waives diligence, presentment, protest, demand, notice of dishonor, non-payment or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement.

11. Miscellaneous. This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Facility Agreement, including Sections 1.2 (Interpretation) and 6.4 (Governing Law; Venue; Jurisdiction; Service of Process; Waiver of Jury Trial) thereof.

12. Additional Interpretative Matters. Unless the context otherwise requires, (a) all references to Sections or Exhibits are to Sections or Exhibits contained in or attached to this Note, (b) each accounting term not otherwise defined in this Note has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Note shall be by way of example rather than limitation. If a Stock Event occurs during any period over which an average price is being determined, then an appropriate adjustment will be made to such average to reflect such Stock Event.

13. Signatures. In the event that any signature to this Note or any amendment hereto is delivered by electronic mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof. Notwithstanding the foregoing, the Borrower shall be obligated to deliver to the Lender an original signature to this Note. At the request of any party, each other party shall promptly re-execute an original form of this Note or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of electronic mail delivery of a “.pdf” format data file to deliver a signature to this Note or any amendment hereto or the fact that such signature was transmitted or communicated through the use of electronic mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

14. This Note is an amendment and restatement of that certain Loan Note originally issued on April 3, 2017 [and re-issued on January 1, 2018],7 in the principal amount of $[            ] (the “Prior Note”) and evidences an extension, continuation, and renewal of the indebtedness evidenced by the Prior Note, but this Note replaces the Prior Note with the indebtedness evidenced by the Prior Note now evidenced by this Note. Such Prior Note shall be of no further force and effect upon execution of this Note. The Borrower hereby acknowledges and agrees that the indebtedness under the Prior Note has not been repaid or extinguished and that the execution hereof does not constitute a novation of the Prior Note. Moreover, this Note shall be

[7]	NTD: Only to be included for the note that was re-issued on January 1, 2018 in connection with its transfer to Deerfield Partners.

EX. A - 11

entitled to all security and collateral to which the Prior Note was entitled, without change or diminution in the priority of any lien or security interest granted to secure the Prior Note.

[Signature Page Follows]

EX. A - 12

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year set forth above.

ENDOLOGIX, INC.,
a Delaware corporation

By:
Name:
Title:

EX. A - 13

Exhibit A

CONVERSION NOTICE

Reference is made to the First Out Waterfall Note (the “Note”) of ENDOLOGIX, INC., a Delaware corporation (the “Borrower”), in the original principal amount of $[            ]. In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Borrower, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted at the Conversion Price (as defined in the Note):

Principal, applicable thereto, to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

DTC Participant Number and Name:

Account Number:

EX. A - 14

Exhibit B

ASSIGNMENT

(To be executed by the registered holder

desiring to transfer the Note)

FOR VALUE RECEIVED, the undersigned holder of the attached First Out Waterfall Note (the “Note”) hereby sells, assigns and transfers unto the person or persons below named the right to receive the principal amount of $            from Endologix, Inc., a Delaware corporation (the “Borrower”), evidenced by the attached Note and does hereby irrevocably constitute and appoint                    attorney to transfer the said Note on the books of the Borrower, with full power of substitution in the premises.

Dated:
Signature

Fill in for new registration of Note:

Name

Address

Please print name and address of assignee (including zip code number)

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Note.

EX. A - 15

EXHIBIT A-2

FORM OF LAST OUT WATERFALL NOTE

[Attached]

EXHIBIT A-2

FORM OF LAST OUT WATERFALL NOTE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN, FINANCING OR INDEBTEDNESS ARRANGEMENT SECURED BY THE SECURITIES.

LAST OUT WATERFALL NOTE

Last Out Waterfall Lender:

Principal Amount: $	, 20

FOR VALUE RECEIVED, the undersigned, Endologix, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the Last Out Waterfall Lender set forth above (the “Last Out Waterfall Lender”) the Principal Amount set forth above (the “Principal Amount”), or, if less, the aggregate unpaid principal amount of the Last Out Waterfall Loan (as defined in the Facility Agreement referred to below) of the Last Out Waterfall Lender to the Borrower, payable at such times and in such amounts as are specified in the Facility Agreement.

The Borrower promises to pay interest on the outstanding principal amount of the Last Out Waterfall Loan and any overdue interest from and after the Agreement Date until such outstanding principal amount of the Last Out Waterfall Loan and any overdue interest are paid in full, payable at such times, in such type (such as cash or paid in-kind) and at such interest rates as are specified in the Facility Agreement. The Borrower promises to pay any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment that is due on the Last Out Waterfall Loan in accordance with the Facility Agreement. Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower.

Principal and interest (and any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment) are payable in Dollars (provided that the PIK Interest Payment is paid in-kind pursuant to Section 2.6(a) of the Facility Agreement) to the Last Out Waterfall Lender in the manner set forth in the Facility Agreement.

This Last Out Waterfall Note (this “Last Out Waterfall Note”) is one of the “Last Out Waterfall Notes”, “Loan Notes” and “Notes” referred to in, and is entitled to the benefits of, the Amended and Restated Facility Agreement, dated as of August 9, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), by and among the Borrower, the other Loan Parties party thereto, the Lenders (including the Last Out Waterfall Lender) party thereto and Deerfield Private Design Fund IV, L.P., as agent for the Secured Parties, and the other

EX. A-2 - 1

Loan Documents. Capitalized terms used herein without definition are used as defined in the Facility Agreement.

The Facility Agreement, among other things, (a) provides for the making of a Last Out Waterfall Loan by the Last Out Waterfall Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount, the indebtedness of the Borrower resulting from such Last Out Waterfall Loan being evidenced by this Last Out Waterfall Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Last Out Waterfall Note upon the happening of certain stated events and also for prepayments pursuant to Section 2.3(c) or Section 5.3 of the Facility Agreement on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

This Last Out Waterfall Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Facility Agreement, including Sections 1.2 (Interpretation) and 6.4 (Governing Law; Venue; Jurisdiction; Service of Process; Waiver of Jury Trial) thereof.

This Last Out Waterfall Note is assignable or transferable to the extent such assignment or transfer is permitted pursuant to the terms of the Facility Agreement.

Subject to the terms of the Facility Agreement, all payments will be free and clear of, and without deduction or withholding for, any present or future taxes. The Borrower shall pay all and any costs (administrative or otherwise) imposed by the Borrower’s banks, clearing houses, or any other financial institution, in connection with making any payments hereunder.

The Borrower shall pay all costs and expenses (including attorney’s fees) of the Last Out Waterfall Lender incurred in connection with this Last Out Waterfall Note in accordance with Section 6.3 of the Facility Agreement.

Other than those notices required to be provided by the Last Out Waterfall Lender to the Borrower under the terms of the Facility Agreement, the Borrower and every endorser of this Last Out Waterfall Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Last Out Waterfall Note and the Facility Agreement or the performance of the obligations under this Last Out Waterfall Note and/or the Facility Agreement. No renewal or extension of this Last Out Waterfall Note or the Facility Agreement, no delay in the enforcement of payment of this Last Out Waterfall Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Last Out Waterfall Note or the Facility Agreement shall affect the liability of the Borrower or any endorser of this Last Out Waterfall Note.

No delay or omission by the Last Out Waterfall Lender in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Last Out Waterfall Note may be waived or amended, restated, supplemented or otherwise modified only in a writing signed by the Borrower and the Last Out Waterfall Lender.

This Last Out Waterfall Note shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State.

[Signature Page Follows]

EX. A-2 - 2

IN WITNESS WHEREOF, the Borrower has caused this Last Out Waterfall Note to be executed and delivered by its duly authorized officer as of the day and year set forth above.

ENDOLOGIX, INC.,
a Delaware corporation

By:
Name:
Title:

EX. A-2 - 3

EXHIBIT A-3

FORM OF FIRST OUT WATERFALL NOTE

(as of Second Amendment Effective Date)

[Attached]

EXHIBIT A-3

FORM OF FIRST OUT WATERFALL NOTE

THE SECURITIES REPRESENTED BY THIS NOTE (AS DEFINED BELOW) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN, FINANCING OR INDEBTEDNESS ARRANGEMENT SECURED BY THE SECURITIES.

THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO TREAS. REG. SECTION 1.1275-3: THE BORROWER (AS DEFINED BELOW) WILL MAKE AVAILABLE ON REQUEST TO HOLDER(S) OF THIS NOTE THE FOLLOWING INFORMATION: ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY.

THIS NOTE IS BEING AMENDED AND RESTATED AS PART OF AND PURSUANT TO A PLAN OR RECAPITALIZATION AND REORGANIZATION OF THE BORROWER DESCRIBED IN SECTION 368(a)(1)(E) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED.

FIRST OUT WATERFALL NOTE

First Out Waterfall Lender:	Original Issue Date: April 3, 2017
Principal Amount: $[ ]	[Re-Issuance Date: January 1, 2018][1]
Amendment and Restatement Date: August 9, 2018
Second Amendment and Restatement Date: April __, 2019

FOR VALUE RECEIVED, the undersigned, Endologix, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the First Out Waterfall Lender set forth above (the “Lender”) the “Principal Amount” set forth above, or, if less, the aggregate unpaid Principal (as defined below) amount of the First Out Waterfall Loan (as defined in the Facility Agreement referred to below) of the Lender to the Borrower, payable at such times and in such amounts as are specified in the Facility Agreement.

[1]	NTD: Only to be included for the note that was re-issued on January 1, 2018 in connection with its transfer to Deerfield Partners.

The Borrower promises to pay interest on the outstanding Principal amount of the First Out Waterfall Loan and any overdue interest from and after the Second Amendment and Restatement Date (as defined below) until such outstanding Principal amount of the First Out Waterfall Loan and any overdue interest are paid in full, payable at such times and at such interest rates as are specified in the Facility Agreement. The Borrower promises to pay any Non-Callable Make Whole Amount, any CoC Fee and the First Out Waterfall Restructuring Payment (each, as defined in the Facility Agreement) that is due on the First Out Waterfall Loan in accordance with the Facility Agreement.

This First Out Waterfall Note (this “Note”) was originally issued on April 3, 2017[, reissued on January 1, 2018],2 amended and restated on August 9, 2018, and again amended and restated on April             , 2019 (the “Second Amendment and Restatement Date”) and is one of the “First Out Waterfall Notes,” “Loan Notes” and “Notes” referred to in, and is entitled to the benefits of, the Amended and Restated Facility Agreement, dated as of August 9, 2018 (as amended by the First Amendment thereto dated as of November 20, 2018, and the Second Amendment thereto dated as of March 31, 2019, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and Deerfield Private Design Fund IV, L.P., as agent for the Secured Parties, and the other Loan Documents.

The Facility Agreement, among other things, (a) provides for the making of a First Out Waterfall Loan by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the “Principal Amount” set forth above, the indebtedness of the Borrower resulting from such First Out Waterfall Loan being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid Principal amount of this Note upon the happening of certain stated events and also for prepayments pursuant to Section 2.3(c) or Section 5.3 of the Facility Agreement on account of the Principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

1. Definitions.

(a) Certain Defined Terms. Capitalized terms used herein without definition are used as defined in the Facility Agreement. For purposes of this Note, the following terms shall have the following meanings:

(i) “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Lender, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Lender will be deemed to be an Affiliate of such Lender. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the

[2]	NTD: Only to be included for the note that was re-issued on January 1, 2018 in connection with its transfer to Deerfield Partners.

direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

(ii) “Bloomberg” means Bloomberg Financial Markets or an equivalent, reliable reporting service acceptable to, and hereinafter designated by, the Required Lenders and the Borrower.

(iii) “Closing Price” means, as of any Trading Day, the closing (last sale) price per share of the Common Stock on the Principal Market (at the end of regular trading hours), as reported by Bloomberg.

(iv) “Common Stock” means the fully paid and nonassessable shares of the Borrower’s common stock, $0.001 par value per share.

(v) “Conversion Amount” means the Principal amount to be converted.

(vi) “Conversion Date” means, (A) in the case of any Voluntary Conversion (as defined in Section 2(a)), the date of Lender’s delivery via facsimile or electronic mail of a Conversion Notice, (B) in the case of any Mandatory Conversion (as defined in Section 2(d)), the date of the Lender’s delivery via facsimile or electronic mail of a Final Mandatory Conversion Notice (as defined in Section 2(d)), and (C) in the case of any Forced Conversion (as defined in Section 2(e)), the date of the Lender’s delivery via facsimile or electronic mail of a Forced Conversion Notice (as defined in Section 2(e)).

(vii) “Conversion Price” means, as of any Conversion Date, (A) in the case of any Elective Conversion (as defined in Section 2(a)), the greater of (I) the Fixed Conversion Price and (II) ninety-six percent (96%) of the arithmetic average of the Volume Weighted Average Prices per share of Common Stock on each of the three (3) consecutive Trading Days immediately preceding the Conversion Date (an “Elective Conversion Measurement Period”), (B) in the case of any Mandatory Conversion, the Fixed Conversion Price, and (C) in the case of any Discretionary Conversion or Forced Conversion (each as defined in Section 2), the greater of (I) the Fixed Conversion Price and (II) eighty-five percent (85%) of the arithmetic average of the Volume Weighted Average Prices per share of Common Stock on each of the fifteen (15) consecutive Trading Days immediately preceding the Conversion Date (a “Discretionary/Forced Conversion Measurement Period;” each of an Elective Conversion Measurement Period and a Discretionary/Forced Conversion Measurement Period being referred to as a “Measurement Period”); provided, that in the event that a Stock Event is consummated during any Measurement Period, the Volume Weighted Average Price for all Trading Days during such Measurement Period prior to the effectiveness of such Stock Event shall be appropriately adjusted to reflect such Stock Event.

(viii) “Conversion Shares” means fully paid and nonassessable shares of Common Stock issued in connection with the conversion of a Note.

(ix) “Delisting Event” means any of the following: (A) the Common Stock is not listed on a Principal Market, (B) trading in the Common Stock on the Principal Market is suspended, or (C) the Borrower has received a notice of delisting due to noncompliance with any material rule or regulation applicable to the trading or listing of the Common Stock on the Principal Market and such noncompliance has not been cured as set forth in a notice from the Principal Market.

(x) “Discretionary/Forced Conversion Cap” means {INSERT: THE LENDER’S FIRST OUT WATERFALL PRO RATA SHARE OF $50,000,000}.

(xi) “Discretionary Conversion” means a Voluntary Conversion designated by the Lender as a Discretionary Conversion in a Conversion Notice in accordance with Section 2(c)(i).

(xii) “Elective Conversion” means a Voluntary Conversion designated by the Lender as an Elective Conversion in a Conversion Notice in accordance with Section 2(c)(i).

(xiii) “Elective Conversion Issuance Limit” means {INSERT: THE LENDER’S FIRST OUT WATERFALL PRO RATA SHARE OF 1,430,000} shares of Common Stock, subject to appropriate adjustment for any Stock Event that occurs after the Amendment and Restatement Date.

(xiv) “Fixed Conversion Price” means $6.625; provided, that the Fixed Conversion Price shall be appropriately adjusted to reflect any Stock Event occurring after the Second Amendment Effective Date; and provided, further, that, in the event of any adjustment of the Applicable Conversion Rate of any of the 5.00% Convertible Notes pursuant to Section 14.05 (or any other provision) of either of the Exchanged Senior Notes Indentures as a result of any event or circumstance that does not constitute a Stock Event, the Fixed Conversion Price shall be proportionately (and inversely) adjusted; and following any adjustment of the Fixed Conversion Price hereunder, the “Fixed Conversion Price” shall mean the Fixed Conversion Price as so adjusted.

(xv) “Freely Tradeable Shares” means shares of Common Stock which, at the time of issuance thereof, (A) are duly authorized, validly issued, fully paid and non-assessable; (B) are eligible for resale by the Lender, without limitation or restriction (including any volume limitation or current public information requirement) under state or Federal securities laws, pursuant to Rule 144 under the Securities Act; and (C) do not bear, and are not subject to, any restrictive legend, stop transfer or similar restriction.

(xvi) “Major Transaction” shall have the meaning given to such term in the Warrants.

(xvii) “Major Transaction Notice” shall have the meaning given to such term in the Warrants.

(xviii) “Mandatory Conversion Notice” means an Initial Mandatory Conversion Notice or a Final Mandatory Conversion Notice (each as defined in Section 2(d)).

(xix) “Market Disruption Event” means, with respect to any Trading Day and any security of Borrower, (A) a failure by the Principal Market to open for trading during its entire regular trading session, (B) the occurrence or existence prior to 1:00 p.m., New York City time, on such day for such securities of Borrower for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant securities exchange or otherwise) in such securities or in any options, contracts or future contracts relating to such securities, or (C) to the extent “Volume Weighted Average Price” is determined in accordance with clause (B) of the definition thereof, the suspension of trading for the one-half hour period ending on the scheduled close of trading on such day (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in such securities of Borrower.

(xx) “Principal” means the outstanding principal amount of this Note as of any date of determination.

(xxi) “Required Lenders” means the Required First Out

Waterfall Lenders.

(xxii) “Stock Event” means a stock split, stock combination, reclassification, payment of stock dividend, recapitalization or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or small number of shares.

(xxiii) “Trading Day” means any day on which the Common Stock is traded for any period on the Principal Market; provided, that for purposes of the definition of “Conversion Price” (including the definitions of “Elective Conversion Measurement Period,” “Discretionary/Forced Measurement Period” and “Measurement Period” contained within such definition), the occurrence of the Initial Mandatory Conversion Trigger (as defined in Section 2(d)) or the satisfaction of the Mandatory Conversion Conditions (as defined in Section 2(d)) or the Forced Conversion Condition (as defined in Section 2(e)), Trading Day shall not include any Trading Day on which there is a Market Disruption Event.

(xxiv) “Volume Weighted Average Price” for any security as of any Trading Day means (A) the volume weighted average sale price of such security on the principal U.S. national or regional securities exchange on which such security is traded, as reported by Bloomberg, or (B) if no volume weighted average sale price is reported for such security, then the closing (last sale) price per share of such security, or, if no closing price per share is reported for such security by Bloomberg, the average of the last bid and last ask price (or if more than one in either case, the average of the average last bid and average last ask prices) on such Trading Day as reported in the composite transactions for the principal U.S. national or regional securities exchange on which such security is traded. If the security is not listed for trading on a U.S. national or regional securities exchange on the relevant Trading Day, then the Volume Weighted Average Price will be the average of the mid-point of the last bid and last ask prices of the security in the over-the-counter market on the relevant Trading Day as reported by OTC Markets Group or similar organization. If the Volume Weighted

Average Price cannot be calculated for such security on such date in the manner provided above, the Volume Weighted Average Price shall be the fair market value as mutually determined by the Borrower and the Lenders holding a majority of the aggregate outstanding Principal amount of the Notes being converted for which the calculation of the Volume Weighted Average Price is required in order to determine the Conversion Price of such Notes. Volume Weighted Average Price will be determine without regard to after-hours trading or any other trading outside of the regular trading hours. In the event that a Stock Event is consummated during any period for which the arithmetic average of the Volume Weighted Average Prices is to be determined (under any Section of this Note), the Volume Weighted Average Price for all Trading Days during such period prior to the effectiveness of the Stock Event shall be appropriately adjusted to reflect such Stock Event.

(xxv) “Withholding Date” means the first date on which the Borrower withholds or determines that it is required to withhold any Taxes as a result of any Mandatory Conversion or Forced Conversion or the issuance of any shares of Common Stock thereupon.

2. Conversion Rights. This Note may be converted into shares of Common Stock on the terms and conditions set forth in this Section 2, and any such conversion shall be applied against, and reduce, the Amortization Payments as provided in Section 2.3(f) of the Facility Agreement.

(a) Conversion at Option of the Lender. At any time during the period commencing on (and including) the Second Amendment Effective Date and ending on the close of business on the second Business Day immediately prior to the Maturity Date, the Lender shall be entitled to convert all or any part of the Principal into Conversion Shares in accordance with this Section 2 at the Conversion Rate (any such conversion at the election of the Borrower (whether an Elective Conversion or a Discretionary Conversion) being referred to as a “Voluntary Conversion”). The Borrower shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, then the Borrower shall round such fraction of a share of Common Stock up or down to the nearest whole share (with 0.5 rounded up).

(b) Conversion Rate. The number of Conversion Shares issuable upon a conversion of any portion of this Note pursuant to this Section 2, including a Mandatory Conversion or a Forced Conversion (each as defined below), shall be determined according to the following formula (the “Conversion Rate”):

Conversion Amount

Conversion Price (as applicable)

(c) Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

(i) Lender’s Delivery Requirements. To convert a Conversion Amount into Conversion Shares pursuant to Section 2(a) above on any date, the Lender shall (A) transmit by facsimile or electronic mail (or otherwise deliver), for receipt on or prior to

5:00 p.m. New York City time on such date, a copy of an executed conversion notice in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Borrower (at 2 Musick, Irvine, CA 92618, Attention: Chief Financial Officer; Email: vmahboob@endologix.com, or at such other office or agency as the Borrower may designate in writing), and (B) if required by Section 2(c)(vi), surrender to a common carrier for delivery to the Borrower, no later than three (3) Business Days after the Conversion Date, of the original Note being converted (or an indemnification undertaking in customary form with respect to this Note in the case of its loss, theft or destruction). Subject to the limitations set forth in Section 2(f), the Conversion Notice shall designate the Voluntary Conversion as either an Elective Conversion or a Discretionary Conversion.

(ii) Borrower’s Response. Upon receipt or deemed receipt by the Borrower of a copy of a Conversion Notice, or in the case of a Mandatory Conversion or a Forced Conversion, receipt by the Borrower of the Mandatory Conversion Lender Notice (as defined in Section 2(d)) or the Forced Conversion Lender Notice (as defined in Section 2(e)) (as applicable), the Borrower (A) shall immediately send, via facsimile or electronic mail, a confirmation of receipt of such Conversion Notice to the Lender and the Borrower’s designated transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process the Voluntary Conversion, Mandatory Conversion or Forced Conversion in accordance with the terms herein, and (B) (I) in the case of a Voluntary Conversion or Forced Conversion, on or before the second (2nd) Business Day (or, if earlier, the end of the standard settlement period for U.S. broker-dealer securities transactions) following (1) the date of receipt or deemed receipt by the Borrower of the Conversion Notice or (2) the date of delivery by the Borrower of the Forced Conversion Notice (as applicable), or (II) in the case of a Mandatory Conversion, on the Mandatory Conversion Date (as defined in Section 2(d)) (the applicable date set forth in this clause (II) or the immediately preceding clause (I) being referred to as the “Share Delivery Date”), shall credit such aggregate number of Conversion Shares to which the Lender shall be entitled to the Lender’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (DWAC) system for the number of Conversion Shares to which the Lender shall be entitled. If notwithstanding the provisions of Section 2(c)(vi), the Lender elects to physically surrender this Note for conversion and the Principal represented by this Note is greater than the Principal being converted, then the Borrower shall, as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the Lender a new Note representing the Principal not converted and cancel this Note. For purposes of Rule 144 under the Securities Act, any Conversion Shares issued to Lender shall be deemed to have been acquired by such Lender on April 3, 2017 (the date this Note was originally issued). Accordingly, (A) upon any conversion of this Note, the Rule 144 holding period for the Conversion Shares acquired thereupon shall be in excess of one (1) year, and (B) provided the Lender is not an Affiliate of the Borrower on the Conversion Date and has not been an Affiliate of the Borrower within the three-month period immediately preceding the Conversion Date (the “Unrestricted Condition”), which the Borrower shall assume and Lender hereby represents unless the Lender advises the Borrower otherwise in writing, the Conversion Shares issued to Lender will be freely transferable, without restriction or limitation (including any volume limitation) under Federal or state securities laws, pursuant to

Rule 144 under the Securities Act and will not contain or be subject to a legend or stop transfer order restricting the resale or transferability of thereof.

(iii) Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Borrower shall instruct the Transfer Agent to issue to the Lender the number of Conversion Shares that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Lender via facsimile within two (2) Business Days of receipt or deemed receipt of the Lender’s Conversion Notice or other date of determination. If the Lender and the Borrower are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being transmitted to the Lender, then the Borrower shall promptly (and in any event within two (2) Business Days) submit via facsimile (A) the disputed determination of the Conversion Price to an independent, reputable investment banking firm agreed to by the Borrower and the Required Lenders, or (B) the disputed arithmetic calculation of the Conversion Rate to the Borrower’s independent registered public accounting firm, as the case may be. The Borrower shall direct the investment bank or the accounting firm, as the case may be, to perform the determinations or calculations and notify the Borrower and the Lender of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accounting firm’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error, and the fees and expenses of such investment bank or accountant shall be paid one-half by the Borrower and one-half by the Lender. Notwithstanding the existence of a dispute contemplated by this paragraph, if requested by the Lender, the Borrower shall issue to the Lender the Conversion Shares not in dispute in accordance with the terms hereof.

(iv) Record Holder. The Person or Persons entitled to receive the Conversion Shares issuable upon a conversion of this Note shall be treated for all purposes as the legal and record holder or holders of such shares of Common Stock, (A) in the case of a Voluntary Conversion, upon delivery by the Lender of the Conversion Notice, (B) in the case of a Mandatory Conversion, upon delivery by the Borrower to the Lender of the Final Mandatory Conversion Notice, (C) in the case of a Forced Conversion, upon delivery by the Lender to the Borrower the Forced Conversion Lender Notice, or (D) in the case of Conversion Shares the issuance of which (whether in connection with a Voluntary Conversion, a Mandatory Conversion or a Forced Conversion) is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(c)(iii), the first Business Day after the resolution of such bona fide dispute.

(v) Borrower’s Failure to Timely Convert.

(A) Cash Damages. If by the Share Delivery Date, the Borrower shall fail to credit the Lender’s or its designee’s balance account with DTC with the number of Conversion Shares (free of any restrictive legend in the case of a Mandatory Conversion or Forced Conversion or, provided the Unrestricted Condition is satisfied, in the case of a Voluntary Conversion), then, in addition to all other available remedies that the Lender may pursue hereunder and under the Facility Agreement, the Borrower shall pay additional damages to the Lender for each day after the Share Delivery Date such conversion is not timely effected in an amount equal to one and one-half percent (1.5%) of the product of (I) the number of Conversion Shares not issued to the Lender or its designee on or prior to the Share Delivery Date and to which the Lender is entitled and (II) the Volume Weighted Average Price of the Common Stock on the Share Delivery Date. Alternatively in lieu of the foregoing damages, subject to Section 2(c)(iii), at the written election of the Lender made in the Lender’s sole discretion, if, on or after the applicable Conversion Date, the Lender purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Lender of Conversion Shares that such Lender anticipated receiving from the Borrower (such purchased shares, “Buy-In Shares”), the Borrower shall be obligated to promptly pay to the Lender (in addition to all other available remedies that the Lender may otherwise have), 110% of the amount by which (A) the Lender’s total purchase price (including brokerage commissions, if any) for such Buy-In Shares exceeds (B) the net proceeds received by the Lender from the sale of a number of shares equal to up to the number of Conversion Shares such Lender was entitled to receive but had not received on the Share Delivery Date. If the Borrower fails to pay the additional damages set forth in this Section 2(c)(v)(A) within five (5) Business Days of the date incurred, then the Lender entitled to such payments shall have the right at any time, so long as the Borrower continues to fail to make such payments, to require the Borrower, upon written notice, to immediately issue, in lieu of such cash damages, the number of shares of Common Stock equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by (Y) the Conversion Price applicable to the conversion to which the additional damages relate.

(B) Conversion Failure. If for any reason the Lender has not received all of the Conversion Shares it is entitled to prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of this Note (a “Conversion Failure”), then the Lender, upon written notice to the Borrower (a “Void Conversion Notice”), may void its conversion (or, in the case of a Mandatory Conversion or a Forced Conversion, the Borrower’s conversion) with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to the Lender’s Conversion Notice (or, in the case of a Mandatory Conversion or a Forced Conversion, the Borrower’s Mandatory Conversion Notice or Forced Conversion Notice); provided, that the voiding of the Lender’s Conversion Notice (or the Borrower’s Mandatory Conversion Notice or Forced Conversion Notice) shall not affect the Borrower’s obligations to make any payments that have accrued prior to the date of such notice pursuant to Section 2(c)(v)(A) or otherwise. A Conversion Failure shall constitute an Event of Default under the Facility Agreement and entitle the Lenders to all payments and remedies provided under the Facility Agreement upon the occurrence of an Event of Default.

(vi) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion or repayment of this Note in accordance with the terms hereof, the Lender shall not be required to physically surrender this Note to the Borrower unless all of the Principal is being converted or repaid. The Lender and the Borrower shall maintain records showing the Principal converted or repaid and the dates of such conversions or repayments or shall use such other method, reasonably satisfactory to the Lender and the Borrower, so as not to require physical surrender of this Note upon any such partial conversion or repayment. Notwithstanding the foregoing, if this Note is converted or repaid as aforesaid, the Lender may not transfer this Note unless the Lender first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Lender a new Note of like tenor, registered as the Lender may request, representing in the aggregate the remaining Principal represented by this Note. The Lender and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion or repayment of any portion of this Note, the Principal of this Note may be less than the “Principal Amount” stated on the face hereof.

(vii) Taxes. Without limiting Section 10, the Borrower shall pay any and all taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the Lender) that may be payable with respect to the issuance and delivery of Conversion Shares upon the conversion of this Note.

(d) Mandatory Conversion.

(i) Subject to the terms and conditions of this Section 2, including the Mandatory/Forced Conversion Conditions (as defined below) and the limitations set forth in Section 2(f), in the event that, in any calendar month during the period commencing on April 1, 2019 and ending on June 30, 2020 (the “Mandatory Conversion Period”), (A) each of (I) the arithmetic average of the Volume Weighted Average Prices on the five (5) consecutive Trading Days ending on (and including) the fifteenth (15th) day of such calendar month (or if such day is not a Trading Day, the first Trading Day thereafter) (the “Mandatory Conversion Measurement Date”) and (II) the Closing Price on the Mandatory Conversion Measurement Date is greater than the Fixed Conversion Price, and (B) the Initial Mandatory Conversion Trigger shall have occurred in such calendar month (together, the “Mandatory Conversion Conditions”), the Borrower shall cause the conversion into Conversion Shares (a “Mandatory Conversion”) of the lesser of (X) {INSERT: THE LENDER’S PRO RATA SHARE OF $1,666,666 and (Y) the then outstanding Principal. (ii) In the event that, in any calendar month during the Mandatory Conversion Period, each of (A) the arithmetic average of the Volume Weighted Average Prices on the five (5) consecutive Trading Days ending on (and including the third (3rd) Trading Day (the “Initial Mandatory Conversion Measurement Date”) immediately prior to the Mandatory Conversion Measurement Date in such calendar month and (B) the Closing Price on the Initial Conversion Measurement Date is greater than the Fixed Conversion Price (together, an “Initial Mandatory Conversion Trigger”), the Borrower shall send a written notice via electronic mail to the Lender (an “Initial Mandatory Conversion Notice”) at any time between 8:00 a.m. and 4:00 p.m., New York City time on the first Trading Day following the Initial Mandatory Conversion Measurement Date, certifying that an Initial Mandatory Conversion Trigger has occurred (with reasonable supporting information), stating the Principal amount hereunder to be converted on the Mandatory Conversion Date and stating the number of Conversion Shares to be issued to the Lender (subject to Section 2(d)(iii) and the other terms and conditions of this Section 2(d)). For the avoidance of doubt, (X) simultaneously with delivery of an Initial Mandatory Conversion Notice hereunder, the Borrower shall send an Initial Mandatory Conversion Notice under all other First Out Waterfall Notes. Notwithstanding the delivery of an Initial Mandatory Conversion Notice, a Mandatory Conversion shall not be effected unless all of the Mandatory Conversion

Conditions and the other applicable conditions set forth in this Section 2 (including the Borrower’s delivery of a Final Mandatory Conversion Notice) are satisfied.

(iii) By no later than 5:00 p.m., New York City time on the first Trading Day following the date of an Initial Mandatory Conversion Notice, the Lender shall confirm to the Borrower via electronic mail whether the 4.985% Cap (as hereinafter defined) will reduce the number of Shares that may be issued pursuant to such Mandatory Conversion (a “Mandatory Conversion Lender Notice”). If the 4.985% Cap will so reduce the number of Shares that may be issued pursuant to the Mandatory Conversion (subject to the terms and conditions of this Section 2(d)), such notice shall also set forth the maximum number of Conversion Shares that may be issued to the Lender (and the corresponding Principal amount hereunder that may be converted) without exceeding the maximum number of shares that such Lender may receive under the 4.985% Cap (the “Mandatory Conversion Maximum Share Amount”), which shall be conclusive and binding upon the Borrower and the Lender. The number of Conversion Shares issuable pursuant to the Mandatory Conversion shall equal the number of Conversion Shares set forth in the Initial Mandatory Conversion Notice; provided, however, that, if the issuance of the number of Conversion Shares set forth in the Initial Mandatory Conversion Notice would violate the 4.985% Cap, the number of Conversion Shares issuable pursuant to the Mandatory Conversion shall instead equal the Mandatory Conversion Maximum Share Amount (and the Principal amount hereunder to be converted on the Mandatory Conversion Date shall be correspondingly reduced).

(iv) In the event that all of the Mandatory Conversion Conditions have been satisfied as of the Mandatory Conversion Measurement Date, the Borrower shall send a written notice via electronic mail to the Lender (a “Final Mandatory Conversion Notice”) at any time between 4:00 p.m. and 5:00 p.m., New York City time on the Mandatory Conversion Date certifying that the Mandatory Conversion Conditions and the other applicable conditions set forth in this Section 2 have been satisfied (including reasonable supporting documentation) and specifying the number of Conversion Shares to be issued to the Lender. For the avoidance of doubt, simultaneously with delivery of a Final Mandatory Conversion Notice hereunder, the Borrower shall send a Final Mandatory Conversion Notice under all other Notes.

(v) The Conversion Shares issuable pursuant to a Mandatory Conversion shall be delivered on the Trading Day immediately following the Mandatory Conversion Measurement Date (such Trading Day, the “Mandatory Conversion Date”) and in accordance with Section 2(c)(ii) above.

(e) Forced Conversion.

(i) Subject to the terms and conditions of this Section 2, including the Mandatory/Forced Conversion Conditions (as defined below) and the limitations set forth in Section 2(f), in the event that the arithmetic average of the Volume Weighted Average Prices on any fifteen (15) consecutive Trading Days commencing on or after the first Trading Day after the Second Amendment Effective Date and ending on or prior to the second Business Day immediately prior to the Maturity Date, is greater than 175% of the Fixed Conversion Price (the “Forced Conversion Condition”), the Borrower may cause the conversion into Conversion Shares (a “Forced Conversion”) of the outstanding Principal amount of this Note set forth in the Forced Conversion Notice (as defined below); provided that such Principal amount (A) shall not exceed the result of (I) the Discretionary/Forced Conversion Cap, minus (II) the aggregate Principal of this Note converted into Conversion Shares pursuant to Discretionary Conversions after the Second Amendment Effective Date and prior to the Forced Conversion (the “Maximum Forced Conversion Amount”), and (B) shall not be less than the least of (1) the Maximum Forced Conversion Amount, (2) the then outstanding Principal, and (3) $1,000,000. The Borrower shall effect Forced Conversions under each of the First Out Waterfall Notes on a pro rata basis, based upon the respective outstanding Principal amounts thereof.

(ii) To effect a Forced Conversion, the Borrower shall send a written notice via electronic mail to the Lender (a “Forced Conversion Notice”) at any time between 4:00 p.m. and 5:00 p.m., New York City time on the Trading Day on which the Forced Conversion Condition is satisfied. The Forced Conversion Notice shall certify that the Forced Conversion Condition and the other applicable conditions set forth in this Section 2 have satisfied (including reasonable supporting information), shall state the Principal amount hereunder that the Borrower shall cause to be converted on the Forced Conversion Date and shall state the number of Conversion Shares to be issued to the Lender (subject to Section 2(e)(iii) and the other terms and conditions of this Section 2(e)). Simultaneously with delivery of a Forced Conversion Notice hereunder, the Borrower shall send a Forced Conversion Notice with respect to a pro rata portion of the Principal of each other First Out Waterfall Notes. Notwithstanding the foregoing, in no event shall the Borrower send any Forced Conversion Notice to the Lender within fourteen (14) days of any other Forced Conversion Notice sent by the Borrower to the Lender.

(iii) By no later than 5:00 p.m., New York City time on the first Trading Day following the date of the Forced Conversion Notice, the Lender shall confirm to Borrower via electronic mail whether the 4.985% Cap (as defined below) will reduce the number of Shares that may be issued pursuant to such Forced Conversion (the “Forced Conversion Lender Notice”). If the 4.985% Cap will so reduce the number of Shares that may be issued pursuant to the Forced Conversion (subject to the terms and conditions of this Section 2(d)), the Forced Conversion Lender Notice shall also set forth the maximum number of Conversion Shares that may be issued to the Lender (and the corresponding Principal amount hereunder that may be converted) without exceeding the maximum number of shares that such Lender may receive under the 4.985% Cap (the “Forced Conversion Maximum Share Amount”). The number of Conversion Shares issuable pursuant to the Forced Conversion shall equal the number of Conversion Shares set forth in the Forced Conversion Notice; provided, however, that, if the issuance of the number of Conversion Shares set forth in the Forced Conversion Notice would violate the 4.985% Cap, the number of Conversion Shares issuable pursuant to the Forced Conversion shall instead equal the Forced Conversion Maximum Share Amount (and the Principal amount hereunder to be converted on the applicable Conversion Date shall be correspondingly reduced).

(iv) The Conversion Shares issuable pursuant to a Forced Conversion shall be delivered within the timeframe and in accordance with Section 2(c)(ii) above.

(f) Limitations on Conversions.

(i) Beneficial Ownership. Notwithstanding anything herein to the contrary, the Borrower shall not issue to the Lender, and the Lender may not acquire, a number of shares of Common Stock upon any conversion of this Note (whether a Voluntary Conversion, a Mandatory Conversion or a Forced Conversion) or otherwise issue any shares of Common Stock pursuant hereto or the Facility Agreement to the extent that, upon such conversion, the number of shares of Common Stock then beneficially owned by the Lender and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Lender’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Lender is a member, but excluding shares beneficially owned by virtue of the ownership of the Warrants or other securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 4.985% of the total number of shares of common stock then issued and outstanding (the “4.985% Cap”); provided, however, that the 4.985% Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the SEC, and the percentage held by the Lender shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of the Lender, the Borrower shall, within two (2) Trading Days, confirm orally and in writing to the Lender the number of shares of Common Stock then outstanding. Without limiting the foregoing, in no event shall the number of shares issued to the Lender pursuant to a Mandatory Conversion exceed the Lender’s Mandatory Conversion Maximum Share Amount (if any), as applicable to such Mandatory Conversion, and in no event shall the number of shares issued to the Lender pursuant to a Forced Conversion exceed the Lender’s Forced Conversion Maximum Share Amount (if any), as applicable to the Forced Conversion

(ii) Elective Conversion Issuance Limit. Notwithstanding anything to the contrary contained herein, this Note shall not be convertible pursuant to an Elective Conversion, and the Borrower shall not issue Conversion Shares upon any Elective Conversion of this Note, to the extent that the issuance of shares of Common Stock upon such Elective Conversion, together with any issuances of shares of Common Stock under this Note pursuant to Elective Conversions after the Second Amendment Effective Date and prior to such Elective Conversion, would exceed the Elective Conversion Issuance Limit (provided, for the avoidance of doubt, that upon any Elective Conversion of this Note, the Borrower shall convert the maximum portion of Principal set forth in the applicable Conversion Notice that may be converted into shares of Common Stock without so exceeding the Elective Conversion Issuance Limit, subject to the 4.985% Cap). For the avoidance of doubt, the limitation set forth in this Section 2(f)(ii) shall not apply to any Discretionary Conversion, Mandatory Conversion or Forced Conversion.

(iii) Discretionary/Forced Conversion Issuance Cap. Notwithstanding anything to the contrary contained herein, this Note shall not be convertible pursuant to a Discretionary Conversion or a Forced Conversion, and the Borrower shall not issue Conversion Shares upon any Discretionary Conversion or Forced Conversion of this Note, to the extent that the aggregate Principal of this Note that would otherwise be converted pursuant to the applicable Discretionary Notice or Forced Conversion Notice, together with the aggregate Principal of this Note converted into Conversion Shares after the Second

Amendment Effective Date and prior to such Discretionary Conversion or Forced Conversion, would exceed the Discretionary/Forced Conversion Cap (provided, for the avoidance of doubt, that upon any Discretionary Conversion of this Note, the Borrower shall convert the maximum portion of Principal set forth in the applicable Conversion Notice that may be converted into shares of Common Stock without so exceeding the Discretionary/Forced Conversion Cap, subject to the 4.985% Cap). For the avoidance of doubt, the limitation set forth in this Section 2(f)(iii) shall not apply to any Elective Conversion or Mandatory Conversion.

(iv) Other Applicable Restrictions on Conversion of the Note. Notwithstanding anything to the contrary contained herein, the Borrower shall not deliver a Mandatory Conversion Notice or a Forced Conversion Notice, and the Borrower shall not effect a Mandatory Conversion or a Forced Conversion, (A) during the occurrence of a Delisting Event, (b) at any time following such time as the Borrower has delivered (or is obligated to deliver) a Major Transaction Notice in respect of a Major Transaction, (c) at any time following the occurrence, and during the continuance, of an Event of Default or a Default, (d) from and after a Withholding Date, (e) unless all material information regarding the Borrower (including any material information that may be included in, or reflected by, the Mandatory Conversion Notice or Forced Conversion Notice, but excluding any material information relating to the Borrower’s operating results for the fiscal quarter in which the Mandatory Conversion Notice or Forced Conversion Notice is delivered other than operating results that would trigger non-compliance with a covenant under the Facility Agreement or the ABL Credit Facility) has been publicly disclosed in a report filed pursuant to the Exchange Act or has been otherwise publicly disclosed in a manner calculated to reach the securities marketplace through one of the Borrower’s recognized channels of distribution, (h) unless all shares of Common Stock issuable pursuant to the Mandatory Conversion or Forced Conversion will constitute Freely Tradeable Shares, (i) unless the Borrower is in compliance with the “current public information” requirement of Rule 144(c) under the Securities Act, (j) if the transfer agent for the Common Stock is not participating in DTC’s Fast Automated Securities Transfer Program, or (k) if any Lender, after consultation with counsel of its choosing, advises the Borrower that the receipt or resale of Common Stock issued or issuable hereunder would result in such Lender being deemed an “underwriter” within the meaning of Section 2(11) under the Securities Act (collectively, the “Mandatory/Forced Conversion Conditions”), except to the extent the Lender has waived any such Mandatory/Forced Conversion Condition by written notice to the Borrower. If any of the Mandatory/Forced Conversion Conditions is not satisfied at any time following the delivery of a Mandatory Conversion Notice or Forced Conversion Notice and prior to the Share Issuance Date in respect of the Mandatory Conversion or Forced Conversion (as applicable), the Borrower shall immediately notify the Lender of such failure and, unless the Lender waives such Mandatory/Forced Conversion Condition by written notice to the Borrower, the Mandatory Conversion Notice or Forced Conversion Notice (as applicable) shall be voided and the Mandatory Conversion or Forced Conversion (as applicable) shall not be effected. For the avoidance of doubt, the Mandatory/Forced Conversion Conditions shall not apply to any Voluntary Conversion.

(g) Borrower Disclosure. Without limiting clause (e) of the Mandatory/Forced Conversion Conditions or Section 5.1(q) of the Facility Agreement, the

Borrower hereby acknowledges and agrees that (i) no Mandatory Conversion Notice, Mandatory Conversion Lender Notice, Forced Conversion Notice or Forced Conversion Lender Notice shall constitute or contain any material non-public information with respect to the Borrower or its securities, and (ii) the Lender shall not have any duty of trust or confidence with respect to, nor any obligation not to trade in any securities on the basis of, any information contained in any Mandatory Conversion Notice, Mandatory Conversion Lender Notice, Forced Conversion Notice or Forced Conversion Lender Notice.

3. Reservation of Shares. The Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting conversions of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the entire Principal convertible under this Note (without giving effect to the 4.985% Cap), assuming that any conversions will be at the Fixed Conversion Price; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire Principal convertible under this Note, the Borrower will use reasonable best efforts to take such corporate action as may, upon the advice of the Borrower’s counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. The Company covenants and agrees that, upon any conversion of this Note, all shares of Common Stock issued upon such conversion shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any Person.

4. Voting Rights. Except as required by law, the Lender shall have no voting rights with respect to any of the Conversion Shares until the Conversion Date relating to the conversion of this Note upon which such Conversion Shares are issuable (or in the case of Conversion Shares the issuance of which is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(c)(iii), the first Business Day after the resolution of such bona fide dispute).

5. Amendment; Waiver. The provisions of this Note may only be waived or amended, restated, supplemented or otherwise modified in accordance with the Facility Agreement.

6. Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Borrower and all Lenders pursuant to the Facility Agreement and shall not be construed against any Person as the drafter hereof.

7. Failure or Indulgence Not Waiver. No delay or omission by the Lender in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. No renewal or extension of this Note or the Facility Agreement, no delay in the enforcement of payment under this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Borrower or any endorser of this Note.

8. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 6.1 of the Facility Agreement.

9. Restrictions on Transfer.

(a) Registration or Exemption Required. This Note has been issued in a transaction exempt from the registration requirements of the Securities Act. None of the Note or the Conversion Shares issued hereunder may be transferred, sold, assigned, hypothecated or otherwise disposed of except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws, including Rule 144 under the Securities Act, Section 4(a)(7) of the Securities Act or a so-called “4[(a)](1) and a half” transaction.

(b) Assignment. This Note is assignable or transferable, in whole or in part, only to the extent such assignment or transfer is permitted pursuant to the terms of the Facility Agreement; provided that (i) the Lender shall deliver a written notice to the Borrower, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the Person or Persons to whom the Note shall be assigned and the respective Principal amount of the Note to be assigned to each assignee. The Borrower shall effect the assignment within three (3) business days, and shall deliver to the assignee(s) designated by the Lender a Note or Notes of like tenor and terms for the appropriate Principal amount. This Note and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Lender. The provisions of this Note are intended to be for the benefit of all Lenders from time to time of this Note, and shall be enforceable by any such Lender. This Note is not (and any rights or obligations hereunder are not) not assignable or transferable by the Borrower under any circumstance, and any such prohibited assignment or transfer is absolutely void ab initio.

10. Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (b) an attorney is retained to represent the Lender in any bankruptcy, reorganization, receivership of the Borrower or other proceedings affecting Borrower creditors’ rights and involving a claim under this Note, then the Borrower shall pay the costs incurred by the Lender for such collection, enforcement or action, including reasonable attorneys’ fees and disbursements. Subject to the terms of the Facility Agreement, all payments and issuances of shares of Common Stock hereunder will be free and clear of, and without deduction or withholding for, any present or future taxes. The Borrower shall pay all and any costs (administrative or otherwise) imposed by the Borrower’s banks, clearing houses, or any other financial institution, in connection with making any payments and issuing any shares of Common Stock hereunder. The Borrower shall pay all costs and expenses (including attorney’s fees) of the Lender incurred in connection with this Note in accordance with Section 6.3 of the Facility Agreement.

11. Waiver of Notice. Other than those notices required to be provided by the Lender to the Borrower under the terms of the Facility Agreement, the Borrower and every endorser of this Note, or the obligations represented hereby, expressly waives diligence, presentment, protest, demand, notice of dishonor, non-payment or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement.

12. Miscellaneous. This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Facility Agreement, including Sections 1.2 (Interpretation) and 6.4 (Governing Law; Venue; Jurisdiction; Service of Process; Waiver of Jury Trial) thereof.

13. Additional Interpretative Matters. Unless the context otherwise requires, (a) all references to Sections or Exhibits are to Sections or Exhibits contained in or attached to this Note, (b) each accounting term not otherwise defined in this Note has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Note shall be by way of example rather than limitation.

14. Signatures. In the event that any signature to this Note or any amendment hereto is delivered by electronic mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof. Notwithstanding the foregoing, the Borrower shall be obligated to deliver to the Lender an original signature to this Note. At the request of any party, each other party shall promptly re-execute an original form of this Note or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of electronic mail delivery of a “.pdf” format data file to deliver a signature to this Note or any amendment hereto or the fact that such signature was transmitted or communicated through the use of electronic mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

15. No Novation. This Note is an amendment and restatement of that certain Loan Note originally issued on April 3, 2017 [and re-issued on January 1, 2018],3 and first amended and restated on August 9 2018, in the principal amount of $[            ] (the “Prior Note”) and evidences an extension, continuation, and renewal of the indebtedness evidenced by the Prior Note, but this Note replaces the Prior Note with the indebtedness evidenced by the Prior Note now evidenced by this Note. Such Prior Note shall be of no further force and effect upon execution of this Note. The Borrower hereby acknowledges and agrees that the indebtedness under the Prior Note has not been repaid or extinguished and that the execution hereof does not constitute a novation of the Prior Note. Moreover, this Note shall be entitled to all security and collateral to which the Prior Note was entitled, without change or diminution in the priority of any lien or security interest granted to secure the Prior Note.

[Signature Page Follows]

[3]	NTD: Only to be included for the note that was re-issued on January 1, 2018 in connection with its transfer to Deerfield Partners.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year set forth above.

ENDOLOGIX, INC.,
a Delaware corporation

By:
Name:
Title:

Exhibit A

CONVERSION NOTICE

Reference is made to the First Out Waterfall Note (the “Note”) of ENDOLOGIX, INC., a Delaware corporation (the “Borrower”), in the original principal amount of $[            ]. In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Borrower, as of the date specified below.

Date of Conversion:

Principal Amount to be converted at the Conversion Price (as defined in the Note):

Conversion is designated as (check one):

☐	Elective Conversion

☐	Discretionary Conversion

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

DTC Participant Number and Name:

Account Number:

Exhibit B

ASSIGNMENT

(To be executed by the registered holder

desiring to transfer the Note)

FOR VALUE RECEIVED, the undersigned holder of the attached First Out Waterfall Note (the “Note”) hereby sells, assigns and transfers unto the person or persons below named the right to receive the principal amount of $            from Endologix, Inc., a Delaware corporation (the “Borrower”), evidenced by the attached Note and does hereby irrevocably constitute and appoint attorney to transfer the said Note on the books of the Borrower, with full power of substitution in the premises.

Dated:
Signature
Fill in for new registration of Note:

Name

Address
Please print name and address of assignee (including zip code number)

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Note.

EXHIBIT B

FORM OF PERFECTION CERTIFICATE

[Attached]

EXHIBIT B

FORM OF PERFECTION CERTIFICATE

[__]

Each of the parties signatory hereto hereby represents and warrants to (i) the Agent (as defined in the Facility Agreement defined below) and the Lenders (as defined in the Facility Agreement defined below) with reference to that certain Amended and Restated Facility Agreement dated as of the date hereof, by and among the Loan Parties (as defined in the Facility Agreement defined below), the Lenders (as defined in the Facility Agreement defined below) party thereto, and Deerfield Private Design Fund IV, L.P., as the Agent (as amended, restated, supplemented or otherwise modified, the “Facility Agreement”), and (ii) the Agent (as defined in the Credit Agreement defined below) and the Lenders (as defined in the Credit Agreement defined below) with reference to that certain Credit Agreement dated as of the date hereof, by and among the Borrowers (as defined in the Credit Agreement defined below; such Borrowers, collectively with the “Loan Parties” under the Facility Agreement, are referred to as the “Loan Parties” herein except in clause (i) above), the Lenders (as defined in the Credit Agreement defined below) party thereto, and Deerfield ELGX Revolver, LLC, as the Agent (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) (terms that are not defined herein but are defined in such Facility Agreement and/or such Credit Agreement have the same meanings herein as specified therein, as applicable), as follows:

1. NAMES AND OTHER ORGANIZATIONAL RELATED INFORMATION OF LOAN PARTIES AND THEIR SUBSIDIARIES

a. The name of each Loan Party and each of its Subsidiaries, as it appears in such Loan Party’s or Subsidiary’s current Certificate of Incorporation, Certificate of Formation or similar organizational document as in effect on this date, is:

Entity Name	Parent/Subsidiary
Sub ☐ Parent ☐ of ________________
Sub ☐ Parent ☐ of ________________
Sub ☐ Parent ☐ of ________________

b. The federal employer identification number of each Loan Party and each of its Subsidiaries is:

Loan Party/Subsidiary	Federal Employer Identification Number

1

c. The Loan Parties and their Subsidiaries, respectively, are formed under the laws of the following jurisdictions:

Loan Party/Subsidiary	State/Country

d. The organizational identification number of each Loan Party issued by its respective jurisdiction of formation is:

Loan Party	Organizational Identification Number

e. Each Loan Party, respectively, transacts business in the following jurisdictions (list jurisdictions other than jurisdictions of formation):

Loan Party	Jurisdiction(s)

f. Each Loan Party, respectively, is duly qualified to transact business as a foreign entity in the following jurisdictions (list jurisdictions other than jurisdictions of formation):

Loan Party	Jurisdiction(s)

g. The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names and including former legal names (as defined in Section 9-503(a) of the UCC)) currently used by a Loan Party or any of its Subsidiaries or used by a Loan Party or any of its Subsidiaries within the past five years:

Loan Party/Subsidiary	Name	Period of Use

2

h. The following are the names of all entities which have been merged into any Loan Party or any of its Subsidiaries during the past five years:

Loan Party/Subsidiary	Name of Merged Entity	Year of Merger

i. The following are the names and addresses of all entities from whom any Loan Party or any of its Subsidiaries has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Name	Address	Date of Acquisition	Type of Property

2. LOCATIONS OF LOAN PARTIES AND THEIR SUBSIDIARIES

a. The chief executive offices of each Loan Party and each of the Loan Parties’ Subsidiaries, respectively, are presently located at the following addresses:

Complete Street and Mailing Address, including County and Zip Code	Loan Party/Subsidiary

b. The books and records of each Loan Party and those of their Subsidiaries, respectively, are located at the following additional addresses (complete this clause b only if different from clause a above):

Complete Street and Mailing Address, including Zip Code	Loan Party/Subsidiary

c. The following are all the locations where a Loan Party or any of the Loan Parties’ Subsidiaries, respectively, owns or leases, or occupies any real property:

Complete Mailing Address, including Zip Code	Leased/ Owned/ Occupied	Loan Party/Subsidiary

3

d. The following are all of the locations where a Loan Party or any of the Loan Parties’ Subsidiaries, respectively, maintains any inventory, equipment or other property:

Complete Address	Loan Party/Subsidiary

e. The following are the names and addresses of all warehousemen, bailees, or other third-parties who have possession of any of the Loan Parties’ inventory or equipment or the inventory or equipment of any of the Loan Parties’ Subsidiaries:

Name	Complete Street and Mailing Address, including Zip Code	Loan Party/Subsidiary

f. The following is a complete list of all other offices or other facilities (other than those described above) where a Loan Party or any of the Loan Parties’ Subsidiaries has done business in the past 5 years.

Complete Address	Loan Party/Subsidiary

3. INTELLECTUAL PROPERTY

a. Set forth below is a list of all patents, copyrights, trademarks, trade names and service marks registered or for which applications are pending in the name of a Loan Party or any of the Loan Parties’ Subsidiaries, excluding those that are expired or abandoned to the extent permitted pursuant to clause (f) of the definition of “Permitted Dispositions” in each of the Facility Agreement and the Credit Agreement. Please include the name of such intellectual property, the grant date or application date, as applicable, the registration or application number, as applicable, and the country of such registration or application.

Loan Party/ Subsidiary	Name of Intellectual Property	Registered/ Application Pending	Grant/ Application Date	Registration/ Application Number	Country of Registration/ Application

4

b. Set forth below is a list of all licenses, franchise or other agreements relating to trademarks, patents, copyrights and other know-how to which a Loan Party or any of the Loan Parties’ Subsidiaries is a party and that require annual payments in excess of $25,000 individually.

4. INVESTMENT PROPERTY; INSTRUMENTS; ACCOUNTS

a. The following is a complete list of all stocks, bonds, debentures, notes, commodity contracts and other securities (as defined in Article 8 of the Uniform Commercial Code), owned by a Loan Party or any of the Loan Parties’ Subsidiaries:

Name of Issuer	Description and Value of Security	Loan Party/Subsidiary

b. The following are all banks and other financial institutions, securities intermediary or commodity intermediary at which any Loan Party or any of the Loan Parties’ Subsidiaries maintains deposit, securities, commodities or similar accounts, which correctly identifies the name, address and any other relevant contact information with respect to each depository or intermediary, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor:

Bank Name	Address and Other Contact Information	Name in Which Account is Held	Purpose of Account	Complete Account Number

c. The following are all securities or commodity intermediaries at which a Loan Party or any of the Loan Parties’ Subsidiaries maintains securities accounts or commodities accounts:

5

Securities or Commodities Intermediary Name	Address and Other Contact Information	Name in Which Account is Held	Purpose of Account	Complete Account Number

d. Does any Loan Party or any of the Loan Parties’ Subsidiaries or is it contemplated that any Loan Party or any of the Loan Parties’ Subsidiaries will regularly receive letters of credit from customers or other third parties to secure payments of sums owed to such company?

e. The following is a list of letters of credit naming a Loan Party or any of the Loan Parties’ Subsidiaries as “beneficiary” thereunder:

LC Number	Name of LC Issuer	LC Applicant	Loan Party/Subsidiary

f. The approximate aggregate total amount of funds, amounts, and other assets of any kind in the             Account is $            .

5. INDEBTEDNESS

Set forth below is a list and attached hereto are copies of, all agreements, promissory notes, indentures and other documents relating to any indebtedness for borrowed money of a Loan Party or any of the Loan Parties’ Subsidiaries, including without limitation loan agreements, note indentures, letters of credit, reimbursement agreements, mortgages and guaranties of the indebtedness for borrowed money of others.

Debtor	Creditor	Amount of Indebtedness Outstanding	Maturity Date

6. ENCUMBRANCES

Other than the Liens already described in Section 1.j. above, the property of the Loan Parties and/or any of the Loan Parties’ Subsidiaries is subject to the following Liens or encumbrances:

Loan Party/Subsidiary	Name of Holder of Lien	Description of Property Encumbered

6

7. LITIGATION; COMMERCIAL TORT CLAIMS

a. The following is a complete list of pending and threatened litigation or claims involving amounts claimed against a Loan Party or any of the Loan Parties’ Subsidiaries in an indefinite amount or in excess of $25,000 in each case:

b. The following are the only claims (including, without limitation, commercial tort claims) which a Loan Party or any of the Loan Parties’ Subsidiaries has against others (other than claims on accounts receivable), which such Loan Party or Subsidiary is asserting or intends to assert, and in which the potential recovery exceeds $25,000:

8. TAXES

The following tax assessments against any of the Loan Parties or any of the Loan Parties’ Subsidiaries are currently outstanding and unpaid:

Assessing Authority	Amount and Description

9. INSURANCE BROKER

The following brokers handle the Loan Parties’ and the Loan Parties’ Subsidiaries’ property and liability insurance:

Broker	Contact	Telephone	Fax	Email

[remainder of page intentionally left blank]

7

The Loan Parties agree to advise you of any change or modification to any of the foregoing information or any supplemental information provided on any continuation pages attached hereto, and, until such notice is received by you, you shall be entitled to rely upon such information and presume it is correct. The Loan Parties acknowledge that your acceptance of this Perfection Certificate and any continuation pages does not imply any commitment on your part to enter into a loan transaction with the Loan Parties, and that any such commitment may only be made by an express written loan commitment, signed by one of your authorized officers. The Loan Parties agree that this Perfection Certificate shall constitute a “Loan Document” under the Facility Agreement and a “Loan Document” under the Credit Agreement.

Dated as of the date first written above

LOAN PARTIES:	ENDOLOGIX, INC., a Delaware corporation

By:
Name:
Title:

CVD/RMS ACQUISITION CORP., a Delaware corporation

By:
Name:
Title:

NELLIX, INC., a Delaware corporation

By:
Name:
Title:

TRIVASCULAR TECHNOLOGIES, INC., a Delaware corporation

By:
Name:
Title:

[Signature Page to Perfection Certificate]

LOAN PARTIES CONTINUED:	TRIVASCULAR, INC., a California corporation

By:
Name:
Title:

ENDOLOGIX CANADA, LLC,
a Delaware limited liability company

By:
Name:
Title:

TRIVASCULAR SALES LLC, a Texas limited liability company

By:
Name:
Title:

RMS/ENDOLOGIX SIDEWAYS MERGER CORP., a Delaware corporation

By:
Name:
Title:

[Signature Page to Perfection Certificate]

EXHIBIT C-1

FORM OF INITIAL WARRANT

[Attached]

Filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed April 5, 2017

EXHIBIT C-2

FORM OF ADDITIONAL WARRANT

[Attached]

Filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed August 10, 2018

EXHIBIT C-3

FORM OF AMENDED AND RESTATED INITIAL WARRANT

[Attached]

Filed as Exhibit 4.2 to this Current Report

EXHIBIT C-4

FORM OF AMENDED AND RESTATED ADDITIONAL WARRANT

[Attached]

Filed as Exhibit 4.3 to this Current Report

EXHIBIT D

CLOSING CHECKLIST

[Attached]

EXHIBIT D

DEERFIELD / ENDOLOGIX

CLOSING CHECKLIST

Facility Agreement Parties:

Term Borrower	Endologix, Inc., a Delaware corporation

Term Guarantors (collectively with the Term Borrower, the “Loan Parties”)	See attached Schedule A

Term Lenders	Deerfield Private Design Fund IV, L.P.; Deerfield Partners, L.P.; and Deerfield Private Design Fund III, L.P.

Term Agent	Deerfield Private Design Fund IV, L.P.

Katten	Katten Muchin Rosenman LLP, Counsel to Term Agent

DLA	DLA Piper LLP (US), Counsel to the Loan Parties

ABL Agreement Parties:

ABL Borrowers (also referred to as the “Credit Parties”)	Endologix, Inc., a Delaware corporation, and as listed on attached Schedule A

ABL Lenders	Deerfield Private Design Fund IV, L.P.; Deerfield Partners, L.P.; and Deerfield Private Design Fund III, L.P.

ABL Agent	Deerfield ELGX Revolver, LLC

Katten	Katten Muchin Rosenman LLP, Counsel to ABL Agent

DLA	DLA Piper LLP (US), Counsel to the Credit Parties

FACILITY AGREEMENT DOCUMENTS AND DELIVERABLES:

	Document	Responsible Party	Signatures	Status
A.	DEBT DOCUMENTS – AGREEMENTS

1.	Amended and Restated Facility Agreement	Katten	☒ Term Borrower ☒ Term Guarantors ☒ Term Agent ☒ Term Lenders	Katten revised draft 8/8
Annexes to Amended and Restated Facility Agreement
	Disbursement Amount and Warrants	Katten	N/A

	Schedules to Amended and Restated Facility Agreement			Final
	Schedule P-1—Existing Investments	Loan Parties/DLA	N/A

Document	Responsible Party	Signatures	Status
Schedule 2.4—List of Agreement Date Lenders and Such Lenders’ Wire Instructions and Information for Notices	Katten/Agent	N/A

Schedule 3.1(d)—Existing Liens	Loan Parties/DLA	N/A

Schedule 3.1(f)—Existing Indebtedness	Loan Parties/DLA	N/A

Schedule 3.1(h)—Litigation	Loan Parties/DLA	N/A

Schedule 3.1(j)—Authorizations	Loan Parties/DLA	N/A

Schedule 3.1(m)—Real Estate	Loan Parties/DLA	N/A

Schedule 3.1(n)—Intellectual Property	Loan Parties/DLA	N/A

Schedule 3.1(x)—Borrower’s Subsidiaries	Loan Parties/DLA	N/A

Schedule 3.1(z)—Borrower’s Outstanding Shares of Stock, Options and Warrants	Loan Parties/DLA	N/A

Schedule 3.1(aa)—Material Contracts	Loan Parties/DLA	N/A

Schedule 3.1(dd)—Environmental	Loan Parties/DLA	N/A

Schedule 3.1(ff)—Labor Relations	Loan Parties/DLA	N/A

Schedule 3.1(gg)—Jurisdiction of Organization, Legal Name, Organizational Identification Number and Chief Executive Office	Loan Parties/DLA	N/A

Schedule 3.1(jjj)—Stock of the Subsidiaries of the Loan Parties	Loan Parties/DLA	N/A

Schedule 3.1(hh)—Inventory Locations	Loan Parties/DLA	N/A

Schedule 3.1(uu)— FDA/Governmental Notices	Loan Parties/DLA	N/A

Schedule 5.1(q)—Other Loan Documents to Be Form 8-K Exhibits	Katten	N/A

Schedule 5.2(iv)—Contingent Obligations	Loan Parties/DLA	N/A

Schedule 5.2(vii)—Transactions with Affiliates	Loan Parties/DLA	N/A

Exhibits to Amended and Restated Facility Agreement

Exhibit A-1—Form of First Out Waterfall Note	Katten	N/A	Final

Exhibit A-2—Form of Last Out Waterfall Note	Katten	N/A	Final

Exhibit B—Form of Perfection Certificate	Katten	N/A	Final

Exhibit C-1—Form of Initial Warrant	Katten	N/A	Final

	Document	Responsible Party	Signatures	Status

	Exhibit C-2—Form of Additional Warrant	Katten	N/A	Final

	Exhibit D—Closing Checklist	Katten	N/A	Final

	Exhibit E—Form of Amended and Restated Registration Rights Agreement	Katten	N/A	Final

	Exhibit F—Form of Compliance Certificate	Katten	N/A	Final

	Exhibit 2.6—Share Payment Provisions	Katten	N/A	Final

2.	First Out Waterfall Notes in favor of each Term Lender	Katten	☒ Term Borrower	Executed

3.	Last Out Waterfall Note for Deerfield Partners, L.P.	Katten	☒ Term Borrower	Executed

4.	Amended and Restated Guaranty and Security Agreement	Katten	☒ Term Borrower ☒ Term Guarantors ☒ Term Agent	Executed

	Schedules to Amended and Restated Guaranty and Security Agreement	DLA		Final

	Schedule 1–Pledged Equity and Pledged Debt Instruments	Loan Parties/DLA	N/A

	Schedule 1A—Pledged Investment Property	Loan Parties/DLA	N/A

	Schedule 2—Filings and Perfection	Loan Parties/DLA	N/A

	Schedule 3—Grantor Information	Loan Parties/DLA	N/A

	Schedule 4—Places of Business/Location of Collateral	Loan Parties/DLA	N/A

	Schedule 5—Commercial Tort Claims	Loan Parties/DLA	N/A

	Schedule 6—Accounts	Loan Parties/DLA	N/A

	Schedule 7—Real Property	Loan Parties/DLA	N/A

	Schedule 8—Copyrights	Loan Parties/DLA	N/A

	Schedule 9—Intellectual Property Licenses	Loan Parties/DLA	N/A

	Schedule 10—Patents	Loan Parties/DLA	N/A

	Schedule 11—Trademarks	Loan Parties/DLA	N/A

5.	Perfection Certificate	Katten (form)/Loan Parties/DLA (substance)	☒ Term Borrower ☒ Term Guarantors	Executed

6.	UCC-1 Financing Statements for Endologix Canada, LLC	Katten	N/A	Recorded

7.	UCC-3 Financing Statement for Endologix Canada, LLC	Katten	N/A	Recorded

	Document	Responsible Party	Signatures	Status
8.	Original Warrants in favor of each Term Lender	Katten	☒ Term Borrower	Executed

9.	Amended and Restated Registration Rights Agreement	Katten	☒ Term Borrower ☒ Term Lenders	Executed

10.	Reaffirmation Agreement	Katten	☒ Term Borrower ☒ Term Guarantors ☒ Term Agent	Executed

11.	First Supplement to Patent Security Agreement(s)	Katten	☒ Applicable Term Borrower/Guarantor(s) ☒ Term Agent	Executed

	Schedule to First Supplement to Patent Security Agreement(s)	DLA		Final

12.	First Supplement to Trademark Security Agreement(s)	Katten	☒ Applicable Term Borrower/Guarantor(s) ☒ Term Agent	Executed

	Schedule to First Supplement to Trademark Security Agreement(s)	DLA		Final

13.	Executed Insurance Certificates of the Loan Parties and their Subsidiaries evidencing liability and casualty insurance, naming Term Agent on behalf of the Secured Parties as additional insured (liability insurance) or lender’s loss payee (casualty insurance) and providing for 30 days’ prior written notice before any such policy may be modified or cancelled (or 10 days’ prior written notice in the case of failure to pay any premiums thereunder)	DLA	☒ Insurance Broker (for insurance certificates)	Final (revised versions to come post-closing removing Trivascular Canada)

14.	Intercreditor Agreement	Katten	☒Term Borrower ☒ ABL Borrowers ☒ Term Agent ☒ ABL Agent	Executed

15.	Limited Waiver Letter	Katten	☒ Term Agent ☒Term Lenders ☒ Term Borrower ☒ Term Guarantors	Executed

16.	Irrevocable Proxies	Katten	☒ Applicable Term Guarantors	Executed

17.	8,677 Shares of Series A Preferred Stock in Cianna Medical, Inc. (with corresponding Stock Power)	DLA	☒ Term Borrower	Executed

	Document	Responsible Party	Signatures	Status
18.	Intercompany Subordination Agreement	Katten	☒ Term Borrower ☒ Term Guarantors ☒ Term Agent	Executed

B. CERTIFICATES AND MISCELLANEOUS

19.	Lien Searches and IP Searches for Loan Parties	Katten	N/A	Final

20.	Secretary’s Certificate of each Loan Party, attaching Organization Documents, resolutions, incumbency and good standings	DLA	☒ Term Guarantors	Executed

	A. Certificate of Incorporation or Formation	DLA	See attached Schedule A	See attached Schedule A

	B. Bylaws or Operating Agreement	DLA	See attached Schedule A	See attached Schedule A

	C. Resolutions	DLA	See attached Schedule A	See attached Schedule A

	D. Incumbency	DLA	See attached Schedule A	See attached Schedule A

	E. Good Standings	DLA	See attached Schedule A	See attached Schedule A

	Agreement Date Officer’s Certificate from an Authorized Officer of Endologix, Inc. certifying to each of the following:	DLA	☒ Term Borrower ☒ Term Guarantors

a) The conditions set forth in Section 2.2(a) have been satisfied and the terms set forth in Section 2.2(a) have been completely complied with

21.

b)  No Default or Event of Default shall have occurred or would result from the Disbursement or the use of the proceeds therefrom

c)  All of the representations and warranties in the Loan Documents are true and correct

d)  All conditions set forth in Section 4.1 of the Facility Agreement have been satisfied

Executed

22.	Solvency Certificate	DLA	☒ Term Borrower ☒ Term Guarantors	Executed

23.	Legal Opinion of the Loan Parties	DLA	☒ DLA	Executed

24.	Transfer Agent Letter as to shares outstanding	Loan Parties	☒ Transfer Agent	Executed

	Document	Responsible Party	Signatures	Status
	Landlord/Bailee Waivers A. 2 Musick and 35 Hammond, Irvine, County of Orange, CA 92618 U.S.A. B. 3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Loan Parties/DLA	☒ Applicable Loan Parties ☐ Applicable Landlord ☒ Term Agent ☒ ABL Agent	A. Executed B. Executed C. Katten comments 8/6 (to be finalized post-closing)

25.	C. UPS Warehouse Lien Agreement

• 378 Commercial Street, Malden, MA 02148

• 165 Chubb Avenue, Lyndhurst, NJ 07071

• 1130 Commerce Blvd, Swedesboro, NJ 08085

• 2250 Outerloop Drive, Louisville, KY 40219

	Account Control Agreements	Loan Parties/DLA	☒ Applicable Loan
	A. Wells Fargo		Parties	A. Executed

26.	B. Bank of America (with Activation)		☒ Applicable Bank ☒ Term Agent	B. Executed C. Executed

	C. Bank of America (without Activation)		☒ ABL Agent	D. Executed

D. Silicon Valley Bank (amendment)

	Executed Insurance Endorsements of the Loan Parties and their Subsidiaries evidencing liability and casualty insurance, naming Term Agent on behalf of the Secured Parties as additional	DLA	☐ Insurance Carriers (for insurance endorsements)	To come post-closing, adding Endologix Canada, LLC and removing ACF Finco

27.	insured (liability insurance) or lender’s loss payee (casualty insurance) and providing for 30 days’ prior written notice before any such policy may be modified or cancelled (or 10 days’ prior written notice in the case of failure to pay any premiums thereunder)

ABL AGREEMENT DOCUMENTS AND DELIVERABLES

	Document	Responsible Party	Signatures	Status
A.	DEBT DOCUMENTS – AGREEMENTS

1.	Credit Agreement	Katten	☒ ABL Borrowers ☒ ABL Agent ☒ ABL Lender	Executed

	Schedules to Credit Agreement			Final

.	Document	Responsible Party	Signatures	Status
	Schedule A-1 – Agent’s Account	Credit Parties/DLA	N/A

	Schedule A-2 – Authorized Person	Credit Parties/DLA	N/A

	Schedule C-1 – Commitments	Credit Parties/DLA	N/A

	Schedule D-1 – Designated Account	Credit Parties/DLA	N/A

	Schedule E-1 – Approved Account Debtor	Credit Parties/DLA	N/A

	Schedule P-1 – Existing Investments	Credit Parties/DLA	N/A

	Schedule 4.01(d) – Existing Liens	Credit Parties/DLA	N/A

	Schedule 4.01(f) – Existing Indebtedness	Credit Parties/DLA	N/A

	Schedule 4.03 – Litigation	Credit Parties/DLA	N/A

	Schedule 4.06 – Real Estate	Credit Parties/DLA	N/A

	Schedule 4.07 – Intellectual Property	Credit Parties/DLA	N/A

	Schedule 4.15 – Borrower’s Subsidiaries	Credit Parties/DLA	N/A

	Schedule 4.17 – Borrower’s Outstanding Shares of Stock, Options and Warrants	Credit Parties/DLA	N/A

	Schedule 4.18 – Material Contracts	Credit Parties/DLA	N/A

	Schedule 4.20 – Environmental	Credit Parties/DLA	N/A

	Schedule 4.22 – Labor Relations	Credit Parties/DLA	N/A

	Schedule 4.23 – Jurisdiction of Organization, Legal Name, Organizational Identification Number and Chief Executive Office	Credit Parties/DLA	N/A

	Schedule 4.33(a) – FDA/ Governmental Notices	Credit Parties/DLA	N/A

	Schedule 4.41 – Stock of the Subsidiaries of the Loan Parties	Credit Parties/DLA	N/A

	Schedule 4.45 – Inventory Location	Credit Parties/DLA	N/A

	Schedule 6.05 – Contingent Obligations	Credit Parties/DLA	N/A

	Schedule 6.07 – Transactions with Affiliates	Credit Parties/DLA	N/A

Exhibits to Credit Agreement

	Exhibit A -1 — Form of Assignment and Acceptance	Katten	N/A	Final

	Exhibit B-1 – Form of Borrowing Base Certificate (Agent)	Katten	N/A	Final

.	Document	Responsible Party	Signatures	Status
	Exhibit B-2 – Form of Borrowing Base Certificate (Third Party Agent)	Katten	N/A	Final

	Exhibit C-1 – Form of Compliance Certificate	Katten	N/A	Final

	Exhibit P-1 – Form of Perfection Certificate	Katten	N/A	Final

2.	Original Notes in favor of each ABL Lender	Katten	☒ ABL Borrower	Executed

3.	Guaranty and Security Agreement	Katten	☒ ABL Borrowers	Executed

☒ ABL Agent

	Schedules to Guaranty and Security Agreement	DLA

Schedule 1 – Pledged Equity and Pledged Debt Instruments

Schedule 1A – Pledged Investment Property

Schedule 2 – Filings and Perfection

Schedule 3 – Grantor Information

Schedule 4 – Places of Business / Location of Collateral

Schedule 5 – Commercial Tort Claims

Schedule 6 - Accounts

Schedule 7 – Real Property

Schedule 8 - Copyrights

Schedule 9 – Intellectual Property Licenses

Schedule 10 - Patents

Schedule 11 - Trademarks

Annexes to Guaranty and Security Agreement

Annex I – Form of Joinder and Security Agreement

4.	Perfection Certificate	Katten (form)/Credit Parties/DLA (substance)	See above	See above

5.	UCC-1 Financing Statements for each Credit Party	Katten	N/A	Agreed

.	Document	Responsible Party	Signatures	Status

6.	Executed Insurance Certificates of the Credit Parties and their Subsidiaries evidencing liability and casualty insurance, naming the ABL Agent on behalf of the Secured Parties as additional insured (liability insurance) or lender’s loss payee (casualty insurance) and providing for 30 days’ prior written notice before any such policy may be modified or cancelled (or 10 days’ prior written notice in the case of failure to pay any premiums thereunder)	DLA	☒ Insurance Broker	Final (revised versions to come post-closing removing Trivascular Canada)

7.	Intercreditor Agreement	Katten	See above	See above

8.	Intercompany Subordination Agreement	DLA/Katten	☒ ABL Borrowers ☒ ABL Agent	Executed

9.	Patent Security Agreement(s)	Katten	☒ Applicable ABL Borrower(s) ☒ ABL Agent	Executed

	Schedule to Patent Security Agreement(s)	DLA		Final

10.	Trademark Security Agreement(s)	Katten	☒ Applicable ABL Borrower(s) ☒ ABL Agent	Executed

	Schedule to Trademark Security Agreement(s)	DLA		Final

B.	CERTIFICATES AND MISCELLANEOUS

11.	Lien Searches and IP Searches for Credit Parties	DLA	N/A	See above

12.	Secretary’s Certificate of each Credit Party, attaching Organization Documents, resolutions, incumbency and good standings	DLA	☒ ABL Borrowers

	A. Certificate of Incorporation or Formation	DLA	See attached Schedule A	See attached Schedule A

	B. Bylaws or Operating Agreement	DLA	See attached Schedule A	See attached Schedule A

	C. Resolutions	DLA	See attached Schedule A	See attached Schedule A

	D. Incumbency	DLA	See attached Schedule A	See attached Schedule A

	E. Good Standings	DLA	See attached Schedule A	See attached Schedule A

13.	Agreement Date Officer’s Certificate from an Authorized	DLA	☒ ABL Borrowers	Executed

.	Document	Responsible Party	Signatures	Status
Officer of Endologix, Inc.

certifying to each of the following:

a) Since December 31, 2017, the absence of any MAE

b) The representations and warranties of each Credit Party contained in the Financing Documents are true, correct and complete on and as of the Closing Date, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty is true and correct as of such earlier date

c) All conditions set forth in Section 7.1 of the Facility Agreement have been satisfied

d) Immediately after such borrowing and after application of the proceeds thereof or after such issuance, the Revolving Loan Outstandings will not exceed the Revolving Loan Limit

e) Immediately before and after such advance or issuance, no Default or Event of Default shall have occurred and be continuing

14.	Solvency Certificate	DLA	☒ ABL Borrower	Executed

15.	Borrowing Base Certificate	DLA	☒ ABL Borrower	Final

16.	Legal Opinion of the Credit Parties	DLA	☒ DLA	Executed

17.	Receipt by the ABL Agent and the ABL Lender of any fees, costs and expenses required to be paid on or before the Closing Date	Credit Parties	N/A	Final

18.	Receipt by ABL Agent and ABL Lender at least 3 Business Days prior to the Agreement Date all KYC and anti-money laundering rules and regulations	Credit Parties	☒ Credit Parties	Final

.	Document	Responsible Party	Signatures	Status
19.	Cortland Administrative Services Agreement	ABL Agent	☒ Deerfield ELGX Revolver, LLC (Customer) ☒ Cortland Capital Market Services LLC (Administrator)	Executed

20.	Cortland Fee Proposal	ABL Agent		Agreed

21.	Landlord/Bailee Waivers	Credit Parties/DLA	See above	See above

22.	Account Control Agreements	Credit Parties/DLA	See above	See above

	Executed Insurance Endorsements of the Credit Parties and their Subsidiaries evidencing liability and casualty insurance, naming the ABL Agent on behalf of the Secured Parties as additional insured (liability insurance) or	DLA	☐ Insurance Carriers	To come post-closing, adding

23.	lender’s loss payee (casualty insurance) and providing for 30 days’ prior written notice before any such policy may be modified or cancelled (or 10 days’ prior written notice in the case of failure to pay any premiums thereunder)			Endologix Canada, LLC and removing ACF Finco

Schedule A

Secretary’s Certificates

Borrower/Guarantor			Certificate of
Facility Agreement	ABL Agreement	Loan Party/Credit Party	Formation / Articles of Organization	Operating Agreement / Bylaws	Resolutions	Incumbency	Good Standings
Borrower	Borrower	Endologix, Inc., a Delaware corporation	Rec’d	Rec’d	Executed	Executed	Rec’d CA, DE

Guarantor	Borrower	CVD/RMS Acquisition Corp., a Delaware corporation	Rec’d	Rec’d	Executed	Executed	Rec’d DE

Guarantor	Borrower	Nellix, Inc., a Delaware corporation	Rec’d	Rec’d	Executed	Executed	Rec’d DE

Guarantor	Borrower	TriVascular Technologies, Inc., a Delaware corporation	Rec’d	Rec’d	Executed	Executed	Rec’d CA, DE

Guarantor	Borrower	TriVascular, Inc., a California corporation	Rec’d	Rec’d	Executed	Executed	Rec’d CA

Guarantor	Borrower	Endologix Canada, LLC, a Delaware limited liability company (f/k/a Trivascular Canada, LLC)	Rec’d	Rec’d	Executed	Executed	Rec’d CA, DE

Guarantor	Borrower	TriVascular Sales LLC, a Texas limited liability company	Rec’d	Rec’d	Executed	Executed	Rec’d TX

Guarantor	Borrower	RMS/Endologix Sideways Merger Corp., a Delaware corporation	Rec’d	Rec’d	Executed	Executed	Rec’d DE

EXHIBIT E

~~FORM OF REGISTRATION RIGHTS AGREEMENT~~

[~~To be attached]~~Reserved]

EXHIBIT A-II

Amended and Restated Schedules to Amended Facility Agreement

[Attached]

Schedule P-1

Existing Investments

Name of Issuer	Description and Value of Security	Loan Party/Subsidiary
Cianna Medical, Inc.	8,677 Shares of Series A Preferred Stock	Endologix, Inc.

WEST\285787151.3

Schedule 2.4

List of Agreement Date Lenders and Such Lenders’ Wire Instructions and Information for Notices

Name of Lender	Wire Instructions/ Address for Payments to Lender	Information for Notices
Deerfield Partners,	Citibank, N.A. New York	Deerfield Partners, L.P.
L.P.	ABA # 021-000-089	c/o Deerfield Management Company,
	A/C Morgan Stanley & Co. NY	L.P.
	A/C # 38890774	780 Third Avenue, 37th Floor
	Sub A/C Deerfield Partners, L.P.	New York, NY 10017
	Sub A/C # 038-036208	Facsimile: 212-599-3075
E-mail: dclark@deerfield.com
Attn: David J. Clark, Esq.

With a copy to (which shall not be
deemed to constitute notice):

Katten Muchin Rosenman LLP
575 Madison Avenue
New York NY 10022-2585
Facsimile: (212) 894-5877
E-mail: mark.fisher@kattenlaw.com
and mark.wood@kattenlaw.com
Attn: Mark I. Fisher, Esq.
Attn: Mark D. Wood, Esq.

Name of Lender	Wire Instructions/ Address for Payments to Lender	Information for Notices
Deerfield Private	Citibank, N.A. New York	Deerfield Private Design Fund III,
Design Fund III, L.P.	ABA # 021-000-089	L.P.
	A/C Morgan Stanley & Co. NY	c/o Deerfield Management Company,
	A/C # 38890774	L.P.
	Sub A/C Deerfield Private Design	780 Third Avenue, 37th Floor
	Fund III, L.P.	New York, NY 10017
	Sub A/C # 038CDKGC9	Facsimile: 212-599-3075
E-mail: dclark@deerfield.com
Attn: David J. Clark, Esq.

With a copy to (which shall not be
deemed to constitute notice):

Katten Muchin Rosenman LLP
575 Madison Avenue
New York NY 10022-2585
Facsimile: (212) 894-5877
E-mail: mark.fisher@kattenlaw.com
and mark.wood@kattenlaw.com
Attn: Mark I. Fisher, Esq.
Attn: Mark D. Wood, Esq.

Deerfield Private	Citibank, N.A. New York	Deerfield Private Design Fund IV,
Design Fund IV, L.P.	ABA # 021-000-089	L.P.
	A/C Morgan Stanley & Co. NY	c/o Deerfield Management Company,
	A/C # 38890774	L.P.
	Sub A/C Deerfield Private Design	780 Third Avenue, 37th Floor
	Fund IV, L.P.	New York, NY 10017
	Sub A/C # 038CDNH16	Facsimile: 212-599-3075
E-mail: dclark@deerfield.com
Attn: David J. Clark, Esq.

With a copy to (which shall not be
deemed to constitute notice):

Katten Muchin Rosenman LLP
575 Madison Avenue
New York NY 10022-2585
Facsimile: (212) 894-5877
E-mail: mark.fisher@kattenlaw.com
and mark.wood@kattenlaw.com
Attn: Mark I. Fisher, Esq.
Attn: Mark D. Wood, Esq.

Schedule 3.1(d)

Existing Liens

None.

Schedule 3.1(f)

Existing Indebtedness

None.

Schedule 3.1(h)

Litigation

Vicky Nguyen v. Endologix, Inc., et al.: (Filed January 3, 2017 in the United States District Court, Central District of California; Case No. 2:17-cv-00017). A putative shareholder class action pending in the U.S. District Court for the Central District of California. Lead plaintiff in Nguyen asserts multiple causes of action for securities fraud based on allegations that Borrower and two of its executives, John McDermott, former Chief Executive Officer of Borrower, and Vaseem Mahboob, Chief Financial Officer of Borrower misled investors by opining optimistically about Borrower’s prospects for FDA pre-market approval of the Nellix EVAS System. On March 15, 2019, lead plaintiff filed an appeal of the District Court’s September 2018 dismissal with prejudice of lead plaintiff’s Second Amended Complaint. Borrower continues to believe that lead plaintiff’s complaints are meritless. On December 5, 2017, the District Court granted Borrower’s motion to dismiss lead plaintiff’s First Amended Complaint, with leave to amend. On January 9, 2018, lead plaintiff filed a Second Amended Complaint. Borrower’s motion for dismissal of the Second Amended Complaint with prejudice was granted on September 6, 2018. On October 6. 2018, lead plaintiff filed a notice of appeal of the District Court’s decision, and on March 15, 2019, lead plaintiff filed its appeal.

Derivative Lawsuits: As of June 11, 2017, four shareholders have filed derivative lawsuits on behalf of Borrower, the nominal plaintiff, based on allegations substantially similar to those alleged by lead plaintiff in Nguyen. Those actions consist of: Sindlinger v. McDermott et al., Case No. BC662280 (Los Angeles Superior Court); Abraham v. McDermott et al., Case No. 30-2018-00968971-CU-BT-CSC (Orange County Superior Court); and Green v. McDermott et al., Case No. 8:17-cv-01155-AB (PLAx), consolidated with Cocco v. McDermott et al., Case No. 8:17-cv-01183-AB (PLAx) (U.S. District Court for the Central District of California). Plaintiffs in the Sindlinger, Abraham and Green derivative actions have agreed to stay litigation pending resolution of the Nguyen action. A related case, Ahmed v. Endologix, Inc., et al. (Filed January 11, 2017 in the United States District Court, Central District of California; Case No. 8:17-cv-00061) was consolidated into Nguyen v. Endologix, Inc.

Certain Notices: The Loan Parties have received three unrelated notices from individuals claiming that certain of our products read on certain issued patents held by such individuals. The Loan Parties, after consultation with independent patent counsel, strongly disagree with these claims; however, it is possible that should these claims proceed to litigation, that Borrower’s aggregate liability arising for monetary judgements or other reliefs arising out of these matters could exceed $2,000,000. Since it is presently not possible to determine the outcome of any future discussions with these individuals in regard to their patents, and whether or not litigation will ensue, or the outcomes associated with potential litigation, no provision has been made in Borrower’s financial statements for the ultimate resolution.

Schedule 3.1(j)

Authorizations

Borrower is required to file a Listing of Additional Shares notification with Nasdaq to cover the shares of Common Stock underlying the Warrants, and any shares issuable pursuant to the conversion rights set forth in the First Out Waterfall Notes.

Schedule 3.1(m)

Real Estate

Owned Real Property:

Loan Party or Subsidiary	Complete street and mailing address, including zip code
N.A.

Leased Real Property:

Loan Party or Subsidiary	Complete street and mailing address, including zip code	Landlord name and contact information
Endologix, Inc.	2 Musick, Irvine, County of Orange, California 92618 U.S.A.; 33 and 35 Hammond, Irvine, County of Orange, California 92618 U.S.A.	The Northwestern Mutual Life Insurance Company

Endologix International Holdings B.V.	Burgemeester Burgerslaan 40, 5245 NH Rosmalen, The Netherlands	N.A.

TriVascular Technologies, Inc.	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Sonoma Airport Properties LLC

Endologix Singapore Private Limited	10 Anson Road #21-04 & #21-04A International Plaza Singapore 079903	Stamcorp International Pte Ltd.

Endologix International B.V.	Rahmannstraße 11, 65760 Eschborn, Germany	N.A.

Subleased Real Property:

Loan Party or Subsidiary	Complete street and mailing address, including zip code	Landlord and sublandlord name and contact information

Other Real Property Operated or Occupied:

Loan Party or Subsidiary	Complete street and mailing address, including zip code	Nature of use
ELGX South Korea Ltd.	A-311, M-Sate, 114 Beopwon-ro, Songpa-gu, Seoul, South Korea	Office

Schedule 3.1(n)

Intellectual Property

The items disclosed in Schedule 3.1(h) with the lead-in “Certain Notices”.

On May 7, 2018, Borrower received notice from Medtronic, Inc. (“Medtronic”) that Medtronic believes Borrower’s Ovation product appears to use one or more claims of certain Medtronic patents. Borrower has assessed, this claim. Borrower has a robust patent portfolio at its disposal, and after conducting analysis believes that one or more of Medtronic’s products appears to use one or more claims of Borrower’s patents. Borrower has commenced discussions with Medtronic regarding potential cross-licenses of the parties’ respective patents. Since it is presently not possible to determine the outcome of any future discussions with Medtronic in regard to the respective parties’ patents, and whether or not litigation will ensue, or the outcomes associated with potential litigation, no provision has been made in Borrower’s financial statements for the ultimate resolution.

Schedule 3.1(x)

Borrower’s Subsidiaries

Parent	Percentage ownership	Name of Subsidiary	Jurisdiction of Subsidiary	Date of formation of Subsidiary	Federal employer ID no. of Subsidiary	Organizational identification no. of Subsidiary
Endologix, Inc.	100%	Nellix, Inc.	Delaware	03/20/2001	94-3398416	3359980

Endologix, Inc.	100%	CVD/RMS Acquisition Corp.	Delaware	12/13/1998	33-0928438	2955166

Endologix, Inc.	100%	RMS/Endologix Sideways Merger Corp.	Delaware	05/30/2002	03-0512974	3530477

Endologix, Inc.	100%	Endologix Singapore Private Limited	Singapore	01/13/2015	N.A.	N.A.

Endologix, Inc.	100%	ELGX International Holdings GP	Cayman Islands	07/05/2011	N.A.	N.A.

Endologix, Inc.	100%	Endologix New Zealand Co.	New Zealand	05/31/2012	N.A.	N.A.

Endologix, Inc.	100%	ELGX South Korea Ltd.	South Korea	12/07/2017	N.A.	N.A.

Endologix, Inc. ELGX International Holdings GP	99% 1%	Endologix Bermuda L.P.	Bermuda	07/24/2012	N.A.	N.A.

Endologix International Holdings B.V.	100%	Endologix Poland spolkda z ograniczona odpowiedzialnoscia	Poland	03/26/2015	N.A.	N.A.

Endologix Bermuda L.P.	100%	Endologix International Holdings B.V.	The Netherlands	08/22/2011	N.A.	N.A.

Endologix International Holdings B.V.	100%	Endologix Italia S.r.l.	Italy	06/04/2012	N.A.	N.A.

Endologix International holdings B.V.	100%	Endologix International B.V.	The Netherlands	08/22/2011	N.A.	N.A.

Endologix, Inc.	100%	TriVascular Technologies, Inc.	Delaware	07/11/2007	87-0807313	4387054

TriVascular Technologies, Inc.	100%	TriVascular, Inc.	California	01/05/1998	68-0402620	C2065374

TriVascular, Inc.	100%	TriVascular Sales, LLC	Texas	08/23/2012	46-0859179	0801644988

Parent	Percentage ownership	Name of Subsidiary	Jurisdiction of Subsidiary	Date of formation of Subsidiary	Federal employer ID no. of Subsidiary	Organizational identification no. of Subsidiary
TriVascular, Inc.	100%	Endologix Canada, LLC	Delaware	11/25/2014	N.A.	5647226

TriVascular, Inc.	100%	TriVascular Germany GmbH	Germany	05/14/2012	N.A.	N.A.

TriVascular, Inc.	100%	TriVascular Switzerland Sarl	Switzerland	04/30/2010	N.A.	N.A.

TriVascular, Inc.	100%	TriVascular Italia S.R.L.	Italy	04/08/2010	N.A.	N.A.

Schedule 3.1(z)

Borrower’s Outstanding Shares of Stock, Options and Warrants

Name of Issuer	Authorized Securities	Issued and Outstanding Securities	Certificated (Yes or No)	Loan Party/Subsidiary Owner
	170,000,000 Shares of Common Stock, $0.001 par value	10,390,631 Shares of Common Stock Issued and 10,347,913 Outstanding[1]	Yes	N.A.

Endologix, Inc.	5,000,000 Shares of Preferred Stock, $0.001 par value, undesignated	Zero Shares of Preferred Stock	Yes, when issued	N.A.

Nellix, Inc.	1,000 Shares of Common Stock, $0.001 par value	100 Shares of Common Stock	Yes	Endologix, Inc.

CVD/RMS Acquisition Corp.	100 Shares of Common Stock, $0.001 par value	100 Shares of Common Stock	Yes	Endologix, Inc.

ELGX South Korea, Ltd.	20,000 Contribution Units, KRW 5,000 par value	20,000 Contribution Units	No	Endologix, Inc.

RMS/Endologix Sideways Merger Corp.	100 Shares of Common Stock, $0.001 par value	100 Shares of Common Stock	Yes	Endologix, Inc.

TriVascular Technologies, Inc.	1,000 Shares of Common Stock, $0.001 par value	100 Shares of Common Stock	Yes	Endologix, Inc.

ELGX International Holdings GP	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	No	Endologix, Inc.

Endologix Bermuda, L.P.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	No	Endologix, Inc.

Endologix Singapore Private Limited	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix, Inc.

Endologix New Zealand Co.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix, Inc.

[1]	As of March 25, 2019, any material changes to such amount as of the Second Amendment Effective Date are de minimis.

Name of Issuer	Authorized Securities	Issued and Outstanding Securities	Certificated (Yes or No)	Loan Party/Subsidiary Owner
TriVascular, Inc.	100 Shares of Common stock, $0.01 par value	100 Shares of Common Stock	No	TriVascular Technologies, Inc.

Endologix International Holdings B.V.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix Bermuda, L.P.

Endologix Poland spolkda z ograniczona odpowiedzialnos cia	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix International Holdings B.V.

Endologix International B.V.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix International Holdings B.V.

Endologix Italia S.r.l	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix International Holdings B.V.

TriVascular Sales LLC	1,000 Units of Membership Interests	1,000 Units of Membership Interests	No	TriVascular, Inc.

Endologix Canada, LLC	1,000 Units of Membership Interests	1,000 Units of Membership Interests	No	TriVascular, Inc.

TriVascular Italia Sarl	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	TriVascular, Inc.

TriVascular Germany GmbH	Unspecified number of Company Interests	Unspecified number of Company Interests	No	TriVascular, Inc.

TriVascular Switzerland Sárl	Unspecified number of Company Interests	Unspecified number of Company Interests	No	TriVascular, Inc.

Options and Equity Incentive/Compensation Plans:

Equity Awards: Borrower’s 2015 Stock Incentive Plan as amended (the “2015 Plan”) authorizes the grant of equity awards to purchase up to 1.63 million shares of Common Stock. As of March 25, 2019, approximately 1.22 million shares were reserved for issuance under outstanding stock options, including stock options granted under equity compensation plans preceding the 2015 Plan, and approximately 490,000 shares were subject to unvested restricted stock awards. The outstanding stock options have exercise prices ranging from $5.80 to $175.80 and a weighted average exercise price of $50.81. Any changes to the items discussed in this paragraph as of the Second Amendment Effective Date are de minimis.

Amended and Restated 2006 Employee Stock Purchase Plan (the “ESPP”): As of March 25, 2019, approximately 40,000 shares of Common Stock were available for issuance under the ESPP. Any changes to such amount as of the Second Amendment Effective Date are de minimis.

2017 Inducement Stock Incentive Plan: The Board has reserved 400,000 shares of Borrower’s Common Stock for issuance pursuant to awards granted under the 2017 Inducement Stock Incentive Plan. As of March 25, 2019, approximately 80,000 shares of Common Stock were available for issuance under this plan. Any changes to such amount as of the Second Amendment Effective Date are de minimis.

Non-Plan Inducement Grants: In connection with its merger with TriVascular Technologies, Inc., on February 4, 2016 Borrower issued non-plan inducement stock options to purchase 140,000 shares of Common Stock at an exercise price of $75.30 per share, and non-plan inducement restricted stock units for approximately 8,000 shares of Common Stock.

Warrants:

In connection with its merger with TriVascular Technologies, Inc. on February 3, 2016, Borrower assumed unexercised out-of-the-money warrants of TriVascular Technologies, Inc., which converted into warrants to purchase 3,508 shares of Common Stock, 2,426 at an exercise price of $125.80 per share and 1,082 at an exercise price of $282.10 per share.

Borrower has previously issued warrants to Lenders to purchase an aggregate of (i) 647,001 shares of Common Stock of Borrower at an exercise price of $92.30 per share, and (ii) 875,001 shares of Common Stock of Borrower at an exercise price of $47.10 per share. The number of shares of Common Stock of Borrower into which the warrants are exercisable and the exercise price of the warrants were adjusted pursuant to the 1-for-10 reverse stock split effected by Borrower in early March 2019, and will be further adjusted to reflect any future stock splits, recapitalizations or similar adjustments in the number of outstanding shares of Common Stock of Borrower.

Convertible Notes:

3.25% Convertible Notes; 5.0% Convertible Senior Notes: On November 2, 2015, Borrower issued $125.0 million aggregate principal amount of 3.25% Convertible Notes. The initial conversion rate of the 3.25% Convertible Notes is 8.9431 shares of Common Stock per $1,000 principal amount of 3.25% Convertible Notes, which represents an initial conversion price of approximately $111.82 per share. Pursuant to the terms of the Facility Agreement with Deerfield, $40.5 million of the aggregate principal amount of the 3.25% Convertible Notes was cancelled; $84.5 million aggregate principal amount of 3.25% Convertible Notes were thereafter outstanding. As of the Second Amendment Effective Date, approximately $73.36 million of the remaining $84.5 million of 3.25% Convertible Notes have been exchanged for new 5.0% Convertible Senior Notes due 2024.

Pursuant to this Agreement the Borrower may issue Conversion Shares upon exercise under the Notes by Lenders.

Other Rights to Securities of Borrower:

In connection with its merger with Nellix, Inc. (“Nellix”), Borrower agreed to issue shares of Common Stock to the former stockholders of Nellix upon Borrower’s receipt of FDA approval to sell its Nellix EVAS System in the United States (the “PMA Milestone”). The number of shares of Common Stock issuable to the former stockholders of Nellix upon achievement of the PMA Milestone shall equal the quotient obtained by dividing $15.0 million by the average per share closing price of Common Stock on The Nasdaq Global Select Market for each of the 30 consecutive trading days ending with the fifth trading day immediately preceding the date of Borrower’s receipt of FDA approval to sell its Nellix EVAS System in the United States, subject to a stock price floor of $45.00 per share, but not subject to a stock price ceiling.

In June 2018, Borrower received the approval of its stockholders to conduct an exchange program (the “Existing Exchange Program”) in which eligible employee stock option holders would have the ability to exchange certain “out-of-the-money” stock options for restricted stock units (“RSUs”) of Borrower pursuant to fixed exchange ratios. . The material terms of the Exchange Program are as set forth in proposal 6 of the Company’s definitive proxy statement in respect of its annual meeting of stockholders held on June 14, 2018.

Registration Rights

Amended and Restated Registration Rights Agreement dated as of August 9, 2018, as amended by the [Amendment], by and among the Borrower the Lenders and Agent.

Agreement and Plan of Merger and Reorganization, dated October 27, 2010, by and among Borrowerthe, Nepal Acquisition Corporation, Nellix, Inc., certain of Nellix, Inc.’s stockholders listed therein and Essex Woodlands Health Ventures, Inc., as representative of Nellix, Inc.’s stockholders (Section 6.12 contains registration obligation)

At-the-Market Equity Offering Sales Agreement, dated May 31, 2018, by and between Borrower and Stifel, Nicolaus & Company, Incorporated pursuant to which Stifel has agreed to use commercially reasonable efforts to sell on the Company’s behalf up to $50,000,000 in aggregate gross process of the Company’s common stock pursuant to the terms instructed by the Company. The Company is obligated to pay Stifel at a fixed commission rate of up to 3.0% of the gross sales price of its common stock sold pursuant to the agreement.

Schedule 3.1(aa)

Material Contracts

•	Cross License Agreement dated as of October 26, 2011, by and between Borrower and Bard Peripheral Vascular, Inc.

•	Settlement Agreement, dated October 16, 2012 by and among Borrower, Cook Incorporated, Cook Group and Cook Medical, Inc.

•

Standard Industrial/Commercial Multi-Tenant Lease—Net, for 2 Musick, Irvine, California and 33 & 35 Hammond, Irvine, dated June 12, 2013, by and between Borrower and The Northwestern Mutual Life Insurance Company.

•

Lease for Santa Rosa facility for the building located at 3910 Brickway Boulevard, Santa Rosa, California as set forth in the Third Amendment to Lease, by and between Trivascular, Inc. and Sonoma Airport Properties LLC and the earlier agreements described herein.

Schedule 3.1(dd)

Environmental

None.

Schedule 3.1(ff)

Labor Relations

None.

Schedule 3.1(gg)

Jurisdiction of Organization, Legal Name, Organizational Identification Number and Chief Executive Office

Loan Party	Jurisdiction of organization	All other jurisdictions of organization of Loan Party for 5 years preceding the Agreement Date	Legal name	All other legal names of Loan Party for 5 years preceding the Agreement Date	Organizational identification no.	Location of chief executive office or sole place of business: other offices or facilities
Endologix, Inc.	Delaware	N.A.	Same as loan party name at left	N.A.	2338745	2 Musick, Irvine, County of Orange, California 92618 U.S.A.

Endologix, Inc.	Delaware	N.A.	Same as loan party name at left	N.A.	2338745	33 and 35 Hammond, Irvine, County of Orange, California 92618 U.S.A.

Nellix, Inc.	Delaware	N.A.	Same as loan party name at left	N.A.	3359980	2 Musick, Irvine, County of Orange, California 92618 U.S.A.

CVD/RMS Acquisition Corp.	Delaware	N.A.	Same as loan party name at left	N.A.	2955166	2 Musick, Irvine, County of Orange, California 92618 U.S.A.

TriVascular Technologies, Inc.	Delaware	N.A.	Same as loan party name at left	N.A.	4387054	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A

TriVascular, Inc.	California	N.A.	Same as loan party name at left	N.A.	C2065374	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A

Endologix Canada, LLC	Delaware	N.A.	Same as loan party name at left	Trivascular Canada LLC	5647226	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A

RMS/Endologix Sideways Merger Corp.	Delaware	N.A.	Same as loan party name at left	N.A.	3530477	2 Musick, Irvine, County of Orange, California 92618 U.S.A.

Trivascular Sales LLC	Texas	N.A.	Same as loan party name at left	N.A.	801644988	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A

Schedule 3.1(hh)

Inventory Location

The following are all of the locations where a Loan Party or any of the Loan Parties’ Subsidiaries, respectively, maintains Inventory and Equipment:

Complete Address	Loan Party/Subsidiary
2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Endologix, Inc.

33 & 35 Hammond, Irvine, County of Orange, CA 92618 U.S.A	Endologix, Inc.

3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	TriVascular Technologies, Inc.

TriVascular, Inc.

10 Anson Road #21-04 & #21-04A	Endologix, Inc.
International Plaza Singapore 079903

A-311, M-Sate, 114 Beopwon-ro, Songpa-gu, Seoul, South Korea	Endologix, Inc.

Burgemeester Burgerslaan 40, 5245 NH Rosmalen, The Netherlands	Endologix International Holdings B.V.

Rahmannstraße 11, 65760 Eschborn, Germany	Endologix International B.V.

The following are the names and addresses of all warehousemen, bailees, or other third parties who have possession of any of the Loan Parties’ Inventory or the Inventory of any of the Loan Parties’ Subsidiaries:

Name	Complete Street and Mailing Address, including Zip Code	Loan Party/Subsidiary
UPS	378 Commercial Street, Malden, MA 02148	Endologix, Inc.

165 Chubb Avenue, Lyndhurst, NJ 07071

1130 Commerce Blvd, Swedesboro, NJ 08085

2250 Outerloop Drive, Louisville, KY 40219

205 Kelsey Lane, Suite D, Tampa, FL 33619

Name	Complete Street and Mailing Address, including Zip Code	Loan Party/Subsidiary
	2850 South Roosevelt Street, Ste 103, Tempe, AZ 85282	AZ 85282

Rhenus	Doctor Paul Janssenweg 150, 5026 RH Tilburg, The Netherlands	Endologix International Holdings B.V.

STOK UK Limited	One Fleet Place, London EC4M 7Ws	Endologix International B.V.

Flexential	3330 E Lone Mountain Road, North Las Vegas, NV 89081	Endologix, Inc.

TNT Express Korea	54 Yangcheon-ro, Gangseo-gu, Seoul 07522	Endologix, Inc.

In addition to the foregoing:

•

In the Ordinary Course of Business, the Loan Party or any of the Loan Parties Subsidiaries’ sales representatives hold Trunk Inventory in their possession for sales calls and procedures, which Trunk Inventory is not held at a specific location or locations.

•	Certain Inventory of the Loan Party or any of the Loan Parties’ Subsidiaries is held by numerous third parties on a consignment basis at various locations.

Schedule 3.1 (jjj)

See above Schedule 3.1(z).

Schedule 5.1(q)

Other Loan Documents to Be Form 8-K Exhibits

Each of the following agreements, instruments and documents, including the schedules, exhibits and annexes thereto:

•	the Agreement

•	the Notes;

•	the Security Agreement;

•	the Intercompany Subordination Agreement;

•	the Intercreditor Agreement;

•	the Reaffirmation Agreement;

•	the Warrants;

•	the Registration Rights Agreement;

•	the Patent Security Agreement; and

•	the Trademark Security Agreement.

Schedule 5.2(iv)

Contingent Obligations

None.

Schedule 5.2(vii)

Transactions with Affiliates

Investments of Inventory pursuant to clause (j) of the definition of Permitted Investments

EXHIBIT A-III

Amended and Restated Schedules to Security Agreement

[Attached]

SCHEDULE 1

PLEDGED EQUITY AND PLEDGED DEBT INSTRUMENTS

Pledged Equity:

Grantor (owner of Record of such Pledged Equity)	Issuer	Par Value	No. of Shares, Units or Interests Owned	Total Shares, Units or Interests Authorized and Outstanding	Percentage of Shares, Units or Interests Owned	Certificate (Indicate No.)
Endologix, Inc.	Nellix, Inc.	$ 0.001	100 Shares	1,000 Shares Authorized; 100 Shares Outstanding	100%	65

Endologix, Inc.	CVD/RMS Acquisition Corp.	$ 0.001	100 Shares	100 Shares Authorized and Outstanding	100%	4

Endologix, Inc.	RMS/Endologix Sideways Merger Corp.	$ 0.001	100 Shares	100 Shares Authorized and Outstanding	100%	Com-1

Endologix, Inc.	TriVascular Technologies, Inc.	$ 0.001	100 Shares	1,000 Shares Authorized; 100 Shares Outstanding	100%	60

Endologix, Inc.	ELGX International Holdings GP	N.A.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	100%	N.A.

Endologix, Inc.	Endologix Bermuda L.P.	N.A.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	99%	N.A.

Grantor (owner of Record of such Pledged Equity)	Issuer	Par Value	No. of Shares, Units or Interests Owned	Total Shares, Units or Interests Authorized and Outstanding	Percentage of Shares, Units or Interests Owned	Certificate (Indicate No.)
ELGX International Holdings GP	Endologix Bermuda L.P.	N.A.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	1%	N.A.

Endologix, Inc.	Endologix Singapore Private Limited	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix, Inc.	Endologix New Zealand Co.	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix, Inc.	ELGX South Korea Ltd	5,000 KRW	20,000 Contribution Units	20,000 Contribution Units Authorized and Outstanding	100%	N.A.

TriVascular Technologies, Inc.	TriVascular, Inc.	$0.01	100 Shares	100 Shares Authorized and Outstanding	100%	CS-4

TriVascular, Inc.	TriVascular Sales LLC	N.A.	1,000 Units of Membership Interests	1,000 Units of Membersh ip Interests	100%	N.A.

TriVascular, Inc.	TriVascular Germany GmbH	N.A.	Unspecified number of Company Interests	Unspecified number of Company Interests	100%	N.A.

TriVascular, Inc.	TriVascular Switzerland Sarl	N.A.	Unspecified number of Company Interests	Unspecified number of Company Interests	100%	N.A.

Grantor (owner of Record of such Pledged Equity)	Issuer	Par Value	No. of Shares, Units or Interests Owned	Total Shares, Units or Interests Authorized and Outstanding	Percentage of Shares, Units or Interests Owned	Certificate (Indicate No.)
TriVascular, Inc.	Endologix Canada, LLC	N.A.	1,000 Units of Membership Interests	1,000 Units of Membersh ip Interests	100%	N.A.

TriVascular, Inc.	TriVascular, Inc. Italia Sarl	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix Bermuda L.P.	Endologix International Holdings B.V.	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix International Holdings B.V.	Endologix Poland spolkda z ograniczona odpowiedzialnos cia	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix International Holdings B.V.	Endologix Italia Sarl	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix International Holdings B.V.	Endologix International B.V.	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Pledged Debt Instruments:

Grantor (owner of Record of such Pledged Debt Instrument)	Issuer	Description of Debt	Final Maturity	Principal Amount	Certificate (Indicate No.)
N.A.

SCHEDULE 1A

PLEDGED INVESTMENT PROPERTY

Name of Issuer	Description and Value of Security	Loan Party/Subsidiary
Cianna Medical, Inc.	8,677 Shares of Series A Preferred Stock	Endologix, Inc.

See Schedule 1.

SCHEDULE 2

FILINGS AND PERFECTION

To be attached.

SCHEDULE 3

GRANTOR INFORMATION

GRANTOR (exact legal name)	STATE/COUNTRY OF ORGANIZATION	FEDERAL EMPLOYER IDENTIFICATION NUMBER	CHIEF EXECUTIVE OFFICE	ORGANIZATIONAL IDENTIFICATION NUMBER

Endologix, Inc.	Delaware	68-0328265	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	2338745

CVD/RMS Acquisition Corp.	Delaware	33-0928438	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	2955166

RMS/Endologix Sideways Merger Corp	Delaware	03-0512974	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	3530477

Nellix, Inc.	Delaware	94-3398416	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	3359980

TriVascular Technologies, Inc.	Delaware	87-0807313	3910 Brickway Blvd., County of Santa Rosa, Sonoma, CA 95403 U.S.A.	4387054

TriVascular, Inc.	California	68-0402620	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	C2065374

Endologix Canada, LLC	Delaware	47-2442872	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	5647226

TriVascular Sales LLC	Texas	46-0859179	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	801644988

SCHEDULE 4

PLACES OF BUSINESS / LOCATION OF COLLATERAL

Grantor	Location	Specify Whether Location Has (i) Inventory and/or Equipment, (ii) Books and Records, or (iii) Both	Interest	Lessor/Property Owner/Lessee
Endologix, Inc.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Both	Lease	The Northwestern Mutual Life Insurance Company, att: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

Endologix, Inc.	33 & 35 Hammond, Irvine, County of Orange, CA 92618 U.S.A	Inventory and/or Equipment	Lease	The Northwestern Mutual Life Insurance Company, att: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

Endologix, Inc.	378 Commercial Street, Malden, MA 02148	Inventory and/or Equipment	Third Party Warehouse	UPS

165 Chubb Avenue,
Lyndhurst, NJ 07071

1130 Commerce
Blvd, Swedesboro, NJ
08085

2250 Outerloop
Drive, Louisville,
KY 40219

205 Kelsey Lane,
Suite D, Tampa, FL
33619

2850 South
Roosevelt Street,
Ste 103, Tempe, AZ

Grantor	Location	Specify Whether Location Has (i) Inventory and/or Equipment, (ii) Books and Records, or (iii) Both	Interest	Lessor/Property Owner/Lessee
85282

Endologix, Inc.	3330 E Lone Mountain Road, North Las Vegas, NV 89081	Inventory and/or Equipment	Data Center Co-Location	Flexential

Endologix, Inc.	54 Yangcheon-ro, Gangseo-gu, Seoul 07522	Inventory and/or Equipment (no other Collateral is located at this location)	Third Party Warehouse	TNT Express Korea

Endologix, Inc.	10 Anson Road #21-04 & #21-04A International Plaza Singapore 079903	Inventory and/or Equipment (no other Collateral is located at this location)	Occupied	Endologix Singapore Private Limited

Endologix, Inc.	A-311, M-Sate, 114 Beopwon-ro, Songpa-gu, Seoul, South Korea	Inventory and/or Equipment (no other Collateral is located at this location)	Occupied	N.A.

Endologix, Inc.	Grantor and each	Inventory	N.A.	N.A.
	Guarantor’s sales	and/or
	representatives hold	Equipment (no other
	Trunk Inventory in	Collateral is located
	their possession for	at this location)
sales calls and
procedures, which
Trunk Inventory is not
held at a specific
location or locations.

Certain Inventory of
	the Grantor and each		N.A.	N.A.
Guarantor is held by
	numerous third parties	Inventory
	on a consignment	and/or
	basis at various	Equipment (no other
	locations.	Collateral is located
at this location)

Grantor	Location	Specify Whether Location Has (i) Inventory and/or Equipment, (ii) Books and Records, or (iii) Both	Interest	Lessor/Property Owner/Lessee
CVD/RMS Acquisition Corp.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Books and Records	Occupied	The Northwestern Mutual Life Insurance Company, attn: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

Nellix, Inc.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Books and Records	Occupied	The Northwestern Mutual Life Insurance Company, attn: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

RMS/Endologix Sideways Merger Corp.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Books and Records	Occupied	The Northwestern Mutual Life Insurance Company, attn: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

TriVascular Technologies, Inc.	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Books and Records	Occupied	Sonoma Airport Properties LLC

TriVascular, Inc.	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Both	Lease	Sonoma Airport Properties LLC

TriVascular Sales LLC	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Books and Records	Occupied	Sonoma Airport Properties LLC

Endologix Canada, LLC	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Books and Records	Occupied	Sonoma Airport Properties LLC

SCHEDULE 5

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 6

ACCOUNTS

ENTITY	COUNTRY	ACCT	CURR	BANK	USE
Endologix Inc	US	XXXXX1702	USD	Bank of America	Operating account

Endologix Inc	US	XXXXX1689	USD	Bank of America	Payroll account

Endologix Inc	US	XXXXX5279	USD	Wells Fargo	Old Operating account

Endologix Inc	US	XXXXX5311	USD	Wells Fargo	Old payroll account

Endologix Inc	US	XXXXX3910	USD	Bank of America	Lockbox account

Endologix Inc	US	XXXXX4066	USD	Bank of America	Credit Card Cash Collateral account

Trivascular Inc	US	XXXXX5539	USD	Silicon Valley Bank	Operating account

Trivascular Inc	The Netherlands	XXXXX8640	EUR	KBC Bank NV Nederland	Currency account

Trivascular Inc	UK London	XXXXX8709	GBP	National Westminster Bank	Currency account

Trivascular Sales LLC	US	XXXXX7400	USD	Silicon Valley Bank	Payroll account

Endologix Canada LLC	Canada	XXXXX7912	CAD	Bank of Montreal	Operating account

Endologix Inc	US	XXXXX1317	USD	Stifel	Security account

SCHEDULE 7

REAL PROPERTY

None.

SCHEDULE 8

COPYRIGHTS

None.

SCHEDULE 9

INTELLECTUAL PROPERTY LICENSES

1.	Inbound License Agreement, dated as of February 22, 2006, by and between Incept LLC and Nellix, Inc.

2.	Inbound Amendment No. 1. to License Agreement, dated as of April 30, 2012, by and between Incept LLC and Nellix, Inc.

3.	Inbound Amendment No. 2 to License Agreement, dated as of December 3, 2014, by and between Incept LLC and Nellix, Inc.

4.	Inbound Master License Agreement, dated as of May 5, 2008, by and between SurModics, Inc. and Endologix, Inc.

5.	Inbound Development and OEM Device Supply Agreement, dated as of August 5, 2015, by and between Bard Peripheral Vascular, Inc. and Endologix, Inc.

6.	Inbound License Agreement, dated as of June 22, 2011, by and between NorMedix, LLC and Endologix, Inc.

7.	Inbound Settlement and Patent License Agreement, dated as of March 17, 2016, by and between LifePort Sciences, LLC and Endologix, Inc.

8.	Inbound License Agreement, dated as of July 23, 2013, by and between Thomas L. Fogarty and Endologix, Inc.

9.	Inbound License Agreement, dated as of March 28, 2008, by and between Trivascular, Inc. (formerly Trivascular 2, Inc.) and Boston Scientific Scimed, Inc. and Endovascular Technologies, Inc.

SCHEDULE 10

PATENTS

See attached.

PATENT SCHEDULE

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent graft	US9757262B2	US13943246A	2013-07-16

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9700701B2	US13544426A	2012-07-09

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9687374B2	US15379268A	2016-12-14

ENDOLOGIX INC.	US	Percutaneous method and device to treat dissections	US9579103B2	US12771711A	2010-04-30

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9549835B2	US14462485A	2014-08-18

ENDOLOGIX INC.	US	Method and system for treating aneurysms	US9415195B2	US13441762A	2012-04-06

ENDOLOGIX INC.	US	Devices and methods to treat vascular dissections	US9393100B2	US13988175A	2013-05-17

Endologix, Inc.	-1-	Updated: March 19, 2019

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Method for forming materials in situ within a medical device	US9289536B2	US14201332A	2014-03-07

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US9149381B2	US14172126A	2014-02-04

ENDOLOGIX INC.	US	Stent graft	US8821564B2	US13397952A	2012-02-16

ENDOLOGIX INC.	US	Apparatus and methods for repairing aneurysms	US8814928B2	US12616928A	2009-11-12

ENDOLOGIX INC.	US	Catheter system and methods of using same	US8808350B2	US13408952A	2012-02-29

ENDOLOGIX INC.	US	Graft systems having semi-permeable filling structures and methods for their use	US8801768B2	US13355705A	2012-01-23

ENDOLOGIX INC	US	Bifurcated graft deployment systems and methods	US8764812B2	US13745682A	2013-01-18

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US8672989B2	US13546950A	2012-07-11

ENDOLOGIX INC.	US	Graft deployment system	US8568466B2	US13269332A	2011-10-07

ENDOLOGIX INC.	US	Dual concentric guidewire and methods of bifurcated graft deployment	US8523931B2	US11623022A	2007-01-12

ENDOLOGIX INC.	US	Stent graft	US8491646B2	US12837398A	2010-07-15

ENDOLOGIX INC.	US	Endolumenal vascular prosthesis with neointima inhibiting polymeric sleeve	US8377110B2	US10820455A	2004-04-08

ENDOLOGIX INC.	US	Bifurcated graft deployment systems and methods	US8357192B2	US13046541A	2011-03-11

ENDOLOGIX INC.	US	Bifurcated graft deployment systems and methods	US8236040B2	US12101863A	2008-04-11

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Catheter system and methods of using same	US8216295B2	US12496446A	2009-07-01

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US8221494B2	US12390346A	2009-02-20

ENDOLOGIX INC.	US	Methods and systems for endovascular aneurysm treatment	US8182525B2	US12421297A	2009-04-09

ENDOLOGIX INC.	US	Single puncture bifurcation graft deployment system	US8167925B2	US12732095A	2010-03-25

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US8147535B2	US11189101A	2005-07-25

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US8133559B2	US13100483A	2011-05-04

ENDOLOGIX INC.	US	Stent graft	US8118856B2	US12844266A	2010-07-27

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Graft systems having filling structures supported by scaffolds and methods for their use	US8048145B2	US11413460A	2006-04-28

ENDOLOGIX INC.	US	Graft deployment system	US8034100B2	US10722367A	2003-11-25

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US7951448B2	US12858274A	2010-08-17

ENDOLOGIX INC	US	Self expanding bifurcated endovascular prosthesis	US7892277B2	US11417883A	2006-05-03

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US7790273B2	US11752750A	2007-05-23

ENDOLOGIX INC.	US	Devices for repairing aneurysms	US7682383B2	US10481386A	2004-06-14

ENDOLOGIX INC.	US	System and methods for endovascular aneurysm treatment	US7666220B2	US11482503A	2006-07-07

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Methods and systems for endovascular aneurysm treatment	US7530988B2	US11187471A	2005-07-22

ENDOLOGIX INC	US	Self expanding bifurcated endovascular prosthesis	US7520895B2	US10119525A	2002-04-08

ENDOLOGIX INC	US	Bifurcation graft deployment catheter	US6953475B2	US10675060A	2003-09-30

ENDOLOGIX INC.	US	Implantable vascular graft	US6733523B2	US09891620A	2001-06-26

ENDOLOGIX INC	US	Single puncture bifurcation graft deployment system	US6663665B2	US09795993A	2001-02-28

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US6660030B2	US09747094A	2000-12-22

ENDOLOGIX INC	US	Endoluminal vascular prosthesis	US6508835B1	US09723979A	2000-11-28

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US6500202B1	US09525778A	2000-03-15

ENDOLOGIX INC.	US	Dual wire placement catheter	US6440161B1	US09348356A	1999-07-07

ENDOLOGIX INC.	US	Single puncture bifurcation graft deployment system	US6261316B1	US09266661A	1999-03-11

ENDOLOGIX INC.	US	Articulating bifurcation graft	US6197049B1	US09251363A	1999-02-17

ENDOLOGIX INC.	US	Endoluminal vascular prosthesis	US6187036B1	US09210280A	1998-12-11

ENDOLOGIX INC.	US	Segmented stent for flexible stent delivery system	US6187034B1	US09229856A	1999-01-13

ENDOLOGIX INC.	US	Endoluminal vascular prosthesis	US6077296A	US0934689A	1998-03-04

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent delivery system featuring a flexible balloon	US6022359A	US09229519A	1999-01-13

ENDOLOGIX INC.	US	Radially expandable stent featuring accordion stops	US5931866A	US09028305A	1998-02-24

ENDOLOGIX INC.	US	DUAL INFLATABLE ARTERIAL PROSTHESIS	US20180021045A1	US15540246A	2017-06-27

ENDOLOGIX INC.	US	CATHETER SYSTEM AND METHODS OF USING SAME	US20170304098A1	US15632064A	2017-06-23

ENDOLOGIX INC.	US	CATHETER SYSTEM AND METHODS OF USING SAME	US20170296791A1	US15639028A	2017-06-30

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US10245166	US15610242A	2017-05-31

ENDOLOGIX INC.	US	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	US20170239035A1	US15310198A	2016-11-10

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	METHODS AND SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES	US20170238937A1	US15438682A	2017-02-21

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20170128246A1	US15414499A	2017-01-24

ENDOLOGIX INC	US	METHOD AND SYSTEM FOR TREATING ANEURYSMS	US20170007263A1	US15205365A	2016-07-08

ENDOLOGIX INC.	US	METHOD FOR FORMING HYDROGELS AND MATERIALS THEREFOR	US20160367731A1	US15256462A	2016-09-02

ENDOLOGIX INC.	US	DEVICES AND METHODS TO TREAT VASCULAR DISSECTIONS	US20160302798A1	US15194159A	2016-06-27

ENDOLOGIX INC.	US	SYSTEMS AND METHODS FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE	US10201638	US14776385A	2015-09-14

ENDOLOGIX INC.	US	SYSTEMS AND METHODS FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE		16/272809	2019-02-11

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20150366688A1	US14840428A	2015-08-31

ENDOLOGIX INC.	US	METHOD AND SYSTEM FOR TREATING ANEURYSMS	US20150250989A1	US14717938A	2015-05-20

ENDOLOGIX INC.	US	FENESTRATED PROSTHESIS	US20150173923A1	US14581675A	2014-12-23

ENDOLOGIX INC.	US	Apparatus and Methods for Repairing Aneurysms	US20150012081A1	US14330812A	2014-07-14

ENDOLOGIX INC.	US	STENT GRAFT	US9907642	US14461308A	2014-08-15

ENDOLOGIX INC	US	ENDOLUMENAL VASCULAR PROSTHESIS WITH NEOINTIMA INHIBITING POLYMERIC SLEEVE	US20130253638A1	US13731908A	2012-12-31

ENDOLOGIX INC.	US	Methods and Systems for Treating Aneurysms	US20120184982A1	US13354094A	2012-01-19

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20120109279A1	US13287907A	2011-11-02

ENDOLOGIX INC.	US	FILLING STRUCTURE FOR A GRAFT SYSTEM AND METHODS OF USE	US20110276078A1	US12966852A	2010-12-13

ENDOLOGIX INC	US	SELF EXPANDING BIFURCATED ENDOVASCULAR PROSTHESIS	US20110224782A1	US13027077A	2011-02-14

ENDOLOGIX INC.	US	ENDOLUMINAL VASCULAR PROSTHESIS	US20110218617A1	US13039157A	2011-03-02

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20110054587A1	US12769546A	2010-04-28

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20100318174A1	US12860280A	2010-08-20

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20100318181A1	US12860310A	2010-08-20

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	UTILIZATION OF MURAL THROMBUS FOR LOCAL DRUG DELIVERY INTO VASCULAR TISSUE	US20100261662A1	US12757900A	2010-04-09

ENDOLOGIX INC	US	GRAFT DEPLOYMENT SYSTEM	US20100179636A1	US12726257A	2010-03-17

ENDOLOGIX INC.	US	STENT GRAFT DELIVERY SYSTEM	US20100036360A1	US12429474A	2009-04-24

ENDOLOGIX INC.	US	DOCKING APPARATUS AND METHODS OF USE	US20090319029A1	US12478208A	2009-06-04

ENDOLOGIX INC.	US	GRAFT ENDOFRAME HAVING AXIALLY VARIABLE CHARACTERISTICS	US20100004728A1	US12371087A	2009-02-13

ENDOLOGIX INC.	US	METHOD AND AGENT FOR IN-SITU STABILIZATION OF VASCULAR TISSUE	US20090155337A1	US12269677A	2008-11-12

ENDOLOGIX INC.	US	STENT	US20090105806A1	US12257149A	2008-10-23

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Multi-segmented graft deployment system	US20080071343A1	US11522292A	2006-09-15

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20070299497A1	US11764715A	2007-06-18

ENDOLOGIX INC.	US	Methods and systems for aneurysm treatment using filling structures	US20070150041A1	US11444603A	2006-05-31

ENDOLOGIX INC	US	ENDOLUMINAL VASCULAR PROSTHESIS	US20070112412A1	US11623679A	2007-01-16

ENDOLOGIX INC.	US	Method and apparatus for decompressing aneurysms	US20070078506A1	US11580201A	2006-10-12

ENDOLOGIX INC.	US	Method and apparatus for decompressing aneurysms	US20050245891A1	US11104303A	2005-04-12

ENDOLOGIX INC.	US	Vascular stent-graft apparatus	US20040167607A1	US10787404A	2004-02-24

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent-graft with positioning anchor	US20040116997A1	US10668901A	2003-09-22

ENDOLOGIX INC.	US	Flexible vascular graft	US20010025195A1	US09728582A	2000-12-01

ENDOLOGIX INC	US	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	US20170239035A1	US15310198A	2016-11-10

ENDOLOGIX INC	US	DUAL INFLATABLE ARTERIAL PROSTHESIS	US20180021045A1	US15540246A	2017-06-27

ENDOLOGIX INC	US	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS	2018-0168832	US15737223	2017-12-15

ENDOLOGIX INC	US	Systems and Methods with Stents and Filling Structure		62/382207	2016-08-31

ENDOLOGIX INC	US	STENTS, GRAFTS, DELIVERY SYSTEMS, AND METHODS		62/481560	2017-04-04

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	ENDOVASCULAR SYSTEMS, DEVICES, AND METHODS ALLOWING FOR BRANCH DEVICE PLACEMENT IN POCKET OF MAIN GRAFT		62/489213	2017-04-24

ENDOLOGIX INC	US	ENDOVASCULAR GRAFT SYSTEMS AND METHODS FOR DEPLOYMENT IN MAIN AND BRANCH ARTERIES		62/529669	2017-07-07

ENDOLOGIX INC	US	STENT GRAFTS AND METHODS OF ENHANCING FLEXIBILITY OF STENT GRAFTS BY THERMAL PLEATING		62/532737	2017-07-14

ENDOLOGIX INC	US	STENT GRAFT		15/911629	2018-03-05

ENDOLOGIX INC	US	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS		15/965649	2018-04-

ENDOLOGIX INC	US	MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT		62/661569	2018-4-23

ENDOLOGIX INC	US	ADVANCED KINK RESISTANT STENT GRAFT		16/005269	2018-6-11

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM		15/985572	2018-5-21

ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH STENT AND FILLING STRUCTURE		15/774511	2017-8-30

ENDOLOGIX INC	US	LONGITUDINALLY EXTENDABLE STENT GRAFT SYSTEMS AND METHODS		15/774548	2018-1-23

ENDOLOGIX INC	US	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS AND METHODS FOR THEIR USE	US20180318112A1	16/035497	2018-7-13

ENDOLOGIX INC	US	PRE-FIXATION DEVICE FOR NELLIX AND OTHER EVAS DEVICES		62/678956	2018-5-31

ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	US20190008631A1	16/066595	2018-06-27

ENDOLOGIX INC	US	MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT		62/661569	2018-4-23

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	FENESTRATED PROSTHESIS	US8945202	12/769581	2015-2-3

ENDOLOGIX INC.	US	Fenestrated prosthesis	US8945202	12/769581	4/28/10

ENDOLOGIX, INC.	US	Bifurcated vascular graft deployment device	US6210422	09/505038	2/16/00

ENDOLOGIX, INC.	US	Method of deploying bifurcated vascular graft	US6156063	09/086247	5/28/98

ENDOLOGIX, INC.	US	Bifurcated vascular graft deployment device	US6090128	08/802478	2/20/97

ENDOLOGIX, INC.	US	Endovascular prosthesis with improved sealing means for aneurysmal arterial disease and method of use	US5665117	08/620072	3/21/96

ENDOLOGIX, INC.	US	Locking assembly for coupling guidewire to delivery system		15/317905	12/9/16

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
Endologix, Inc. and The Cleveland Clinic Foundation	US	Fenestrated prosthesis	US8945202	US12769581	4/28/10

Endologix, Inc.	US	Single puncture bifurcation graft deployment system	US7691135	US10690227	10/21/03

Endologix, Inc.	US	Bifurcated vascular graft and method and apparatus for deploying same	US6951572	US10639255	8/12/03

Endologix, Inc.	US	Radiation delivery balloon catheter	US6699170	US09688396	10/16/00

Endologix, Inc.	US	Dual wire placement catheter	US6689157	US10035729	12/21/01

Endologix, Inc.	US	Method for delivering radiation to an intraluminal site in the body	US6685618	US09944649	8/31/01

Endologix, Inc.	US	Radiation delivery catheters and dosimetry methods	US6491619	US09648563	8/25/00

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
Endologix, Inc.	US	Endoluminal vascular prosthesis	US6331190	US09483411	1/14/00

Endologix, Inc.	US	Bifurcated vascular graft deployment device	US6210422	US09505038	2/16/00

Endologix, Inc.	US	Method of deploying bifurcated vascular graft	US6156063	US09086247	5/28/98

Endologix, Inc.	US	Bifurcated vascular graft deployment device	US6090128	US08802478	2/20/97

Endologix, Inc.	US	Axially non-contracting flexible radially expandable stent	US6083259	US09192803	11/16/98

Endologix, Inc.	US	Endovascular prosthesis with improved sealing means for aneurysmal arterial disease and method of use	US5665117	US08620072	3/21/96

Endologix, Inc.	US	Apparatus and method of placement of a graft or graft system		US14172126	2/4/14

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
Endologix, Inc. and The Cleveland Clinic Foundation	US	Apparatus and method of placement of a graft or graft system		US12769506	4/28/10

Endologix, Inc.	US	Stent graft delivery system		US12429474	4/24/09

ENDOLOGIX, INC.	US	CUFF AND LIMB VARIANTS FOR STENT GRAFTS SYSTEMS AND METHODS		62/735771	2018-09-24

ENDOLOGIX, INC.	US	STENT DRAFT SYSTEM WITH ELONGATED CUFF		62/730441	2018-09-12

ENDOLOGIX, INC.	US	AIOD BI-FURCATED STENT GRAFT		62/750667	2018-10-25

ENDOLOGIX INC	WO	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS	WO2016210363A1	PCT/US2016/039414	2016-06-24

ENDOLOGIX INC	JP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	JP2017517321A	JP2016569901	2015-05-05

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	CN	Endoluminal Prosthesis Systems and Methods		201680037099.X	2017-12-22

ENDOLOGIX, INC.	CN	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	109152632	201680082677.1	2016-12-23

ENDOLOGIX INC	JP	DUAL INFLATABLE ARTERIAL PROSTHESIS	2018-500130	2017-534803	2017-06-28

ENDOLOGIX INC	US	ENDOLUMINAL DEVICE AND POLYMER		62/575827	2017-10-23

TRIVASCULAR INC	US	Advanced Endovascular Graft	US9788934B2	US14799656A	2015-07-15

ENDOLOGIX INC	WO	DUAL INFLATABLE ARTERIAL PROSTHESIS	WO2016109757A1	PCT/US2015/068204	2015-12-30

ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	WO2017117068A1	PCT/US2016/068575	2016-12-23

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE	WO2017197313A1	PCT/US2017/032490	2017-05-12

ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE		16/300030	2018-11-08

ENDOLOGIX INC	CN	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE		201780036823.1	2018-12-13

ENDOLOGIX INC	EP	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE	EP3454782	17796968.0	2018-11-09

ENDOLOGIX INC	JP	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE		2018-559824	2018-11-12

ENDOLOGIX INC	PCT	SYSTEMS AND METHODS WITH STENT AND FILLING STRUCTURE		PCT/US2017/049482	2017-08-30

ENDOLOGIX INC	EP	SYSTEMS AND METHODS WITH STENTS AND FILLING STRUCTURE		17847508.3	2019-02-27

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	JP	SYSTEMS AND METHODS WITH STENTS AND FILLING STRUCTURE			2019-02-27

ENDOLOGIX INC	PCT	LONGITUDINALLY EXTENDABLE STENT GRAFT SYSTEMS AND METHODS		PCT/US2018/014920	2018-01-23

ENDOLOGIX INC	PCT	STENT GRAFTS AND METHODS OF ENHANCING FLEXIBILITY OF STENT GRAFTS BY THERMAL PLEATING	WO2019/014634	PCT/US2018/042158	2018-7-13

ENDOLOGIX INC	PCT	ENDOVASCULAR SYSTEMS, DEVICES, AND METHODS ALLOWING FOR BRANCH DEVICE PLACEMENT IN CHANNEL OF MAIN GRAFT	WO2018/200420	PCT/US2018/028959	2018-4-23

ENDOLOGIX INC	PCT	ENDOVASCULAR GRAFT SYSTEMS AND METHODS FOR DEPLOYMENT IN MAIN AND BRANCH ARTERIES	WO2019/010458	PCT/US2018/041152	7/6/2018

ENDOLOGIX INC	EP	DUAL CONCENTRIC GUIDEWIRE AND METHODS OF BIFURCATED GRAFT DEPLOYMENT | DOPPELTER KONZENTRISCHER FUHRUNGSDRAHT UND VERFAHREN ZUM EINSATZ EINES VERZWEIGTEN IMPLANTATS | FIL DE GUIDAGE CONCENTRIQUE	EP2117631B1	EP2008727613A	2008-01-11

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
MIXTE ET PROCEDES DE DEPLOIEMENT DE GREFFON A DEUX BRANCHES

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS 1 VORRICHTUNG ZUM AUSBESSERN EINES ANEURYSMAS 1 DISPOSITIFS DE REPARATION D’ANEVRISMES	EP1397089B1	EP2002730505A	2002-06-17

ENDOLOGIX INC	EP	CATHETER SYSTEM 1 Kathetersystem 1 Systemes de catheter	EP2520320B1	EP2012178965A	2009-06-30

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS 1 VORRICHTUNG ZUM AUSBESSERN EINES ANEURYSMAS 1 PROTHESE POUR LE TRAITEMENT DES ANEVRISMES	EP2260795B1	EP201011024A	2002-06-17

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES 1 SYSTEME ZUR BEHANDLUNG VON ANEURYSMEN UNTER VERWENDUNG VON FULLSTRUKTUREN 1 SYSTEMES POUR LE TRAITEMENT DE L’ANEVRISME UTILISANT DES STRUCTURES DE REMPLISSAGE	EP1962722B1	EP2006850439A	2006-12-18

ENDOLOGIX INC	EP	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS 1 TRANSPLANTATIONSSYSTEM MIT DURCH GERUSTE UNTERSTUTZTEN FULLSTRUKTUREN 1 SYSTEMES DE GREFFE PRESENTANT DES STRUCTURES DE REMPLISSAGE SOUTENUES PAR DES ECHAFAUDAGES	EP1874231B1	EP2006751879A	2006-04-28

ENDOLOGIX INC	EP	GRAFT DEPLOYMENT SYSTEM 1 IMPLANTAT-ABLAGESYSTEM 1 SYSTEME DE DEPLOIEMENT DE TUBE PROTHETIQUE	EP1572034B1	EP2003790040A	2003-11-25

ENDOLOGIX INC	EP	STENT GRAFT 1 STENT-IMPLANTAT 1 GREFFON DE STENT	EP2459127B1	EP2010806904A	2010-07-27

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	STENT-GRAFT WITH POSITIONING ANCHOR 1 STENT-GRAFT MIT POSITIONIERUNGSVERANKERUN G 1 ENDOPROTHESE A ANCRAGE DE POSITIONNEMENT	EP1542616B1	EP2003754880A	2003-09-22

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment 1 Systeme zur endovaskularen Aneurysma-Therapie 1 Systemes pour le traitement d’anevrismes endovasculaires	EP2422745B1	EP2011180827A	2005-07-22

ENDOLOGIX INC	EP	Catheter system 1 Kathetersystem 1 Systeme de catheter	EP2293838B1	EP2009774381A	2009-06-30

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment 1 Systeme zur Behandlung von endovaskularen Aneurysmen 1 Systemes pour le traitement d’anevrisme endovasculaire	EP1778131B1	EP2005773726A	2005-07-22

ENDOLOGIX INC	EP	IMPLANTABLE VASCULAR GRAFT 1 IMPLANTIERBARE GEFASSPROTHESE 1 GREFFE VASCULAIRE IMPLANTABLE	EP1333787B1	EP2001990900A	2001-11-08

ENDOLOGIX INC	EP	Bifurcated vascular graft and method and apparatus for deploying same 1 Abzweigendes Gefasstransplantat sowie Verfahren und Gerat zu dessen Entfaltung 1 Implant vasculaire a deux	EP1009325B1	EP1998906274A	1998-02-06

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
branches, procede et appareil pour sa mise en place

ENDOLOGIX INC	EP	SINGLE PUNCTURE BIFURCATION GRAFT DEPLOYMENT SYSTEM 1 EINE EINZIGE PUNKTION ERFORDENDES ENTFALTUNGSSYSTEM FUR EIN GEFASSIMPLANTAT MIT VERZWEIGUN G 1 SYSTEME DE DEPLOIEMENT D’UNE GREFFE AU NIVEAU D’UNE BIFURCATION, A L’AIDE D’UN SEUL ORIFICE	EP1159024B1	EP2000916167A	2000-03-07

ENDOLOGIX INC	EP	SELF EXPANDING BIFURCATED ENDOVASCULAR PROSTHESIS 1 SELBSTEXPANDIERENDE, SICH VERZWEIGENDE, ENDOVASKULARE PROTHESE 1 PROTHESE ENDOVASCULAIRE BIFURQUEE A DILATATION AUTOMATIQUE	EP1087729B1	EP1999957012A	1999-05-28

ENDOLOGIX INC	EP	ENDOLUMINAL VASCULAR PROSTHESIS I PROTHESE IM INNEREN EINES GEFASSES I PROTHESE VASCULAIRE ENDOLUMINALE	EP1059893B1	EP1998930137A	1998-06-15

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	ENDOLUMINAL VASCULAR PROSTHESIS I ENDOLUMINALE VASKULARE PROTHESE I PROTHESE VASCULAIRE ENDOLUMINALE	EP1146833B1	EP1999973254A	1999-11-10

ENDOLOGIX INC	EP	DUAL INFLATABLE ARTERIAL PROSTHESIS I DOPPELTE AUFBLASBARE ARTERIENPROTHESE I DOUBLE PROTHESE ARTERIELLE GONFLABLE	EP3240508A1	EP2015876323A	2015-12-30

ENDOLOGIX INC	EP	FORMING HYDROGELS AND MATERIALS THEREFOR I HERSTELLUNG VON HYDROGELEN UND MATERIALIEN DAFUR I FORMATION D’HYDROGELS ET MATERIAUX POUR CEUX-CI	EP3113722A4	EP2015758921A	2015-03-06

ENDOLOGIX INC	EP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES I MODULARE STENTPROTHESENSYSTEME UND VERFAHREN MIT AUFBLASBAREN FULLSTRUKTUREN I SYSTEMES ET PROCEDES DE GREFFE D’ENDOPROTHESE MODULAIRE	EP3148483A4	EP2015800658A	2015-05-05

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
COMPRENANT DES STRUCTURES DE REMPLISSAGE GONFLABLES

ENDOLOGIX INC	EP	LOCKING ASSEMBLY FOR COUPLING GUIDEWIRE TO DELIVERY SYSTEM 1 VERRIEGELUNGSANORDNUNG ZUR KOPPLUNG EINES FUHRUNGSDRAHTS AN EIN AUSGABESYSTEM 1 ENSEMBLE DE VERROUILLAGE POUR ACCOUPLER UN FIL-GUIDE A UN SYSTEME DE DISTRIBUTION	EP3139860A1	EP2016790254A	2016-06-29

ENDOLOGIX INC	EP	FILLING STRUCTURE FOR A GRAFT SYSTEM AND METHODS OF USE 1 FULLSTRUKTUR FUR EIN PROTHESENSYSTEM UND VERWENDUNGSVERFAHREN 1 STRUCTURE DE REMPLISSAGE POUR UN SYSTEME DE GREFFE ET PROCEDE D’UTILISATION	EP2519191A4	EP2010841580A	2010-12-21

ENDOLOGIX INC	EP	METHOD FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE 1 VERFAHREN ZUR HERSTELLUNG VON MATERIALIEN IN SITU IN EINER MEDIZINISCHEN VORRICHTUNG 1 METHODE DE FORMATION DE	EP2968692A1	EP2014712991A	2014-03-07

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
MATERIAUX IN SITU DANS UN DISPOSITIF MEDICAL

ENDOLOGIX INC	EP	DOCKING APPARATUS AND METHODS OF USE 1 ANDOCKVORRICHTUNG UND VERWENDUNGSVERFAHREN 1 APPAREIL DE FIXATION ET PROCEDES D’UTILISATION	EP2299933A4	EP2009770704A	2009-06-04

ENDOLOGIX INC	EP	SEALING APPARATUS AND METHODS OF USE 1 VERSCHLUSSGERAT UND ANWENDUNGSVERFAHREN 1 DISPOSITIF DE FERMETURE ET PROCEDES D’UTILISATION ASSOCIES	EP2299931A4	EP2009759453A	2009-06-04

ENDOLOGIX INC	EP	BIFURCATED GRAFT DEPLOYMENT SYSTEMS AND METHODS 1 SYSTEME UND VERFAHREN ZUR FREISETZUNG EINER BIFURKATIONSPROTHESE 1 SYSTEMES DE DEPLOIEMENT DE GREFFON A PLUSIEURS BRANCHES, ET PROCEDES	EP2268227A4	EP2009730087A	2009-04-10

ENDOLOGIX INC	EP	METHOD AND SYSTEM FOR ENDOVASCULAR ANEURYSM TREATMENT 1 VERFAHREN UND SYSTEM ZUR	EP2693980A1	EP2012716880A	2012-04-06

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ENDOVASKULAREN BEHANDLUNG VON ANEURYSMEN 1 PROCEDE ET SYSTEME POUR TRAITEMENT D’ANEVRISME ENDOVASCULAIRE

ENDOLOGIX INC	EP	STENT GRAFT DELIVERY SYSTEM 1 STENTGRAFT-ABLAGESYSTEM 1 SYSTEME DE MISE EN PLACE D ENDOPROTHESE VASCULAIRE	EP2278939A4	EP2009733719A	2009-04-24

ENDOLOGIX INC	EP	CATHETER SYSTEM AND METHODS OF USING SAME 1 KATHETERSYSTEM UND VERFAHREN ZU SEINER VERWENDUNG 1 SYSTEME DE CATHETER ET SES PROCEDES D’UTILISATION	EP2680915A1	EP2012709432A	2012-02-29

ENDOLOGIX INC	EP	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM 1 VORRICHTUNG UND VERFAHREN ZUR POSITIONIERUNG EINER GEFASSPROTHESE BZW. EINES GEFASSPROTHESENSYSTEMS 1 APPAREIL ET PROCEDE DE DISPOSITION DE GREFFE OU DE SYSTEME DE GREFFE	EP2635241A2	EP2011781956A	2011-11-02

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	DE	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	EP2635241A2	EP2011781956A	2011-11-02

ENDOLOGIX INC	GB	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	EP2635241A2	EP2011781956A	2011-11-02

ENDOLOGIX INC	IT	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	EP2635241A2	EP2011781956A	2011-11-02

ENDOLOGIX INC	EP	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM 1 VORRICHTUNG UND VERFAHREN ZUR POSITIONIERUNG EINER GEFASSPROTHESE BZW. EINES GEFASSPROTHESENSYSTEMS 1 APPAREIL ET PROCEDE DE PLACEMENT D’UNE GREFFE OU D’UN SYSTEME DE GREFFE	EP2429452A1	EP2010717383A	2010-04-28

ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE 1 SYSTEMES ET PROCEDES A CORPS DE GREFFE, CANAL DE REMPLISSAGE GONFLABLE ET STRUCTURE DE REMPLISSAGE	WO2017197313A1	PCT/US2017/32490A	2017-05-12

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ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE 1 SYSTEMES ET PROCEDES AVEC GREFFON FENESTRE ET STRUCTURE DE REMPLISSAGE	WO2017117068A1	PCT/US2016/68575A	2016-12-23

ENDOLOGIX INC	WO	LOCKING ASSEMBLY FOR COUPLING GUIDEWIRE TO DELIVERY SYSTEM 1 ENSEMBLE DE VERROUILLAGE POUR ACCOUPLER UN FIL-GUIDE A UN SYSTEME DE DISTRIBUTION	WO2017004265A1	PCT/US2016/40197A	2016-06-29

ENDOLOGIX INC	WO	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS 1 SYSTEMES ET PROCEDES DE PROTHESE ENDOLUMINALE	WO2016210363A1	PCT/US2016/39414A	2016-06-24

ENDOLOGIX INC	WO	DUAL INFLATABLE ARTERIAL PROSTHESIS 1 DOUBLE PROTHESE ARTERIELLE GONFLABLE	WO2016109757A1	PCT/US2015/68204A	2015-12-30

ENDOLOGIX INC	WO	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES 1 SYSTEMES ET PROCEDES DE GREFFE D’ENDOPROTHESE MODULAIRE COMPRENANT DES STRUCTURES DE REMPLISSAGE GONFLABLES	WO2015183489A1	PCT/US2015/29292A	2015-05-05

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ENDOLOGIX INC	WO	FORMING HYDROGELS AND MATERIALS THEREFOR 1 FORMATION D’HYDROGELS ET MATERIAUX POUR CEUX-CI	WO2015134906A1	PCT/US2015/19251A	2015-03-06

ENDOLOGIX INC	WO	METHOD FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE 1 METHODE DE FORMATION DE MATERIAUX IN SITU DANS UN DISPOSITIF MEDICAL	WO2014159093A1	PCT/US2014/21928A	2014-03-07

ENDOLOGIX INC	WO	METHOD AND SYSTEM FOR ENDOVASCULAR ANEURYSM TREATMENT 1 PROCEDE ET SYSTEME POUR TRAITEMENT D’ANEVRISME ENDOVASCULAIRE	WO2012139054A1	PCT/US2012/32612A	2012-04-06

ENDOLOGIX INC	WO	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM 1 APPAREIL ET PROCEDE DE DISPOSITION DE GREFFE OU DE SYSTEME DE GREFFE	WO2012061526A3	PCT/US2011/59012A	2011-11-02

ENDOLOGIX INC	WO	CATHETER SYSTEM AND METHODS OF USING SAME | SYSTEME DE CATHETER ET SES PROCEDES D’UTILISATION	WO2012118901A1	PCT/US2012/27151A	2012-02-29

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ENDOLOGIX INC	WO	METHODS AND SYSTEMS FOR TREATING ANEURYSMS | PROCEDES ET SYSTEMES DE TRAITEMENT D’ANEVRISMES	WO2012100059A1	PCT/US2012/21878A	2012-01-19

ENDOLOGIX INC	WO	DEVICES AND METHODS TO TREAT VASCULAR DISSECTIONS | DISPOSITIFS ET PROCEDES DE TRAITEMENT DE DISSECTIONS VASCULAIRES	WO2012068298A1	PCT/US2011/61061A	2011-11-16

ENDOLOGIX INC	WO	STENT GRAFT 1 ENDOPROTHESE COUVERTE	WO2011017123A3	PCT/US2010/43432A	2010-07-27

ENDOLOGIX INC	WO	STENT GRAFT 1 ENDOPROTHESE COUVERTE	WO2011008989A3	PCT/US2010/42181A	2010-07-15

ENDOLOGIX INC	WO	PERCUTANEOUS METHOD AND DEVICE TO TREAT DISSECTIONS | PROCEDE ET DISPOSITIF PERCUTANES POUR TRAITER DES DISSECTIONS	WO2010127305A3	PCT/US2010/33274A	2010-04-30

ENDOLOGIX INC	WO	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM 1 APPAREIL ET PROCEDE DE PLACEMENT D’UNE GREFFE OU D’UN SYSTEME DE GREFFE	WO2010127040A1	PCT/US2010/32843A	2010-04-28

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ENDOLOGIX INC	WO	BIFURCATED GRAFT DEPLOYMENT SYSTEMS AND METHODS 1 SYSTEMES DE DEPLOIEMENT DE GREFFON A PLUSIEURS BRANCHES, ET PROCEDES	WO2009126906A8	PCT/US2009/40239A	2009-04-10

ENDOLOGIX INC	WO	CATHETER SYSTEM 1 SYSTEME DE CATHETER	WO2010002931A1	PCT/US2009/49316A	2009-06-30

ENDOLOGIX INC	WO	DESIGN AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM 1 CONCEPTION ET PROCEDE DE MISE EN PLACE D’UN GREFFON OU D’UN SYSTEME DE GREFFONS 1 CONCEPTION ET PROCEDE DE MISE EN PLACE D’UN GREFFON OU D’UN SYSTEME DE GREFFONS	WO2009105699A1	PCT/US2009/34755A	2009-02-20

ENDOLOGIX INC	WO	METHOD AND AGENT FOR IN-SITU STABILIZATION OF VASCULAR TISSUE 1 PROCEDE ET AGENT DE STABILISATION IN SITU DU TISSU VASCULAIRE	WO2009064806A1	PCT/US2008/83267A	2008-11-12

ENDOLOGIX INC	WO	STENT 1 ENDOPROTHESE VASCULAIRE	WO2009055615A1	PCT/US2008/81022A	2008-10-23

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ENDOLOGIX, INC	WO	ENDOLUMINAL DEVICE AND POLYMER		PCT/US2018/056792	2018-10-19

ENDOLOGIX INC	DE	EINE EINZIGE PUNKTION ERFORDENDES ENTFALTUNGSSYSTEM FUR EIN GEFASSIMPLANTAT MIT VERZWEIGUNG	DE60031381T2	DE60031381A	2000-03-07

ENDOLOGIX INC	DE	SELBSTEXPANDIERENDE, SICH VERZWEIGENDE, ENDOVASKULARE PROTHESE	DE69933560T2	DE69933560A	1999-05-28

ENDOLOGIX INC	DE	ENDOLUMINALE VASKULARE PROTHESE	DE69927055T2	DE69927055A	1999-11-10

ENDOLOGIX INC	AU	Bifurcated vascular graft and method and apparatus for deploying same 1 Bifurcated vascular graft deployment device	AU725117B2	AU199861540A	1998-02-06

ENDOLOGIX INC	AU	Implantable vascular graft	AU200230661A	AU200230661A	2001-11-08

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP1397089	EP02730505.1	2017-04-19

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ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP1397089	EP02730505.1	2017-04-19

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP1397089	EP02730505.1	2017-04-19

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

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ENDOLOGIX INC	EP	ADVANCED KINK-RESISTANT STENT GRAFT	EP2833827	13714471.3	2018-01-31

ENDOLOGIX INC	EP	ADVANCED KINK-RESISTANT STENT GRAFT	EP2833827	13714471.3	2018-01-31

ENDOLOGIX INC	EP	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM		EP13717893.5	2014-11-06

ENDOLOGIX INC	EP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		EP15800658.5	2016-11-21

ENDOLOGIX INC	EP	ANEURYSM SAC ACCESS CONDUIT		15852460.3	2017-04-12

ENDOLOGIX INC	EP	DUAL INFLATABLE ARTERIAL PROSTHESIS		15876323.5	2017-07-13

ENDOLOGIX INC	EP	Endoluminal Prosthesis Systems and Methods		16815450.8	2017-12-19

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ENDOLOGIX INC	CN	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		2015800393484	2017-01-19

ENDOLOGIX INC	CN	DUAL INFLATABLE ARTERIAL PROSTHESIS		2015800763903	2017-08-17

ENDOLOGIX INC	JP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		2016-569901	2016-11-28

ENDOLOGIX INC	CN	Endoluminal Prosthesis Systems and Methods		201680037099.X	2017-12-22

ENDOLOGIX INC	JP	DUAL INFLATABLE ARTERIAL PROSTHESIS		2017-534803	2017-06-28

ENDOLOGIX INC	JP	Endoluminal Prosthesis Systems and Methods		PCT/US2016/039414	2017-12-22

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NELLIX INC.	US	Stent-graft with positioning anchor	US9814612B2	US14697433A	2015-10-21

NELLIX INC.	US	System and methods for endovascular aneurysm treatment	US9737425B2	US14537749A	2014-11-10

NELLIX INC.	US	Stent graft delivery system	US9730700B2	US14586110A	2015-04-23

NELLIX INC.	US	Methods for deploying a positioning anchor with a stent-graft	US9113999B2	US11876458A	2007-10-22

NELLIX INC.	US	Sealing apparatus and methods of use	US8945199B2	US12478225A	2009-06-04

NELLIX INC.	US	Stent graft delivery system	US8926682B2	US13243941A	2011-09-23

NELLIX INC.	US	System and methods for endovascular aneurysm treatment	US8906084B2	US12684074A	2010-01-07

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NELLIX INC.	US	Graft systems having filling structures supported by scaffolds and methods for their use	US8870941B2	US13285897A	2011-10-31

NELLIX INC.	US	STENT GRAFT DELIVERY SYSTEM	US20180028192A1	US15676869A	2017-08-14

NELLIX INC.	US	SEALING APPRATUS AND METHODS OF USE	US20150148892A1	US14612048A	2015-02-02

NELLIX INC.	US	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS AND METHODS FOR THEIR USE	US10022249	US14525019A	2014-10-27

NELLIX, INC.	US	System and methods of Endovascular Aneurysm Treatment		14/682414	8/21/17

Nellix, Inc.	US	Vascular stent-graft apparatus and forming method	US6695833	US09671550	9/27/00

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment 1 Systeme zur Behandlung von endovaskularen Aneurysmen 1 Systemes pour le traitement d’anevrisme endovasculaire	EP1778131B1	EP2005773726A	2005-07-22

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NELLIX INC.	EP	Method for forming a vascular stent-graft 1 Verfahren zur Herstellung eines vaskularen Stent-Grafts 1 Procede de formation d’un stent-greffe vasculaire.	EP1355587B1	EP2001973590A	2001-09-26

NELLIX INC	EP	METHODS AND SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES 1 VERFAHREN UND SYSTEME ZUR BEHANDLUNG VON ANEURYSMEN UNTER VERWENDUNG VON FULLSTRUKTUREN 1 PROCEDES ET SYSTEMES POUR LE TRAITEMENT DE L’ANEVRISME UTILISANT DES STRUCTURES DE REMPLISSAGE	EP1962722A4	EP2006850439A	2006-12-18

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment 1 Systeme zur endovaskularen Aneurysma-Therapie 1 Systemes pour le traitement d’anevrismes endovasculaires	EP2422745A1	EP2011180827A	2005-07-22

ENDOLOGIX INC	EP	DOCKING APPARATUS AND METHODS OF USE | ANDOCKVORRICHTUNG UND VERWENDUNGSVERFAHREN 1 APPAREIL DE FIXATION ET PROCEDES D’UTILISATION	EP2299933A1	EP2009770704A	2009-06-04

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ENDOLOGIX INC	EP	SEALING APPARATUS AND METHODS OF USE 1 VERSCHLUSSGERAT UND ANWENDUNGSVERFAHREN 1 DISPOSITIF DE FERMETURE ET PROCEDES D’UTILISATION ASSOCIES	EP2299931A1	EP2009759453A	2009-06-04

ENDOLOGIX INC	EP	STENT GRAFT DELIVERY SYSTEM 1 STENTGRAFT-ABLAGESYSTEM 1 SYSTEME DE MISE EN PLACE D ENDOPROTHESE VASCULAIRE	EP2278939A1	EP2009733719A	2009-04-24

ENDOLOGIX INC	EP	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS 1 TRANSPLANTATIONSSYSTEM MIT DURCH GERUSTE UNTERSTUTZTEN FULLSTRUKTUREN 1 SYSTEMES DE GREFFE PRESENTANT DES STRUCTURES DE REMPLISSAGE SOUTENUES PAR DES ECHAFAUDAGES	EP1874231A2	EP2006751879A	2006-04-28

ENDOLOGIX INC	EP	STENT-GRAFT WITH POSITIONING ANCHOR 1 STENT-GRAFT MIT POSITIONIERUNGSVERANKERUN G 1 ENDOPROTHESE A ANCRAGE DE POSITIONNEMENT	EP1542616A2	EP2003754880A	2003-09-22

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NELLIX INC.	WO	FILLING STRUCTURE FOR A GRAFT SYSTEM AND METHODS OF USE 1 STRUCTURE DE REMPLISSAGE POUR UN SYSTEME DE GREFFE ET PROCEDE D’UTILISATION	WO2011082040A1	PCT/US2010/061621	2010-12-21

NELLIX INC.	WO	DOCKING APPARATUS AND METHODS OF USE 1 APPAREIL DE FIXATION ET PROCEDES D’UTILISATION	WO2009158170A1	PCT/US2009/046308	2009-06-04

NELLIX INC.	WO	SEALING APPARATUS AND METHODS OF USE 1 DISPOSITIF DE FERMETURE ET PROCEDES D’UTILISATION ASSOCIES 1 DISPOSITIF DE FERMETURE ET PROCEDES D’UTILISATION ASSOCIES	WO2009149294A1	PCT/US2009/046310	2009-06-04

NELLIX INC.	WO	STENT GRAFT DELIVERY SYSTEM 1 SYSTEME DE MISE EN PLACE D’ENDOPROTHESE VASCULAIRE 1 SYSTEME DE MISE EN PLACE D’ENDOPROTHESE VASCULAIRE	WO2009132309A1	PCT/US2009/041718	2009-04-24

NELLIX INC.	WO	GRAFT ENDOFRAME HAVING AXIALLY VARIABLE CHARACTERISTICS 1 ENDOCADRE DE GREFFE AYANT	WO2009103011A1	PCT/US2009/034136	2009-02-13

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DES CARACTERISTIQUES VARIABLES AXIALEMENT

TRIVASCULAR INC.	US	Endovascular graft	US9867727B2	US14320773A	2014-07-01

TRIVASCULAR INC.	US	Advanced endovascular graft	US9788934B2	US14799656A	2015-07-15

TRIVASCULAR INC.	US	Endovascular graft for aneurysms involving major branch vessels	US9724186B2	US14050835A	2013-10-10

TRIVASCULAR INC.	US	System and method of pivoted stent deployment	US9713523B2	US14452343A	2014-08-05

TRIVASCULAR INC.	US	Systems and methods for guidewire crossover for bifurcated prostheses	US9655754B2	US14323059A	2014-07-03

TRIVASCULAR INC.	US	Bifurcated endovascular prosthesis having tethered contralateral leg	US9585774B2	US14823076A	2015-08-11

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TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US9549829B2	US14458349A	2014-08-13

TRIVASCULAR INC.	US	Delivery catheter for endovascular device	US9498363B2	US13835491A	2013-03-15

TRIVASCULAR INC	US	Low profile stent and delivery system	US9463101B2	US14923477A	2015-10-27

TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US9446553B2	US14230318A	2014-03-31

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US9351858B2	US14704013A	2015-05-05

TRIVASCULAR INC.	US	Non-degradable, low swelling, water soluble radiopaque hydrogel polymer	US9308301B2	US13089960A	2011-04-19

TRIVASCULAR INC.	US	Endovascular delivery system with an improved radiopaque marker scheme	US9233015B2	US13803050A	2013-03-14

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TRIVASCULAR INC.	US	Low profile stent graft and delivery system	US9192462B2	US13803037A	2013-03-14

TRIVASCULAR INC.	US	Fenestrated inflatable graft	US9144486B2	US13652471A	2012-10-15

TRIVASCULAR INC.	US	Bifurcated endovascular prosthesis having tethered contralateral leg	US9132025B2	US13803067A	2013-03-14

TRIVASCULAR INC.	US	Endovascular delivery system with flexible and torqueable hypotube	US9066828B2	US13803062A	2013-03-14

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US9050754B2	US12729182A	2010-03-22

TRIVASCULAR INC.	US	Durable stent graft with tapered struts and stable delivery methods and devices	US8992595B2	US13799207A	2013-03-13

TRIVASCULAR INC.	US	In vitro testing of endovascular device	US8978448B2	US13649066A	2012-10-10

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TRIVASCULAR INC.	US	Advanced endovascular graft delivery system and method of treatment	US8900288B2	US12566104A	2009-09-24

TRIVASCULAR INC.	US	Method of delivering advanced endovascular graft and system	US8864814B2	US13246651A	2011-09-27

TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US8840824B2	US12910281A	2010-10-22

TRIVASCULAR INC.	US	Endovascular graft	US8801769B2	US13737351A	2013-01-09

TRIVASCULAR INC.	US	Apparatus for manufacturing an endovascular graft section	US8783316B2	US12697504A	2010-02-01

TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US8728372B2	US12915636A	2010-10-29

TRIVASCULAR INC.	US	Advanced endovascular graft	US8709065B2	US12491336A	2009-06-25

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TRIVASCULAR INC.	US	Virtual prototyping and testing for medical device development	US8666714B2	US13523765A	2012-06-14

TRIVASCULAR INC.	US	Asymmetric stent apparatus and method	US8663309B2	US11861828A	2007-09-26

TRIVASCULAR INC.	US	Endovascular graft	US8361136B2	US12566793A	2009-09-25

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US8348989B2	US11429735A	2006-05-08

TRIVASCULAR INC.	US	Delivery system and method for bifurcated graft	US8328861B2	US11941434A	2007-11-16

TRIVASCULAR INC.	US	Endovascular graft and method of delivery	US8241346B2	US13246643A	2011-09-27

TRIVASCULAR INC.	US	Inflatable porous implants and methods for drug delivery	US8267989B2	US12860364A	2010-08-20

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TRIVASCULAR INC.	US	Inflatable intraluminal graft	US8226708B1	US10168053A	2002-06-14

TRIVASCULAR INC.	US	Stent and delivery system for deployment thereof	US8226701B2	US11861756A	2007-09-26

TRIVASCULAR INC.	US	Virtual prototyping and testing for medical device development	US8224632B2	US12904994A	2010-10-14

TRIVASCULAR INC.	US	Dual chamber cuff structure	US8216297B2	US11504434A	2006-08-14

TRIVASCULAR INC.	US	Barbed radially expandable stent	US8167927B2	US13245661A	2011-09-26

TRIVASCULAR INC.	US	Securement assembly and method for expandable endovascular device	US8083789B2	US11941450A	2007-11-16

TRIVASCULAR INC.	US	System and method of pivoted stent deployment	US8066755B2	US11861716A	2007-09-26

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TRIVASCULAR INC.	US	Constant force material delivery system and method	US7971751B2	US12724068A	2010-03-15

TRIVASCULAR INC.	US	Passive hemostatic sheath valve	US7901379B2	US11298285A	2005-12-09

TRIVASCULAR INC.	US	Virtual prototyping and testing for medical device development	US7840393B1	US09679725A	2000-10-04

TRIVASCULAR INC.	US	Inflatable porous implants and methods for drug delivery	US7803178B2	US10769532A	2004-01-30

TRIVASCULAR INC.	US	Advanced endovascular graft	US7766954B2	US11333595A	2006-01-17

TRIVASCULAR INC.	US	Constant force material delivery system and method	US7708163B2	US11360077A	2006-02-23

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US7682475B2	US11870748A	2007-10-11

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TRIVASCULAR INC.	US	Method for manufacturing an endovascular graft section	US7678217B2	US11522490A	2006-09-15

TRIVASCULAR INC.	US	Inflatable implant	US7632291B2	US10461853A	2003-06-13

TRIVASCULAR INC.	US	Endovascular graft	US7615071B2	US11390732A	2006-03-28

TRIVASCULAR INC.	US	Delivery system and method for expandable intracorporeal device	US7338518B2	US11201028A	2005-08-10

TRIVASCULAR INC.	US	Passive hemostatic sheath valve	US7241276B2	US10636871A	2003-08-06

TRIVASCULAR INC.	US	Advanced endovascular graft	US7147660B2	US10327711A	2002-12-20

TRIVASCULAR INC.	US	Kink resistant endovascular graft	US7150758B2	US10384103A	2003-03-06

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TRIVASCULAR INC.	US	Radially expandable stent	US7147661B2	US10029559A	2001-12-20

TRIVASCULAR INC.	US	Method and apparatus for shape forming endovascular graft material	US7147455B2	US10868292A	2004-06-14

TRIVASCULAR INC.	US	Method for manufacturing an endovascular graft section	US7125464B2	US10029557A	2001-12-20

TRIVASCULAR INC.	US	Endovascular graft	US7081129B2	US10132754A	2002-04-24

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US7090693B1	US10029584A	2001-12-20

TRIVASCULAR INC.	US	Delivery system and method for expandable intracorporeal device	US7066951B2	US10419312A	2003-04-17

TRIVASCULAR INC.	US	Method and apparatus for shape forming endovascular graft material	US6776604B1	US10029570A	2001-12-20

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TRIVASCULAR INC.	US	Delivery system and method for bifurcated endovascular graft	US6761733B2	US09917371A	2001-07-27

TRIVASCULAR INC.	US	Delivery system and method for endovascular graft	US6733521B2	US09834278A	2001-04-11

TRIVASCULAR INC.	US	Delivery system and method for expandable intracorporeal device	US6602280B2	US09774733A	2001-01-31

TRIVASCULAR INC.	US	Endovascular graft	US6395019B2	US09133978A	1998-08-14

TRIVASCULAR INC	US	ENDOVASCULAR GRAFT	US20170348125A1	US15686214A	2017-08-25

TRIVASCULAR INC	US	ADVANCED ENDOVASCULAR GRAFT	US20170348087A1	US15686218A	2017-08-25

TRIVASCULAR INC	US	ENDOVASCUALR GRAFT FOR ANEURYSMS INVOLVING MAJOR BRANCH VESSELS	US20170296327A1	US15638559A	2017-06-30

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TRIVASCULAR INC	US	SYSTEMS AND METHODS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	US20170216064A1	US15491074A	2017-04-19

TRIVASCULAR INC	US	Low Profile Stent Graft and Delivery System	US9987123	US15263469A	2016-09-13

TRIVASCULAR INC	US	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG	US10195060	US15299542A	2016-10-21

TRIVASCULAR INC	US	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG		16/267264	2019-02-04

TRIVASCULAR INC.	US	DELIVERY CATHETER FOR ENDOVASCULAR DEVICE	US20170035590A1	US15298166A	2016-10-19

TRIVASCULAR INC	US	PTFE LAYERS AND METHODS OF MANUFACTURING	US20160367354A1	US15251011A	2016-08-30

TRIVASCULAR INC	US	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME	US10034787	US14970621A	2015-12-16

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	US	NON-DEGRADABLE, LOW SWELLING, WATER SOLUBLE RADIOPAQUE HYDROGEL POLYMER	US20160193392A1	US15068415A	2016-03-11

TRIVASCULAR INC.	US	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS	US9956101	US14958085A	2015-12-03

TRIVASCULAR INC.	US	STENT GRAFT DELIVERY SYSTEM WITH ACCESS CONDUIT	US20160113796A1	US14920828A	2015-10-22

TRIVASCULAR INC.	US	ENDOVASCULAR DELIVERY SYSTEM WITH FLEXIBLE AND TORQUEABLE HYPOTUBE	US20150265446A1	US14717080A	2015-05-20

TRIVASCULAR INC.	US	INFLATABLE OCCLUSION WIRE-BALLOON FOR AORTIC APPLICATIONS	US20150250481A1	US14643217A	2015-03-10

TRIVASCULAR INC.	US	ADVANCED ENDOVASCULAR GRAFT AND DELIVERY SYSTEM	US20150164667A1	US14631818A	2015-02-25

TRIVASCULAR INC.	US	DURABLE STENT GRAFT WITH TAPERED STRUTS AND STABLE DELIVERY METHODS AND DEVICES	US20150157479A1	US14615337A	2015-02-05

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TRIVASCULAR INC.	US	TANDEM MODULAR ENDOGRAFT	US20150088244A1	US14492674A	2014-09-22

TRIVASCULAR INC.	US	ENDOLEAK ISOLATION SLEEVES AND METHODS OF USE	US20150073523A1	US14481834A	2014-09-09

TRIVASCULAR INC.	US	GATE WIRE FOR CONTRALATERAL LEG ACCESS	US20140194970A1	US14151373A	2014-01-09

TRIVASCULAR INC.	US	SAC LINER FOR ANEURYSM REPAIR	US20140194973A1	US14151195A	2014-01-09

TRIVASCULAR INC.	US	ASYMMETRIC STENT APPARATUS AND METHOD	US20140135899A1	US14157350A	2014-01-16

TRIVASCULAR INC.	US	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM	US20130268056A1	US13803033A	2013-03-14

TRIVASCULAR INC.	US	ADVANCED KINK RESISTANT STENT GRAFT	US9993328	US13803046A	2013-03-14

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TRIVASCULAR INC.	US	VASCULAR GRAFT HAVING LIMITED END STRUCTURE	US20130096665A1	US13650705A	2012-10-12

TRIVASCULAR INC.	US	INFLATABLE INTRALUMINAL GRAFT	US20120265290A1	US13532887A	2012-06-26

TRIVASCULAR INC.	US	ADVANCED ENDOVASCULAR GRAFT AND DELIVERY SYSTEM	US20120191174A1	US13297219A	2011-11-15

TRIVASCULAR INC.	US	SYSTEM AND METHOD OF PIVOTED STENT DEPLOYMENT	US20120083870A1	US13277117A	2011-10-19

TRIVASCULAR INC.	US	BARBED RADIALLY EXPANDABLE STENT WITH SLOTTED STRUTS	US20120016457A1	US13245652A	2011-09-26

TRIVASCULAR INC.	US	FILL TUBE MANIFOLD AND DELIVERY METHODS FOR ENDOVASCULAR GRAFT	US20110218609A1	US13024255A	2011-02-09

TRIVASCULAR INC.	US	HINGED ENDOVASCULAR DEVICE	US20100331958A1	US12747499A	2010-09-07

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TRIVASCULAR INC.	US	Inflatable Implant	US10201350	US12628623A	2009-12-01

TRIVASCULAR INC.	US	INFLATABLE IMPLANT~~53480~~		16/273008	2019-02-11

TRIVASCULAR INC.	US	METHOD OF DELIVERING ADVANCED ENDOVASCULAR GRAFT	US20100016943A1	US12566808A	2009-09-25

TRIVASCULAR INC.	US	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY	US10159557	US12245620A	2008-10-03

TRIVASCULAR INC.	US	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY		16/231219	2018-12-21

TRIVASCULAR INC.	US	ALIGNMENT STENT APPARATUS AND METHOD	US20090082845A1	US11861746A	2007-09-26

TRIVASCULAR INC.	US	SYSTEM AND METHOD OF SECURING STENT BARBS	US20090082847A1	US11861731A	2007-09-26

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TRIVASCULAR INC.	US	APPARATUS FOR SECURING STENT BARBS	US20090082841A1	US11861739A	2007-09-26

TRIVASCULAR INC.	US	PTFE LAYERS AND METHODS OF MANUFACTURING	US20090036971A1	US12250915A	2008-10-14

TRIVASCULAR INC.	US	PTFE LAYERS AND METHODS OF MANUFACTURING	US20090036973A1	US12250946A	2008-10-14

TRIVASCULAR INC.	US	Non-degradable, low swelling, water soluble radiopaque hydrogel polymer	US20060222596A1	US11097467A	2005-04-01

TRIVASCULAR INC.	US	Hybrid modular endovascular graft	US20060224232A1	US11097718A	2005-04-01

TRIVASCULAR INC.	US	Delivery system and method for bifurcated graft	US20060009833A1	US11205793A	2005-08-15

TRIVASCULAR INC.	US	Methods, compositions and devices for embolizing body lumens	US20050158272A1	US11031311A	2005-01-07

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TRIVASCULAR INC.	US	Endoluminal prosthesis endoleak management	US20050090804A1	US10691849A	2003-10-22

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US20050027347A1	US10640368A	2003-08-13

TRIVASCULAR INC.	US	Layered endovascular graft	US20040220664A1	US10803153A	2004-03-17

TRIVASCULAR INC.	US	Delivery system and method for bifurcated graft	US20040138734A1	US10686863A	2003-10-16

TRIVASCULAR INC.	US	Endovascular graft	US20030216802A1	US10289136A	2002-11-05

TRIVASCULAR INC.	US	Inflatable intraluminal graft	US20030225453A1	US10289137A	2002-11-05

TRIVASCULAR INC.	US	Advanced endovascular graft	US20030120338A1	US10091641A	2002-03-05

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TRIVASCULAR INC.	US	Delivery system and method for bifurcated graft	US20030004560A1	US10122474A	2002-04-11

TRIVASCULAR INC.	US	Layered endovascular graft	US20020010508A1	US09970576A	2001-10-04

TRIVASCULAR INC.	US	Stent-graft with improved flexibility	US2018-0110609	15/568834	10/24/17

Trivascular, Inc.	US	Passive hemostatic sheath valve	US7901379	US11298285	12/9/05

Trivascular, Inc.	US	Fluid mixing apparatus and method	US7178978	US10658074	9/8/03

Trivascular, Inc.	US	Delivery system and method for expandable intracorporeal device	US6602280	US09774733	1/31/01

Trivascular, Inc.	US	Endovascular graft	US6395019	US09133978	8/14/98

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Trivascular, Inc.	US	Layered endovascular graft	US6331191	US09200317	11/25/98

Trivascular, Inc.	US	Endovascular graft having longitudinally displaceable sections	US6132457	US09177295	10/22/98

Trivascular, Inc.	US	Delivery catheter for endovascular device		US15298166	10/19/16

Trivascular, Inc.	US	Bifurcated endovascular prosthesis having tethered contralateral leg		US15299542	10/21/16

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US15251011	8/30/16

Trivascular, Inc.	US	Endovascular delivery system with an improved radiopaque marker scheme		US14970621	12/16/15

Trivascular, Inc.	US	Non-degradable, low swelling, water soluble radiopaque hydrogel polymer		US15068415	3/11/16

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Trivascular, Inc.	US	Stent graft delivery system with access conduit		US14920828	10/22/15

Trivascular, Inc.	US	Bifurcated endovascular prosthesis having tethered contralateral leg		US14823076	8/11/15

Trivascular, Inc.	US	Low profile stent and delivery system		US14923477	10/27/15

Trivascular, Inc.	US	Endovascular delivery system with flexible and torqueable hypotube		US14717080	5/20/15

Trivascular, Inc.	US	Advanced endovascular graft and delivery system		US14631818	2/25/15

Trivascular, Inc.	US	Durable stent graft with tapered struts and stable delivery methods and devices		US14615337	2/5/15

Trivascular, Inc.	US	Sac liner for aneurysm repair		US14151195	1/9/14

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Trivascular, Inc.	US	Gate wire for contralateral leg access		US14151373	1/9/14

Trivascular, Inc.	US	Asymmetric stent apparatus and method		US14157350	1/16/14

Trivascular, Inc.	US	Low profile stent graft and delivery system		US13803033	3/14/13

Trivascular, Inc.	US	Advanced kink resistant stent graft		US13803046	3/14/13

Trivascular, Inc.	US	Vascular graft having limited end structure		US13650705	10/12/12

Trivascular, Inc.	US	Inflatable intraluminal graft		US13532887	6/26/12

Trivascular, Inc.	US	Advanced endovascular graft and delivery system		US13297219	11/15/01

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Trivascular, Inc.	US	System and method of pivoted stent deployment		US13277117	10/19/11

Trivascular, Inc.	US	Barbed radially expandable stent with slotted struts		US13245652	9/26/11

Trivascular, Inc.	US	Fill tube manifold and delivery methods for endovascular graft		US13024255	2/9/11

Trivascular, Inc.	US	Hinged endovascular device		US12747499	9/7/10

Trivascular, Inc.	US	Method of delivering advanced endovascular graft		US12566808	9/25/09

Trivascular, Inc.	US	Modular vascular graft for low profile percutaneous delivery		US12245620	10/3/08

Trivascular, Inc.	US	System and method of securing stent barbs		US11861731	9/26/07

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Trivascular, Inc.	US	Alignment stent apparatus and method		US11861746	9/26/07

Trivascular, Inc.	US	Apparatus for securing stent barbs		US11861739	9/26/07

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US12250946	10/14/08

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US12250915	10/14/08

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US11106150	4/13/05

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US11106131	4/13/05

Trivascular, Inc.	US	Hybrid modular endovascular graft		US11097718	4/1/05

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Trivascular, Inc.	US	Non-degradable low swelling, water soluble radiopaque hydrogel polymer		US11097467	4/1/05

Trivascular, Inc.	US	Delivery system and method for bifurcated graft		US11205793	8/15/05

Trivascular, Inc.	US	Modular endovascular graft		US11077938	3/11/05

Trivascular, Inc.	US	Methods, compositions and devices for embolizing body lumens		US11031311	1/7/05

Trivascular, Inc.	US	Endoluminal prosthesis endoleak management		US10691849	10/22/03

Trivascular, Inc.	US	Endovascular graft joint and method for manufacture		US10640368	8/13/03

Trivascular, Inc.	US	Layered endovascular graft		US10803153	3/17/04

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Trivascular, Inc.	US	Delivery system and method for bifurcated graft		US10686863	10/16/03

Trivascular, Inc.	US	Inflatable intraluminal graft		US10289137	11/5/02

Trivascular, Inc.	US	Endovascular graft		US10289136	11/5/02

Trivascular, Inc.	US	Advanced endovascular graft		US10091641	3/5/02

Trivascular, Inc.	US	Delivery system and method for bifurcated graft		US10122474	4/11/02

Trivascular, Inc.	US	Layered endovascular graft		US09970576	10/3/01

TRIVASCULAR INC.	EP	ADVANCED KINK-RESISTANT STENT GRAFT 1 HOCHENTWICKELTES KNICKBESTANDIGES STENTTRANSPLANTAT 1	EP2833827B1	EP2013714471A	2013-03-21

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOPROTHESE EVOLUEE RESISTANT AU PLIAGE

TRIVASCULAR INC.	EP	INFLATABLE IMPLANT 1 AUFBLASBARES IMPLANTAT 1 IMPLANT GONFLABLE	EP1635738B1	EP2004776568A	2004-06-14

TRIVASCULAR INC.	EP	ENDOVASCULAR GRAFT FOR ANEURYSMS INVOLVING MAJOR BRANCH VESSELS 1 ENDOVASKULARES TRANSPLANTAT FUR ANEURYSMEN MIT BETEILIGUNG VON GROSSEN VERZWEIGTEN GEFASSEN 1 GREFFON ENDOVASCULAIRE POUR ANEVRISMES METTANT EN JEU DES VAISSEAUX RAMIFIES PRINCIPAUX	EP2906144B1	EP2013780282A	2013-10-10

TRIVASCULAR INC.	EP	ADVANCED ENDOVASCULAR GRAFT AND DELIVERY SYSTEM 1 FORTSCHRITTLICHES ENDOVASKULARES TRANSPLANTAT UND SYSTEM ZU SEINER VERAB REICHUN G 1 GREFFE ENDOVASCULAIRE AVANCEE ET SYSTEME DE POSE ASSOCIE	EP2640319B1	EP2011841183A	2011-11-15

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	DELIVERY CATHETER FOR ENDOVASCULAR DEVICE 1 EINFUHRKATHETER FUR EINE ENDOVASKULARE VORRICHTUNG 1 CATHETER DE DELIVRANCE POUR DISPOSITIF ENDOVASCULAIRE	EP2833845B1	EP2013771941A	2013-04-01

TRIVASCULAR INC.	EP	Endovascular graft 1 Endovaskulares Gewebe 1 Greffe endovasculaire	EP1464301B1	EP200475832A	1999-02-09

TRIVASCULAR INC.	EP	PTFE LAYERS AND METHODS OF MANUFACTURING 1 PTFE-LAGEN UND HERSTELLUNGSVERFAHREN 1 COUCHES DE PTFE ET PROCEDES DE FABRICATION	EP1888318B1	EP2006740124A	2006-03-30

TRIVASCULAR INC.	EP	ADVANCED ENDOVASCULAR GRAFT 1 FORTSCHRITTLICHES ENDOVASKULARES TRANSPLANTAT 1 GREFFON ENDOVASCULAIRE EVOLUE	EP1467679B1	EP2002796047A	2002-12-20

TRIVASCULAR INC.	EP	Non-degradable low swelling, water soluble radiopaque hydrogels 1 Nicht abbaubares, schwach anschwellendes,wasserlosliches rontgendichtes Hydrogelpolymer 1 Polymere absorbant l’eau, radiopaque, soluble	EP2332590B1	EP2010194236A	2006-03-28

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dans l’eau, a faible gonflement et non degradable

TRIVASCULAR INC.	EP	Endovascular graft 1 Endovaskulares Transplantat 1 Greffe endovasculaire	EP2147658B1	EP200913660A	1999-02-09

TRIVASCULAR INC.	EP	Kink resistant endovascular graft 1 Knickbestandiges Stentimplantat 1 Stent a greffer resistant au pliage	EP2319456B1	EP2010183146A	2004-03-05

TRIVASCULAR INC.	EP	Delivery system for graft 1 Abgabesystem fur Graft 1 Systeme de mise en place pour prothese	EP2145607B1	EP2009175398A	2004-10-15

TRIVASCULAR INC.	EP	DELIVERY SYSTEM FOR BIFURCATED GRAFT 1 VORRICHTUNG ZUR PLATZIERUNG VON ZWEIGETEILTEN ENDOPROTHESEN 1 SYSTEME DE MISE EN PLACE D’UN GREFFON A BIFURCATION	EP1377234B1	EP2002725639A	2002-04-11

TRIVASCULAR INC.	EP	Advanced endovascular graft 1 Erweitertes endovaskulares Transplantat 1 Greffe endovasculaire evoluee	EP2135583B1	EP20099090A	2002-12-20

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TRIVASCULAR INC.	EP	KINK RESISTANT ENDOVASCULAR GRAFT 1 KNICKFESTES ENDOVASKULARES IMPLANTAT 1 IMPLANT ENDOVASCULAIRE RESISTANT A LA DEFORMATION	EP1601314B1	EP2004718097A	2004-03-05

TRIVASCULAR INC.	EP	NON-DEGRADABLE LOW SWELLING, WATER SOLUBLE RADIOPAQUE HYDROGELS 1 NICHT- ABBAUBARE WENIG QUELLENDE WASSERLOSLICHE RONTGENDICHTE HYDROGELS 1 HYDROGEL RADIOPAQUE, SOLUBLE DANS L’EAU, NON DEGRADABLE ET A FAIBLE GONFLEMENT	EP1874370B1	EP2006739747A	2006-03-28

TRIVASCULAR INC.	EP	INFLATABLE INTRALUMINAL GRAFT 1 AUFBLASBARER INTRALUMINALER PFROPFEN 1 GREFFON INTRALUMINAL GONFLABLE	EP1176926B1	EP2000907760A	2000-03-03

TRIVASCULAR INC.	EP	ENDOVASCULAR GRAFT I ENDOVASKULARES IMPLANTAT I GREFFON ENDOVASCULAIRE	EP1054648B1	EP1999906812A	1999-02-09

TRIVASCULAR INC.	EP	STENT GRAFT DELIVERY SYSTEM WITH ACCESS CONDUIT I STENTGRAFTEINFUHRUNGSSY STEM MIT ZUGANGSKANAL I	EP3209249A1	EP2015852460A	2015-10-22

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
SYSTEME DE POSE DE GREFFE ET PROTHESE ENDOVASCULAIRE AVEC CONDUIT D’ACCES

TRIVASCULAR INC.	EP	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS I VORRICHTUNGEN UND VERFAHREN ZUR INTERNEN BECKENKONSERVIERUNG I DISPOSITIFS ET PROCEDES DE PRESERVATION DE L’ILIAQUE INTERNE	EP3226814A1	EP2015816618A	2015-12-03

TRIVASCULAR INC.	EP	INFLATABLE OCCLUSION WIRE-BALLOON FOR AORTIC APPLICATIONS I AUFBLASBARER OKKLUSIONSDRAHTBALLON FUR ANWENDUNGEN IN DER AORTA I BALLONNET DE FIL D’OCCLUSION GONFLABLE POUR APPLICATIONS AORTIQUES	EP3116439A1	EP2015711020A	2015-03-10

TRIVASCULAR INC.	EP	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES I SYSTEME FUR FUHRUNGSDRAHTUB ERGANG FUR VERZWEIGTE PROTHESEN I SYSTEMES POUR UN CROISEMENT DE FIL-GUIDE POUR DES PROTHESES BIFURQUEES	EP3091944A1	EP2014752969A	2014-07-30

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	Germany	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3091944	14752969.7	7/18/2018

TRIVASCULAR INC.	UK	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3091944	14752969.7	7/18/2018

TRIVASCULAR INC.	IT	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3091944	14752969.7	7/18/2018

TRIVASCULAR INC.	EP	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3409243	18183721.2	2018-07-16

TRIVASCULAR INC.	EP	TANDEM MODULAR ENDOGRAFT 1 MODULARES TANDEM-ENDOGRAFT 1 ENDOGREFFE MODULAIRE EN TANDEM	EP3049021A1	EP2014782021A	2014-09-23

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	DURABLE STENT GRAFT WITH TAPERED STRUTS AND STABLE DELIVERY METHODS AND DEVICES 1 DAUERHAFTES STENTIMPLANTAT MIT KONISCHEN STREBEN UND STABILE FREISETZUNGSVERFAHREN SOWIE VORRICHTUNGEN 1 ENDOPROTHESE VASCULAIRE DURABLE AVEC ENTRETOISES CONIQUES ET PROCEDES ET DISPOSITIFS DE DELIVRANCE STABLES	EP2833830A4	EP2013772199A	2013-03-29

TRIVASCULAR INC.	EP	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME 1 ENDOVASKULARES FREISETZUNGSSYSTEM MIT VERBESSERTEM RONTGENMARKERSCHEMA 1 SYSTEME DE POSE ENDOVASCULAIRE AYANT UNE TECHNIQUE DE MARQUEUR RADIO-OPAQUE AMELIOREE	EP2861189A1	EP2013733113A	2013-05-31

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG 1 GEGABELTE ENDOVASKULARE PROTHESE MIT ANGEBUNDENEM KONTRALATERALEM BEIN 1 PROTHESE ENDOVASCULAIRE BIFURQUEE POSSEDANT UNE JAMBE CONTROLATERALE AVEC ATTACHE	EP2861183A1	EP2013733115A	2013-05-31

TRIVASCULAR INC.	DE	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG |	EP2861183A1	EP2013733115A	2013-05-31

TRIVASCULAR INC.	GB	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG |	EP2861183A1	EP2013733115A	2013-05-31

TRIVASCULAR INC.	IT	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG |	EP2861183A1	EP2013733115A	2013-05-31

TRIVASCULAR INC.	EP	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG |		18209876.4	2018-12-03

TRIVASCULAR INC.	EP	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM | FLACHES STENTTRANSPLANTAT UND FREISETZUNGSSYSTEM 1	EP2833829A1	EP2013717893A	2013-03-21

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOPROTHESE VASCULAIRE A PROFIL BAS ET SYSTEME DE DELIVRANCE

TRIVASCULAR INC	EP	ALIGNMENT STENT APPARATUS AND METHOD | VORRICHTUNG UND VERFAHREN ZUR STENTAUSRICHTUNG 1 APPAREIL D’ENDOPROTHESE D’ALIGNEMENT ET PROCEDE	EP2194919A4	EP2008834027A	2008-09-25

TRIVASCULAR INC	EP	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY | MODULARER GEFASSERSATZ FUR PERKUTANE FREISETZUNG MIT NIEDRIGEM PROFIL | GREFFON VASCULAIRE MODULAIRE POUR ADMINISTRATION PERCUTANEE A PROFIL REDUIT	EP2194921A4	EP2008835032A	2008-10-03

TRIVASCULAR INC	EP	METHOD AND APPARATUS FOR MANUFACTURING AN ENDOVASCULAR GRAFT SECTION | VERFAHREN UND VORRICHTUNG ZUR HERSTELLUNG EINES ENDOVASKULAREN TRANSPLANTATABSCHNITTS | PROCEDE ET APPAREIL DE	EP1465685A4	EP2002805657A	2002-12-20

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
FABRICATION D’UNE SECTION DE GREFFON ENDOCORONAIRE

TRIVASCULAR INC	WO	ENDOLUMINAL PROSTHESIS DEPLOYMENT DEVICES AND METHODS 1 DISPOSITIFS ET PROCEDES DE DEPLOIEMENT DE PROTHESE ENDOLUMINALE	WO2017019913A1	WO2016US44583A	2016-07-28

TRIVASCULAR INC	WO	STENT-GRAFT WITH IMPROVED FLEXIBILITY 1 GREFFON DE STENT A FLEXIBILITE AMELIOREE	WO2016183128A1	WO2016US31728A	2016-05-11

TRIVASCULAR INC	WO	BALLOON ASSISTED ENDOLUMINAL PROSTHESIS DEPLOYMENT 1 DEPLOIEMENT DE PROTHESE ENDOLUMINALE ASSISTE PAR BALLONNET	WO2016191602A1	WO2016US34427A	2016-05-26

TRIVASCULAR INC	WO	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS 1 DISPOSITIFS ET PROCEDES DE PRESERVATION DE L’ILIAQUE INTERNE	WO2016090112A1	WO2015US63686A	2015-12-03

TRIVASCULAR INC	WO	STENT GRAFT DELIVERY SYSTEM WITH ACCESS CONDUIT 1 SYSTEME DE POSE DE GREFFE ET PROTHESE ENDOVASCULAIRE AVEC CONDUIT D’ACCES	WO2016065208A1	WO2015US57016A	2015-10-22

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	INFLATABLE OCCLUSION WIRE-BALLOON FOR AORTIC APPLICATIONS 1 BALLONNET DE FIL D’OCCLUSION GONFLABLE POUR APPLICATIONS AORTIQUES	WO2015138402A1	WO2015US19626A	2015-03-10

TRIVASCULAR INC	WO	SYSTEMS AND METHODS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES 1 SYSTEMES ET PROCEDES POUR UN CROISEMENT DE FIL-GUIDE POUR DES PROTHESES BIFURQUEES	WO2015105530A1	WO2014US48769A	2014-07-30

TRIVASCULAR INC	WO	TANDEM MODULAR ENDOGRAFT 1 ENDOGREFFE MODULAIRE EN TANDEM	WO2015048004A1	WO2014US56953A	2014-09-23

TRIVASCULAR INC	WO	ENDOVASCULAR GRAFT FOR ANEURYSMS INVOLVING MAJOR BRANCH VESSELS 1 GREFFON ENDOVASCULAIRE POUR ANEVRISMES METTANT EN JEU DES VAISSEAUX RAMIFIES PRINCIPAUX	WO2014059114A3	WO2013US64290A	2013-10-10

TRIVASCULAR INC	WO	SAC LINER FOR ANEURYSM REPAIR 1 REVETEMENT SAC POUR REPARATION D’ANEVRISME	WO2014110231A3	WO2014US10828A	2014-01-09

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	GATE WIRE FOR CONTRALATERAL LEG ACCESS 1 FIL GUIDE POUR PERMETTRE UN ACCES A UN JAMBAGE CONTROLATERAL	WO2014110254A1	WO2014US10870A	2014-01-09

TRIVASCULAR INC	WO	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG 1 PROTHESE ENDOVASCULAIRE BIFURQUEE POSSEDANT UNE JAMBE CONTROLATERALE AVEC ATTACHE	WO2013188134A1	WO2013US43630A	2013-05-31

TRIVASCULAR INC	WO	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME 1 SYSTEME DE POSE ENDOVASCULAIRE AYANT UNE TECHNIQUE DE MARQUEUR RADIO-OPAQUE AMELIOREE	WO2013188132A1	WO2013US43615A	2013-05-31

TRIVASCULAR INC	WO	ENDOVASCULAR DELIVERY SYSTEM WITH FLEXIBLE AND TORQUEABLE HYPOTUBE 1 SYSTEME DE POSE ENDOVASCULAIRE POURVU D’UN HYPOTUBE FLEXIBLE ET POUVANT ETRE SOUMIS A UN COUPLE DE TORSION	WO2013188133A1	WO2013US43623A	2013-05-31

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	DELIVERY CATHETER FOR ENDOVASCULAR DEVICE 1 CATHETER DE DELIVRANCE POUR DISPOSITIF ENDOVASCULAIRE	WO2013151924A1	WO2013US34787A	2013-04-01

TRIVASCULAR INC	WO	DURABLE STENT GRAFT WITH TAPERED STRUTS AND STABLE DELIVERY METHODS AND DEVICES 1 ENDOPROTHESE VASCULAIRE DURABLE AVEC ENTRETOISES CONIQUES ET PROCEDES ET DISPOSITIFS DE DELIVRANCE STABLES	WO2013151896A1	WO2013US34654A	2013-03-29

TRIVASCULAR INC	WO	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM 1 ENDOPROTHESE VASCULAIRE A PROFIL BAS ET SYSTEME DE DELIVRANCE	WO2013151793A1	WO2013US33250A	2013-03-21

TRIVASCULAR INC	WO	ADVANCED KINK-RESISTANT STENT GRAFT 1 ENDOPROTHESE EVOLUEE RESISTANT AU PLIAGE	WO2013151794A3	WO2013US33252A	2013-03-21

TRIVASCULAR INC	WO	ADVANCED ENDOVASCULAR GRAFT AND DELIVERY SYSTEM | GREFFE ENDOVASCULAIRE AVANCEE ET SYSTEME DE POSE ASSOCIE	WO2012068175A3	WO2011US60873A	2011-11-15

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	FILL TUBE MANIFOLD AND DELIVERY METHODS FOR ENDOVASCULAR GRAFT | COLLECTEUR DE TUBE DE REMPLISSAGE ET PROCEDES DE POSE DE GREFFON ENDOVASCULAIRE	WO2011100367A3	WO2011US24248A	2011-02-09

TRIVASCULAR INC	DE	ENDOVASKULARES IMPLANTAT	DE69918272T2	DE69918272A	1999-02-09

TRIVASCULAR INC	CA	VIRTUAL PROTOTYPING AND TESTING FOR MEDICAL DEVICE DEVELOPMENT 1 ESSAI ET PROTOTYPAGE VIRTUELS DE MISE AU POINT DE DISPOSITIFS MEDICAUX	CA2424252C	CA2424252A	2001-09-28

TRIVASCULAR INC	CA	DELIVERY SYSTEM AND METHOD FOR BIFURCATED GRAFT | METHODE ET SYSTEME DE MISE EN PLACE D’UN GREFFON A BIFURCATION	CA2443104C	CA2443104A	2002-04-11

TRIVASCULAR INC	CA	ENDOVASCULAR GRAFT 1 GREFFON ENDOVASCULAIRE	CA2501892C	CA2501892A	1999-02-09

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	CA	INFLATABLE INTRALUMINAL GRAFT | GREFFON INTRALUMINAL GONFLABLE	CA2640263C	CA2640263A	2000-03-03

TRIVASCULAR INC	CA	INFLATABLE INTRALUMINAL GRAFT 1 GREFFON INTRALUMINAL GONFLABLE	CA2376253C	CA2376253A	2000-03-03

TRIVASCULAR INC	CA	ENDOVASCULAR GRAFT 1 GREFFON ENDOVASCULAIRE	CA2319052C	CA2319052A	1999-02-09

TRIVASCULAR INC	AU	Modular vascular graft for low profile percutaneous delivery	AU2008308474B2	AU2008308474A	2008-10-03

TRIVASCULAR INC	AU	Advanced endovascular graft	AU2009230748B2	AU2009230748A	2009-10-26

TRIVASCULAR INC	AU	Advanced endovascular graft	AU2009201682B2	AU2009201682A	2009-04-28

TRIVASCULAR INC	AU	Method and apparatus for manufacturing an endovascular graft section	AU2008258148B2	AU2008258148A	2008-12-17

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	AU	Advanced endovascular graft	AU2002360765C1	AU2002360765A	2002-12-20

TRIVASCULAR INC	AU	Method and apparatus for manufacturing an endovascular graft section	AU2002366805B8	AU2002366805A	2002-12-20

TRIVASCULAR INC	AU	Virtual prototyping and testing for medical device development	AU2001293179A1	AU2001293179A	2001-09-28

TRIVASCULAR INC	AU	Delivery system and method for expandable intracorporeal device	AU200133250A	AU200133250A	2001-02-01

TRIVASCULAR, INC.	DE	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY	2194921	08835032.7	2018-08-29

TRIVASCULAR, INC.	GB	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY	2194921	08835032.7	2018-08-29

TRIVASCULAR, INC.	IT	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY	2194921	08835032.7	2018-08-29

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	JP	ADVANCED KINK-RESISTANT STENT GRAFT	6297023	2015-504610	3/2/2018

TRIVASCULAR INC	UK	INFLATABLE OCCLUSION WIRE- BALLOON FOR AORTIC APPLICATIONS	15711020.6	3116439	2/7/2018

TRIVASCULAR INC	UK	PASSIVE HEMOSTATIC SHEATH VALVE	04780128.7	1651135	2/28/2018

TRIVASCULAR INC	CN	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		201810370663.0	2015-5-5

ENDOLOGIX, INC.	CN	CATHETER SYSTEM AND METHODS OF USING SAME	ZL201510649289.4	201510649289.4	2018-6-8

ENDOLOGIX, INC.	JP	CATHETER SYSTEM AND METHODS OF USING SAME	6294669	2013-556828	2018-2-23

TRIVASCULAR INC	Germany	PASSIVE HEMOSTATIC SHEATH VALVE	1651135	04780128.7	2018-2-28

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX, INC.	JP	BALLOON ASSISTED ENDOLUMINAL PROSTHESIS DEPLOYMENT		2017-560952	5/26/2016

ENDOLOGIX, Inc.	EP	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	3397199	16882476.1	12/23/2016

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application

Date

ENDOLOGIX, Inc.	JP	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	2019-500168	2018-534852	12/23/2016

ENDOLOGIX INC.	US	STENT GRAFT SYSTEMS WITH RESTRAINTS IN CIRCUMFERENTIAL CHANNELS AND METHODS THEREOF		62/678961	5/31/2018

ENDOLOGIX INC.	US	PERCUTANEOUS METHOD AND DEVICE TO TREAT DISSECTIONS		15/429090	2/9/2017

NELLIX, INC.	US	SYSTEM AND METHODS FOR ENDOVASCULAR ANEURYSM TREATMENT	2018-0064566	15/682414	8/21/2017

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	US	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME	US20180344491A1	16/049560	7/30/2018

ENDOLOGIX INC.	PCT	SINGLE PUNCTURE BIFURCATION GRAFT DEPLOYMENT SYSTEM	WO2000053251	PCT/US2000/006070	3/7/2000

ENDOLOGIX INC.	PCT	GRAFT DEPLOYMENT SYSTEM	WO2004047885	PCT/US2003/37685	11/25/2003

ENDOLOGIX INC.	PCT	DUAL CONCENTRIC GUIDEWIRE AND METHODS OF BIFURCATED GRAFT DEPLOYMENT	WO2008089097	PCT/US2008/050915	1/11/2008

ENDOLOGIX INC.	PCT	ENDOLUMENAL VASCULAR PROSTHESIS WITH NEOINTIMA INHIBITING POLYMERIC SLEEVE	WO2005096997	PCT/US2005/11522	4/6/2005

ENDOLOGIX INC.	PCT	IMPLANTABLE VASCULAR GRAFT	WO2002039888	PCT/US2001/47028	11/8/2001

ENDOLOGIX INC.	PCT	DUAL WIRE PLACEMENT CATHETER	WO2001003762	PCT/US2000/016352	6/14/2000

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	PCT	MULTI-SEGMENTED GRAFT DEPLOYMENT SYSTEM	WO2008034106	PCT/US2007/78565	9/14/2007

ENDOLOGIX INC.	PCT	METHOD AND APPARATUS FOR DECOMPRESSING ANEURYSMS	WO2005099807	PCT/US2005/12306	4/12/2005

TRIVASCULAR INC.	EP	ENDOLUMINAL PROSTHESIS DEPLOYMENT DEVICES AND METHODS	3328326	16831382.3	7/28/2016

TRIVASCULAR INC.	EP	BALLOON ASSISTED ENDOLUMINAL PROSTHESIS DEPLOYMENT	3302356	16800744.1	5/26/2016

TRIVASCULAR INC.	EP	STENT-GRAFT WITH IMPROVED FLEXIBILITY	3294210	16793394.4	5/11/2016

TRIVASCULAR INC.	EP	PTFE LAYERS AND METHODS OF MANUFACTURING	3095585	16171681.6	3/30/2006

SCHEDULE 11

TRADEMARKS

See attached.

Trademarks

Grantor	Country	Mark	Application No.	Application Date	Registration No.	Registration Date
Endologix, Inc.	U.S.		86/854470	12/18/15

Endologix, Inc.	U.S.	ACTIVESEAL	85/518,608	01/17/12	5396605	02/06/18

Endologix, Inc.	U.S.	AFX	85/069,068	06/22/10	4214460	09/25/12

Endologix, Inc.	U.S.	ANGIOTIP	85/767055	10/30/12	5205176	05/16/17

Endologix, Inc.	U.S.	DURAPLY	86/362822	08/11/14	5433696	3/27/18

Endologix, Inc.	U.S.	ENDOLOGIX	75/323,314	07/11/97	2257799	06/29/99

Endologix, Inc.	U.S.	EVAS FORWARD	86/116940	11/12/13	5306786	10/10/17

Endologix, Inc.	U.S.	INNOVATION TAKING SHAPE	85/369,728	07/12/11	4220343	10/09/12

Endologix, Inc.	U.S.	INNOVATION THAT EMPOWERS	85/514516	01/11/12	4841631	10/27/15

Endologix, Inc.	U.S.	INTELIX	86/316249	06/20/14	5059968	10/11/16

Endologix, Inc.	U.S.	INTUITRAK	77/494,729	06/09/08	3649757	07/07/09

Endologix, Inc.	-1-	Updated: March 18, 2019

Endologix, Inc.	U.S.	INTUITRAK DELIVERY SYSTEM	77/520,529	07/11/08	3649866	07/07/09

Endologix, Inc.	U.S.	NELLIX	77/090544	01/24/07	3880178	11/23/10

Endologix, Inc.	U.S.	POWERLINK	75/658,969	03/12/99	2456038	05/29/01

Endologix, Inc.	U.S.	POWERLINK XL	78/718,728	09/22/05	3573999	02/10/09

Endologix, Inc.	U.S.	SUREPASS	78/965,443	08/31/06	3593259	03/17/09

Endologix, Inc.	U.S.	VELA	85/857988	02/22/13	5296578	09/26/17

Endologix, Inc.	Argentina		3514846	06/16/16	2888199	05/19/17

Endologix, Inc.	Argentina		3514844	06/16/16	2888198	05/19/17

Endologix, Inc.	Argentina		3514844	06/16/16

Endologix, Inc.	Argentina		3514842	06/16/16	2888196	05/19/17

Endologix, Inc.	-2-	Updated: March 18, 2019

Endologix, Inc.	Argentina	AFX	3064304	01/27/11	2496722	04/04/12

Endologix, Inc.	Argentina	DURAPLY	3386456	02/11/15	2773735	12/09/15

Endologix, Inc.	Argentina	INTELIX	3375648	12/19/14	2766285	12/04/15

Endologix, Inc.	Argentina	INTELIX	3375649	12/19/14	2766286	11/04/15

Endologix, Inc.	Argentina	INTELIX	3375650	12/19/14	2766287	11/04/15

Endologix, Inc.	Argentina	NELLIX	3243024	05/02/13	2658594	06/26/14

Endologix, Inc.	Argentina	VELA	3271551	08/22/13	2808433	06/03/16

Endologix, Inc.	Argentina	XPAND	3072929	03/16/11	2506706	06/01/12

Endologix, Inc.	Australia		1326557	06/14/16	1326557	04/24/17

Endologix, Inc.	Australia	DURAPLY	1710503	02/10/15	1710503	11/04/15

Endologix, Inc.	Australia	INTELIX	1247823	12/19/14	1247823	11/25/16

Endologix, Inc.	Brazil		911.201.521	06/17/16	911.201.521	06/19/18

Endologix, Inc.	-3-	Updated: March 18, 2019

Endologix, Inc.	Brazil		911.201.572	06/17/16	911.201.572	06/19/18

Endologix, Inc.	Brazil		911.201.599	06/17/16	911.201.599	06/19/18

Endologix, Inc.	Brazil		911.201.602	06/17/16	911.201.602	06/19/18

Endologix, Inc.	Brazil	ACTIVESEAL	909861684	08/20/15	909861684	01/02/18

Endologix, Inc.	Brazil	AFX	912186283	01/19/17	912186283	10/16/18

Endologix, Inc.	Brazil	DURAPLY	909861722	08/20/15	909861722	06/19/18

Endologix, Inc.	Brazil	INTELIX	909861749	08/20/15	909861749	01/02/18

Endologix, Inc.	Brazil	INTELIX	909861765	08/20/15	909861765	01/02/18

Endologix, Inc.	Brazil	INTELIX	909861773	08/20/15	909861773	01/02/18

Endologix, Inc.	Brazil	NELLIX	840506538	05/06/13	840506538	02/16/16

Endologix, Inc.	Brazil	VELA	840618530	08/22/13

Endologix, Inc.	Canada	DURAPLY	1714718	02/10/15

Endologix, Inc.	-4-	Updated: March 18, 2019

Endologix, Inc.	Canada	INTELIX	1707569	12/17/14

Endologix, Inc.	Canada	VELA	1640416	08/21/13

Endologix, Inc.	Chile	XPAND	1137099	12/30/14	1187135	11/27/15

Endologix, Inc.	China		1326551	06/14/16

Endologix, Inc.	China	DURAPLY	1257411	02/10/15	1257411	02/10/15

Endologix, Inc.	China	INTELIX	1247823	12/19/14	1247823	12/19/14

Endologix, Inc.	Colombia	AFX	16-133051	05/11/16

Endologix, Inc.	Colombia	ENDOLOGIX	16-121402	05/11/16	582446	11/17/17

Endologix, Inc.	Colombia	XPAND	1246435	12/26/14	1246435	12/26/14

Endologix, Inc.	European Community	AFX	009609884	12/20/10	009609884	12/01/11

Endologix, Inc.	European Community	ANGIOTIP	011780129	04/30/13	011780129	09/24/13

Endologix, Inc.	European Community	CLASSICAL REMODELING	4598728	08/19/05	4598728	08/02/06

Endologix, Inc.	European Community	DURAPLY	1257411	02/10/15	1257411	02/10/15

Endologix, Inc.	European Community	ENDOLOGIX, INC.	720649	01/12/98	720649	01/12/98

Endologix, Inc.	-5-	Updated: March 18, 2019

Endologix, Inc.	European Community	INTELIX	13361399	10/15/14	13361399	08/20/18

Endologix, Inc.	European Community	INTUITRAK	7453401	11/28/08	7453401	09/21/09

Endologix, Inc.	European Community	INTUITRAK DELIVERY SYSTEM	7513302	12/23/08	7513302	07/21/09

Endologix, Inc.	European Community	NELLIX	011771011	04/26/13	011771011	09/18/13

Endologix, Inc.	European Community	POWERLINK XL	5002977	03/22/06	5002977	04/11/07

Endologix, Inc.	European Community	VISIFLEX DELIVERY SYSTEM	5075528	04/24/06	5075528	04/16/07

Endologix, Inc.	European Community	VISIFLEX SURE PASS	5749338	02/28/07	5749338	01/31/08

Endologix, Inc.	European Union		1326551	06/14/16	1326551	06/12/17

Endologix, Inc.	France	POWERLINK	043299490	09/13/99	043299490	12/31/04

Endologix, Inc.	Hong Kong	DURAPLY	303301280	02/15/15	303301280	10/05/15

Endologix, Inc.	Hong Kong	INTELIX	303240954	12/18/14	303240954	09/07/16

Endologix, Inc.	Italy	POWERLINK	001724	09/13/99	0001376420	02/27/08

Endologix, Inc.	-6-	Updated: March 18, 2019

Endologix, Inc.	Japan		1326551	06/14/16	1326551	05/02/17

Endologix, Inc.	Japan	ACTIVESEAL	2015-078597	08/17/15	5857166	06/10/16

Endologix, Inc.	Japan	AFX	2015-078596	08/17/15	5824704	02/05/16

Endologix, Inc.	Japan	DURAPLY	1257411	02/10/15	1257411	01/19/16

Endologix, Inc.	Japan	ENDOLOGIX, INC.	1155/1998	01/12/98	4352035	01/14/00

Endologix, Inc.	Japan	INTELIX	1247823	12/19/14	1247823	10/27/15

Endologix, Inc.	Japan	NELLIX	2013-031634	04/25/13	5613989	09/06/13

Endologix, Inc.	Japan	VELA	2013-6/4901	08/21/13	6101928	11/30/18

Endologix, Inc.	Japan	VISIFLEX DELIVERY SYSTEM	2006-035170	04/17/06	4974084	07/28/06

Endologix, Inc.	Japan	VISIFLEX SURE PASS	2007-017236	02/28/07	5066349	07/27/07

Endologix, Inc.	Korea	DURAPLY	1257411	02/10/15	1257411	02/10/15

Endologix, Inc.	Korea	INTELIX	1247823	12/19/14	1247823	06/13/16

Endologix, Inc.	Malaysia	DURAPLY	2015052019	02/11/15	2015052019	12/29/16

Endologix, Inc.	-7-	Updated: March 18, 2019

Endologix, Inc.	Malaysia	INTELIX	2014069128	12/18/14	2014069128	04/22/16

Endologix, Inc.	Malaysia	INTELIX	2014069135	12/18/14	2014069135	05/10/16

Endologix, Inc.	Mexico	XPAND	1246435	12/26/14	1246435	07/26/16

Endologix, Inc.	New Zealand	DURAPLY	1024501	02/10/15	1024501	12/02/15

Endologix, Inc.	New Zealand	INTELIX	1247823	12/19/14	1019974	09/27/16

Endologix, Inc.	Peru	XPAND	601318	12/29/14	00223114	04/22/15

Endologix, Inc.	Singapore	DURAPLY	40201513229	02/10/15	40201513229	01/06/16

Endologix, Inc.	Singapore	INTELIX	40201508694	12/19/14	40201508694	11/11/15

Endologix, Inc.	Taiwan	DURAPLY	104008448	02/11/15	1764288	04/16/16

Endologix, Inc.	Taiwan	INTELIX	103072703	12/18/14	1740066	11/16/15

Endologix, Inc.	Thailand	DURAPLY	973443	02/11/15	171110590	09/28/17

Endologix, Inc.	Thailand	INTELIX	966979	12/19/14

Endologix, Inc.	Thailand	INTELIX	966980	12/19/14

Endologix, Inc.	United Kingdom	POWERLINK	2369587	09/13/99	2369587	12/09/05

Endologix, Inc.	Venezuela	XPAND	20754-14	12/30/14	P352404	06/07/16

Endologix, Inc.	-8-	Updated: March 18, 2019

Endologix, Inc.	Vietnam	DURAPLY	1257411	02/10/15	1257411	11/03/16

Endologix, Inc.	Vietnam	INTELIX	1247823	12/19/14	1247823	05/21/15

Endologix, Inc.	U.S.	ALTO	87/906,099	5/3/2018

Endologix, Inc.	U.S.	VERTA	87/116,482	7/26/2016

TriVascular, Inc.	U.S.	ALLEGRO	86/758,465	9/16/2015

TriVascular, Inc.	U.S.	CUSTOMSEAL	86/047,875	8/26/2013	4,732,342	5/5/2015

TriVascular, Inc.	U.S.	OVATION	77/941,535	2/22/2010	4,440,468	11/26/2013

TriVascular, Inc.	U.S.	OVATION ALTO	86/047,894	8/26/2013	5,195,890	5/2/2017

TriVascular, Inc.	U.S.	OVATION PRIME	85/900,037	4/10/2013	4,452,625	12/17/2013

TriVascular, Inc.	U.S.		85/832,445	1/25/2013	4,449,077	12/10/2013

TriVascular, Inc.	U.S.	TRIVASCULAR	75/879,907	12/21/1999	2,867,015	7/27/2004

TriVascular, Inc.	U.S.		85/831,355	1/24/2013	4,395,789	9/3/2013

TriVascular, Inc.	Australia	CUSTOMSEAL	1608471	2/27/2014	1608471	1/21/2015

TriVascular, Inc.	Australia	OVATION	1379343	8/20/2010	1379343	1/10/2011

TriVascular, Inc.	Australia	OVATION ALTO	1608211	2/26/2014	1608211	5/28/2014

Endologix, Inc.	-9-	Updated: March 18, 2019

TriVascular, Inc.	Australia	OVATION PRIME	1583683	10/2/2013	1583683	1/7/2014

TriVascular, Inc.	Australia		1537921	1/29/2013	1537921	7/31/2013

TriVascular, Inc.	Australia	TRIVASCULAR	888603	9/7/2001	888603	9/7/2001

TriVascular, Inc.	Australia		983475	12/30/2003	983475	8/16/2004

TriVascular, Inc.	Brazil	CUSTOMSEAL	840.803.346	2/26/2014	840803346	10/18/2016

TriVascular, Inc.	Brazil	OVATION	830727035	8/20/2010	830727035	1/6/2015

TriVascular, Inc.	Brazil	OVATION ALTO	840.803.419	2/26/2014	840.803.419	3/20/2018

TriVascular, Inc.	Brazil	OVATION PRIME	840.666.152	10/4/2013	840666152	8/23/2016

TriVascular, Inc.	Brazil		830854487	11/24/2010	830854487	6/3/2014

TriVascular, Inc.	Canada	CUSTOMSEAL	1,665,277	2/25/2014

TriVascular, Inc.	Canada	OVATION	1493184	8/20/2010	TMA858,759	8/28/2013

TriVascular, Inc.	Canada	OVATION ALTO	1,665,276	2/25/2014

TriVascular, Inc.	Canada	OVATION PRIME	1,645,991	10/2/2013

TriVascular, Inc.	Canada		1,611,335	1/25/2013	TMA934,553	4/12/2016

TriVascular, Inc.	Canada	TRIVASCULAR	1,612,136	1/31/2013	TMA882,992	7/29/2014

Endologix, Inc.	-10-	Updated: March 18, 2019

TriVascular, Inc.	Canada		1200748	12/30/2003	TMA825955	6/8/2012

TriVascular, Inc.	China	CUSTOMSEAL	14075157	2/26/2014	14075157	4/28/2015

TriVascular, Inc.	China	OVATION	8598413	8/23/2010	8598413	11/7/2011

TriVascular, Inc.	China	OVATION ALTO	14075158	2/26/2014	14075158	4/28/2015

TriVascular, Inc.	China	OVATION PRIME	13321289	10/8/2013	13321289	6/21/2015

TriVascular, Inc.	China		8898103	11/30/2010	8898103	12/14/2011

TriVascular, Inc.	EUTM	OVATION	009325234	8/20/2010	009325234	2/3/2011

TriVascular, Inc.	EUTM	OVATION ALTO	012636908	2/25/2014	012636908	7/16/2014

TriVascular, Inc.	EUTM	OVATION PRIME	012189148	10/2/2013	012189148	2/26/2014

TriVascular, Inc.	EUTM		011523305	1/28/2013	011523305	6/24/2013

TriVascular, Inc.	EUTM	TRIVASCULAR	002374593	9/13/2001	002374593	3/12/2003

TriVascular, Inc.	EUTM		003598836	12/31/2003	003598836	4/29/2005

TriVascular, Inc.	India	OVATION	2012141	8/20/2010	2012141	8/23/2016

TriVascular, Inc.	India		2060383	11/29/2010	2060383	11/29/2010

TriVascular, Inc.	Japan	CUSTOMSEAL	2014-14237	2/26/2014	5672406	5/23/2014

Endologix, Inc.	-11-	Updated: March 18, 2019

TriVascular, Inc.	Japan	OVATION	2010-065871	8/20/2010	5614976	9/13/2013

TriVascular, Inc.	Japan	OVATION ALTO	2014-14238	2/26/2014	5672407	5/23/2014

TriVascular, Inc.	Japan	OVATION PRIME	2013-024875	4/4/2013	5613251	9/6/2013

TriVascular, Inc.	Japan		2013-5504	1/30/2013	5643434	1/17/2014

TriVascular, Inc.	Japan	TRIVASCULAR	2001-115594	12/27/2001	4731627	12/5/2003

TriVascular, Inc.	Japan		2004-030615	3/18/2004	4778040	6/11/2004

TriVascular, Inc.	Mexico	OVATION	1113689	8/20/2010	1235645	8/20/2010

TriVascular, Inc.	Mexico		1139285	12/2/2010	1213946	4/27/2011

Endologix, Inc.	-12-	Updated: March 18, 2019

EXHIBIT B

ABL Amendment

[Attached]

Filed as Exhibit 10.3 to this Current Report

EXHIBIT C

Equity Financing Documents

[Attached]

Filed as Exhibit 10.1 to this Current Report

EXHIBIT D

Convertible Debenture Restructuring Documents

[Attached]

Filed as Exhibit 10.2 to this Current Report